[GRAPHIC]

[FIRST AMERICAN FUNDS(TM) LOGO]

2002 ANNUAL REPORT

STOCK FUNDS

OUR STRENGTH

WE ARE A PERFORMANCE-DRIVEN, INDEPENDENT-STYLE FIRM, BACKED BY THE RESOURCES AND STABILITY OF A LEADING FINANCIAL ORGANIZATION.

OUR GOAL

SUPERIOR LONG-TERM PERFORMANCE.

OUR PLEDGE

WE TAILOR OUR APPROACH TO YOUR INVESTMENT NEEDS AND MEASURE OUR PERFORMANCE AGAINST YOUR GOALS.

FIRST AMERICAN FUNDS

ON THE COVER

OUR CORPORATE CONSTITUTION

THIS STATEMENT IS DESIGNED TO CAPTURE THE CHARACTER AND AMBITION OF OUR FIRM. WE ARE FOUNDED ON STRENGTH, FOCUSED ON OUR GOAL, AND COMMITTED TO OUR PLEDGE.

OUR IMAGE-GEORGE WASHINGTON

HIS RICH LEGACY AS PATRIOT AND LEADER IS WIDELY RECOGNIZED AS EMBODYING THE SOUND JUDGMENT, RELIABILITY, AND STRATEGIC VISION THAT ARE CENTRAL TO OUR BRAND. FASHIONED IN A STYLE REMINISCENT OF AN 18TH CENTURY ENGRAVING, THE ILLUSTRATION CONVEYS THE SYMBOLIC STRENGTH AND VITALITY OF WASHINGTON, WHICH ARE ATTRIBUTES THAT WE VALUE AT FIRST AMERICAN FUNDS.

TABLE OF CONTENTS

MESSAGE TO SHAREHOLDERS                                   1

REPORT OF INDEPENDENT AUDITORS                           39

SECTOR FUNDS
    Schedule of Investments                              40
    Statements of Assets and Liabilities                 43
    Statements of Operations                             44
    Statements of Changes in Net Assets                  45
    Financial Highlights                                 46

INTERNATIONAL FUNDS
    Schedule of Investments                              50
    Statements of Assets and Liabilities                 54
    Statements of Operations                             55
    Statements of Changes in Net Assets                  56
    Financial Highlights                                 58

SMALL CAP FUNDS
    Schedule of Investments                              60
    Statements of Assets and Liabilities                 67
    Statements of Operations                             68
    Statements of Changes in Net Assets                  70
    Financial Highlights                                 72

MID CAP FUNDS
    Schedule of Investments                              76
    Statements of Assets and Liabilities                 82
    Statements of Operations                             83
    Statements of Changes in Net Assets                  84
    Financial Highlights                                 86

LARGE CAP FUNDS
    Schedule of Investments                              90
    Statements of Assets and Liabilities                 95
    Statements of Operations                             96
    Statements of Changes in Net Assets                  98
    Financial Highlights                                100

GROWTH & INCOME FUNDS
    Schedule of Investments                             104
    Statements of Assets and Liabilities                113
    Statements of Operations                            114
    Statements of Changes in Net Assets                 115
    Financial Highlights                                116

NOTES TO FINANCIAL STATEMENTS                           118

NOTICE TO SHAREHOLDERS                                  137

OUR FUND FAMILY

HIGHER RISK AND RETURN POTENTIAL

SECTOR FUNDS

  - Technology

  - Health Sciences

  - Real Estate Securities

INTERNATIONAL FUNDS

  - Emerging Markets

  - International

SMALL CAP FUNDS

  - Micro Cap

  - Small Cap Growth

  - Small Cap Core

  - Small Cap Value

MID CAP FUNDS

  - Mid Cap Growth

  - Mid Cap Core

  - Mid Cap Value

LARGE CAP FUNDS

  - Large Cap Growth

  - Large Cap Core

  - Large Cap Value

GROWTH & INCOME FUNDS

  - Equity Income

  - Balanced

INDEX FUNDS

ASSET ALLOCATION FUNDS

INCOME FUNDS

TAX FREE INCOME FUNDS

MONEY MARKET FUNDS

LOWER RISK AND RETURN POTENTIAL


MUTUAL FUND INVESTING INVOLVES RISK; PRINCIPAL LOSS IS POSSIBLE.

NOT FDIC INSURED NO BANK GUARANTEE MAY LOSE VALUE

MESSAGE TO SHAREHOLDERS NOVEMBER 15, 2002

   DEAR SHAREHOLDERS:

   In these times of challenges and uncertainty that affect nearly all investors, we want to thank you for the confidence you've shown in the First American Funds family. Although this past year has been a trying time for many of us, with numerous obstacles thrown in our path, our commitment to your financial success is stronger than ever.

   We continue to put the full extent of our resources and capabilities to work for your benefit, which includes better focusing those resources to serve your needs. We have made progress toward accomplishing this goal by merging funds with similar investment objectives within our fund family and making changes, in some cases substantial, to our fund portfolio management teams. We also continue to make advancements to our website, firstamericanfunds.com, a valuable tool for your investing needs.

   The importance of a diversified portfolio is as imperative now as it ever has been. At First American Funds, we provide a wide variety of investment vehicles to fit your investing needs, including the addition of new products to our existing line-up. This past year we added three new funds: the Ohio Tax Free Fund, which has an objective of providing income generally exempt from both state of Ohio and federal income tax; the Short Tax Free Fund, which has an objective of providing current income exempt from federal income tax to the extent consistent with preservation of capital; and the Intermediate Government Bond Fund, which has an objective of providing current income that is exempt from state income tax, to the extent consistent with preservation of capital. In addition, to help those of you working hard to save for college education for yourselves, your children, or your grandchildren, First American funds are now offered in a tax-advantaged 529 college savings plan. By continuing to make improvements such as these, we strive to provide answers to your ever-changing financial needs.

   We invite you to take a few minutes to review the results of the past year and the associated comments on the performance of the markets and your funds in the pages of this annual report. Once again, thank you for your support of the First American family of funds.


   Sincerely,


   /s/ Virginia L. Stringer   /s/ Thomas S. Schreier     /s/ Mark Jordahl

   VIRGINIA L. STRINGER       THOMAS S. SCHREIER, JR.    MARK JORDAHL

   CHAIRPERSON OF THE BOARD   PRESIDENT                  VICE PRESIDENT,
   FIRST AMERICAN INVESTMENT  FIRST AMERICAN INVESTMENT  INVESTMENTS
   FUNDS, INC.                FUNDS, INC.                FIRST AMERICAN
                                                         INVESTMENT FUNDS, INC.

A TIME OF CHALLENGE AND UNCERTAINTY

[GRAPHIC]

   Investors may be relieved that the past year is behind us. Rarely have there been periods where the investment markets were more difficult as the bear market environment, which began in early 2000, continued in full force.

   A wide array of challenges emerged over the past year to disrupt the investing environment. In October 2001, the nation was still reeling from the impact of the unprecedented terrorist attacks of September 11 and subsequent threats. War in Afghanistan was imminent and, later, tensions rose in the Middle East and between India and Pakistan, threatening to broaden the conflict. At home, corporate accounting problems that first came to prominence with the Enron scandal spread to a number of other prominent companies. On the economic front, the recovery that appeared to begin in early 2002 suddenly became less vibrant than many expected. Ultimately, there was little positive news to encourage investors.

   STOCKS RISE, THEN FALL

   What began as an optimistic view of the economy caused a brief rally in stocks in the closing months of 2001. However, the optimism faded as bad news overwhelmed the positive signals. This included limited spending by companies on new equipment. While government spending increased, particularly in areas related to defense and homeland security, it was up to consumers to keep the economy afloat.

   Unfortunately, this wasn't enough to improve corporate profitability to levels that could sustain stock prices. Although large-cap stocks were the hardest hit sector of the market, small- and mid-cap stocks also could not avoid the general weakness that dominated the market.

[GRAPHIC]

   BONDS THE BENEFICIARY AGAIN

   Interest rates began this past fiscal year at fairly low levels and, surprisingly, continued to decline for much of the year. This was a reflection of both a weaker-than-expected economic recovery and a desire by investors to find less volatile alternatives for their money. Once again, U.S. Treasury securities, as well as tax-exempt bonds issued by government entities, were the biggest beneficiaries of the interest-rate trend. But not all parts of the bond market participated in the rally. Corporate bonds, particularly those from lower-rated issuers, were negatively affected by many of the same factors that plagued the equity markets.

   POSITIVE FUNDAMENTALS FIGHT FOR CENTER STAGE

   While the economy is growing and corporate profits are improving, the headlines of the day have proven to be extremely distracting. Still, there are reasons to believe that better times are ahead. The U.S. economy is likely to continue to grow at a moderate level without triggering any serious inflation threat. As a result, the environment should improve for the stock market and still remain viable for bond investors. However, it seems likely that markets will continue to be somewhat volatile for the foreseeable future.

   Now, more than ever, it is important to be aware of all of the investment options available to you. A valuable lesson of the extended bear market is that an appropriately diversified portfolio is critical to help you both achieve your goals and do so within your comfort level. We're proud to offer you a full range of options in the First American family of funds that can help keep you on the right path in order to meet your financial goals. Thanks to our wide variety of investment choices, we're confident you can find solutions to help fulfill your objectives for years to come.

HEALTH SCIENCES

Investment Objective: LONG-TERM GROWTH OF CAPITAL

Last year, the stock market faced many challenges, and health care stocks were not immune to the maladies of the general market. The First American Health Sciences Fund (the "Fund") Class Y shares lost 19.44% (Class A shares declined 19.61% on net asset value) for the fiscal year. The Fund's benchmark, the S&P Health Care Composite Index, was down 22.38% for the same period*.

While health care stocks typically offer stability and protection in a volatile market due to their low correlation with the economy, the sector as a whole was not able to escape the market's challenges in the past year. Issues that affected the broader market, including economic sluggishness and global uncertainties, also played a role in the decline of health care stocks. Notably, pharmaceutical stocks, which make up a majority of the sector on a market capitalization-weighted basis, declined significantly during the period. Many of the larger pharmaceutical companies are dealing with significant fundamental issues (patent risk, inventory management and regulatory compliance) that have hurt their ability to generate acceptable profit growth. While the Fund had exposure in this sector, it was largely underweight in the group and avoided many of the blow-ups, which assisted in the Fund's out-performance in this critical sector. Among the Fund's largest contributors was Pharmacia, which is being acquired by Pfizer at a 40% premium. Pharmacia, the Fund's second largest position, was up 2.10% during the fiscal year. Among the weak performers that dragged down the Fund's performance were King Pharmaceuticals and Pfizer.

The three other major sectors represented in the health care marketplace were a mixed bag. Biotechnology stocks, another significant component in the sector, did not fare much better than pharmaceuticals. Many of the Fund's largest losers reside in the biotech sector as the inherent risk in this industry is significant. A bright spot in this difficult market was the health care services area, which includes hospitals and managed care organizations. One stock that worked particularly well for the Fund was Wellpoint Health Networks, a managed care company, which posted a gain of 34.3% during the period. Medical device companies also enjoyed sound performance; the Fund benefited from a core group of holdings including Boston Scientific and Zimmer.

In the closing months of the fiscal year, the managers concentrated the number of holdings in the Fund in an effort to improve the quality of the portfolio. While volatility is typical in a sector fund such as this, the long-term outlook for strong companies in the health care market is positive. With an aging population worldwide, demand for medical care is likely to rise. Further, given the decline in valuations, many of these stocks look attractive at levels we have not seen in years.

ANNUALIZED PERFORMANCE(1)
AS OF SEPTEMBER 30, 2002

                                                        SINCE INCEPTION(4)
                                               ----------------------------------
                            1 YEAR   5 YEARS   1/31/1996    2/1/2000    9/24/2001
---------------------------------------------------------------------------------
Class A NAV                 -19.61%    -3.13%       0.60%         --          --

Class A POP                 -24.02%    -4.22%      -0.25%         --          --

Class B NAV                 -20.21%    -3.83%      -0.14%         --          --

Class B POP                 -24.20%    -4.12%      -0.14%         --          --

Class C NAV                 -20.25%       --          --       -4.22%         --

Class C POP                 -21.85%       --          --       -4.59%         --

Class S                     -19.72%       --          --          --      -12.50%

Class Y                     -19.44%    -2.89%       0.84%         --          --

S&P Health Care
 Composite Index(3)         -22.38%     4.61%       9.44%      -1.58%     -22.38%

* Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.

VALUE OF A $10,000 INVESTMENT(1),(2) AS OF SEPTEMBER 30, 2002

[CHART]

CLASS A

                          FIRST AMERICAN             FIRST AMERICAN
                   HEALTH SCIENCES FUND,      HEALTH SCIENCES FUND,         S&P HEALTH CARE
                             CLASS A NAV                CLASS A POP      COMPOSITE INDEX(3)
1/1996                          $ 10,000                   $  9,452                $ 10,000
9/1996                          $  9,868                   $  9,327                $ 10,926
9/1997                          $ 12,197                   $ 11,528                $ 14,704
9/1998                          $  9,119                   $  8,619                $ 20,030
9/1999                          $  9,673                   $  9,142                $ 19,925
9/2000                          $ 15,659                   $ 14,801                $ 24,768
9/2001                          $ 12,943                   $ 12,234                $ 23,720
9/2002                          $ 10,405                   $  9,834                $ 18,411

[CHART]

CLASS Y

               FIRST AMERICAN
         HEALTH SCIENCES FUND,            S&P HEALTH CARE
                       CLASS Y         COMPOSITE INDEX(3)
1/1996                $ 10,000                   $ 10,000
9/1996                $  9,880                   $ 10,926
9/1997                $ 12,241                   $ 14,704
9/1998                $  9,168                   $ 20,030
9/1999                $  9,772                   $ 19,925
9/2000                $ 15,840                   $ 24,768
9/2001                $ 13,124                   $ 23,720
9/2002                $ 10,573                   $ 18,411

(1) Past performance does not guarantee future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. The principal value of an investment and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance reflects voluntary fee waivers in effect. In the absence of such fee waivers, total returns would be reduced. Index is for illustrative purposes only and is not available for investment. Sector funds such as the First American Health Sciences Fund are more vulnerable to price fluctuation as a result of events that may affect the industry in which they focus than are funds that invest in multiple industries. Share prices of sector funds also will fluctuate with changing market conditions, as will share prices of other stock funds. Sector funds should not be treated as a core investment; rather, their role is to round out the growth portion of a well-diversified investment portfolio.

     Total returns at net asset value ("NAV") reflect performance over the time period indicated without including the Fund's maximum sales charge and assumes reinvestment of all distributions at NAV.

     Total returns at public offering price ("POP") reflect performance over the time period indicated including maximum sales charges of 5.50% for Class A shares, 1% for Class C shares, and the maximum contingent deferred sales charge ("CDSC") for Class B and Class C shares for the relevant period. Maximum CDSC for Class B shares is 5.00% and 1.00% for Class C shares. Total returns assume reinvestment of all distributions at NAV.

     The Health Sciences Fund's 2000 returns were higher due in part to its strategy of investing in IPOs in a period favorable for IPO investing. Of course, such favorable returns involve accepting the risk of volatility, and there is no assurance that the Fund's future investment in IPOs will have the same effect on performance as it had in 1999 and 2000.

(2) Performance for Class B, Class C, and Class S shares is not presented. Performance for Class B and Class C is lower due to higher expenses. Performance for Class S is substantially similar to Class A due to similar expenses.

(3) An unmanaged index comprised of health care stocks in the S&P 500 Composite Index (an unmanaged index of large-capitalization stocks).

(4) The performance since inception for the index is calculated from the month end following the inception of the class.

REAL ESTATE SECURITIES

Investment Objective: ABOVE AVERAGE CURRENT INCOME AND LONG-TERM CAPITAL APPRECIATION

While an ongoing bear market continued to send equity markets lower, real estate securities were one of the few areas to generate positive returns. The First American Real Estate Securities Fund (the "Fund") benefited in this environment by generating a gain of 10.40% for Class Y shares for the fiscal year ended September 30, 2002 (Class A shares rose 10.07% on net asset value). Over the same 12-month period, the Fund outpaced its benchmark, the Morgan Stanley REIT (Real Estate Investment Trusts) Index, which returned 8.56%*.

In a period that failed to bring an end to the bear market for stocks, real estate found itself in a completely different environment. Specifically, real estate securities managed to generate positive performance. A number of REITs, the focus of the portfolio's investments, drew investor attention due in large part to their ability to generate very attractive dividend yields. This provided a degree of stability that most stocks couldn't match. In addition, many firms involved in the real estate marketplace enjoyed solid profit growth, a benefit that many companies outside the industry had difficulty duplicating.

The biggest driver of positive performance in the portfolio was the strength of our holdings in mall and retail-oriented REITs. With consumer spending continuing to drive what growth existed in the U.S. economy, this sector was able to meet and exceed cash flow expectations. Because the Fund had a larger-than-average weighting in this sector, the portfolio was able to fully capitalize on the opportunity. Among the best performing stocks in this sector were Simon Property Group and General Growth Properties, Inc. A number of sectors struggled, including hotel stocks such as Starwood Hotels. This segment continues to be hurt because corporate travel has not returned to pre-September 11 levels. Office property managers such as Equity Office proved to be particularly weak. Likewise, residential property companies such as Equity Residential also lost ground.

Throughout the year, the Fund put increasing focus on stocks of retail companies, while de-emphasizing office and apartment REITS. With signs that retail sales may be leveling off a bit, the Fund's position in the retail segment was more broadly diversified as a defensive measure.

A factor working in favor of the real estate sector is that more investors are beginning to recognize the favorable dividend levels and consistent, favorable long-term earnings of this group and increasing investment allocations to it. In the coming months, there is reason for a bit more caution, as the retail segment may flatten out after its strong performance in the past year. Industrial REITs might perform better as this sector is less dependent on job growth. Office and apartment securities may have a more difficult time until there is clear and sustained improvement in job growth in the economy. Steps will be taken as needed to help the Fund navigate through what may be a challenging market environment.

ANNUALIZED PERFORMANCE(1)
AS OF SEPTEMBER 30, 2002

                                                         SINCE INCEPTION(4)
                                          -----------------------------------------------
                      1 YEAR   5 YEARS    6/30/1995   9/29/1995      2/1/2000   9/24/2001
-----------------------------------------------------------------------------------------
Class A NAV            10.07%     4.56%          --       10.56%           --          --

Class A POP             4.12%     3.39%          --        9.68%           --          --

Class B NAV             9.21%     3.79%          --        9.71%           --          --

Class B POP             4.29%     3.47%          --        9.71%           --          --

Class C NAV             9.27%       --           --          --         15.88%         --

Class C POP             7.21%       --           --          --         15.44%         --

Class S                10.13%       --           --          --            --       15.14%

Class Y                10.40%     4.83%       11.23%         --            --          --

Morgan Stanley
 REIT Index(3)          8.56%     3.46%       10.46%      10.21%        16.84%       8.56%

* Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.

VALUE OF A $10,000 INVESTMENT(1),(2) AS OF SEPTEMBER 30, 2002

[CHART]

CLASS A

                           FIRST AMERICAN REAL              FIRST AMERICAN REAL
                       ESTATE SECURITIES FUND,          ESTATE SECURITIES FUND,     MORGAN STANLEY
                                   CLASS A NAV                      CLASS A POP      REIT INDEX(3)
9/1995                                $ 10,000                         $  9,452           $ 10,000
9/1996                                $ 11,817                         $ 11,171           $ 11,827
9/1997                                $ 16,163                         $ 15,279           $ 16,661
9/1998                                $ 14,155                         $ 13,381           $ 14,285
9/1999                                $ 13,321                         $ 12,592           $ 13,445
9/2000                                $ 16,875                         $ 15,952           $ 16,302
9/2001                                $ 18,341                         $ 17,338           $ 18,197
9/2002                                $ 20,203                         $ 19,098           $ 19,755

[CHART]

CLASS Y

                           FIRST AMERICAN REAL
                       ESTATE SECURITIES FUND,            MORGAN STANLEY
                                       CLASS Y             REIT INDEX(3)
6/1995                                $ 10,000                  $ 10,000
9/1995                                $ 10,519                  $ 10,411
9/1996                                $ 12,468                  $ 12,313
9/1997                                $ 17,091                  $ 17,346
9/1998                                $ 15,009                  $ 14,872
9/1999                                $ 14,163                  $ 13,998
9/2000                                $ 17,980                  $ 16,972
9/2001                                $ 19,601                  $ 18,945
9/2002                                $ 21,639                  $ 20,567

(1) Past performance does not guarantee future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. The principal value of an investment and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance reflects voluntary fee waivers in effect. In the absence of such fee waivers, total returns would be reduced. Index is for illustrative purposes only and is not available for investment. Sector funds such as the First American Real Estate Securities Fund are more vulnerable to price fluctuation as a result of events that may affect the industry in which they focus than are funds that invest in multiple industries. Share prices of sector funds also will fluctuate with changing market conditions, as will share prices of other stock funds. Sector funds should not be treated as a core investment; rather, their role is to round out the growth portion of a well-diversified investment portfolio.

     Total returns at net asset value ("NAV") reflect performance over the time period indicated without including the Fund's maximum sales charge and assumes reinvestment of all distributions at NAV.

     Total returns at public offering price ("POP") reflect performance over the time period indicated including maximum sales charges of 5.50% for Class A shares, 1% for Class C shares, and the maximum contingent deferred sales charge ("CDSC") for Class B and Class C shares for the relevant period. Maximum CDSC for Class B shares is 5.00% and 1.00% for Class C shares. Total returns assume reinvestment of all distributions at NAV.

(2) Performance for Class B, Class C, and Class S shares is not presented. Performance for Class B and Class C is lower due to higher expenses. Performance for Class S is substantially similar to Class A due to similar expenses.

(3) An unmanaged index of the most actively traded real estate investment trusts.

(4) The performance since inception for the index is calculated from the month end following the inception of the class.

TECHNOLOGY

Investment Objective: LONG-TERM GROWTH OF CAPITAL

There was no relief for technology stocks in what proved to be the continuation of a long and severe bear market. The First American Technology Fund (the "Fund") Class Y shares declined by 32.31% for the fiscal year ended September 30, 2002 (Class A shares declined 32.55% on net asset value). Over the same timeframe, the Fund's benchmark, the Merrill Lynch 100 Technology Index, lost 34.42%*.

After being hard-hit for more than a year, technology stocks opened the period with a rally. This came on the heels of the September 11 terrorist attacks, as investors began to prepare for an economic recovery. Technology stocks performed well through the closing months of 2001, but the new year brought with it additional concerns about the fundamental strength of a number of technology companies. For example, sales of personal computers did not dramatically recover, which had a negative impact on a broad range of technology issues, most notably the semiconductor industry. In addition, there were no new product applications to provide a significant sales boost to the marketplace. These factors caused serious concern on the part of investors, and expectations were suddenly lowered. The result was a significant downturn in the fortunes of most technology stocks.

The current management of the Fund was put in place in February, and made several adjustments to the portfolio. Some of these proved beneficial to performance, including a decision to add a position in healthcare issues. This area performed reasonably well, including important contributions from United Surgical Partners and Health Management Associates. The Fund's weighting in telecommunications stocks was also dramatically reduced, a move that helped the Fund's return as that area suffered substantial losses.

During the year, the Fund lost ground due to weakness among its semiconductor holdings, including Intel, Texas Instruments, and Taiwan Semiconductor. Small-company software stocks, including Logic Vision, also declined, as demand for software applications failed to meet expectations.

Although there was confidence early in the 12-month period that technology stocks were on the verge of a turnaround, that hasn't proven to be the case. The U.S. economy hasn't experienced the level of growth that was enjoyed in the 1990s and, as a result, many technology companies are failing to match the levels of profitability they enjoyed during that decade. Therefore, a measure of caution seems appropriate going forward, with a focus on stocks of companies with the ability to generate positive cash flow even through difficult times.

ANNUALIZED PERFORMANCE(1)
AS OF SEPTEMBER 30, 2002

                                                               SINCE INCEPTION(5)
                                                -----------------------------------------------
                           1 YEAR   5 YEARS     4/4/1994   8/15/1994      2/1/2000    9/24/2001
-----------------------------------------------------------------------------------------------
Class A NAV                -32.55%   -17.31%        0.04%         --            --           --

Class A POP                -36.26%   -18.25%       -0.62%         --            --           --

Class B NAV                -33.10%   -17.91%          --       -0.54%           --           --

Class B POP                -36.45%   -18.08%          --       -0.54%           --           --

Class C NAV                -33.12%       --           --          --        -57.16%          --

Class C POP                -34.42%       --           --          --        -57.32%          --

Class S                    -32.55%       --           --          --            --       -37.79%

Class Y                    -32.31%   -17.05%        0.28%         --            --           --

Merrill Lynch 100
 Technology Index(3)       -34.42%    -8.02%        6.44%       6.02%       -51.26%      -34.42%

S&P Information
 Technology Index(4)       -31.07%       --         9.47%       8.40%       -45.01%      -31.07%

* Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.

VALUE OF A $10,000 INVESTMENT(1),(2) AS OF SEPTEMBER 30, 2002

[CHART]

CLASS A

           FIRST AMERICAN TECHNOLOGY     FIRST AMERICAN TECHNOLOGY         MERRILL LYNCH 100
                   FUND, CLASS A NAV             FUND, CLASS A POP       TECHNOLOGY INDEX(3)
4/1994                      $ 10,000                      $  9,452                  $ 10,000
9/1994                      $ 11,190                      $ 10,577                  $ 10,739
9/1995                      $ 18,600                      $ 17,580                  $ 16,929
9/1996                      $ 22,060                      $ 20,851                  $ 19,600
9/1997                      $ 25,966                      $ 24,542                  $ 25,694
9/1998                      $ 21,632                      $ 20,446                  $ 24,509
9/1999                      $ 49,474                      $ 46,762                  $ 51,920
9/2000                      $ 89,108                      $ 84,223                  $ 88,894
9/2001                      $ 14,879                      $ 14,063                  $ 25,790
9/2002                      $ 10,036                      $  9,486                  $ 17,013

[CHART]

CLASS Y

           FIRST AMERICAN TECHNOLOGY             MERRILL LYNCH 100
                       FUND, CLASS Y           TECHNOLOGY INDEX(3)
4/1994                      $ 10,000                      $ 10,000
9/1994                      $ 11,190                      $ 10,739
9/1995                      $ 18,600                      $ 16,929
9/1996                      $ 22,106                      $ 19,600
9/1997                      $ 26,074                      $ 25,694
9/1998                      $ 21,794                      $ 24,509
9/1999                      $ 50,022                      $ 51,920
9/2000                      $ 90,393                      $ 88,894
9/2001                      $ 15,131                      $ 25,790
9/2002                      $ 10,252                      $ 17,013

(1) Past performance does not guarantee future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. The principal value of an investment and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance reflects voluntary fee waivers in effect. In the absence of such fee waivers, total returns would be reduced. Index is for illustrative purposes only and is not available for investment. Sector funds such as the First American Technology Fund are more vulnerable to price fluctuation as a result of events that may affect the industry in which they focus than are funds that invest in multiple industries. Share prices of sector funds also will fluctuate with changing market conditions, as will share prices of other stock funds. Sector funds should not be treated as a core investment; rather, their role is to round out the growth portion of a well diversified investment portfolio.

     Total returns at net asset value ("NAV") reflect performance over the time period indicated without including the Fund's maximum sales charge and assumes reinvestment of all distributions at NAV.

     Total returns at public offering price ("POP") reflect performance over the time period indicated including maximum sales charges of 5.50% for Class A shares, 1% for Class C shares, and the maximum contingent deferred sales charge ("CDSC") for Class B and Class C shares for the relevant period. Maximum CDSC for Class B shares is 5.00% and 1.00% for Class C shares. Total returns assume reinvestment of all distributions at NAV.

     The Technology Fund's 1999 returns were higher due in part to its strategy of investing in IPOs and technology-related stocks in a period favorable for IPO investing. Of course, such favorable returns involve accepting the risk of volatility, and there is no assurance that the Fund's future investment in IPOs and technology stocks will have the same effect on performance as it did in 1999. Investments in the First American Technology Fund are more vulnerable to price fluctuation as a result of the narrow focus of technology investing and the fact that the products of companies in which the Fund invests may be subject to rapid obsolescence.

(2) Performance for Class B, Class C, and Class S shares is not presented. Performance for Class B and Class C is lower due to higher expenses. Performance for Class S is substantially similar to Class A due to similar expenses.

(3) An equally weighted index of the 100 largest technology companies, as measured by market capitalization.

(4) An unmanaged index comprised of information technology stocks in the Standard & Poor's 500 Index (an unmanaged index of large-capitalization stocks).

(5) The performance since inception for the index is calculated from the month end following the inception of the class.

EMERGING MARKETS

Investment Objective: LONG-TERM GROWTH OF CAPITAL

Typically, volatile emerging markets actually provided a source of refuge from a bear market environment in the 12-month period ended September 30, 2002. The First American Emerging Markets Fund (the "Fund") Class Y shares gained 6.10% for the fiscal year (Class A shares returned 5.96% at net asset value). By comparison, the Fund's benchmark index, the MSCI Emerging Markets Free Index, earned 8.15%*.

The period began in October 2001 as a globally felt recession was nearing an end. Investors appeared to give, what had been hard-hit emerging markets, the early benefit of what was expected to become a more favorable environment in 2002. While economic results turned out to be a bit mixed around the world, a number of developing markets were able to capitalize on some favorable trends. Asian markets in particular performed quite well. These nations not only benefited from increased manufacturing activity for export markets, but also saw very strong domestic consumer demand. Eastern European markets also generated positive results. The clear weak link in the emerging market universe were Latin American countries, where economic and political issues had an overriding impact.

The Fund began the fiscal year with a fairly balanced portfolio from a regional perspective. However, the emphasis was quickly shifted to favor Asian and Eastern European markets. This included a particular focus on South Korea, Thailand, and Russia. Among the prominent contributors to the Fund's performance were Hite Brewery and Hyundai Motors in Korea, Bangkok Bank, and Land and Houses in Thailand, and two oil companies, Lukoil Holdings and Yukos in Russia. Detracting from performance were weak returns from stocks in Latin America, most notably, Brazil, which is in the midst of political upheaval. As a result, the Fund reduced its position in this region.

The Fund utilizes a "top-down" investment style, determining first which regions and markets are best positioned to benefit from current economic and market trends. From that point, individual stock selections are made within the most attractive emerging market nations. Stock selection is based on fundamental research and an assessment of the company's earnings growth prospects.

Going forward, we expect that the Pacific Basin will continue to provide investment opportunities. While there has been some disappointment about the strength of the global economic recovery, it seems likely that trends should continue to move in a positive direction. In this environment, we believe emerging markets should continue to provide attractive return opportunities for investors.

ANNUALIZED PERFORMANCE(1)
AS OF SEPTEMBER 30, 2002

                                                            SINCE INCEPTION(4)
                                               --------------------------------------------
                           1 YEAR   5 YEARS   11/9/1993    8/7/1998    2/1/2000   9/24/2001
-------------------------------------------------------------------------------------------
Class A NAV                  5.96%   -10.75%      -5.17%         --          --          --

Class A POP                  0.16%   -11.75%      -5.77%         --          --          --

Class B NAV                  5.06%       --          --       -4.45%         --          --

Class B POP                  0.06%       --          --       -4.91%         --          --

Class C NAV                  5.17%       --          --          --      -16.82%         --

Class C POP                  3.11%       --          --          --      -17.13%         --

Class S                      5.77%       --          --          --          --        8.40%

Class Y                      6.10%       --          --       -3.46%         --          --

MSCI Emerging
  Markets Free Index(3)      8.15%    -9.92%      -4.11%       4.74%     -19.68%       8.15%

* Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.

VALUE OF A $10,000 INVESTMENT(1),(2) AS OF SEPTEMBER 30, 2002

[CHART]

CLASS A

                  FIRST AMERICAN EMERGING
                            MARKETS FUND,         FIRST AMERICAN EMERGING         MSCI EMERGING MARKETS
                               CLASS A NA       MARKETS FUND, CLASS A POP                 FREE INDEX(3)
11/1993                          $ 10,000                        $  9,452                     $ 10,000
 9/1994                          $ 11,920                        $ 11,267                     $ 12,615
 9/1995                          $  7,300                        $  6,900                     $ 10,380
 9/1996                          $  8,850                        $  8,365                     $ 10,922
 9/1997                          $ 11,016                        $ 10,412                     $ 11,638
 9/1998                          $  5,628                        $  5,319                     $  6,075
 9/1999                          $  6,791                        $  6,419                     $  9,508
 9/2000                          $  8,527                        $  8,059                     $  9,547
 9/2001                          $  5,888                        $  5,566                     $  6,382
 9/2002                          $  6,240                        $  5,898                     $  6,902

[CHART]

CLASS Y

        FIRST AMERICAN EMERGING
                  MARKETS FUND,       MSCI EMERGING MARKETS
                        CLASS Y               FREE INDEX(3)
8/1998                 $ 10,000                    $ 10,000
9/1998                 $  7,730                    $ 10,634
9/1999                 $  9,354                    $ 16,645
9/2000                 $ 11,774                    $ 16,714
9/2001                 $  8,143                    $ 11,172
9/2002                 $  8,640                    $ 12,083

(1) Past performance does not guarantee future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. The principal value of an investment and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance reflects voluntary fee waivers in effect. In the absence of such fee waivers, total returns would be reduced. Index is for illustrative purposes only and is not available for investment. International investing involves risks not typically associated with domestic investing, including risks of adverse currency fluctuations, potential political and economic instability, different accounting standards, foreign government regulations, currency exchange rates, limited liquidity, and volatile prices. The risks of international investing are particularly significant in emerging markets.

     Total returns at net asset value ("NAV") reflect performance over the time period indicated without including the Fund's maximum sales charge and assumes reinvestment of all distributions at NAV.

     Total returns at public offering price ("POP") reflect performance over the time period indicated including maximum sales charges of 5.50% for Class A shares, 1% for Class C shares, and the maximum contingent deferred sales charge ("CDSC") for Class B and Class C shares for the relevant period. Maximum CDSC for Class B shares is 5.00% and 1.00% for Class C shares. Total returns assume reinvestment of all distributions at NAV.

     On August 7, 1998, the Emerging Markets Fund became the successor by merger to the Piper Emerging Markets Growth Fund, a series of Piper Global Funds Inc. Prior to the merger, the First American Fund had no assets or liabilities. Performance presented from June 21, 1996, to August 7, 1998, is that of Piper Emerging Markets Growth Fund for which Edinburgh Fund Managers acted as subadvisor. Performance prior to June 21, 1996, is that of the Hercules Latin American Value Fund, a series of Hercules Funds Inc. for which Bankers Trust company acted as subadvisor.

(2) Performance for Class B, Class C, and Class S shares is not presented. Performance for Class B and Class C is lower due to higher expenses. Performance for Class S is substantially similar to Class A due to similar expenses.

(3) An unmanaged index of securities from emerging markets that are open to foreign investors.

(4) The performance since inception for the index is calculated from the month end following the inception of the class.

INTERNATIONAL

Investment Objective: LONG-TERM GROWTH OF CAPITAL

A volatile investment environment proved to be challenging for global investors for the 12-month period ended September 30, 2002. As a result, the First American International Fund (the "Fund") Class Y shares declined 18.05% (Class A shares declined 18.19% on net asset value). By comparison, the Fund's benchmark, the MSCI EAFE Index, lost 15.26% over the same timeframe*.

The early months of the period were among the most productive overall. In the aftermath of the tragic terrorist attacks of September 11, 2001, signs of recovery in global economies gave world markets a boost. European stocks performed particularly well. However, the new year brought about increasing concerns about the strength of any recovery, and stocks resumed the struggles that began two years ago.

One of the more favorable surprises during the past year was the performance of Japan's market. Stocks in Japan have generally been in decline for more than a decade. However, signs that much-needed economic reforms might be making some headway created a more encouraging environment for investors, and the Japanese market managed to hold up better than most during the 12-month period. The Fund maintained a strong position in Japan, and its weighting in that market actually increased by the end of the fiscal year. Among the most notable contributors to performance in this area were Brother Industries and Shiseido Pharmaceuticals.

Other Pacific Basin markets, such as Australia and Hong Kong, performed relatively well. Australia benefited, in large part, from favorable price trends on commodities, an important aspect of business in that nation. However, the Fund's exposure to Australian stocks was more limited than that of the benchmark.

The biggest disappointment over the 12 months was the European markets. Within the region, the Fund's leaning toward growth-oriented stocks proved to be a disadvantage for much of the year, as investors appeared to favor issues that offered more attractive valuations. Europe's economic sluggishness took a toll on corporate earnings, and that had a particularly negative impact on the Fund's return. Industrial stocks and health care issues struggled most significantly.

While the effort to achieve a full-fledged economic recovery seems to have stalled in the past year, we expect the global economic environment to improve in the months ahead. Japan and other Asian nations, as well as emerging market countries, appear to be positioned to benefit from a global economic turnaround. Eventually, European markets may respond more favorably as well. The Fund is putting greater emphasis on stocks of companies that appear to be well-positioned to benefit from an economic recovery. Once economic activity increases, these companies should see better profit improvement, which is likely to be reflected in improving stock prices.

ANNUALIZED PERFORMANCE(1)
AS OF SEPTEMBER 30, 2002

                                                                   SINCE INCEPTION(4)
                                                 -----------------------------------------------------
                             1 YEAR   5 YEARS    4/4/1994   4/24/1994   5/2/1994   3/6/1995  9/24/2001
------------------------------------------------------------------------------------------------------
Class A NAV                  -18.19%    -3.88%         --          --       1.05%        --         --

Class A POP                  -22.76%    -4.96%         --          --       0.38%        --         --

Class B NAV                  -18.94%    -4.59%         --          --         --       1.16%        --

Class B POP                  -22.99%    -4.87%         --          --         --       1.16%        --

Class C NAV                  -18.97%       --          --          --         --         --     -14.46%

Class C POP                  -20.60%       --          --          --         --         --     -16.10%

Class S                      -18.42%    -3.95%         --        1.22%        --         --         --

Class Y                      -18.05%    -3.61%       1.47%         --         --         --         --

MSCI EAFE Index(3)           -15.26%    -5.37%      -0.04%      -0.04%      0.03%     -0.31%    -15.26%

* Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.

VALUE OF A $10,000 INVESTMENT(1),(2) AS OF SEPTEMBER 30, 2002

[CHART]

CLASS A

               FIRST AMERICAN         FIRST AMERICAN
          INTERNATIONAL FUND,    INTERNATIONAL FUND,
                  CLASS A NAV            CLASS A POP       MSCI EAFE INDEX(3)
 5/1994              $ 10,000               $  9,452                 $ 10,000
11/1994              $  9,778               $  9,242                 $  9,998
11/1995              $ 10,641               $ 10,058                 $ 10,788
11/1996              $ 11,920               $ 11,266                 $ 12,092
11/1997              $ 12,220               $ 11,550                 $ 12,076
11/1998              $ 14,097               $ 13,324                 $ 14,103
11/1999              $ 19,260               $ 18,204                 $ 17,127
10/2000              $ 18,562               $ 17,545                 $ 16,107
 9/2001              $ 13,365               $ 12,632                 $ 11,830
 9/2002              $ 10,921               $ 10,322                 $ 10,024

[CHART]

CLASS Y

                    FIRST AMERICAN
               INTERNATIONAL FUND,
                           CLASS Y         MSCI EAFE INDEX(3)
 4/1994                   $ 10,000                   $ 10,000
11/1994                   $  9,924                   $  9,943
11/1995                   $ 10,807                   $ 10,729
11/1996                   $ 12,147                   $ 12,025
11/1997                   $ 12,497                   $ 12,010
11/1998                   $ 14,458                   $ 14,025
11/1999                   $ 19,817                   $ 17,032
10/2000                   $ 19,167                   $ 16,017
 9/2001                   $ 13,813                   $ 11,764
 9/2002                   $ 11,320                   $  9,968

(1) Past performance does not guarantee future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. The principal value of an investment and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance reflects voluntary fee waivers in effect. In the absence of such fee waivers, total returns would be reduced. Index is for illustrative purposes only and is not available for investment. International investing involves risks not typically associated with domestic investing, including risks of adverse currency fluctuations, potential political and economic instability, different accounting standards, foreign government regulations, currency exchange rates, limited liquidity, and volatile prices.

     Total returns at net asset value ("NAV") reflect performance over the time period indicated without including the Fund's maximum sales charge and assumes reinvestment of all distributions at NAV.

     Total returns at public offering price ("POP") reflect performance over the time period indicated including maximum sales charges of 5.50% for Class A shares, 1% for Class C shares, and the maximum contingent deferred sales charge ("CDSC") for Class B and Class C shares for the relevant period. Maximum CDSC for Class B shares is 5.00% and 1.00% for Class C shares. Total returns assume reinvestment of all distributions at NAV.

     On July 1, 2001, Clay Finlay Inc. was hired as subadvisor to manage the Fund's assets. On September 24, 2001, the First American International Fund merged with Firstar International Growth Fund and Firstar International Value Fund, both subadvised by Clay Finlay Inc. Performance history prior to September 24, 2001, represents that of the Firstar International Growth Fund.

(2) Performance for Class B, Class C, and Class S shares is not presented. Performance for Class B and Class C is lower due to higher expenses. Performance for Class S is substantially similar to Class A due to similar expenses.

(3) An unmanaged index including approximately 1,100 companies representing stock markets of 20 European countries, Australia, New Zealand, Japan, Hong Kong, and Singapore.

(4) The performance since inception for the index is calculated from the month end following the inception of the class.

MICRO CAP

Investment Objective: GROWTH OF CAPITAL

Smaller stocks were hard hit, but managed to weather a negative market environment better than stocks of larger companies for the 12-month period ended September 30, 2002. The First American Micro Cap Fund (the "Fund") Class Y shares declined 17.62% for its fiscal year (Class A shares declined 17.84% on net asset value). The Fund's benchmark, the Russell 2000 Growth Index, declined 18.16% over the same period*.

The Fund was positioned to capitalize on what was expected to be an improving economy as 2001 came to a close, which included placing an increased emphasis on stocks of companies that were expected to benefit from a cyclical upturn. In the final months of 2001, stocks enjoyed a solid recovery, which boosted the Fund's performance. Most notably, holdings in the technology, transportation, and industrial sectors, which became a bigger focus in the portfolio in late 2001, performed quite well.

However, early in 2002, the economic environment took a turn for the worse. Investors became concerned that the economic rebound wouldn't be as strong as first expected. While corporate profits were showing signs of improvement, they weren't living up to investor expectations. Cyclical stocks started to give back some of their gains. In addition, investors seemed to show less appreciation for stocks of smaller companies, the investment mandate of this portfolio. Generally, throughout the remainder of 2002, the bear market environment that began in early 2000, continued.

A mix of stocks contributed positively to performance over the period. These included the entertainment software company Take Two Interactive, Career Education, an education firm, Gymboree in the children's retail market, and Landstar and Yellow Corporation in the trucking industry. A number of technology stocks detracted from the Fund's return, including Aeroflex, Diamond Technology Partners, and ChipPAC. Various health care stocks, such as First Horizon Pharmaceutical and Lifecore Biomedical, also suffered through the bear market. In response to what was happening in the market, more of the portfolio was positioned in energy stocks, and technology issues were added as stocks became more attractively priced.

Looking ahead, the outlook is starting to improve for micro cap stocks. Prices of many stocks have reached extremely low levels, creating positive buying opportunities. Once the U.S. economy finds itself on more solid ground, it seems likely that stocks in this part of the market may perform better and generate more attractive returns for shareholders.

ANNUALIZED PERFORMANCE(1)
AS OF SEPTEMBER 30, 2002

                                                                SINCE INCEPTION(4)
                                                  ----------------------------------------------
                              1 YEAR   5 YEARS    8/1/1995     3/1/1999    12/11/2000  9/24/2001
------------------------------------------------------------------------------------------------
Class A NAV                   -17.84%    10.49%      20.10%          --            --         --

Class A POP                   -22.34%     9.25%      19.16%          --            --         --

Class B NAV                   -18.45%       --          --        19.04%           --         --

Class B POP                   -22.52%       --          --        18.52%           --         --

Class C NAV                   -18.42%       --          --           --            --     -15.39%

Class C POP                   -20.04%       --          --           --            --     -17.07%

Class S                       -17.84%       --          --           --        -18.37%        --

Class Y                       -17.62%    10.79%      20.42%          --            --         --

Russell 2000 Growth Index(3)  -18.16%    -9.49%      -2.09%      -11.01%       -26.14%    -18.16%

* Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.

VALUE OF A $10,000 INVESTMENT(1),(2) AS OF SEPTEMBER 30, 2002

[CHART]

CLASS A

                      FIRST AMERICAN        FIRST AMERICAN
                     MICRO CAP FUND,       MICRO CAP FUND,         RUSSELL 2000
                         CLASS A NAV           CLASS A POP      GROWTH INDEX(3)
 8/1995                     $ 10,000              $  9,452             $ 10,000
10/1995                     $ 11,100              $ 10,492             $  9,704
10/1996                     $ 17,137              $ 16,197             $ 10,997
10/1997                     $ 22,240              $ 21,021             $ 13,325
10/1998                     $ 17,411              $ 16,456             $ 11,212
10/1999                     $ 30,736              $ 29,051             $ 14,495
10/2000                     $ 57,608              $ 54,450             $ 16,838
 9/2001                     $ 45,215              $ 42,736             $ 10,521
 9/2002                     $ 37,151              $ 35,114             $  8,611

[CHART]

CLASS Y

                      FIRST AMERICAN
                     MICRO CAP FUND,        RUSSELL 2000
                             CLASS Y     GROWTH INDEX(3)
 8/1995                     $ 10,000            $ 10,000
10/1995                     $ 11,110            $  9,704
10/1996                     $ 17,189            $ 10,997
10/1997                     $ 22,366            $ 13,325
10/1998                     $ 17,555            $ 11,212
10/1999                     $ 31,083            $ 14,495
10/2000                     $ 58,403            $ 16,838
 9/2001                     $ 45,943            $ 10,521
 9/2002                     $ 37,848            $  8,611

(1) Past performance does not guarantee future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. The principal value of an investment and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance reflects voluntary fee waivers in effect. In the absence of such fee waivers, total returns would be reduced. Indexes are for illustrative purposes only and are not available for investment. Stocks of micro-capitalization companies involve substantial risk. These stocks historically have experienced greater price volatility than stocks of larger companies, and they may be expected to do so in the future.

     Total returns at net asset value ("NAV") reflect performance over the time period indicated without including the Fund's maximum sales charge and assumes reinvestment of all distributions at NAV.

     Total returns at public offering price ("POP") reflect performance over the time period indicated including maximum sales charges of 5.50% for Class A shares, 1% for Class C shares, and the maximum contingent deferred sales charge ("CDSC") for Class B and Class C shares for the relevant period. Maximum CDSC for Class B shares is 5.00% and 1.00% for Class C shares. Total returns assume reinvestment of all distributions at NAV.

     On September 24, 2001, the Micro Cap Fund became the successor by merger to the Firstar MicroCap Fund, a series of Firstar Funds, Inc. Prior to the merger, the First American Fund had no assets or liabilities. Performance presented prior to September 24, 2001, represents that of the Firstar MicroCap Fund.

     The Micro Cap Fund's 1999 returns were higher due in substantial part to its strategy of investing in IPOs in a period favorable for IPO investing. Of course, such favorable returns involve accepting the risk of volatility, and there is no assurance that the Fund's future investment in IPOs will have the same effect on performance as it did in 1999.

(2) Performance for Class B, Class C, and Class S shares is not presented. Performance for Class B and Class C is lower due to higher expenses. Performance for Class S is substantially similar to Class A due to similar expenses.

(3) An unmanaged index that measures the performance of those companies in the Russell 2000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

(4) The performance since inception for the index is calculated from the month end following the inception of the class.

SMALL CAP CORE

Investment Objective: CAPITAL APPRECIATION

As the bear market continued throughout the fiscal year, small stocks managed to avoid many of the problems, but still lost ground. The First American Small Cap Core Fund (the "Fund") Class Y shares declined 4.19% for the fiscal year ended September 30, 2002 (Class A shares declined 4.56% on net asset value). Over the same 12 months, the Fund's benchmark, the S&P SmallCap 600 Index, declined 1.79%*.

Small-cap stocks appeared attractively valued in comparison to larger stocks as the fiscal year began, and that was borne out in an early rally that favored this segment of the market. The Fund enjoyed solid gains in the first half of its fiscal year. However, the environment changed in April 2002 as investors became concerned that the U.S. economy was not meeting expectations for recovery. Other issues also hampered investor psychology, including concerns about global conflicts and credibility over corporate accounting problems. Investors began to pull money out of what were viewed as more risky areas of the market. As a result, a major sell-off in small-cap stocks occurred for much of the rest of the period.

A number of stocks performed well, particularly in the earlier part of the year. Among the Fund's biggest contributors was Performance Food Group, a fast-growing food distribution company. Hospital firms such as Community Health Systems and Triad Hospitals generated positive results, as did retail companies Gymboree and Advanced Auto Parts. Among the detractors from Fund performance were two semiconductor stocks, Entegris and ATMI, that started the year well, but lost ground as sales of semiconductor chips turned disappointing. Weakness in consumer stocks also took a toll, including poor returns from cable TV providers Insight Communications and Rogers Communications. Although the Fund cut back on holdings in the weak telecommunications sector, one holding that had a particularly negative impact on the Fund was the wireless firm Airgate PCS.

The downturn that plagued the market in recent months created positive buying opportunities for the Fund. In particular, positions have been increased in the hard-hit energy sector, which appears well-positioned for a rebound. The number of stocks in the Fund has been reduced, allowing the portfolio to own larger positions in favored issues. This could prove effective for the Fund, as the portfolio has been able to build its holdings in high-quality companies with strong franchises and a dominant position in their marketplace. While we anticipate a volatile market in the near term, we expect to see an improving environment over the next year.

ANNUALIZED PERFORMANCE(1)
AS OF SEPTEMBER 30, 2002

                                                                   SINCE INCEPTION(4)
                                                   ----------------------------------------------
                              1 YEAR   5 YEARS     10 YEAR    12/31/1993     3/6/1995   9/24/2001
-------------------------------------------------------------------------------------------------
Class A NAV                    -4.56%     0.44%       9.69%           --           --          --

Class A POP                    -9.83%    -0.69%       9.07%           --           --          --

Class B NAV                    -5.23%    -0.24%         --            --         5.76%         --

Class B POP                    -9.64%    -0.50%         --            --         5.76%         --

Class C NAV                    -5.09%       --          --            --           --       -3.02%

Class C POP                    -6.91%       --          --            --           --       -4.87%

Class S                        -4.48%     0.49%         --          6.41%          --          --

Class Y                        -4.19%     0.74%       9.96%           --           --          --

S&P SmallCap 600 Index(3)      -1.79%     0.83%      10.93%         8.41%        9.92%      -1.79%

* Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.

VALUE OF A $10,000 INVESTMENT(1),(2) AS OF SEPTEMBER 30, 2002

[CHART]

CLASS A

                      FIRST AMERICAN           FIRST AMERICAN
                SMALL CAP CORE FUND,      SMALL CAP CORE FUND,            S&P SMALL CAP
                         CLASS A NAV              CLASS A POP              600 INDEX(3)
11/1992                     $ 10,000                  $  9,452                 $ 10,000
11/1993                     $ 11,975                  $ 11,320                 $ 11,871
11/1994                     $ 12,858                  $ 12,155                 $ 11,436
11/1995                     $ 15,619                  $ 14,764                 $ 14,977
11/1996                     $ 16,924                  $ 15,998                 $ 18,255
11/1997                     $ 20,216                  $ 19,110                 $ 22,735
11/1998                     $ 17,347                  $ 16,399                 $ 21,516
11/1999                     $ 20,334                  $ 19,221                 $ 23,776
10/2000                     $ 26,362                  $ 24,920                 $ 28,589
 9/2001                     $ 23,033                  $ 21,773                 $ 25,396
 9/2002                     $ 21,983                  $ 20,780                 $ 24,940

[CHART]

CLASS Y

                        FIRST AMERICAN
                  SMALL CAP CORE FUND,       S&P SMALL CAP
                               CLASS Y        600 INDEX(3)
11/1992                       $ 10,000            $ 10,000
11/1993                       $ 11,971            $ 11,871
11/1994                       $ 12,876            $ 11,436
11/1995                       $ 15,670            $ 14,977
11/1996                       $ 17,046            $ 18,255
11/1997                       $ 20,416            $ 22,735
11/1998                       $ 17,578            $ 21,516
11/1999                       $ 20,665            $ 23,776
10/2000                       $ 26,866            $ 28,589
 9/2001                       $ 23,510            $ 25,396
 9/2002                       $ 22,526            $ 24,940

(1) Past performance does not guarantee future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. The principal value of an investment and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance reflects voluntary fee waivers in effect. In the absence of such fee waivers, total returns would be reduced. Indexes are for illustrative purposes only and are not available for investment. Stocks of small-capitalization companies involve substantial risk. These stocks historically have experienced greater price volatility than stocks of larger companies, and they may be expected to do so in the future.

     Total returns at net asset value ("NAV") reflect performance over the time period indicated without including the Fund's maximum sales charge and assumes reinvestment of all distributions at NAV.

     Total returns at public offering price ("POP") reflect performance over the time period indicated including maximum sales charges of 5.50% for Class A shares, 1% for Class C shares, and the maximum contingent deferred sales charge ("CDSC") for Class B and Class C shares for the relevant period. Maximum CDSC for Class B shares is 5.00% and 1.00% for Class C shares. Total returns assume reinvestment of all distributions at NAV.

     On September 24, 2001, the Small Cap Core Fund became the successor by merger to the Firstar SmallCap Core Equity Fund, a series of Firstar Funds, Inc. Prior to the merger, the First American Fund had no assets or liabilities. Performance presented prior to September 24, 2001, represents that of the Firstar SmallCap Core Equity Fund. The Firstar SmallCap Core Equity Fund was organized on November 27, 2000, and prior to that, was a separate series of Mercantile Funds, Inc.

(2) Performance for Class B, Class C, and Class S shares is not presented. Performance for Class B and Class C is lower due to higher expenses. Performance for Class S is substantially similar to Class A due to similar expenses.

(3) An unmanaged, capitalization-weighted index that measures the performance of selected U.S. stocks with small market capitalizations.

(4) The performance since inception for the index is calculated from the month end following the inception of the class.

SMALL CAP GROWTH

Investment Objective: GROWTH OF CAPITAL

Growth stocks continued to struggle in the ongoing bear market environment throughout the fiscal year. As a result, the First American Small Cap Growth Fund (the "Fund") Class Y shares declined 22.00% during the period (Class A shares declined 22.07% on net asset value). For the same period, the Fund's benchmark, the Russell 2000 Growth Index, was down 18.16%*.

The fiscal year began on the heels of a significantly difficult year that was capped by the terrorist attacks of September 11, 2001. In the closing months of 2001, there seemed to be reason for optimism. All indications pointed to an economy in recovery, fueling expectations that improved corporate profits wouldn't be far behind. This was a particularly important trend for growth stocks, which generally move higher on good earnings news.

Unfortunately, the optimism began to fade near the onset of 2002. A number of large companies became embroiled in accounting irregularities, events that shook investor confidence throughout the equity market. In addition, investors became wary of some economic signals, which lowered expectations for corporate earnings. As a result, growth stocks resumed their downward trend and reached extremely low levels in July and, then again, in September, the closing month of the Fund's fiscal year.

In such a negative environment, an extra premium was placed on analysis and individual stock selection. The Fund took a fairly neutral approach to the market, avoiding significant commitments to any particular sector. Most notably, the portfolio de-emphasized technology and telecommunications issues, which continued to be among the hardest hit areas of the market. Cash levels were also slightly higher than is usually the case, contributing to the Fund's defensive posture.

Stocks of companies that managed to generate solid results helped the Fund's performance. Among the contributors were Take Two Interactive Software, a computer game maker, and two health care related stocks, Amylin Pharmaceuticals and Techne Corporation. On the downside, two stocks related to the struggling broadband communications industry hurt the Fund's returns, including Centillium Corporation and Microtune Inc.

The bear market has lasted for more than two-and-one-half years, but it appears to be close to wearing down. Stock valuations have been hard hit, and investors may begin to recognize long-term growth opportunities. Small-cap growth stocks have sometimes performed well coming out of such an environment, and this could potentially happen again. As more encouraging economic signals appear, the Fund will position itself to take advantage of any opportunities.

ANNUALIZED PERFORMANCE(1)
AS OF SEPTEMBER 30, 2002

                                                                       SINCE INCEPTION(4)
                                                              -----------------------------------
                              1 YEAR    5 YEARS   10 YEARS    7/31/1998     2/1/1999    9/24/2001
-------------------------------------------------------------------------------------------------
Class A NAV                   -22.07%     -3.31%      6.51%          --           --           --

Class A POP                   -26.38%     -4.40%      5.91%          --           --

Class B NAV                   -22.70%        --         --        -4.02%          --           --

Class B POP                   -26.57%        --         --        -4.34%          --           --

Class C NAV                   -22.69%        --         --           --        -6.68%          --

Class C POP                   -24.22%        --         --           --        -6.94%          --

Class S                       -22.07%        --         --           --           --       -21.00%

Class Y                       -22.00%        --         --        -3.05%          --           --

Russell 2000 Growth Index(3)  -18.16%     -9.49%      3.49%       -8.69%       -9.89%      -18.16%

* Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.

VALUE OF A $10,000 INVESTMENT(1),(2) AS OF SEPTEMBER 30, 2002

[CHART]

CLASS A

                     FIRST AMERICAN           FIRST AMERICAN
             SMALL CAP GROWTH FUND,   SMALL CAP GROWTH FUND,      RUSSELL 2000
                        CLASS A NAV              CLASS A POP   GROWTH INDEX(3)
9/1992                     $ 10,000                 $  9,452          $ 10,000
9/1993                     $ 12,453                 $ 11,766          $ 12,920
9/1994                     $ 12,717                 $ 12,016          $ 13,031
9/1995                     $ 14,480                 $ 13,682          $ 16,706
9/1996                     $ 15,260                 $ 14,419          $ 18,813
9/1997                     $ 22,229                 $ 21,004          $ 23,206
9/1998                     $ 18,084                 $ 17,087          $ 17,443
9/1999                     $ 25,517                 $ 24,110          $ 23,134
9/2000                     $ 41,356                 $ 39,076          $ 29,997
9/2001                     $ 24,107                 $ 22,778          $ 17,223
9/2002                     $ 18,786                 $ 17,750          $ 14,095

[CHART]

CLASS Y

                     FIRST AMERICAN
             SMALL CAP GROWTH FUND,         RUSSELL 2000
                            CLASS Y      GROWTH INDEX(3)
7/1998                     $ 10,000             $ 10,000
9/1998                     $  8,383             $  8,471
9/1999                     $ 11,856             $ 11,235
9/2000                     $ 19,275             $ 14,568
9/2001                     $ 11,267             $  8,364
9/2002                     $  8,788             $  6,845

(1) Past performance does not guarantee future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. The principal value of an investment and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance reflects voluntary fee waivers in effect. In the absence of such fee waivers, total returns would be reduced. Index is for illustrative purposes only and is not available for investment. Stocks of small-capitalization companies involve substantial risk. These stocks historically have experienced greater volatility than stocks of larger companies and they may be expected to do so in the future.

     Total returns at net asset value ("NAV") reflect performance over the time period indicated without including the Fund's maximum sales charge and assumes reinvestment of all distributions at NAV.

     Total returns at public offering price ("POP") reflect performance over the time period indicated including maximum sales charges of 5.50% for Class A shares, 1% for Class C shares, and the maximum contingent deferred sales charge ("CDSC") for Class B and Class C shares for the relevant period. Maximum CDSC for Class B shares is 5.00% and 1.00% for Class C shares. Total returns assume reinvestment of all distributions at NAV.

     On July 31, 1998, the Small Cap Growth Fund became the successor by merger to the Piper Small Company Growth Fund, a series of Piper Funds Inc. Performance presented prior to July 31, 1998, is that of the Piper Small Companies Growth Fund. On September 21, 1996, shareholders approved a change in the Fund's investment objective from high total investment return consistent with prudent investment risk to long-term capital appreciation. In connection with this change, the Fund's investment policies were revised.

     The Small Cap Growth Fund's 1999 returns were higher due in part to its strategy of investing in IPOs in a period favorable for IPO investing. Of course, such favorable returns involve accepting the risk of volatility, and there is no assurance that the Fund's future investment in IPOs will have the same effect on performance as it did in 1999.

(2) Performance for Class B, Class C, and Class S shares is not presented. Performance for Class B and Class C is lower due to higher expenses. Performance for Class S is substantially similar to Class A due to similar expenses.

(3) An unmanaged index that measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is an unmanaged index comprised of the smallest 2,000 companies in the Russell 3000 index, which represent approximately 8% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index is composed of 3,000 large U.S. companies based on total market capitalization, representing approximately 98% of the investable U.S. equity market.

(4) The performance since inception for the index is calculated from the month end following the inception of the class.

SMALL CAP VALUE

Investment Objective: CAPITAL APPRECIATION

Though the broader equity market declined significantly over the past 12 months, small cap value stocks held up better than most. The First American Small Cap Value Fund (the "Fund") Class Y shares declined 1.83% for the fiscal year ended September 30, 2002 (Class A shares declined 2.19% on net asset value), while the Fund's benchmark, the Russell 2000 Value Index, fell 1.47%*.

The period began on an optimistic note. Following a brief recession in 2001, equity markets rallied during the first part of the fiscal year in anticipation of a robust economic recovery. Small-cap stocks performed quite well, particularly those companies most sensitive to overall economic growth. However, midway through the fiscal year concerns over the timing and magnitude of an economic rebound began to weigh heavily on the market, and small-cap stocks struggled.

Despite the unusual volatility, the Fund remained focused on investing in quality small-cap value companies with management teams that have proved their ability to manage through various economic environments. For example, some of the stocks that performed well were health care companies with solid management and dominant market positions such as Mentor and CYTYC Corp. Other contributors to the Fund included JDA Software (technology), Chelsea Property Group (real estate), and consumer stocks D.R. Horton (homebuilding) and Regis Corporation (retail). These stocks offered a solid business outlook and attractive valuation when they were added to the portfolio.

On the negative side, management underestimated the dramatic impact that the softer economic environment would have on some of the consumer- and business-oriented companies. Among the stocks that suffered were Steiner Leisure Limited (markets services to cruise ships) and Lodgenet (serves the hospitality market). The Fund also missed out on some positive performance generated by the commodity-oriented basic materials sector. In terms of risk management, the Fund reduced its exposure to some issues that were fully discounting a continuation of the favorable trends.

Notwithstanding the extreme volatility in the equity markets, the Fund remains true to its discipline of identifying and investing in stocks of companies with defensible business models and capable management teams that are trading at attractive valuations. Looking ahead, the market is expected to remain choppy, but the extended bear market has provided compelling opportunities in companies that meet the Fund's disciplined investment approach. In addition, value stocks should be attractively positioned to benefit if the market recovers in the months ahead. We believe total return potentials over the long term are more favorable now than was true over most of the past five years.

ANNUALIZED PERFORMANCE(1)
AS OF SEPTEMBER 30, 2002

                                                                             SINCE INCEPTION(4)
                                                              -----------------------------------------------
                              1 YEAR   5 YEARS    10 YEARS    8/01/1994    11/24/1997    2/1/1999   9/24/2001
-------------------------------------------------------------------------------------------------------------
Class A NAV                    -2.19%    -1.31%      12.37%          --            --          --          --

Class A POP                    -7.57%    -2.42%      11.73%          --            --          --          --

Class B NAV                    -2.91%       --          --           --         -0.57%         --          --

Class B POP                    -7.06%       --          --           --         -0.83%         --          --

Class C NAV                    -2.88%       --          --           --            --        3.53%         --

Class C POP                    -4.65%       --          --           --            --        3.24%         --

Class S                        -2.19%       --          --           --            --          --        2.04%

Class Y                        -1.83%    -1.05%      12.58%          --            --          --          --

Russell 2000 Value Index(3)    -1.47%     2.07%      11.70%        9.64%         2.50%       7.10%      -1.46%

* Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.

VALUE OF A $10,000 INVESTMENT(1),(2) AS OF SEPTEMBER 30, 2002

[CHART]

CLASS A

                    FIRST AMERICAN           FIRST AMERICAN
             SMALL CAP VALUE FUND,    SMALL CAP VALUE FUND,      RUSSELL 2000
                       CLASS A NAV              CLASS A POP    VALUE INDEX(3)
9/1992                    $ 10,000                 $  9,452          $ 10,000
9/1993                    $ 13,638                 $ 12,884          $ 13,659
9/1994                    $ 14,793                 $ 13,976          $ 14,211
9/1995                    $ 20,899                 $ 19,744          $ 16,851
9/1996                    $ 24,172                 $ 22,836          $ 19,123
9/1997                    $ 34,271                 $ 32,378          $ 27,279
9/1998                    $ 25,595                 $ 24,181          $ 23,790
9/1999                    $ 28,442                 $ 26,870          $ 25,176
9/2000                    $ 35,037                 $ 33,101          $ 29,043
9/2001                    $ 32,809                 $ 30,996          $ 30,672
9/2002                    $ 32,090                 $ 30,317          $ 30,222

[CHART]

CLASS Y

                    FIRST AMERICAN
             SMALL CAP VALUE FUND,          RUSSELL 2000
                           CLASS Y        VALUE INDEX(3)
9/1992                    $ 10,000              $ 10,000
9/1993                    $ 13,638              $ 13,659
9/1994                    $ 14,793              $ 14,211
9/1995                    $ 20,804              $ 16,851
9/1996                    $ 24,268              $ 19,123
9/1997                    $ 34,473              $ 27,279
9/1998                    $ 25,819              $ 23,790
9/1999                    $ 28,752              $ 25,176
9/2000                    $ 35,527              $ 29,043
9/2001                    $ 33,306              $ 30,672
9/2002                    $ 32,697              $ 30,222

(1) Past performance does not guarantee future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. The principal value of an investment and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance reflects voluntary fee waivers in effect. In the absence of such fee waivers, total returns would be reduced. Index is for illustrative purposes only and is not available for investment. Stocks of small-capitalization companies involve substantial risk. These stocks have historically experienced greater price volatility than stocks of larger companies, and they may be expected to do so in the future.

     Total returns at net asset value ("NAV") reflect performance over the time period indicated without including the Fund's maximum sales charge and assumes reinvestment of all distributions at NAV.

     Total returns at public offering price ("POP") reflect performance over the time period indicated including maximum sales charges of 5.50% for Class A shares, 1% for Class C shares, and the maximum contingent deferred sales charge ("CDSC") for Class B and Class C shares for the relevant period. Maximum CDSC for Class B shares is 5.00% and 1.00% for Class C shares. Total returns assume reinvestment of all distributions at NAV.

     Performance prior to August 1, 1994, is that of the Small Company Value Trust Fund, a predecessor collective trust fund. On August 1, 1994, substantially all of the assets of the Small Company Value Trust Fund were transferred into Qualivest Small Companies Value Fund, a mutual fund registered under the Investment Company Act of 1940. On November 21, 1997, the First American Small Cap Value Fund became the successor by merger to Qualivest Small Companies Value Fund. The objectives, policies, and guidelines of the predecessor funds were, in all material respects, identical to those of the Small Cap Value Fund. Small Company Value Trust Fund was not registered under the Investment Company Act of 1940 and therefore was not subject to certain investment restrictions that might have adversely affected performance.

(2) Performance for Class B, Class C, and Class S shares is not presented. Performance for Class B and Class C is lower due to higher expenses. Performance for Class S is substantially similar to Class A due to similar expenses.

(3) An unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Index is an unmanaged index comprised of the smallest 2,000 companies in the Russell 3000 index, which represent approximately 8% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index is composed of 3,000 large U.S. companies based on total market capitalization, representing approximately 98% of the investable U.S. equity market.

(4) The performance since inception for the index is calculated from the month end following the inception of the class.

MID CAP CORE

Investment Objective: CAPITAL APPRECIATION

With investor confidence sagging through much of 2002, mid-cap stocks moved in a negative direction, though they generally fared better than the stock market as a whole. For its fiscal year ending September 30, 2002, the First American Mid Cap Core Fund (the "Fund") Class Y shares fell by 6.39% (Class A shares lost 6.64% on net asset value). The Fund's benchmark, the S&P 400 MidCap Index, declined 4.70% for the period*.

A trend that began in earlier years continued for much of the past fiscal year, as mid-cap stocks tended to outpace their blue-chip counterparts. With issues such as corporate accounting scandals taking a major toll on a number of well-known companies, many of the firms in the mid-cap universe escaped those problems as few concerns surfaced about accounting problems at smaller companies. In addition, earnings on mid-cap stocks generally held up better than for the market as a whole. In the closing months of the Fund's fiscal year, damage from the bear market broadened, and mid-cap stocks declined comparably to the rest of the equity market.

Although the environment presented serious challenges, several stocks performed well for the Fund during the year. One area of strength was the education market, where two post-secondary education companies, Corinthian Colleges and Career Education, generated solid returns. The food company Dreyer's Grand Ice Cream turned in positive results and accepted a buyout from Nestle's, boosting its stock price. USA Interactive and Westwood One, both media companies, also performed well. Among the stocks detracting from performance was King Pharmaceuticals, which struggled due to a number of issues that arose from some of its high-profit drugs. Polycom, a video-conferencing company that experienced disappointing business, and Health South, which saw Medicare payments for its rehabilitation services decline, also hurt portfolio performance.

The Fund remains well-diversified with a broad mix of stocks from the mid-cap universe, including a mild preference for growth-oriented stocks.

A rebound in stock performance will likely hinge on faster economic growth, which may be dependent in large part on increasing corporate expenditures-something that has been lacking in recent years. As the year progresses, we anticipate that business spending will pick up, which should give a number of stocks a reasonable boost. Given the current low valuations of many stocks, the Fund is seeking to position itself to benefit from a more favorable economic environment in the months to come.

ANNUALIZED PERFORMANCE(1)
AS OF SEPTEMBER 30, 2002

                                                                          SINCE INCEPTION(4)
                                                            ---------------------------------------------
                              1 YEAR   5 YEARS   10 YEARS   1/9/1995   3/01/1999   12/11/2000   9/24/2001
---------------------------------------------------------------------------------------------------------
Class A NAV                    -6.64%    -0.02%        --       8.30%         --           --          --

Class A POP                   -11.77%    -1.15%        --       7.51%         --           --          --

Class B NAV                    -7.36%       --         --         --        2.08%          --          --

Class B POP                   -11.99%       --         --         --        1.54%          --          --

Class C NAV                    -7.20%       --         --         --          --           --       -3.99%

Class C POP                    -9.06%       --         --         --          --           --       -5.88%

Class S                        -6.58%       --         --         --          --       -15.43%         --

Class Y                        -6.39%     0.22%      8.57%        --          --           --          --

S&P MidCap 400 Index(3)        -4.70%     5.39%     12.57%     13.47%       4.23%      -11.80%      -4.70%

* Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.

VALUE OF A $10,000 INVESTMENT(1),(2) AS OF SEPTEMBER 30, 2002

[CHART]

CLASS A

               FIRST AMERICAN       FIRST AMERICAN
           MID CAP CORE FUND,   MID CAP CORE FUND,     S&P MIDCAP 400
                  CLASS A NAV          CLASS A POP           INDEX(3)
 1/1995              $ 10,000             $  9,452           $ 10,000
10/1995              $ 12,873             $ 12,166           $ 12,449
10/1996              $ 14,453             $ 13,658           $ 14,608
10/1997              $ 17,658             $ 16,688           $ 19,381
10/1998              $ 16,615             $ 15,702           $ 20,681
10/1999              $ 16,832             $ 15,907           $ 25,038
10/2000              $ 24,783             $ 23,421           $ 32,962
 9/2001              $ 19,826             $ 18,736           $ 27,636
 9/2002              $ 18,510             $ 17,493           $ 26,338

[CHART]

CLASS Y

               FIRST AMERICAN
           MID CAP CORE FUND,           S&P MIDCAP
                      CLASS Y         400 INDEX(3)
10/1992              $ 10,000             $ 10,000
10/1993              $ 11,615             $ 12,153
10/1994              $ 11,937             $ 12,443
10/1995              $ 15,015             $ 15,082
10/1996              $ 16,905             $ 17,698
10/1997              $ 20,699             $ 23,480
10/1998              $ 19,526             $ 25,055
10/1999              $ 19,831             $ 30,334
10/2000              $ 29,268             $ 39,935
 9/2001              $ 23,462             $ 34,963
 9/2002              $ 21,954             $ 31,909

(1) Past performance does not guarantee future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. The principal value of an investment and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance reflects voluntary fee waivers in effect. In the absence of such fee waivers, total returns would be reduced. Index is for illustrative purposes only and is not available for investment. Stocks of mid-capitalization companies may be slightly less volatile than those of small-capitalization companies, but they still involve substantial risk and may be subject to more abrupt or erratic price fluctuations than large-capitalization companies.

     Total returns at net asset value ("NAV") reflect performance over the time period indicated without including the Fund's maximum sales charge and assumes reinvestment of all distributions at NAV.

     Total returns at public offering price ("POP") reflect performance over the time period indicated including maximum sales charges of 5.50% for Class A shares, 1% for Class C shares, and the maximum contingent deferred sales charge ("CDSC") for Class B and Class C shares for the relevant period. Maximum CDSC for Class B shares is 5.00% and 1.00% for Class C shares. Total returns assume reinvestment of all distributions at NAV.

     On September 24, 2001, the Mid Cap Core Fund became the successor by merger to the Firstar MidCap Core Equity Fund, a series of Firstar Funds, Inc. Prior to the merger, the First American Fund had no assets or liabilities. Performance presented prior to September 24, 2001, represents that of the Firstar MidCap Core Equity Fund.

(2) Performance for Class B, Class C, and Class S shares is not presented. Performance for Class B and Class C is lower due to higher expenses. Performance for Class S is substantially similar to Class A due to similar expenses.

(3) An unmanaged, capitalization-weighted index that represents the aggregate market value of the common equity of 400 companies chosen by Standard & Poor's with a median capitalization of approximately $700 million and measures the performance of the mid-range sector of the U.S. stock market.

(4) The performance since inception for the index is calculated from the month end following the inception of the class.

MID CAP GROWTH

Investment Objective: GROWTH OF CAPITAL

Growth stocks continued to find themselves in the midst of a serious bear market during the fiscal year ended September 30, 2002. The First American Mid Cap Growth Fund (the "Fund") was hard hit, with Class Y shares declining 22.63% (Class A shares declined 22.74% at net asset value). The Fund lagged its benchmark, the Russell MidCap Growth Index, which declined 15.50% over the same period*.

As has been the case since the bear market began in early 2000, growth stocks have borne the brunt of investors' wrath. During the past 12 months, many companies continued to struggle to meet profit expectations. This fact proved to be particularly damaging to prospects for growth stocks, and the issues owned in the Fund were no exception. There was some positive movement in the first few months of the period, which occurred on the heels of a major selloff in stocks triggered by the events of September 11, 2001. After the immediate impact of the terrorist attacks faded, investors were initially encouraged about prospects for a better profit environment, and the Fund benefited as a result through the end of 2001, into the early months of 2002.

The environment quickly changed as investors became unsettled about the inability of many companies to meet profit expectations.From early 2002 forward, mid-cap growth stocks as a whole generally declined. As has been the case for much of the bear market cycle, technology stocks proved to be a particularly weak sector. Given the challenges of the market, the Fund took a somewhat more defensive approach, which included holding more cash than is typical, and avoiding any significant concentration in any specific sector of the market. In particular, throughout most of the period, the Fund had a below-average position in technology and telecommunications stocks, which continued to lag the market as a whole.

The Fund benefited during the year from contributions among some retail stocks such as Michael's Stores, and a variety of other issues. Among the best performers were the gaming software company International Gaming Technology and the medical firm Zimmer Holdings. Among the stocks that were most detrimental were the software company Siebel Systems and financial provider Bisys Group.

Despite the troubles of recent years, mid-cap growth stocks may be attractively positioned going forward. Given current valuations and the extent of the market's downturn, there is reason to be optimistic that the next year will be more productive for investors in this segment of the market, and the Fund will be positioned accordingly.

ANNUALIZED PERFORMANCE(1)
AS OF SEPTEMBER 30, 2002

                                                                              SINCE INCEPTION(4)
                                                                --------------------------------------------
                                  1 YEAR   5 YEARS   10 YEARS   2/18/1997   8/7/1998   2/01/1999   9/24/2001
------------------------------------------------------------------------------------------------------------
Class A NAV                       -22.74%    -4.60%      7.32%         --         --          --          --

Class A POP                       -27.01%    -5.68%      6.72%         --         --          --          --

Class B NAV                       -23.47%       --         --          --      -6.72%         --          --

Class B POP                       -27.30%       --         --          --      -6.90%         --          --

Class C NAV                       -23.44%       --         --          --         --       -9.44%         --

Class C POP                       -24.90%       --         --          --         --       -9.69%         --

Class S                           -22.74%       --         --          --         --          --      -21.03%

Class Y                           -22.63%    -4.34%        --       -0.41%        --          --          --

Russell MidCap Growth Index(3)    -15.50%    -4.06%      6.95%       0.05%     -0.88%      -8.62%     -15.50%

* Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.

VALUE OF A $10,000 INVESTMENT(1),(2) AS OF SEPTEMBER 30, 2002

[CHART]

CLASS A

                FIRST AMERICAN         FIRST AMERICAN
          MID CAP GROWTH FUND,   MID CAP GROWTH FUND,    RUSSELL MIDCAP
                   CLASS A NAV            CLASS A POP   GROWTH INDEX(3)
9/1992                $ 10,000               $  9,452          $ 10,000
9/1993                $ 13,689               $ 12,936          $ 12,023
9/1994                $ 13,356               $ 12,621          $ 12,315
9/1995                $ 17,989               $ 16,999          $ 15,968
9/1996                $ 21,198               $ 20,031          $ 18,576
9/1997                $ 25,658               $ 24,245          $ 24,082
9/1998                $ 22,309               $ 21,081          $ 21,826
9/1999                $ 29,378               $ 27,761          $ 29,943
9/2000                $ 51,836               $ 48,982          $ 48,020
9/2001                $ 26,240               $ 24,796          $ 23,161
9/2002                $ 20,274               $ 19,158          $ 19,571

[CHART]

CLASS Y

                FIRST AMERICAN
          MID CAP GROWTH FUND,    RUSSELL MIDCAP
                       CLASS Y   GROWTH INDEX(3)
2/1997                $ 10,000          $ 10,000
9/1997                $ 12,193          $ 12,338
9/1998                $ 10,633          $ 11,182
9/1999                $ 14,032          $ 15,341
9/2000                $ 24,820          $ 24,603
9/2001                $ 12,604          $ 11,867
9/2002                $  9,769          $ 10,027

(1) Past performance does not guarantee future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. The principal value of an investment and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance reflects voluntary fee waivers in effect. In the absence of such fee waivers, total returns would be reduced. Indexes are for illustrative purposes only and are not available for investment. Stocks of mid-capitalization companies may be slightly less volatile than those of small-capitalization companies, but they still involve substantial risk and may be subject to more abrupt or erratic price fluctuations than large-capitalization companies.

     Total returns at net asset value ("NAV") reflect performance over the time period indicated without including the Fund's maximum sales charge and assumes reinvestment of all distributions at NAV.

     Total returns at public offering price ("POP") reflect performance over the time period indicated including maximum sales charges of 5.50% for Class A shares, 1% for Class C shares, and the maximum contingent deferred sales charge ("CDSC") for Class B and Class C shares for the relevant period. Maximum CDSC for Class B shares is 5.00% and 1.00% for Class C shares. Total returns assume reinvestment of all distributions at NAV.

     On August 7, 1998, the Mid Cap Growth Fund became the successor by merger to the Piper Emerging Growth Fund, a series of Piper Funds Inc. Prior to the merger, the First American Fund had no assets or liabilities. Performance prior to August 7, 1998, is that of the Piper Emerging Growth Fund.

     The Mid Cap Growth Fund's 1999 returns were higher due in part to its strategy of investing in IPOs in a period favorable for IPO investing. Of course, such favorable returns involve accepting the risk of volatility, and there is no assurance that the Fund's future investment in IPOs will have the same effect on performance as it had in 1999 and 2000.

(2) Performance for Class B, Class C, and Class S shares is not presented. Performance for Class B and Class C is lower due to higher expenses. Performance for Class S is substantially similar to Class A due to similar expenses.

(3) An unmanaged index that measures the performance of those Russell MidCap Index companies with higher price-to-book ratios and higher forecasted growth values.

(4) The performance since inception for the index is calculated from the month end following the inception of the class.

MID CAP VALUE

Investment Objective: CAPITAL APPRECIATION

As the bear market continued to haunt stock investors, value stocks managed to avoid the worst of the market's problems. The First American Mid Cap Value Fund (the "Fund") Class Y shares declined 2.12% for the fiscal year ended September 30, 2002 (Class A shares lost 2.41% on net asset value). The Fund's benchmark, the Russell MidCap Value Index, declined 5.46% in the same period*.

Equity markets were challenged throughout the fiscal year. Initially, stocks moved higher, though value stocks lagged the market in the early months of the period. However, as concerns surfaced about the strength of the U.S. economic recovery, investors began seeking out value stocks as a measure of protection against continued profit concerns for companies. A number of stocks in the mid-cap sector performed particularly well for the Fund during the year, including food companies such as Dean Foods and Hershey. Other consumer stocks such as the restaurant company Yum! Brands (formerly Tricon Global) and Hilton Hotels also turned in good performance. Even selected technology stocks, namely Intuit, generated solid returns.

However, a careful stock selection process was critical in this environment, as most stocks faced significant pressure. Several of the Fund's holdings performed poorly, including semiconductor stocks such as Fairchild Semiconductor and travel-related issues, among them Delta Airlines. The Fund avoided most of the poorest performing stocks in two of the weakest sectors, technology and telecommunications, and that helped the portfolio's relative performance as the year progressed.

While value stocks performed better than growth stocks for most of the fiscal year, the two groups struggled somewhat equally in the closing months of the period. Mid-cap stocks have generally held up better in this environment than have stocks of larger companies. The market's difficulties did not alter the Fund's investment strategy, which is to focus on identifying individual securities that offer solid potential for the portfolio. In the current environment, this strategy seems most likely to boost the Fund's potential for competitive returns.

Given the market's extended weakness, it appears that the environment may be poised for a recovery. While a significant upturn may not be realistic, the potential for positive returns in the coming months seems like a reasonable expectation. With interest rates at very low levels and inflation remaining under control, investors are likely to become more positive about stocks in the months ahead. The Fund will continue to invest in mid-cap stocks that offer attractive valuations and present the potential for favorable returns.

ANNUALIZED PERFORMANCE(1)
AS OF SEPTEMBER 30, 2002

                                                                       SINCE INCEPTION(4)
                                                               ----------------------------------
                               1 YEAR    5 YEARS   10 YEARS    8/15/1994    2/01/1999   9/24/2001
-------------------------------------------------------------------------------------------------
Class A NAV                     -2.41%     -4.22%      8.43%          --           --          --

Class A POP                     -7.78%     -5.30%      7.82%          --           --          --

Class B NAV                     -3.07%     -4.90%        --         5.77%          --          --

Class B POP                     -7.90%     -5.17%        --         5.77%          --          --

Class C NAV                     -3.09%        --         --           --        -0.77%         --

Class C POP                     -5.03%        --         --           --        -1.05%         --

Class S                         -2.40%        --         --           --           --        0.74%

Class Y                         -2.12%     -3.97%        --           --           --          --

Russell MidCap Value Index(3)   -5.46%      2.37%     11.33%       10.28%        2.07%      -5.46%

* Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.

VALUE OF A $10,000 INVESTMENT(1),(2) AS OF SEPTEMBER 30, 2002

[CHART]

CLASS A

              FIRST AMERICAN       FIRST AMERICAN
         MID CAP VALUE FUND,  MID CAP VALUE FUND,   RUSSELL MIDCAP
                 CLASS A NAV          CLASS A POP   VALUE INDEX(3)
9/1992              $ 10,000             $  9,452         $ 10,000
9/1993              $ 11,885             $ 11,233         $ 12,723
9/1994              $ 14,116             $ 13,341         $ 12,853
9/1995              $ 15,899             $ 15,026         $ 16,035
9/1996              $ 19,910             $ 18,818         $ 18,560
9/1997              $ 27,860             $ 26,332         $ 26,029
9/1998              $ 19,828             $ 18,741         $ 25,064
9/1999              $ 21,420             $ 20,245         $ 27,401
9/2000              $ 24,329             $ 22,994         $ 30,963
9/2001              $ 23,013             $ 21,751         $ 30,952
9/2002              $ 22,459             $ 21,227         $ 29,263

[CHART]

CLASS Y

              FIRST AMERICAN
         MID CAP VALUE FUND,   RUSSELL MIDCAP
                     CLASS Y   VALUE INDEX(3)
2/1994              $ 10,000         $ 10,000
9/1994              $ 10,731         $ 10,017
9/1995              $ 12,108         $ 12,497
9/1996              $ 15,209         $ 14,464
9/1997              $ 21,331         $ 20,286
9/1998              $ 15,220         $ 19,533
9/1999              $ 16,508         $ 21,354
9/2000              $ 18,810         $ 24,130
9/2001              $ 17,800         $ 24,122
9/2002              $ 17,423         $ 22,806

(1) Past performance does not guarantee future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. The principal value of an investment and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance reflects voluntary fee waivers in effect. In the absence of such fee waivers, total returns would be reduced. Indexes are for illustrative purposes only and are not available for investment. Stocks of mid-capitalization companies may be slightly less volatile than those of small-capitalization companies, but they still involve substantial risk and may be subject to more abrupt or erratic price fluctuations than large-capitalization companies.

     Total returns at net asset value ("NAV") reflect performance over the time period indicated without including the Fund's maximum sales charge and assumes reinvestment of all distributions at NAV.

     Total returns at public offering price ("POP") reflect performance over the time period indicated including maximum sales charges of 5.50% for Class A shares, 1% for Class C shares, and the maximum contingent deferred sales charge ("CDSC") for Class B and Class C shares for the relevant period. Maximum CDSC for Class B shares is 5.00% and 1.00% for Class C shares. Total returns assume reinvestment of all distributions at NAV.

(2) Performance for Class B, Class C, and Class S shares is not presented. Performance for Class B and Class C is lower due to higher expenses. Performance for Class S is substantially similar to Class A due to similar expenses.

(3) An unmanaged index that measures the performance of those Russell mid-cap companies with lower price-to-book ratios and lower forecasted growth values.

(4) The performance since inception for the index is calculated from the month end following the inception of the class.

LARGE CAP CORE

Investment Objective: LONG-TERM GROWTH OF CAPITAL

A general market decline took a significant toll on stocks, including those of the largest companies. The First American Large Cap Core Fund (the "Fund") Class Y shares declined 21.23% for the fiscal year ended September 30, 2002 (Class A shares declined 21.46% on net asset value). Over the same 12-month period, the Fund's benchmark, the S&P 500 Composite Index, declined 20.49%*.

The period began in a very positive way, as the Federal Reserve responded to the economic setback of the September 11, 2001 terrorist attacks with additional cuts of short-term interest rates. The stock market performed solidly in the first few months of the Fund's fiscal year as investors anticipated an economic recovery. However, the market remained volatile, and a number of issues came to the forefront in early 2002, which obscured the positive economic trends, including ongoing terrorist concerns, rising global tensions, and corporate accounting scandals. As a result, stocks reversed course and declined significantly for much of the rest of the fiscal year.

While it was a challenging environment in which to find productive stocks, a few areas generated reasonable returns. Several consumer stocks, including retailers such as Kohl's and Lowe's performed well, as did auto parts retailer Autozone. The Fund also added stock of Carnival Cruise Line after it was driven down in the wake of the terrorist attack, and the stock rebounded nicely. Cash levels in the Fund were also relatively high due to the market's volatility. A number of areas detracted from performance, including stocks of companies caught up in some of the corporate governance issues, Enron and Tyco. Large pharmaceutical stocks such as Bristol-Myers, Merck, and Baxter International also declined significantly, hurting the Fund's performance.

The bear market has created a number of attractive buying opportunities in high-quality stocks. The Fund has begun to add positions in companies that are in a strong financial position and seem well-positioned for a rebound. Some of these opportunities can be found in the health care, technology, and telecommunications sectors.

Given the extent of the market's decline in recent months, it seems reasonable to expect that a recovery is in order. Good stocks are available at reasonable valuations, which may create the potential for gains in the months ahead. While the markets are likely to remain volatile on a day-to-day basis, stocks may begin to look fairly attractive when compared to other assets in the current investment environment.

ANNUALIZED PERFORMANCE(1)
AS OF SEPTEMBER 30, 2002

                                                                          SINCE INCEPTION(4)
                                                      ---------------------------------------------------------
                                   1 YEAR   5 YEARS   12/29/1992   1/9/1995   3/1/1999   11/27/2000   9/24/2001
---------------------------------------------------------------------------------------------------------------
Class A NAV                        -21.46%    -4.30%          --       5.40%        --           --          --

Class A POP                        -25.76%    -5.38%          --       4.62%        --           --          --

Class B NAV                        -22.06%       --           --         --     -13.09%          --          --

Class B POP                        -25.95%       --           --         --     -13.71%          --          --

Class C NAV                        -22.03%       --           --         --         --           --      -19.48%

Class C POP                        -23.62%       --           --         --         --           --      -21.05%

Class S                            -21.45%       --           --         --         --       -28.47%         --

Class Y                            -21.23%    -4.06%        4.92%        --         --           --          --

S&P 500 Composite Index(3)         -20.49%    -1.63%        8.69%      9.25%    -11.06%      -21.87%     -20.49%

* Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.

VALUE OF A $10,000 INVESTMENT(1),(2) AS OF SEPTEMBER 30, 2002

[CHART]

CLASS A

                   FIRST AMERICAN LARGE          FIRST AMERICAN LARGE
                         CAP CORE FUND,                CAP CORE FUND,
                            CLASS A NAV                   CLASS A POP        S&P 500 COMPOSITE INDEX(3)
 1/1995                        $ 10,000                      $  9,452                          $ 10,000
10/1995                        $ 12,347                      $ 11,666                          $ 12,603
10/1996                        $ 14,635                      $ 13,828                          $ 15,640
10/1997                        $ 17,753                      $ 16,774                          $ 20,663
10/1998                        $ 21,051                      $ 19,890                          $ 25,204
10/1999                        $ 24,823                      $ 23,453                          $ 31,671
10/2000                        $ 29,768                      $ 28,126                          $ 33,599
 9/2001                        $ 19,103                      $ 18,049                          $ 24,760
 9/2002                        $ 15,006                      $ 14,178                          $ 19,691

[CHART]

CLASS Y

                   FIRST AMERICAN LARGE
                         CAP CORE FUND,
                                CLASS Y    S&P 500 COMPOSITE INDEX(3)
12/1992                        $ 10,000                      $ 10,000
10/1993                        $ 10,753                      $ 10,981
10/1994                        $ 10,813                      $ 11,406
10/1995                        $ 12,927                      $ 14,422
10/1996                        $ 15,360                      $ 17,897
10/1997                        $ 18,675                      $ 23,644
10/1998                        $ 22,203                      $ 28,840
10/1999                        $ 26,241                      $ 36,241
10/2000                        $ 31,552                      $ 38,447
10/2001                        $ 20,288                      $ 28,332
10/2002                        $ 15,981                      $ 22,531

(1) Past performance does not guarantee future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. The principal value of an investment and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance reflects voluntary fee waivers in effect. In the absence of such fee waivers, total returns would be reduced. Index is for illustrative purposes only and is not available for investment.

     Total returns at net asset value ("NAV") reflect performance over the time period indicated without including the Fund's maximum sales charge and assumes reinvestment of all distributions at NAV.

     Total returns at public offering price ("POP") reflect performance over the time period indicated including maximum sales charges of 5.50% for Class A shares, 1% for Class C shares, and the maximum contingent deferred sales charge ("CDSC") for Class B and Class C shares for the relevant period. Maximum CDSC for Class B shares is 5.00% and 1.00% for Class C shares. Total returns assume reinvestment of all distributions at NAV.

     On September 24, 2001, the Large Cap Core Fund became the successor by merger to the Firstar LargeCap Core Equity Fund, a series of Firstar Funds, Inc. Prior to the merger, the First American Fund had no assets or liabilities. Performance presented prior to September 24, 2001, represents that of the Firstar LargeCap Core Equity Fund. Prior to January 10, 1995, the Firstar Fund offered one class of shares to investors without a distribution or shareholder servicing fee. Performance presented prior to January 10, 1995, does not reflect these fees.

(2) Performance for Class B, Class C, and Class S shares is not presented. Performance for Class B and Class C is lower due to higher expenses. Performance for Class S is substantially similar to Class A due to similar expenses.

(3)  An unmanaged index of large-capitalization stocks.

(4) The performance since inception for the index is calculated from the month end following the inception of the class.

LARGE CAP GROWTH

Investment Objective: LONG-TERM GROWTH OF CAPITAL

In a challenging environment for growth-oriented stocks, the First American Large Cap Growth Fund (the "Fund") Class Y shares declined 26.87% for the fiscal year ended September 30, 2002 (Class A shares declined 27.08% on net asset value). Similarly, the Fund's benchmark, the Russell 1000 Growth Index, declined 22.51% over the same timeframe*.

The period began in October 2001 shortly after the terrorist attacks of September 11. In the initial months, the Federal Reserve continued to reduce interest rates in order to boost prospects for the U.S. economy. Investors anticipated an economic recovery and improved corporate earnings. As a result, growth stocks enjoyed a solid rebound, which lasted through the end of 2001.

Early in the new year, the environment began to change. Investors received troubling news of accounting problems involving a number of major companies, including Enron and Global Crossing. Later in the year, more companies were caught up in the scandals, including Worldcom. The onslaught of bad news took a toll on investor confidence and, at the same time, the economy, while moving in a positive direction, proved to be disappointing to the markets. Once again, growth stocks bore the brunt of the damage, and declined for much of the rest of the Fund's fiscal year.

Every key industry segment in the broad market moved lower over the fiscal year. However, the Fund's holdings in basic materials stocks, Ecolab, energy issues such as Apache Corporation, and retail issues such as Kohl's held up better than most. Among the weakest performing stocks were utilities issues such as Enron and Mirant, and technology issues such as Texas Instruments and EDS. Throughout the year, the Fund's technology position was reduced as this area of the market continued to face severe challenges.

It seems clear that prospects for growth stocks aren't likely to dramatically improve until the U.S. economy shows more consistent growth. Given the number of uncertainties in the market, ranging from corporate accounting issues to growing global tensions, a fair amount of volatility is likely to remain in the near term. At current valuations, investors may find large-cap growth issues attractive, which could create some positive opportunities for the Fund in the year ahead. Efforts will continue to be made to actively position the portfolio to take advantage of opportunities that may arise.

ANNUALIZED PERFORMANCE(1)
AS OF SEPTEMBER 30, 2002

                                                                        SINCE INCEPTION(4)
                                                   -----------------------------------------------------------
                              1 YEAR    5 YEARS    12/11/1994   8/18/1997    3/31/2000  12/11/2000   9/24/2001
--------------------------------------------------------------------------------------------------------------
Class A NAV                   -27.08%        --            --          --       -30.00%         --          --

Class A POP                   -31.09%        --            --          --       -31.57%         --          --

Class B NAV                   -27.64%     -7.13%         4.35%         --           --          --          --

Class B POP                   -31.26%     -7.47%         4.35%         --           --          --          --

Class C NAV                   -27.48%        --            --          --           --          --      -25.32%

Class C POP                   -28.99%        --            --          --           --          --      -26.79%

Class S                       -27.08%        --            --          --           --      -36.09%         --

Class Y                       -26.87%     -6.63%           --       -5.71%          --          --          --

Russell 1000 Growth Index(3)  -22.51%     -4.87%         7.01%      -3.89%      -31.52%     -30.04%     -22.51%

* Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.

VALUE OF A $10,000 INVESTMENT(1),(2) AS OF SEPTEMBER 30, 2002

[CHART]

CLASS B

               FIRST AMERICAN LARGE     FIRST AMERICAN LARGE
                   CAP GROWTH FUND,         CAP GROWTH FUND,
                        CLASS B NAV              CLASS B POP  RUSSELL 1000 GROWTH INDEX(3)
12/1992                    $ 10,000                 $ 10,000                      $ 10,000
11/1995                    $ 12,949                 $ 12,949                      $ 13,639
11/1996                    $ 16,487                 $ 16,487                      $ 17,227
11/1997                    $ 20,215                 $ 20,215                      $ 21,795
11/1998                    $ 24,426                 $ 24,426                      $ 28,041
11/1999                    $ 30,583                 $ 30,583                      $ 36,871
10/2000                    $ 33,185                 $ 33,185                      $ 38,247
 9/2001                    $ 19,259                 $ 19,259                      $ 21,824
 9/2002                    $ 13,936                 $ 13,936                      $ 16,912

[CHART]

CLASS Y

           FIRST AMERICAN LARGE
               CAP GROWTH FUND,
                        CLASS Y   RUSSELL 1000 GROWTH INDEX(3)
 8/1997                $ 10,000                       $ 10,000
11/1997                $ 10,462                       $ 10,533
11/1998                $ 12,649                       $ 13,552
11/1999                $ 15,891                       $ 17,820
10/2000                $ 17,293                       $ 18,485
 9/2001                $ 10,122                       $ 10,548
 9/2002                $  7,403                       $  8,174

(1) Past performance does not guarantee future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. The principal value of an investment and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance reflects voluntary fee waivers in effect. In the absence of such fee waivers, total returns would be reduced. Index is for illustrative purposes only and is not available for investment.

     Total returns at net asset value ("NAV") reflect performance over the time period indicated without including the Fund's maximum sales charge and assumes reinvestment of all distributions at NAV.

     Total returns at public offering price ("POP") reflect performance over the time period indicated including maximum sales charges of 5.50% for Class A shares, 1% for Class C shares, and the maximum contingent deferred sales charge ("CDSC") for Class B and Class C shares for the relevant period. Maximum CDSC for Class B shares is 5.00% and 1.00% for Class C shares. Total returns assume reinvestment of all distributions at NAV.

     On May 17, 2002, Capital Growth Fund merged into Large Cap Growth Fund, each a series of First American Investment Funds, Inc. Performance presented prior to May 17, 2002 represents that of Capital Growth Fund. On September 24, 2001, Capital Growth Fund became the successor by merger to Firstar Large Cap Growth Fund, a series of Firstar Funds, Inc. Prior to the merger, the First American Fund had no assets or liabilities. Performance presented prior to September 24, 2001 represents that of the Firstar Large Cap Growth Fund. The Firstar Large Cap Growth Fund was organized on December 11, 2000 and, prior to that, was a separate series of Firstar Stellar Funds, inc. Performance presented prior to December 11, 2000 represents that of the Firstar Stellar Growth Equity Fund.

(2) Performance for Class A, Class C, and Class S shares is not presented. Performance for Class A and Class S is higher due to lower expenses. Performance for Class C is substantially similar to Class B due to similar expenses.

(3) An unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Russell 1000 companies include the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

(4) The performance since inception for the index is calculated from the month end following the inception of the class.

LARGE CAP VALUE

Investment Objective: PRIMARY-CAPITAL APPRECIATION; SECONDARY-CURRENT INCOME

In what proved to be another difficult environment for equity investors, the First American Large Cap Value Fund (the "Fund") Class Y shares declined 19.22% during the fiscal year ended September 30, 2002 (Class A shares declined 19.37% on net asset value). In that same period of time, the Fund's benchmark, the Russell 1000 Value Index, declined 16.95%*.

For much of the period, value stocks managed to weather the storm of a challenging investment environment more effectively than their growth-oriented counterparts. In the closing months of 2001, value stocks lagged the growth side, but performed better in the first half of 2002. Still, opportunities for gains were somewhat limited. In the last three months of the fiscal year, investors started to pull money out of value stocks, and the Fund suffered significantly as the period came to a close.

The difficulties occurred despite some encouraging signs. The U.S. economy recovered from the brief and mild recession of 2001, although growth subsided a bit as the period progressed. Interest rates remained low and inflation was very modest. However, other issues came to the forefront, including corporate governance problems, increasing world tensions, and the inability of many companies to gain momentum in terms of profit growth.

The positive direction of the economy boosted stocks of companies that tend to benefit in an improving economic environment. Within the Fund, favorable returns were generated by the home improvement firm Lowe's Companies and the tax preparation leader H&R Block. Basic materials stocks such as Praxair and International Paper also performed well. Given the economy's less than stellar growth, more stable consumer companies held up well, including Proctor & Gamble and the restaurant operator Yum! Brands (formerly Tricon Global).

Two of the weakest segments of the market included technology and telecommunications stocks, though modest weightings and effective stock selection muted some of the impact of their problems on the portfolio. Significant weakness among financial companies such as Morgan Stanley and Citigroup, as well as declines among media holdings including AOL/Time Warner and Liberty Media hurt the Fund's performance. Energy stocks such as Halliburton and British Petroleum also detracted from the Fund's return.

Despite the market's volatility, the Fund's approach continues to center on a long-term strategy of buying stocks of companies with solid and improving fundamentals, attractive valuations, and a near-term catalyst to drive the price toward its higher fair value level. The portfolio continues to be broadly diversified to help cope with a shaky market environment. Once the economy shows more stability, we believe stocks are likely to offer better opportunities for appreciation in the months ahead.

ANNUALIZED PERFORMANCE(1)
AS OF SEPTEMBER 30, 2002

                                                                              SINCE INCEPTION(4)
                                                               ----------------------------------------------
                              1 YEAR    5 YEARS   10 YEARS     2/4/1994    8/15/1994     2/1/1999   9/24/2001
-------------------------------------------------------------------------------------------------------------
Class A NAV                   -19.37%     -4.83%      7.76%          --           --           --          --

Class A POP                   -23.81%     -5.90%      7.15%          --           --           --          --

Class B NAV                   -19.96%     -5.52%        --           --         5.77%          --          --

Class B POP                   -23.96%     -5.74%        --           --         5.77%          --          --

Class C NAV                   -19.97%        --         --           --           --        -9.36%         --

Class C POP                   -21.56%        --         --           --           --        -9.61%         --

Class S                       -19.36%        --         --           --           --           --      -15.64%

Class Y                       -19.22%     -4.57%        --         6.66%          --           --          --

Russell 1000 Value Index(3)   -16.95%      0.27%     10.46%        9.37%        9.62%       -4.61%     -16.95%

* Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.

VALUE OF A $10,000 INVESTMENT(1),(2) AS OF SEPTEMBER 30, 2002

[CHART]

CLASS A

          FIRST AMERICAN LARGE   FIRST AMERICAN LARGE
               CAP VALUE FUND,        CAP VALUE FUND,
                   CLASS A NAV            CLASS A POP   RUSSELL 1000 VALUE INDEX(3)
9/1992                $ 10,000               $  9,452                     $ 10,000
9/1993                $ 11,582               $ 10,943                     $ 12,534
9/1994                $ 12,550               $ 11,858                     $ 12,445
9/1995                $ 15,721               $ 14,853                     $ 15,895
9/1996                $ 19,478               $ 18,403                     $ 18,747
9/1997                $ 27,039               $ 25,547                     $ 26,680
9/1998                $ 24,667               $ 23,306                     $ 27,639
9/1999                $ 30,076               $ 28,417                     $ 32,812
9/2000                $ 30,352               $ 28,677                     $ 35,738
9/2001                $ 26,187               $ 24,742                     $ 32,553
9/2002                $ 21,115               $ 19,949                     $ 27,036

[CHART]

CLASS Y

         FIRST AMERICAN LARGE
              CAP VALUE FUND,
                      CLASS Y   RUSSELL 1000 VALUE INDEX(3)
2/1994               $ 10,000                     $ 10,000
9/1994               $ 10,170                     $  9,935
9/1995               $ 12,763                     $ 12,686
9/1996               $ 15,867                     $ 14,963
9/1997               $ 22,076                     $ 21,294
9/1998               $ 20,206                     $ 22,059
9/1999               $ 24,707                     $ 26,188
9/2000               $ 24,995                     $ 28,523
9/2001               $ 21,614                     $ 25,980
9/2002               $ 17,471                     $ 21,585

(1) Past performance does not guarantee future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. The principal value of an investment and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance reflects voluntary fee waivers in effect. In the absence of such fee waivers, total returns would be reduced. Index is for illustrative purposes only and is not available for investment.

     Total returns at net asset value ("NAV") reflect performance over the time period indicated without including the Fund's maximum sales charge and assumes reinvestment of all distributions at NAV.

     Total returns at public offering price ("POP") reflect performance over the time period indicated including maximum sales charges of 5.50% for Class A shares, 1% for Class C shares, and the maximum contingent deferred sales charge ("CDSC") for Class B and Class C shares for the relevant period. Maximum CDSC for Class B shares is 5.00% and 1.00% for Class C shares. Total returns assume reinvestment of all distributions at NAV.

(2) Performance for Class B, Class C, and Class S shares is not presented. Performance for Class B and Class C is lower due to higher expenses. Performance for Class S is substantially similar to Class A due to similar expenses.

(3) An unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Russell 1000 companies include the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

(4) The performance since inception for the index is calculated from the month end following the inception of the class.

BALANCED

Investment Objective: MAXIMIZE TOTAL RETURN (CAPITAL APPRECIATION PLUS INCOME)

Equity investors continued to confront a long-standing bear market, while bond markets benefited from an environment where interest rates moved lower. The First American Balanced Fund (the "Fund") Class Y shares posted a decline of 9.74% for the fiscal year (Class A shares declined 9.90% on net asset value). For the same period, the Fund's benchmarks had varying performance. The S&P 500 Composite Index declined 20.49% while the Lehman Aggregate Bond Index gained 8.60%*.

The Fund's equity component, representing about 65% of the portfolio, was faced with yet another challenging environment as a number of issues, from corporate governance problems to ongoing threats on the world stage, turned investor psychology negative. After an initial period in the fiscal year when stocks performed well, most of the period was spent dealing with declining stock prices. About one-quarter of the Fund's equity portfolio was positioned in mid- and small-cap stocks, areas of the market that held up better than large-cap stocks during the year. Sectors that generated reasonable performance for the equity portfolio included consumer discretionary stocks, financial companies, and selected energy firms. The Fund also benefited by de-emphasizing the troubled telecommunications sector, one of the biggest detractors in the equity markets. Industrial stocks were also weak.

The Fund's fixed-income portfolio took advantage of an environment where interest rates generally trended lower. The Fund's Treasury bond holdings benefited the most from this trend. Mortgage-backed securities also enjoyed periods of solid performance. However, the market was not as favorable for corporate bonds. Securities from lower-quality corporate issuers struggled as economic concerns grew. During the year, the Fund shifted some of its emphasis from corporate bonds to mortgage-backed securities, a strategic, long-term strategy shift designed to give the Fund a mix that provides better representation of the broad, fixed-income market.

For the year ahead, equity markets may be positioned to begin to recover from the extended bear market, although the market is generally expected to remain quite volatile. Investor expectations seem more realistic now and corporate profits are likely to improve in line with a better economy. The bond market may remain fairly stable in the short term, with the likelihood that interest rates on Treasury bonds will begin to rise, though not dramatically. Non-Treasury securities may offer the best opportunities in the year ahead. The Fund is designed to provide investors with the ability to participate in a broad range of asset classes within the investment markets. Depending on the economy, this approach may generate positive results in the months to come.

ANNUALIZED PERFORMANCE(1)
AS OF SEPTEMBER 30, 2002

                                                                              SINCE INCEPTION(5)
                                                               ----------------------------------------------
                               1 YEAR   5 YEARS    10 YEARS    1/9/1995   3/1/1999   11/27/2000     9/24/2001
-------------------------------------------------------------------------------------------------------------
Class A NAV                     -9.90%     0.08%         --        6.75%        --           --            --

Class A POP                    -14.83%    -1.05%         --        5.97%        --           --            --

Class B NAV                    -10.64%       --          --          --      -3.61%          --            --

Class B POP                    -15.05%       --          --          --      -4.24%          --            --

Class C NAV                    -10.66%       --          --          --         --           --         -8.60%

Class C POP                    -12.46%       --          --          --         --           --        -10.34%

Class S                         -9.90%       --          --          --         --       -12.95%           --

Class Y                         -9.74%     0.36%       6.55%         --         --           --            --

S&P 500 Composite Index(3)     -20.49%    -1.63%       9.00%         --     -11.06%      -20.49%       -21.87%

Lehman Aggregate Bond Index(4)   8.60%     7.83%       8.74%       8.01%     10.41%        8.60%           --

* Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.

VALUE OF A $10,000 INVESTMENT(1),(2) AS OF SEPTEMBER 30, 2002

[CHART]

CLASS A

          FIRST AMERICAN    FIRST AMERICAN
          BALANCED FUND,    BALANCED FUND,                S&P 500    LEHMAN AGGREGATE
             CLASS A NAV       CLASS A POP     COMPOSITE INDEX(3)        BOND INDEX(4)
 1/1995         $ 10,000          $  9,452               $ 10,000            $ 10,000
10/1995         $ 12,197          $ 11,522               $ 12,054            $ 11,288
10/1996         $ 13,707          $ 12,949               $ 13,723            $ 11,948
10/1997         $ 16,182          $ 15,287               $ 16,411            $ 13,010
10/1998         $ 17,578          $ 16,606               $ 19,287            $ 14,225
10/1999         $ 18,541          $ 17,516               $ 22,489            $ 14,300
10/2000         $ 22,152          $ 20,926               $ 24,509            $ 15,345
 9/2001         $ 18,380          $ 17,363               $ 19,933            $ 17,218
 9/2002         $ 16,561          $ 15,645               $ 18,427            $ 18,699

[CHART]

CLASS Y

           FIRST AMERICAN
           BALANCED FUND,               S&P 500   LEHMAN AGGREGATE
                  CLASS Y    COMPOSITE INDEX(3)      BOND INDEX(4)
10/1992          $ 10,000              $ 10,000           $ 10,000
10/1993          $ 11,340              $ 10,970           $ 11,187
10/1994          $ 11,238              $ 11,062           $ 10,776
10/1995          $ 13,464              $ 13,534           $ 12,463
10/1996          $ 15,151              $ 15,407           $ 13,191
10/1997          $ 17,939              $ 18,425           $ 14,364
10/1998          $ 19,527              $ 21,654           $ 15,706
10/1999          $ 20,676              $ 25,249           $ 15,789
10/2000          $ 24,790              $ 27,517           $ 16,942
 9/2001          $ 20,618              $ 22,379           $ 19,011
 9/2002          $ 18,610              $ 20,689           $ 20,645

(1) Past performance does not guarantee future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. The principal value of an investment and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance reflects voluntary fee waivers in effect. In the absence of such fee waivers, total returns would be reduced. Indexes are for illustrative purposes only and are not available for investment.

     Total returns at net asset value ("NAV") reflect performance over the time period indicated without including the Fund's maximum sales charge and assumes reinvestment of all distributions at NAV.

     Total returns at public offering price ("POP") reflect performance over the time period indicated including maximum sales charges of 5.50% for Class A shares, 1% for Class C shares, and the maximum contingent deferred sales charge ("CDSC") for Class B and Class C shares for the relevant period. Maximum CDSC for Class B shares is 5.00% and 1.00% for Class C shares. Total returns assume reinvestment of all distributions at NAV.

     On September 24, 2001, the First American Balanced Fund combined with Firstar Balanced Growth Fund and Firstar Balanced Income Fund. Performance history prior to September 24, 2001, represents that of Firstar Balanced Growth Fund.

(2) Performance for Class B, Class C, and Class S shares is not presented. Performance for Class B and Class C is lower due to higher expenses. Performance for Class S is substantially similar to Class A due to similar expenses.

(3)  An unmanaged index of large-capitalization stocks.

(4) An unmanaged index composed of the Lehman Government/Credit Bond Index, the Lehman Mortgage Backed Securities Index, and the Lehman Asset Backed Securities Index. The Lehman Government/Credit Bond Index is comprised of Treasury securities, other securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, including U.S. agency mortgage securities and investment-grade corporate debt securities. The Lehman Mortgage Backed Securities Index is comprised of the mortgage-backed pass-through securities of Ginnie Mae, Fannie Mae, and Freddie Mac. The Lehman Asset Backed Securities Index is comprised of debt securities rated investment grade or higher that are backed by credit card, auto, and home equity loans.

(5) The performance since inception for the indexes is calculated from the month end following the inception of the class.

EQUITY INCOME

Investment Objective: LONG-TERM GROWTH OF CAPITAL AND INCOME

Equity markets continued their struggles that began in early 2000. The First American Equity Income Fund (the "Fund") Class Y shares finished with a decline of 19.30% for the fiscal year ended September 30, 2002 (Class A shares declined 19.51% on net asset value). The Fund's benchmark, the S&P 500 Composite Index, declined 20.49% over the same period*.

The past year proved to be particularly challenging for investor psychology. With uncertainties created by issues such as ongoing terroristic threats, corporate accounting problems, and talk of global conflicts, stocks proved to be a risky proposition. After starting the fiscal year on fairly solid ground in late 2001 and early 2002, the situation quickly reversed itself. Economic growth began to slow, dampening investor enthusiasm, and for the remainder of the Fund's fiscal year, stocks found themselves in a tailspin that became so severe, few stocks were able to avoid the damage.

The Fund is heavily focused on stocks of companies that pay dividends, an area of the market that has proved to be increasingly attractive in these volatile times. Among the issues that performed well for the portfolio in the period were consumer stocks, including Avon and Budweiser. Other strong performers came from a variety of companies, including 3M, Ecolab, and UPS. Unfortunately, the Fund gave back much of this positive performance through the serious setbacks suffered among its telecommunications holdings, including Verizon and SBC, two regional Bell operating companies that suffered significantly in the very troubled marketplace. Additionally, the Fund's limited holdings in the struggling technology sector also hurt performance.

For much of the period, changes implemented in the Fund were aimed at trying to provide more balance, reducing some sectors that were previously heavily emphasized while adding more holdings to underweighted sectors. As always, the Fund is strongly focused on stocks that generate attractive dividends. Among the sectors that contribute strongly to this investment objective are energy, utilities, industrial, materials, and financial stocks.

While it is impossible to predict if the stock market will begin a sustained rally, it appeared that the markets may be near a bottom as the fiscal year came to an end. The Fund is sticking with its discipline of primarily owning stocks that offer attractive dividends, which should lessen risk for the Fund in a volatile investment environment.

ANNUALIZED PERFORMANCE(1)
AS OF SEPTEMBER 30, 2002

                                                                        SINCE INCEPTION(4)
                                                   -----------------------------------------------------------
                               1 YEAR   5 YEARS    12/18/1992    8/2/1994    8/15/1994    2/1/1999   9/24/2001
--------------------------------------------------------------------------------------------------------------
Class A NAV                    -19.51%     0.43%         7.37%         --           --          --          --

Class A POP                    -23.99%    -0.69%         6.75%         --           --          --          --

Class B NAV                    -20.10%    -0.23%           --          --         7.14%         --          --

Class B POP                    -24.04%    -0.47%           --          --         7.14%         --          --

Class C NAV                    -20.08%       --            --          --           --       -5.42%         --

Class C POP                    -21.62%       --            --          --           --       -5.68%         --

Class S                        -19.47%       --            --          --           --          --      -15.40%

Class Y                        -19.30%     0.75%           --        8.13%          --          --          --

S&P 500 Composite Index(3)     -20.49%    -1.63%         8.69%       8.75%        8.75%     -10.40%     -20.49%

* Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.

VALUE OF A $10,000 INVESTMENT(1),(2) AS OF SEPTEMBER 30, 2002

[CHART]

CLASS A

                   FIRST AMERICAN         FIRST AMERICAN
              EQUITY INCOME FUND,    EQUITY INCOME FUND,
                      CLASS A NAV            CLASS A POP    S&P 500 COMPOSITE INDEX(3)
12/1992                  $ 10,000               $  9,452                     $ 10,000
 9/1993                  $ 10,377               $  9,808                     $ 10,759
 9/1994                  $ 10,885               $ 10,288                     $ 11,155
 9/1995                  $ 12,851               $ 12,146                     $ 14,474
 9/1996                  $ 14,960               $ 14,140                     $ 17,416
 9/1997                  $ 19,622               $ 18,546                     $ 24,461
 9/1998                  $ 21,265               $ 20,100                     $ 26,672
 9/1999                  $ 23,337               $ 22,057                     $ 34,083
 9/2000                  $ 25,929               $ 24,507                     $ 38,611
 9/2001                  $ 24,919               $ 23,553                     $ 28,332
 9/2002                  $ 20,048               $ 18,949                     $ 22,531

[CHART]

CLASS Y

                FIRST AMERICAN
           EQUITY INCOME FUND,
                       CLASS Y    S&P 500 COMPOSITE INDEX(3)
8/1994                $ 10,000                     $ 10,000
9/1994                $ 10,045                     $  9,756
9/1995                $ 11,877                     $ 12,657
9/1996                $ 13,871                     $ 15,231
9/1997                $ 18,234                     $ 21,391
9/1998                $ 19,848                     $ 23,325
9/1999                $ 21,853                     $ 29,806
9/2000                $ 24,358                     $ 33,765
9/2001                $ 23,455                     $ 24,777
9/2002                $ 18,924                     $ 19,704

(1) Past performance does not guarantee future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. The principal value of an investment and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance reflects voluntary fee waivers in effect. In the absence of such fee waivers, total returns would be reduced. Indexes are for illustrative purposes only and are not available for investment.

     Total returns at net asset value ("NAV") reflect performance over the time period indicated without including the Fund's maximum sales charge and assumes reinvestment of all distributions at NAV.

     Total returns at public offering price ("POP") reflect performance over the time period indicated including maximum sales charges of 5.50% for Class A shares, 1% for Class C shares, and the maximum contingent deferred sales charge ("CDSC") for Class B and Class C shares for the relevant period. Maximum CDSC for Class B shares is 5.00% and 1.00% for Class C shares. Total returns assume reinvestment of all distributions at NAV.

     On May 18, 1994, the Equity Income Fund became the successor by merger to the Boulevard Strategic Balance Fund. Prior to the merger, the First American Fund had no assets or liabilities. Performance prior to May 18, 1994, is that of the Boulevard Strategic Balance Fund.

(2) Performance for Class B, Class C, and Class S shares is not presented. Performance for Class B and Class C is lower due to higher expenses. Performance for Class S is substantially similar to Class A due to similar expenses.

(3)  An unmanaged index of large-capitalization stocks.

(4) The performance since inception for the index is calculated from the month end following the inception of the class.

REPORT OF INDEPENDENT AUDITORS SEPTEMBER 30, 2002

     To the Shareholders and Board of Directors First American Investment Funds, Inc.

     We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Health Sciences, Real Estate Securities, Technology, Emerging Markets, International, Micro Cap, Small Cap Core, Small Cap Growth, Small Cap Value, Mid Cap Core, Mid Cap Growth, Mid Cap Value, Large Cap Core, Large Cap Growth, Large Cap Value, Balanced, and Equity Income Funds (certain funds constituting First American Investment Funds, Inc.) (the "Funds") as of September 30, 2002, and the related statements of operations for the year then ended and the statements of changes in net assets and financial highlights for each of the periods indicated herein, except as noted below which were audited by other auditors. These financial statements and the financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Large Cap Growth, Large Cap Value, Equity Income, Balanced, Mid Cap Growth, Mid Cap Value, Small Cap Growth, Small Cap Value, Emerging Markets, International, Health Sciences, Real Estate Securities and Technology Funds for the period ended September 30, 1998, were audited by other auditors whose report dated November 13, 1998, expressed an unqualified opinion on those financial highlights. The statements of operations and changes in net assets and financial highlights of the Large Cap Core, Equity Income, Large Cap Value, Large Cap Growth, Mid Cap Core, Micro Cap, Small Cap Core, and Technology Funds for the periods presented through October 31, 2000, were audited by other auditors whose reports dated December 29, 2000 and January 21, 2000, expressed unqualified opinions on those financial statements and financial highlights.

     We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2002, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights audited by us as referred to above present fairly, in all material respects, the financial position of each of the respective funds constituting First American Investment Funds, Inc. at September 30, 2002, and the results of their operations for the year then ended, the changes in their net assets and their financial highlights for each of the periods indicated herein, in conformity with accounting principles generally accepted in the United States.

                                                           /s/ Ernst & Young LLP

     Minneapolis, Minnesota
     November 8, 2002

SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2002

HEALTH SCIENCES FUND

DESCRIPTION                                                       SHARES    VALUE (000)
---------------------------------------------------------------------------------------
COMMON STOCKS - 96.4%
COMMERCIAL SERVICES & SUPPLIES - 0.8%
IMS Health                                                        12,300     $      184
                                                                             ----------
HEALTH CARE EQUIPMENT & SERVICES - 32.4%
Advance PCS* (A)                                                  12,300            277
AmerisourceBergen (A)                                              5,072            362
Apria Healthcare Group*                                           14,830            349
Baxter International                                              19,500            596
Biomet                                                             3,700             98
Cardinal Health (A)                                                5,475            341
Caremark Rx* (A)                                                  10,800            184
Community Health Systems* (A)                                     10,600            282
Covance*                                                          12,200            239
CTI Molecular Imaging *                                            6,900            175
First Health Group* (A)                                            5,200            141
First Horizon Pharmaceutical*                                     53,500            289
HCA - Healthcare (A)                                               6,000            286
HealthSouth*                                                      29,450            122
Laboratory Corporation of America* (A)                             8,600            290
Lifecore Biomedical*                                              16,500            102
Lincare Holdings*                                                  4,900            152
Manor Care* (A)                                                    5,900            133
McKesson HBOC                                                     10,100            286
Medtronic (A)                                                     14,900            628
Omnicare (A)                                                      14,775            312
Pharmaceutical Product Development* (A)                           10,600            205
Priority Healthcare, Cl B* (A)                                     8,700            219
Province Healthcare*                                               9,400            161
Quest Diagnostics* (A)                                             3,000            185
Select Medical*                                                   14,475            207
Triad Hospitals* (A)                                               8,600            326
Universal Health Services* (A)                                     7,000            358
Varian Medical Systems*                                            4,500            193
Wellpoint Health Networks* (A)                                     1,800            132
Zimmer Holdings*                                                   6,770            260
                                                                             ----------
                                                                                  7,890
                                                                             ----------
PHARMACEUTICALS & BIOTECHNOLOGY - 61.1%
Abbott Laboratories                                               31,700          1,281
Amgen* (A)                                                        20,260            845
Amylin Pharmaceuticals* (A)                                       10,000            166
Andrx Group* (A)                                                   6,600            146
Array Biopharma*                                                  27,800            217
Biogen* (A)                                                        7,200            211
BioMarin Pharmaceutical*                                          24,100            140
Celgene* (A)                                                      33,900            571
Cephalon* (A)                                                     10,600            433
Charles River Laboratories International* (A)                     11,660            458
CV Therapeutics*                                                   6,400            134
Exact Sciences*                                                   12,700            170
Forest Laboratories, Cl A* (A)                                     3,700            303
Gilead Sciences* (A)                                              20,500            687
Harvard Bioscience*                                               11,900             36
ICOS*                                                              5,800            122
IDEC Pharmaceuticals* (A)                                         14,500            602
Invitrogen* (A)                                                   12,415            423
Johnson & Johnson                                                 14,500            784
King Pharmaceuticals*                                             37,466            681
Medicis, Cl A* (A)                                                 6,300     $      257
Neurocrine Biosciences* (A)                                        4,100            168
Novartis, ADR                                                      3,300            131
Noven Pharmaceuticals*                                            10,005            122
NPS Pharmaceuticals* (A)                                          11,000            226
Pfizer (A)                                                        58,900          1,709
Pharmaceutical Resources*                                          5,200            145
Pharmacia                                                         17,067            664
POZEN*                                                            13,015             66
Regeneration Technologies*                                        35,200            282
Sanofi-Synthelabo, ADR*                                            4,700            134
Techne* (A)                                                       14,070            461
Telik*                                                            28,520            353
Teva Pharmaceutical Industries, ADR                                7,700            516
Third Wave Technologies*                                         105,500            142
Wyeth                                                             33,600          1,068
                                                                             ----------
                                                                                 14,854
                                                                             ----------
SOFTWARE & SERVICES - 1.6%
Cerner*                                                            5,100            180
TriZetto Group*                                                   41,520            207
                                                                             ----------
                                                                                    387
                                                                             ----------
TECHNOLOGY HARDWARE & EQUIPMENT - 0.5%
Waters*                                                            4,800            116
                                                                             ----------
TOTAL COMMON STOCKS                                                              23,431
                                                                             ----------
RELATED PARTY MONEY MARKET FUND - 4.4%
First American Prime Obligations Fund (B)                      1,077,744          1,078
                                                                             ----------
TOTAL RELATED PARTY MONEY MARKET FUND                                             1,078
                                                                             ----------
TOTAL INVESTMENTS - 100.8%
   (Cost $28,249)                                                                24,509
                                                                             ----------
OTHER ASSETS AND LIABILITIES, NET - (0.8)%                                         (185)
                                                                             ----------
TOTAL NET ASSETS - 100.0%                                                    $   24,324
                                                                             ----------

*    Non-income producing security

(A) This security or a portion of this security is out on loan at September 30, 2002. Total loaned securities had a market value of $10,720,830 at September 30, 2002. (Note 6)

(B) This money market fund is advised by U.S. Bancorp Asset Management, Inc., which also serves as advisor for this Fund. See also the notes to the financial statements.

ADR - American Depositary Receipt

Cl - Class

The accompanying notes are an integral part of the financial statements.

REAL ESTATE SECURITIES FUND

DESCRIPTION                                                       SHARES    VALUE (000)
----------------------------------------------------------------------------------------
COMMON STOCKS - 87.5%
REAL ESTATE INVESTMENT TRUSTS - 87.5%
DIVERSIFIED - 8.1%
Glenborough Realty Trust                                          70,000     $    1,421
Rouse (A)                                                        116,200          3,713
St. Joe                                                           43,900          1,212
Vornado Realty Trust (A)                                         100,600          3,969
Washington Real Estate Investment Trust                           40,700          1,033
                                                                             ----------
                                                                                 11,348
                                                                             ----------
FINANCIAL SERVICES - 0.3%
Newcastle Investment (C)                                          35,000            433
                                                                             ----------
HOTELS - 7.1%
Hilton Hotels (A)                                                212,800          2,422
Host Marriott* (A)                                               129,500          1,202
Innkeepers USA Trust                                              83,200            665
Marriott International, Cl A                                      48,500          1,406
MeriStar Hospitality                                             115,200            990
RFS Hotel Investors                                               49,600            545
Starwood Hotels & Resorts Worldwide                              120,200          2,680
                                                                             ----------
                                                                                  9,910
                                                                             ----------
OFFICE/INDUSTRIAL - 29.2%
Alexandria Real Estate Equities                                   35,100          1,491
AMB Property                                                      55,300          1,598
Boston Properties                                                129,400          4,814
CarrAmerica Realty Trust                                          52,450          1,320
Centerpoint Properties Trust (A)                                  39,900          2,214
Corporate Office Properties                                      133,800          1,813
Crescent Real Estate                                              93,600          1,470
Duke Realty Investments                                          124,300          3,060
Eastgroup Properties                                              23,200            574
Equity Office Properties Trust                                   141,323          3,649
Keystone Property Trust                                           66,800          1,112
Liberty Property Trust (A)                                        95,750          2,968
Mission West Properties                                           45,800            507
Parkway Properties                                                19,300            653
Prentiss Properties Trust                                         97,000          2,807
Prologis Trust                                                   258,000          6,427
PS Business Parks                                                 71,000          2,414
Reckson Associates Realty (A)                                     43,800            997
SL Green Realty                                                   34,000          1,045
                                                                             ----------
                                                                                 40,933
                                                                             ----------
RESIDENTIAL - 17.0%
Apartment Investment & Management (A)                             80,800          3,139
Archstone Smith                                                  167,812          4,007
Avalonbay Communities                                             48,912          2,045
Beazer Homes U.S.A* (A)                                           11,200            684
Boardwalk Equities                                               144,600          1,359
Bre Properties (A)                                                38,400          1,181
Camden Property Trust                                             31,900          1,057
Equity Residential Properties Trust (A)                          123,400          2,954
Essex Property Trust                                              19,000            939
Home Properties of New York                                       29,200            949
KB HOME (A)                                                       14,900            728
Lennar (A)                                                        13,300            742
Manufactured Home Communities                                     39,200          1,250
Standard Pacific                                                  27,400     $      641
Sun Communities                                                   23,100            848
United Dominion Realty Trust                                      82,500          1,313
                                                                             ----------
                                                                                 23,836
                                                                             ----------
RETAIL/MALLS - 22.3%
CBL & Associates Properties                                       45,400          1,759
Chelsea Property Group                                            87,600          2,956
Developers Diversified (A)                                        44,500            979
Equity One                                                       139,800          1,845
General Growth Properties (A)                                    115,200          5,933
JDN Realty                                                        58,500            707
Kimco Realty                                                      74,455          2,316
Mills                                                             46,500          1,379
Pan Pacific Retail Properties                                     64,500          2,224
Regency Centers                                                   50,100          1,553
Simon Property Group (A)                                         182,040          6,504
Taubman Centers                                                   52,000            740
Urstadt Biddle Properties                                         50,000            593
Weingarten Realty Investors                                       51,100          1,870
                                                                             ----------
                                                                                 31,358
                                                                             ----------
SPECIALTY REAL ESTATE - 3.5%
Capital Automotive                                                82,600          2,063
Commercial Net Lease Realty                                       40,700            656
Hospitality Properties Trust                                      68,400          2,265
                                                                             ----------
                                                                                  4,984
                                                                             ----------
TOTAL REAL ESTATE INVESTMENT TRUSTS                                             122,802
                                                                             ----------
TOTAL COMMON STOCKS                                                             122,802
                                                                             ----------
PREFERRED STOCKS - 0.5%
Beacon Capital Partnership* (C)                                   33,750            384
Wyndham International* (C) (D)                                     1,848            185
Wyndham Voting Trust* (C) (D)                                      1,058            106
                                                                             ----------
TOTAL PREFERRED STOCKS                                                              675
                                                                             ----------
RELATED PARTY MONEY MARKET FUND - 3.8%
First American Prime Obligations Fund (B)                      5,386,493          5,386
                                                                             ----------
TOTAL RELATED PARTY MONEY MARKET FUND                                             5,386
                                                                             ----------
TOTAL INVESTMENTS - 91.8%
   (Cost $123,235)                                                              128,863
                                                                             ----------
OTHER ASSETS AND LIABILITIES, NET - 8.2%                                         11,437
                                                                             ----------
TOTAL NET ASSETS - 100.0%                                                    $  140,300
                                                                             ----------

* Non-income producing security

(A) This security or a portion of this security is out on loan at September 30, 2002. Total loaned securities had a market value of $31,391,733 at September 30, 2002. (Note 6)

(B) This money market fund is advised by U.S. Bancorp Asset Management, Inc., which also serves as advisor for this Fund. See also the notes to the financial statements.

(C) Private placement security considered illiquid investment under guidelines established by the board of directors. As of September 30, 2002, the market value of these investments is $1,107,594 or 0.8% of total net assets.
(D) Security is valued at fair value under guidelines established and approved by the board of directors. Total fair valued securities had a value of $290,563, which represents 0.2% of total net assets at September 30, 2002. (Note 2)

Cl - Class

SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2002

TECHNOLOGY FUND

DESCRIPTION                                                       SHARES    VALUE (000)
----------------------------------------------------------------------------------------
COMMON STOCKS - 92.2%
CAPITAL GOODS - 2.6%
Aeroflex*                                                        150,200     $      757
Molex (A)                                                         55,250          1,299
                                                                             ----------
                                                                                  2,056
                                                                             ----------
COMMERCIAL SERVICES & SUPPLIES - 1.8%
Kroll*                                                            52,500          1,041
MKS Instruments*                                                  38,825            424
                                                                             ----------
                                                                                  1,465
                                                                             ----------
FINANCIAL SERVICES - 2.8%
First Data                                                        41,600          1,163
Fiserv*                                                           39,450          1,108
                                                                             ----------
                                                                                  2,271
                                                                             ----------
MEDIA - 5.1%
AOL Time Warner* (A)                                              81,450            953
Clear Channel Communications* (A)                                 39,800          1,383
DoubleClick*                                                     144,100            741
USA Interactive*                                                  53,750          1,042
                                                                             ----------
                                                                                  4,119
                                                                             ----------
MEDICAL SUPPLIES/EQUIPMENT - 1.8%
Given Imaging* (A)                                               143,000          1,417
                                                                             ----------
RETAILING - 2.0%
eBay* (A)                                                         30,350          1,603
                                                                             ----------
SOFTWARE & SERVICES - 25.3%
Adobe Systems                                                     54,150          1,034
Affiliated Computer Services, Cl A* (A)                           41,000          1,745
Altiris*                                                          29,400            293
Ariba* (A)                                                       229,650            310
Autodesk (A)                                                      69,300            878
Cadence Design Systems* (A)                                       79,500            809
Computer Associates International (A)                             80,150            769
Electronic Data Systems (A)                                       37,350            522
Informatica* (A)                                                 187,150            580
Infosys Technologies (A)                                          31,400          1,702
JD Edwards*                                                      181,900          1,683
Lawson Software*                                                 207,000            733
LogicVision*                                                     209,900            518
Microsoft* (A)                                                    29,500          1,290
Moldflow*                                                        150,700            744
NetIQ* (A)                                                        71,050          1,030
NetScout Systems*                                                115,500            423
NetScreen Technologies* (A)                                       66,350            720
PDF Solutions*                                                   127,800            676
Rational Software*                                               118,200            511
ScanSoft* (A)                                                    188,850            623
VERITAS Software* (A)                                            144,750          2,123
Websense* (A)                                                     53,500            621
                                                                             ----------
                                                                                 20,337
                                                                             ----------
TECHNOLOGY HARDWARE & EQUIPMENT - 47.9%
Agere Systems* (A)                                               426,150            469
Agilent Technologies* (A)                                         53,700            701
Amkor Technology* (A)                                            123,100            293
Analog Devices* (A)                                               48,050            947
Apple Computer* (A)                                               87,900          1,275
Applied Films*                                                    63,350            693
Applied Materials* (A)                                            93,500          1,080
ASML Holding*                                                     82,150            508
ATI Technologies*                                                 86,950            434
Atmel*                                                           216,600            230

DESCRIPTION                                             SHARES/CONTRACTS    VALUE (000)
---------------------------------------------------------------------------------------
AU Optronics, ADR* (A)                                            45,200     $      251
Benchmark Electronics* (A)                                        60,000          1,263
Brocade Communications Systems* (A)                               42,900            323
Celestica*                                                        53,900            706
ChipPAC, Cl A*                                                   282,900            605
Computer Network Technology* (A)                                 195,300            980
Dell Computer* (A)                                                90,400          2,125
EMC* (A)                                                          90,050            412
Flextronics International* (A)                                    97,850            682
Hewlett-Packard (A)                                              107,624          1,256
Integrated Device Technology* (A)                                 34,700            362
Intel                                                             84,950          1,180
Jabil Circuit* (A)                                                79,300          1,172
LeCroy*                                                           98,900            886
Linear Technology                                                 38,500            798
LSI Logic*                                                       112,000            711
Marvell Technology Group* (A)                                     55,950            887
Microchip Technology* (A)                                         68,400          1,399
Micron Technology* (A)                                           108,450          1,342
Microtune*                                                       123,250            297
Monolithic System Technology* (A)                                119,700          1,197
Motorola (A)                                                     122,050          1,242
Newport*                                                          79,400            896
OmniVision Technologies*                                         116,950            771
Overland Storage*                                                144,050          1,564
Powerwave Technologies*                                           56,850            193
Semtech*                                                          12,000            116
Silicon Storage Technology*                                      188,350            736
Synaptics*                                                        42,650            205
Taiwan Semiconductor Manufacturing, ADR* (A)                     261,642          1,661
Tekelec*                                                         126,050          1,088
Texas Instruments (A)                                             99,404          1,468
TriQuint Semiconductor* (A)                                      200,300            707
United Microelectronics* (A)                                     310,266          1,095
UTStarcom* (A)                                                    51,850            792
Vishay Intertechnology*                                           67,150            591
                                                                             ----------
                                                                                 38,589
                                                                             ----------
TELECOMMUNICATION SERVICES - 2.9%
CenturyTel                                                        56,500          1,267
Commonwealth Telephone Enterprises*                               32,000          1,113
                                                                             ----------
                                                                                  2,380
                                                                             ----------
TOTAL COMMON STOCKS                                                              74,237
                                                                             ----------
PURCHASED OPTIONS - 0%
Sprint Put @ 10.00 11/02                                             200             31
Computer Associates Call @ 10.00 11/02                               200             24
                                                                             ----------
TOTAL PURCHASED OPTIONS                                                              55
                                                                             ----------
RELATED PARTY MONEY MARKET FUND - 7.5%
First American Prime Obligations Fund (B)                      6,002,963          6,003
                                                                             ----------
TOTAL RELATED PARTY MONEY MARKET FUND                                             6,003
                                                                             ----------
TOTAL INVESTMENTS - 99.7%
   (Cost $143,513)                                                               80,295
                                                                             ----------
OTHER ASSETS AND LIABILITIES, NET - 0.3%                                            207
                                                                             ----------
TOTAL NET ASSETS - 100.0%                                                    $   80,502
                                                                             ----------

* Non-income producing security

(A) This security or a portion of this security is out on loan at September 30, 2002. Total loaned securities had a market value of $37,557,956 at September 30, 2002. (Note 6)

(B) This money market fund is advised by U.S. Bancorp Asset Management, Inc., which also serves as advisor for this Fund. See also the notes to the financial statements.

ADR - American Depositary Receipt

Cl - Class

The accompanying notes are an integral part of the financial statements.

STATEMENTS OF ASSETS AND LIABILITIES SEPTEMBER 30, 2002, IN THOUSANDS, EXCEPT PER SHARE DATA

                                                                                 HEALTH      REAL ESTATE    TECHNOLOGY
                                                                          SCIENCES FUND  SECURITIES FUND          FUND
----------------------------------------------------------------------------------------------------------------------
ASSETS:
Investments in securities, at value*                                         $   24,509       $  128,863    $   80,295
Cash                                                                                 --               --            91
Dividends and interest receivable                                                     2              791            18
Collateral for securities loaned, at value                                       11,168           32,660        41,476
Receivable for securities sold                                                       39           15,854           663
Capital shares sold                                                                   3              345            75
Other receivables                                                                     1                1             1
Prepaid expenses and other assets                                                    13               13            17
----------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                     35,735          178,527       122,636
======================================================================================================================
LIABILITIES:
Written options, at value                                                            --               --            91
Payable for securities purchased                                                    187            5,384            68
Capital shares redeemed                                                              31               67           417
Payable upon return of securities loaned                                         11,168           32,660        41,476
Bank overdraft                                                                        1                1            --
Payable for advisory, co-administration, and custodian fees                          16              108            60
Distribution and shareholder servicing fees                                           7                4            20
Accrued expenses and other liabilities                                                1                3             2
----------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                                11,411           38,227        42,134
======================================================================================================================
NET ASSETS                                                                   $   24,324       $  140,300    $   80,502
======================================================================================================================
COMPOSITION OF NET ASSETS:
Portfolio capital                                                            $   29,640       $  131,511    $  665,939
Undistributed net investment income (loss)                                           --            1,019            --
Accumulated net realized gain (loss)                                             (1,576)           2,142      (522,219)
Unrealized appreciation or depreciation of investments                           (3,740)           5,628       (63,218)
----------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                   $   24,324       $  140,300    $   80,502
======================================================================================================================
*Investments in securities, at cost                                          $   28,249       $  123,235    $  143,513
CLASS A:
Net assets                                                                   $    5,235       $   15,422    $   18,267
Shares issued and outstanding ($0.0001 par value-- 2 billion authorized)            662            1,127         4,257
Net asset value and redemption price per share                               $     7.91       $    13.68    $     4.29
Maximum offering price per share (A)                                         $     8.37       $    14.48    $     4.54
CLASS B:
Net assets                                                                   $    2,821       $    2,577    $   11,190
Shares issued and outstanding ($0.0001 par value-- 2 billion authorized)            376              190         2,900
Net asset value and offering price per share (C)                             $     7.50       $    13.55    $     3.86
CLASS C:
Net assets                                                                   $    3,815       $      986    $    5,064
Shares issued and outstanding ($0.0001 par value-- 2 billion authorized)            492               73         1,204
Net asset value per share (C)                                                $     7.76       $    13.62    $     4.20
Maximum offering price per share (B)                                         $     7.84       $    13.76    $     4.24
CLASS S:
Net assets                                                                   $       32       $    1,224    $    1,847
Shares issued and outstanding ($0.0001 par value-- 2 billion authorized)              4               89           430
Net asset value, offering price, and redemption price per share              $     7.90       $    13.69    $     4.29
CLASS Y:
Net assets                                                                   $   12,421       $  120,091    $   44,134
Shares issued and outstanding ($0.0001 par value-- 2 billion authorized)          1,552            8,749         9,990
Net asset value, offering price, and redemption price per share              $     8.00       $    13.73    $     4.42
----------------------------------------------------------------------------------------------------------------------

 (A) The offering price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 5.50%.

 (B) The offering price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 1.00%.

 (C) Class B and C have a contingent deferred sales charge. For a description of a possible redemption charge, see the notes to the financial statements.

The accompanying notes are an integral part of the financial statements.

STATEMENTS OF OPERATIONS FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2002, IN THOUSANDS

                                                                                 HEALTH      REAL ESTATE    TECHNOLOGY
                                                                          SCIENCES FUND  SECURITIES FUND          FUND
----------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest                                                                     $       32       $       99    $      101
Dividends                                                                           178            7,541           135
Less: Foreign taxes withheld                                                         --               (3)           (4)
Securities lending                                                                    7               15           117
Other                                                                                 6              108           135
----------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                             223            7,760           484
======================================================================================================================
EXPENSES:
Investment advisory fees                                                            212              869           968
Co-administration fees and expenses (including per account transfer
  agency fees)                                                                      195              410           960
Custodian fees                                                                        3               12            14
Directors' fees                                                                       2                2             3
Registration fees                                                                    35               19            35
Professional fees                                                                     1                4             5
Printing                                                                              3                9            16
Other                                                                                 3                4            20
Distribution and shareholder servicing fees - Class A                                16               22            84
Distribution and shareholder servicing fees - Class B                                34               21           186
Distribution and shareholder servicing fees - Class C                                49                4            97
Shareholder servicing fees - Class S                                                 --                2             2
----------------------------------------------------------------------------------------------------------------------
TOTAL EXPENSES                                                                      553            1,378         2,390
======================================================================================================================
Less: Waiver of expenses                                                           (158)            (112)         (665)
----------------------------------------------------------------------------------------------------------------------
TOTAL NET EXPENSES                                                                  395            1,266         1,725
======================================================================================================================
INVESTMENT INCOME (LOSS) - NET                                                     (172)           6,494        (1,241)
======================================================================================================================
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND WRITTEN OPTIONS - NET:
Net realized gain (loss) on investments                                          (1,421)           7,010      (131,635)
Net change in unrealized appreciation or depreciation of investments             (4,687)          (2,696)       88,614
----------------------------------------------------------------------------------------------------------------------
NET GAIN (LOSS) ON INVESTMENTS                                                   (6,108)           4,314       (43,021)
======================================================================================================================
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS              $   (6,280)      $   10,808    $  (44,262)
======================================================================================================================

The accompanying notes are an integral part of the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS IN THOUSANDS

                                                                                             HEALTH                 REAL ESTATE
                                                                                      SCIENCES FUND             SECURITIES FUND
-------------------------------------------------------------------------------------------------------------------------------
                                                                              10/1/01       10/1/00       10/1/01       10/1/00
                                                                                   TO            TO            TO            TO
                                                                              9/30/02       9/30/01       9/30/02       9/30/01
-------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Investment income (loss) - net                                             $     (172)   $     (116)   $    6,494    $    4,123
Net realized gain (loss) on investments                                        (1,421)          399         7,010         4,720
Net change in unrealized appreciation or depreciation
 of investments                                                                (4,687)       (6,754)       (2,696)       (1,546)
-------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                (6,280)       (6,471)       10,808         7,297
-------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment income - net:
   Class A                                                                         --            --          (410)         (109)
   Class B                                                                         --            --           (90)          (76)
   Class C                                                                         --            --           (16)          (13)
   Class S                                                                         --            --           (45)           --
   Class Y                                                                         --            (1)       (5,665)       (3,085)
Net realized gain on investments (2):
   Class A                                                                         --          (702)           --            --
   Class B                                                                         --          (475)           --            --
   Class C                                                                         --          (459)           --            --
   Class Y                                                                         --        (2,040)           --            --
Tax return of capital:
   Class A                                                                         --            --           (84)           (5)
   Class B                                                                         --            --           (14)           (4)
   Class C                                                                         --            --            (5)           --
   Class S                                                                         --            --            (7)           --
   Class Y                                                                         --            --          (654)         (149)
-------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                --        (3,677)       (6,990)       (3,441)
===============================================================================================================================
CAPITAL SHARE TRANSACTIONS (1):
Class A:
   Proceeds from sales                                                          1,401         3,275        14,894         1,350
   Reinvestment of distributions                                                   --           685           472           102
   Payments for redemptions                                                    (1,386)       (2,142)       (2,325)       (1,119)
   Shares issued in connection with the acquisition of Fund net assets             --            --            --            --
-------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from Class A transactions                        15         1,818        13,041           333
-------------------------------------------------------------------------------------------------------------------------------
Class B:
   Proceeds from sales                                                            765         1,409         1,240           376
   Reinvestment of distributions                                                   --           469            99            73
   Payments for redemptions                                                      (684)       (1,319)         (535)         (663)
   Shares issued in connection with the acquisition of Fund net assets             --            --            --             2
-------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from Class B transactions                        81           559           804          (212)
-------------------------------------------------------------------------------------------------------------------------------
Class C:
   Proceeds from sales                                                            558         2,495         1,085           256
   Reinvestment of distributions                                                   --           458            20            13
   Payments for redemptions                                                    (1,032)         (546)         (422)         (101)
   Shares issued in connection with the acquisition of Fund net assets             --            --            --            --
-------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from Class C transactions                      (474)        2,407           683           168
-------------------------------------------------------------------------------------------------------------------------------
Class S:
   Proceeds from sales                                                             36            --         1,043           242
   Reinvestment of distributions                                                   --            --            51            --
   Payments for redemptions                                                        --            --          (199)           --
   Shares issued in connection with the acquisition of Fund net assets             --            --            --            67
-------------------------------------------------------------------------------------------------------------------------------
Increase in net assets from Class S transactions                                   36            --           895           309
-------------------------------------------------------------------------------------------------------------------------------
Class Y:
   Proceeds from sales                                                          2,799         4,869        42,995        12,135
   Reinvestment of distributions                                                   --           902         1,218           255
   Payments for redemptions                                                    (4,333)       (2,315)      (24,223)       (8,203)
   Shares issued in connection with the acquisition of Fund net assets             --            --            --        32,008
-------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from Class Y transactions                    (1,534)        3,456        19,990        36,195
-------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions              (1,876)        8,240        35,413        36,793
-------------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                        (8,156)       (1,908)       39,231        40,649
NET ASSETS AT BEGINNING OF FISCAL PERIOD                                       32,480        34,388       101,069        60,420
===============================================================================================================================
NET ASSETS AT END OF FISCAL PERIOD                                         $   24,324    $   32,480    $  140,300    $  101,069
===============================================================================================================================
UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) AT END OF FISCAL PERIOD         $       --    $       --    $    1,019    $      751
===============================================================================================================================

                                                                                         TECHNOLOGY
                                                                                               FUND
---------------------------------------------------------------------------------------------------
                                                                              10/1/01       10/1/00
                                                                                   TO            TO
                                                                              9/30/02       9/30/01
---------------------------------------------------------------------------------------------------
OPERATIONS:
Investment income (loss) - net                                             $   (1,241)   $   (2,755)
Net realized gain (loss) on investments                                      (131,635)     (315,453)
Net change in unrealized appreciation or depreciation
 of investments                                                                88,614      (271,929)
---------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations               (44,262)     (590,137)
---------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment income - net:
   Class A                                                                         --            --
   Class B                                                                         --            --
   Class C                                                                         --            --
   Class S                                                                         --            --
   Class Y                                                                         --            --
Net realized gain on investments (2):
   Class A                                                                         --       (24,639)
   Class B                                                                         --       (16,716)
   Class C                                                                         --        (5,503)
   Class Y                                                                         --       (67,890)
Tax return of capital:
   Class A                                                                         --            --
   Class B
   Class C                                                                         --            --
   Class S                                                                         --            --
   Class Y                                                                         --            --
---------------------------------------------------------------------------------------------------
Total distributions                                                                --      (114,748)
===================================================================================================
CAPITAL SHARE TRANSACTIONS (1):
Class A:
   Proceeds from sales                                                         12,200        51,555
   Reinvestment of distributions                                                   --        23,719
   Payments for redemptions                                                   (15,393)      (42,766)
   Shares issued in connection with the acquisition of Fund net assets          1,296            --
---------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from Class A transactions                    (1,897)       32,508
---------------------------------------------------------------------------------------------------
Class B:
   Proceeds from sales                                                          1,997        11,252
   Reinvestment of distributions                                                   --        16,266
   Payments for redemptions                                                    (4,909)       (9,839)
   Shares issued in connection with the acquisition of Fund net assets          4,194            --
---------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from Class B transactions                     1,282        17,679
---------------------------------------------------------------------------------------------------
Class C:
   Proceeds from sales                                                          1,541        16,755
   Reinvestment of distributions                                                   --         5,470
   Payments for redemptions                                                    (3,416)       (5,921)
   Shares issued in connection with the acquisition of Fund net assets            198            --
---------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from Class C transactions                    (1,677)       16,304
---------------------------------------------------------------------------------------------------
Class S:
   Proceeds from sales                                                          1,105            --
   Reinvestment of distributions                                                   --            --
   Payments for redemptions                                                      (925)           --
   Shares issued in connection with the acquisition of Fund net assets          3,111            --
---------------------------------------------------------------------------------------------------
Increase in net assets from Class S transactions                                3,291            --
---------------------------------------------------------------------------------------------------
Class Y:
   Proceeds from sales                                                         55,312        88,628
   Reinvestment of distributions                                                   --        35,693
   Payments for redemptions                                                   (66,880)      (95,285)
   Shares issued in connection with the acquisition of Fund net assets         21,612            --
---------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from Class Y transactions                    10,044        29,036
---------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions              11,043        95,527
---------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                       (33,219)     (609,358)
NET ASSETS AT BEGINNING OF FISCAL PERIOD                                      113,721       723,079
===================================================================================================
NET ASSETS AT END OF FISCAL PERIOD                                         $   80,502    $  113,721
===================================================================================================
UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) AT END OF FISCAL PERIOD         $       --    $       --
===================================================================================================

 (1) See Note 4 in the notes to the financial statements for additional information.

 (2) Includes distributions in excess of net realized gains of $97 and $1,745 for the period ended September 30, 2001, for the Health Sciences and Technology Funds, respectively.

The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS ENDED SEPTEMBER 30, UNLESS OTHERWISE INDICATED.

                                                          REALIZED AND
                               NET ASSET                    UNREALIZED       DIVIDENDS                     DISTRIBUTIONS
                                   VALUE            NET       GAINS OR        FROM NET    DISTRIBUTIONS             FROM
                               BEGINNING     INVESTMENT    (LOSSES) ON      INVESTMENT             FROM        RETURN OF
                               OF PERIOD  INCOME (LOSS)    INVESTMENTS          INCOME    CAPITAL GAINS          CAPITAL
------------------------------------------------------------------------------------------------------------------------
HEALTH SCIENCES FUND
Class A
  2002                           $  9.84        $ (0.05)       $ (1.88)        $    --          $    --          $    --
  2001 (1)                         13.34          (0.03)         (2.10)             --            (1.37)              --
  2000                              8.24          (0.02)          5.12              --               --               --
  1999                              7.82           0.01           0.46           (0.01)           (0.04)              --
  1998                             12.05           0.01          (2.78)             --            (1.46)              --
Class B
  2002                           $  9.40        $ (0.11)       $ (1.79)        $    --          $    --          $    --
  2001 (1)                         12.89          (0.11)         (2.01)             --            (1.37)              --
  2000                              8.02          (0.08)          4.95              --               --               --
  1999                              7.65           0.01           0.40              --            (0.04)              --
  1998                             11.90          (0.02)         (2.77)             --            (1.46)              --
Class C
  2002                           $  9.73        $ (0.13)       $ (1.84)        $    --          $    --          $    --
  2001 (1)                         13.29          (0.11)         (2.08)             --            (1.37)              --
  2000 (2)                          9.76          (0.03)          3.56              --               --               --
Class S
  2002                           $  9.84        $ (0.02)       $ (1.92)        $    --          $    --          $    --
  2001 (1) (3)                      9.06             --           0.78              --               --               --
Class Y
  2002                           $  9.93        $ (0.02)       $ (1.91)        $    --          $    --          $    --
  2001 (1)                         13.42             --          (2.12)             --            (1.37)              --
  2000                              8.28             --           5.14              --               --               --
  1999                              7.84           0.04           0.48           (0.04)           (0.04)              --
  1998                             12.08           0.03          (2.78)          (0.03)           (1.46)              --
------------------------------------------------------------------------------------------------------------------------
REAL ESTATE SECURITIES FUND
Class A
  2002 (1)                       $ 13.12        $  0.71        $  0.61         $ (0.69)         $    --           $(0.07)
  2001 (1)                         12.71           0.76           0.32           (0.64)              --            (0.03)
  2000                             10.78           0.74           2.00           (0.79)              --            (0.02)
  1999                             12.17           0.65          (1.36)          (0.67)              --            (0.01)
  1998                             14.97           0.63          (2.40)          (0.70)           (0.33)             --
Class B
  2002 (1)                       $ 13.02        $  0.59        $  0.61         $ (0.60)         $    --           $(0.07)
  2001 (1)                         12.61           0.65           0.33           (0.54)              --            (0.03)
  2000                             10.69           0.64           2.00           (0.69)              --            (0.03)
  1999                             12.08           0.55          (1.34)          (0.57)              --            (0.03)
  1998                             14.86           0.52          (2.37)          (0.60)           (0.33)              --
Class C
  2002 (1)                       $ 13.08        $  0.62        $  0.59         $ (0.60)         $    --           $(0.07)
  2001 (1)                         12.68           0.68           0.30           (0.59)              --               --
  2000 (2)                         10.61           0.50           2.14           (0.57)              --               --
Class S
  2002 (1)                       $ 13.12        $  0.70        $  0.62         $ (0.68)         $    --           $(0.07)
  2001 (1) (3)                     12.52           0.11           0.49              --               --               --
Class Y
  2002 (1)                       $ 13.15        $  0.73        $  0.63         $ (0.71)         $    --           $(0.07)
  2001 (1)                         12.73           0.84           0.28           (0.68)              --            (0.02)
  2000                             10.80           0.77           2.00           (0.81)              --            (0.03)
  1999                             12.19           0.68          (1.35)          (0.69)              --            (0.03)
  1998                             14.99           0.67          (2.40)          (0.74)           (0.33)              --
------------------------------------------------------------------------------------------------------------------------

                                       46

                                                                                                              RATIO OF
                                                                                           RATIO OF NET    EXPENSES TO
                                  NET ASSET                                     RATIO OF     INVESTMENT        AVERAGE
                                      VALUE                    NET ASSETS    EXPENSES TO  INCOME (LOSS)     NET ASSETS
                                     END OF          TOTAL         END OF        AVERAGE     TO AVERAGE     (EXCLUDING
                                     PERIOD     RETURN (4)   PERIOD (000)     NET ASSETS     NET ASSETS       WAIVERS)
----------------------------------------------------------------------------------------------------------------------
HEALTH SCIENCES FUND
Class A
  2002                         $       7.91         (19.61)% $      5,235           1.23%         (0.50)%         1.75%
  2001 (1)                             9.84         (17.35)         6,514           1.15          (0.28)          1.42
  2000                                13.34          61.89          6,645           1.17          (0.27)          1.46
  1999                                 8.24           6.08          1,383           1.16           0.11           1.30
  1998                                 7.82         (25.24)         2,017           1.15           0.04           1.20
Class B
  2002                         $       7.50         (20.21)% $      2,821           1.98%         (1.25)%         2.50%
  2001 (1)                             9.40         (17.99)         3,496           1.90          (1.04)          2.17
  2000                                12.89          60.72          4,221           1.92          (1.02)          2.21
  1999                                 8.02           5.37          1,029           1.92          (0.64)          2.05
  1998                                 7.65         (25.80)           645           1.90          (0.73)          1.95
Class C
  2002                         $       7.76         (20.25)% $      3,815           1.98%         (1.24)%         2.50%
  2001 (1)                             9.73         (17.92)         5,329           1.90          (1.04)          2.17
  2000 (2)                            13.29          36.17          4,347           1.92          (1.02)          2.21
Class S
  2002                         $       7.90         (19.72)% $         32           1.23%         (0.72)%         1.75%
  2001 (1) (3)                         9.84           8.61             --             --             --             --
Class Y
  2002                         $       8.00         (19.44)% $     12,421           0.98%         (0.24)%         1.50%
  2001 (1)                             9.93         (17.15)        17,141           0.90          (0.04)          1.17
  2000                                13.42          62.10         19,175           0.92          (0.02)          1.21
  1999                                 8.28           6.59         12,192           0.90           0.38           1.05
  1998                                 7.84         (25.10)        21,977           0.90           0.27           0.95
----------------------------------------------------------------------------------------------------------------------
REAL ESTATE SECURITIES FUND
Class A
  2002 (1)                     $      13.68          10.07%  $     15,422           1.23%          5.06%          1.32%
  2001 (1)                            13.12           8.69          2,421           1.04           5.89           1.25
  2000                                12.71          26.68          2,035           1.05           6.59           1.24
  1999                                10.78          (5.89)         1,518           1.05           5.52           1.18
  1998                                12.17         (12.42)         2,027           1.05           4.71           1.18
Class B
  2002 (1)                     $      13.55           9.21%  $      2,577           1.98%          4.27%          2.07%
  2001 (1)                            13.02           7.93          1,724           1.79           5.13           2.00
  2000                                12.61          25.81          1,874           1.80           5.79           1.99
  1999                                10.69          (6.68)         2,192           1.80           4.75           1.93
  1998                                12.08         (13.04)         3,026           1.80           3.98           1.93
Class C
  2002 (1)                     $      13.62           9.27%  $        986           1.98%          4.43%          2.07%
  2001 (1)                            13.08           7.93            341           1.79           5.27           2.00
  2000 (2)                            12.68          25.56            164           1.80           5.79           1.99
Class S
  2002 (1)                     $      13.69          10.13%  $      1,224           1.23%          5.00%          1.32%
  2001 (1) (3)                        13.12           4.87            320           0.56          43.93           1.01
Class Y
  2002 (1)                     $      13.73          10.40%  $    120,091           0.98%          5.27%          1.07%
  2001 (1)                            13.15           9.01         96,263           0.80           6.50           1.01
  2000                                12.73          26.95         56,347           0.80           6.79           0.99
  1999                                10.80          (5.64)        51,181           0.80           5.78           0.93
  1998                                12.19         (12.18)        58,275           0.80           5.06           0.93
----------------------------------------------------------------------------------------------------------------------

                                 RATIO OF NET
                                   INVESTMENT
                                INCOME (LOSS)
                               TO AVERAGE NET      PORTFOLIO
                            ASSETS (EXCLUDING       TURNOVER
                                     WAIVERS)           RATE
------------------------------------------------------------
HEALTH SCIENCES FUND
Class A
  2002                                  (1.02)%           98%
  2001 (1)                              (0.55)           103
  2000                                  (0.56)           104
  1999                                  (0.03)            53
  1998                                  (0.01)            45
Class B
  2002                                  (1.77)%           98%
  2001 (1)                              (1.31)           103
  2000                                  (1.31)           104
  1999                                  (0.77)            53
  1998                                  (0.78)            45
Class C
  2002                                  (1.76)%           98%
  2001 (1)                              (1.31)           103
  2000 (2)                              (1.31)           104
Class S
  2002                                  (1.24)%           98%
  2001 (1) (3)                             --            103
Class Y
  2002                                  (0.76)%           98%
  2001 (1)                              (0.31)           103
  2000                                  (0.31)           104
  1999                                   0.23             53
  1998                                   0.22             45
------------------------------------------------------------
REAL ESTATE SECURITIES FUND
Class A
  2002 (1)                               4.97%            99%
  2001 (1)                               5.68             85
  2000                                   6.40             45
  1999                                   5.39             21
  1998                                   4.58             36
Class B
  2002 (1)                               4.18%            99%
  2001 (1)                               4.92             85
  2000                                   5.60             45
  1999                                   4.62             21
  1998                                   3.85             36
Class C
  2002 (1)                               4.34%            99%
  2001 (1)                               5.06             85
  2000 (2)                               5.60             45
Class S
  2002 (1)                               4.91%            99%
  2001 (1) (3)                          43.48             85
Class Y
  2002 (1)                               5.18%            99%
  2001 (1)                               6.29             85
  2000                                   6.60             45
  1999                                   5.65             21
  1998                                   4.93             36
------------------------------------------------------------

 (1) Per share data calculated using average shares outstanding method.

 (2) Commenced operations on February 1, 2000. All ratios for the period have been annualized, except total return and portfolio turnover.

 (3) Class of shares has been offered since September 24, 2001. All ratios for the period have been annualized, except total return and portfolio turnover.

 (4) Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

The accompanying notes are an integral part of the financial statements.


                                                        REALIZED AND
                             NET ASSET                    UNREALIZED                     NET ASSET
                                 VALUE            NET       GAINS OR  DISTRIBUTIONS          VALUE
                             BEGINNING     INVESTMENT    (LOSSES) ON           FROM         END OF
                             OF PERIOD  INCOME (LOSS)    INVESTMENTS  CAPITAL GAINS         PERIOD
--------------------------------------------------------------------------------------------------
TECHNOLOGY FUND
Class A
  2002 (1)                $       6.36   $      (0.07)  $      (2.00)  $         --   $       4.29
  2001 (1)                       47.68          (0.15)        (33.55)         (7.62)          6.36
  2000                           34.22          (0.35)         24.87         (11.06)         47.68
  1999                           15.60          (0.18)         19.55          (0.75)         34.22
  1998                           20.20          (0.13)         (3.26)         (1.21)         15.60
Class B
  2002 (1)                $       5.77   $      (0.11)  $      (1.80)  $         --   $       3.86
  2001 (1)                       44.40          (0.26)        (30.75)         (7.62)          5.77
  2000                           32.59          (0.35)         23.22         (11.06)         44.40
  1999                           14.99          (0.34)         18.69          (0.75)         32.59
  1998                           19.58          (0.24)         (3.14)         (1.21)         14.99
Class C
  2002 (1)                $       6.28   $      (0.12)  $      (1.96)  $         --   $       4.20
  2001 (1)                       47.49          (0.26)        (33.33)         (7.62)          6.28
  2000 (2)                       50.30          (0.35)         (2.46)            --          47.49
Class S
  2002 (1)                $       6.36   $      (0.04)  $      (2.03)  $         --   $       4.29
  2001 (1) (3)                    6.95             --          (0.59)            --           6.36
Class Y
  2002 (1)                $       6.53   $      (0.05)  $      (2.06)  $         --   $       4.42
  2001 (1)                       48.60          (0.11)        (34.34)         (7.62)          6.53
  2000                           34.64          (0.34)         25.36         (11.06)         48.60
  1999                           15.73          (0.13)         19.79          (0.75)         34.64
  1998                           20.29          (0.08)         (3.27)         (1.21)         15.73
--------------------------------------------------------------------------------------------------

                                       48

                                                                                          RATIO OF      RATIO OF NET
                                                                       RATIO OF NET    EXPENSES TO        INVESTMENT
                                                            RATIO OF     INVESTMENT        AVERAGE            (LOSS)
                                           NET ASSETS    EXPENSES TO  INCOME (LOSS)     NET ASSETS    TO AVERAGE NET    PORTFOLIO
                                 TOTAL         END OF        AVERAGE     TO AVERAGE     (EXCLUDING ASSETS (EXCLUDING     TURNOVER
                            RETURN (4)   PERIOD (000)     NET ASSETS     NET ASSETS       WAIVERS)          WAIVERS)         RATE
---------------------------------------------------------------------------------------------------------------------------------
TECHNOLOGY FUND
Class A
  2002 (1)                      (32.55)% $     18,267           1.23%         (0.89)%         1.70%            (1.36)%        288%
  2001 (1)                      (83.30)        29,084           1.15          (0.88)          1.22             (0.95)         269
  2000                           80.11        155,533           1.15          (0.93)          1.15             (0.93)         195
  1999                          128.71         21,491           1.15          (0.80)          1.16             (0.81)         184
  1998                          (16.69)         7,703           1.15          (0.60)          1.15             (0.60)         124
Class B
  2002 (1)                      (33.10)% $     11,190           1.98%         (1.64)%         2.45%            (2.11)%        288%
  2001 (1)                      (83.42)        15,974           1.90          (1.63)          1.97             (1.70)         269
  2000                           78.77         97,003           1.90          (1.68)          1.90             (1.68)         195
  1999                          127.09         20,866           1.90          (1.56)          1.91             (1.57)         184
  1998                          (17.21)         7,499           1.90          (1.38)          1.90             (1.38)         124
Class C
  2002 (1)                      (33.12)% $      5,064           1.98%         (1.64)%         2.45%            (2.11)%        288%
  2001 (1)                      (83.43)         9,010           1.90          (1.63)          1.98             (1.71)         269
  2000 (2)                       (5.59)        33,605           1.90          (1.67)          1.88             (1.65)         195
Class S
  2002 (1)                      (32.55)% $      1,847           1.23%         (0.79)%         1.70%            (1.26)%        288%
  2001 (1) (3)                   (8.49)            --             --             --             --                --          269
Class Y
  2002 (1)                      (32.31)% $     44,134           0.98%         (0.64)%         1.45%            (1.11)%        288%
  2001 (1)                      (83.26)        59,653           0.90          (0.62)          0.96             (0.67)         269
  2000                           80.71        436,938           0.90          (0.67)          0.90             (0.67)         195
  1999                          129.52        214,620           0.90          (0.53)          0.91             (0.54)         184
  1998                          (16.41)       100,985           0.90          (0.38)          0.90             (0.38)         124
---------------------------------------------------------------------------------------------------------------------------------

 (1) Per share data calculated using average shares outstanding method.

 (2) Commenced operations on February 1, 2000. All ratios for the period have been annualized, except total return and portfolio turnover.

 (3) Class of shares has been offered since September 24, 2001. All ratios for the period have been annualized, except total return and portfolio turnover.

 (4) Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

The accompanying notes are an integral part of the financial statements.

SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2002

EMERGING MARKETS FUND

DESCRIPTION                                      SHARES    VALUE (000)
----------------------------------------------------------------------
FOREIGN COMMON STOCKS - 94.3%
BRAZIL - 1.5%
Aracruz Celulose, ADR*                           49,600   $        727
                                                          ------------
CHINA - 15.0%
Beijing Datang Power Generation*              1,278,000            479
BYD*                                             90,000            183
China Eastern Airlines                        1,138,000            133
China Merchants                                 471,000            332
China Southern Airlines                       1,524,000            379
CNOOC                                         1,414,000          1,976
Cofco International                             932,000            242
Cosco Pacific                                 1,456,000          1,018
Denway Motors                                 1,278,000            401
Huaneng Power International                   1,836,000          1,436
Wah Sang Gas Holdings                         2,222,000            296
Zhejiang Expressway*                          1,416,000            472
                                                          ------------
                                                                 7,347
                                                          ------------
CROATIA - 1.3%
Pliva, GDR*                                      51,700            634
                                                          ------------
CZECH REPUBLIC - 3.1%
Cesky Telecom*                                   24,500            192
Komercni Banka                                   23,600          1,336
                                                          ------------
                                                                 1,528
                                                          ------------
HUNGARY - 3.9%
EGIS                                                797             34
OTP Bank                                        225,100          1,846
                                                          ------------
                                                                 1,880
                                                          ------------
INDIA - 2.1%
Ranbaxy Laboratories, GDR                        53,500          1,014
                                                          ------------
INDONESIA - 2.5%
PT Astra International*                       1,174,500            349
PT Indofood Sukses Makmur                     3,339,000            278
PT Telekomunikasi Industries                  1,409,500            584
                                                          ------------
                                                                 1,211
                                                          ------------
ISRAEL - 2.2%
Teva Pharmaceutical                              16,000          1,072
                                                          ------------
MALAYSIA - 4.9%
AMMB Holdings                                   309,000            330
Genting                                         185,600            635
Hong Leong Bank                                 339,000            435
Malayan Banking                                  67,000            141
Public Bank                                     197,000            133
Resorts World                                   299,000            708
                                                          ------------
                                                                 2,382
                                                          ------------
MEXICO - 3.0%
Cemex*                                           81,600            340
Grupo Modelo                                     22,000             55
Wal-Mart De Mexico, Cl U                        448,800          1,086
                                                          ------------
                                                                 1,481
                                                          ------------
RUSSIAN FEDERATION - 13.4%
Lukoil Holding, ADR                              34,600          2,105
Sibneft, ADR*                                    30,100            581
Surgutneftegaz, ADR*                             39,300   $        648
Vimpel Communications, ADR*                      45,200          1,071
Wimm-Bill-Dann Foods, ADR*                       13,700            234
Yukos, ADR                                       13,900          1,871
                                                          ------------
                                                                 6,510
                                                          ------------
SINGAPORE - 0.7%
Venture Manufacturing                            61,000            364
                                                          ------------
SOUTH AFRICA - 5.1%
AngloGold*                                        8,400            454
Gold Fields                                      37,800            488
SABMiller                                        98,000            653
Sasol                                            79,800            900
                                                          ------------
                                                                 2,495
                                                          ------------
SOUTH KOREA - 19.2%
Hanaro Telecom*                                  39,100            108
Hite Brewery                                     12,500            601
Hyundai Motor                                    37,000            841
Kookmin Bank                                     40,341          1,470
LG Electronics Investment*                       29,950            814
Pacific                                           6,380            613
POSCO                                            13,700          1,188
S1                                                9,400            152
Samsung Electronics                               7,700          1,872
Samsung Fire & Marine Insurance                  21,560          1,254
Shinsegae                                         3,200            482
                                                          ------------
                                                                 9,395
                                                          ------------
TAIWAN - 7.3%
Benq                                            136,480            172
Chinatrust Financial*                         2,160,000          1,514
EVA Airways*                                  1,943,000            687
Formosa Plastic                                 180,000            172
Nan Ya Plastic                                  857,170            662
Taishin Financial*                              874,000            350
                                                          ------------
                                                                 3,557
                                                          ------------
THAILAND - 9.1%
Bangkok Bank*                                 1,244,500          1,525
Kiatnakin Finance                               371,000            268
Land & Houses*                                  265,000            404
National Finance*                             1,217,000            397
PTT                                             226,000            214
Siam Cement                                      23,000            451
Siam Commercial Bank*                           804,000            431
Thai Farmers Bank*                            1,320,000            778
                                                          ------------
                                                                 4,468
                                                          ------------
TOTAL FOREIGN COMMON STOCKS                                     46,065
                                                          ------------
SHORT TERM INVESTMENT - 5.5%
Deutsche Liquid Assets Fund                   2,707,775          2,708
                                                          ------------
TOTAL SHORT TERM INVESTMENT                                      2,708
                                                          ------------
TOTAL INVESTMENTS - 99.8%
   (Cost $50,515)                                               48,773
                                                          ------------
OTHER ASSETS AND LIABILITIES, NET - 0.2%                            73
                                                          ------------
TOTAL NET ASSETS - 100.0%                                 $     48,846
                                                          ------------

* Non-income producing security

ADR - American Depositary Receipt

Cl - Class

GDR - Global Depositary Receipt

The accompanying notes are an integral part of the financial statements.

DESCRIPTION

At September 30, 2002, sector diversification of the Fund was as follows:

                                               % OF
                                             NET ASSETS   VALUE (000)
                                             ----------   ------------
FOREIGN COMMON STOCK
Banking                                            20.3%  $      9,959
Energy                                             17.0          8,296
Materials                                           9.2          4,482
Transportation                                      5.5          2,688
Technology Hardware & Equipment                     4.9          2,408
Utilities                                           4.5          2,211
Food, Beverages & Tobacco                           4.2          2,063
Telecommunication Services                          4.0          1,955
Pharmaceuticals & Biotechnology                     3.6          1,740
Automobiles                                         3.3          1,591
Retailing                                           3.2          1,568
Hotels, Restaurants & Leisure                       2.7          1,343
Insurance                                           2.6          1,254
Consumer Durables & Apparel                         2.5          1,218
Health Care Equipment & Services                    2.1          1,014
Diversified Financials                              2.0            995
Household & Personal Products                       1.3            613
Capital Goods                                       1.1            515
Commercial Services & Supplies                      0.3            152
                                             ----------   ------------
TOTAL FOREIGN COMMON STOCKS                        94.3         46,065
TOTAL SHORT-TERM INVESTMENTS                        5.5          2,708
                                             ----------   ------------
TOTAL INVESTMENTS                                  99.8         48,773
OTHER ASSETS AND LIABILITIES, NET                   0.2             73
                                             ----------   ------------
NET ASSETS                                        100.0%  $     48,846
                                             ==========   ============

INTERNATIONAL FUND

DESCRIPTION                                      SHARES    VALUE (000)
----------------------------------------------------------------------
FOREIGN COMMON STOCKS - 96.5%
AUSTRALIA - 2.6%
Aristocrat Leisure                            2,487,800   $      6,530
Macquarie Bank                                  346,800          4,176
Wesfarmers                                      336,400          4,945
                                                          ------------
                                                                15,651
                                                          ------------
CHINA - 1.5%
CNOOC                                         6,377,500          8,913
                                                          ------------
FINLAND - 1.4%
Nokia Oyj                                       659,600          8,768
                                                          ------------
FRANCE - 14.6%
Atos Origin*                                    129,100          3,228
Aventis*                                        171,090          8,962
BNP Paribas*                                    241,500          7,872
Compagnie de Saint-Gobain                       281,200          6,209
Groupe Danone                                    68,150          8,217
Lafarge*                                        131,400         10,493
Sanofi-Synthelabo*                              114,657          6,465
Schneider Electric*                             140,800          6,245
Thomson Multimedia*                             361,800          5,700
TotalFinaElf, Cl B                              122,350         16,107
Vinci                                           150,200          9,100
                                                          ------------
                                                                88,598
                                                          ------------
GERMANY - 1.0%
Deutsche Boerse AG*                             183,200          5,993
                                                          ------------
GREAT BRITAIN - 20.1%
Amvescap*                                     1,222,000          5,785
Aviva                                           881,000          4,954
BAE Systems                                   1,562,000          4,717
BP                                            2,104,000         14,064
Compass Group                                 1,300,200          5,419
Dixons Group*                                 4,053,000         10,996
Electrocomponents                             1,034,444          4,100
EMI Group                                     1,618,000          4,326
Lloyds TSB Group*                             1,093,400          8,074
Next*                                           435,264          6,360
Reckitt Benckiser*                              512,830          9,679
Royal Bank of Scotland*                         510,400          9,633
Scottish & Southern Energy                      750,400          8,085
Standard Chartered                              600,000          6,181
Tesco*                                        2,898,490          9,380
Vodafone Group                                8,513,250         10,913
                                                          ------------
                                                               122,666
                                                          ------------
HONG KONG - 3.1%
Hang Seng Bank*                                 692,800          7,261
Hutchison Whampoa                             1,056,500          6,096
Peregrine Investment Holdings* (A)              142,000             --
Sun Hung Kai Properties                         928,000          5,449
                                                          ------------
                                                                18,806
                                                          ------------
IRELAND - 2.3%
CRH                                             534,960          5,964
Irish Life & Permanent                          698,300          7,937
                                                          ------------
                                                                13,901
                                                          ------------
ITALY - 7.5%
Assicurazioni Generali*                         447,600   $      6,565
Autogrill*                                      828,400          6,542
Banco Popolare di Verona                        803,000          9,166
ENI*                                          1,188,800         16,308
IntesaBci                                     4,118,000          6,919
                                                          ------------
                                                                45,500
                                                          ------------
JAPAN - 26.9%
Avex                                            201,700          2,720
Brother Industries                              783,000          5,544
Canon*                                          163,000          5,329
Fanuc*                                           81,300          3,633
Fast Retailing                                  154,200          3,977
Fuji Television Network                             747          3,283
Honda Motor                                     142,800          5,783
Ito-Yokado*                                     103,000          4,044
Kanematsu*                                    3,342,000          4,310
Keyence                                          41,700          7,001
Mitsubishi                                      619,000          4,159
Murata Manufacturing                             40,600          2,068
NGK Insulators                                  671,000          4,520
Nidec                                            66,500          3,412
Nikon*                                          368,000          2,808
Nintendo*                                        45,300          5,277
Nippon Mitsubishi Oil*                              925              4
Nippon Telegraph & Telephone                        588          1,956
Nissan Motor*                                   803,000          5,963
Nitto Denko                                     215,500          5,470
Nomura Holdings*                                367,000          4,823
NTT Mobile Communications*                        2,290          3,913
Olympus Optical*                                364,000          5,331
Rohm                                             52,700          6,186
Sankyo                                          232,600          6,420
Seven-Eleven Japan*                             132,000          4,467
Shiseido                                        436,000          5,204
Sony*                                           124,900          5,243
Sumitomo Chemical                             1,770,000          6,790
Sumitomo Metal Mining*                          800,000          3,299
Sumitomo Trust and Banking*                   1,682,000          8,829
Takeda Chemical Industries*                     128,800          5,195
Tohoku Pioneer                                   47,300            627
Tokyo Electron*                                 100,000          3,828
Tokyo Gas*                                    1,721,000          5,033
Toys "R" Us-Japan                               211,700          3,374
UMC Japan*                                          956            927
Yamada Denki                                     85,500          2,184
                                                          ------------
                                                               162,934
                                                          ------------
MALAYSIA - 0.0%
Siverstone* (A)                                   3,325             --
                                                          ------------
MEXICO - 0.7%
Grupo Televisa*                                 174,900          4,458
                                                          ------------
NETHERLANDS - 3.1%
Elsevier                                        423,200          5,057
Jomed*                                          111,330          1,141
Koninklijke KPN*                              1,233,000          6,398
Royal Dutch Petroleum                           148,600          6,000
                                                          ------------
                                                                18,596
                                                          ------------

The accompanying notes are an integral part of the financial statements.

                                       52

DESCRIPTION                                      SHARES    VALUE (000)
----------------------------------------------------------------------
SINGAPORE - 2.5%
DBS Group Holdings                              873,000   $      5,501
Singapore Airlines*                             954,000          5,153
Singapore Press Holdings                        433,000          4,629
                                                          ------------
                                                                15,283
                                                          ------------
SOUTH KOREA - 1.4%
Samsung Electronics                              69,500          8,218
                                                          ------------
SPAIN - 3.1%
Altadis*                                        389,200          8,693
Amadeus Global Travel*                        1,121,600          4,700
NH Hoteles*                                     632,600          5,564
                                                          ------------
                                                                18,957
                                                          ------------
SWEDEN - 2.2%
Skandinaviska Enskilda*                       1,557,000         13,265
                                                          ------------
SWITZERLAND - 2.5%
Adecco                                          238,300          8,064
Credit Suisse*                                  385,100          7,555
                                                          ------------
                                                                15,619
                                                          ------------
TOTAL FOREIGN COMMON STOCKS                                    586,126
                                                          ------------
INVESTMENT COMPANY - 3.1%
Deutsche Liquid Assets Fund                  18,551,437         18,551
                                                          ------------
TOTAL INVESTMENT COMPANY                                        18,551
                                                          ------------
TOTAL INVESTMENTS - 99.6%
   (Cost $757,008)                                             604,677
                                                          ------------
OTHER ASSETS AND LIABILITIES, NET - 0.4%                         2,353
                                                          ------------
TOTAL NET ASSETS - 100.0%                                 $    607,030
                                                          ------------

* Non-income producing security

(A) Security is valued at fair value under guidelines established and approved by the board of directors. Total fair valued securities had a value of $0, which represents 0.0% of total net assets at September 30, 2002. (Note 2)

AG - Aktienjesellschaft (German Stock Co.)

Cl - Class

DESCRIPTION

At September 30, 2002, sector diversification of the Fund was as follows:

                                               % OF
                                             NET ASSETS   VALUE (000)
                                             ----------   ------------
FOREIGN COMMON STOCK
Banks                                              13.4%  $     81,427
Energy                                             10.0         61,396
Capital Goods                                       9.6         58,034
Technology Hardware & Equipment                     9.0         54,716
Materials                                           5.3         32,016
Retailing                                           5.1         30,935
Hotels Restaurants & Leisure                        5.0         30,475
Diversified Financials                              4.9         29,606
Media                                               4.0         24,473
Telecommunication Services                          3.8         23,180
Pharmaceuticals & Biotechnology                     3.4         20,622
Insurance                                           3.2         19,456
Food Beverage & Tobacco                             2.8         16,910
Consumer Durables & Apparel                         2.7         16,220
Household & Personal Products                       2.5         14,883
Food & Drug Retailing                               2.3         13,847
Utilities                                           2.2         13,118
Commercial Services & Supplies                      2.1         12,764
Automobiles & Components                            1.9         11,746
Health Care Equipment & Services                    1.1          6,472
Real Estate                                         0.9          5,449
Transportation                                      0.8          5,153
Software & Services                                 0.5          3,228
                                             ----------   ------------
TOTAL FOREIGN COMMON STOCKS                        96.5        586,126
TOTAL INVESTMENT COMPANY                            3.1         18,551
                                             ----------   ------------
TOTAL INVESTMENTS                                  99.6        604,677
OTHER ASSETS AND LIABILITIES, NET                   0.4          2,353
                                             ----------   ------------
NET ASSETS                                        100.0%  $    607,030
                                             ==========   ============

STATEMENTS OF ASSETS AND LIABILITIES SEPTEMBER 30, 2002, IN THOUSANDS, EXCEPT PER SHARE DATA

                                                                                       EMERGING  INTERNATIONAL
                                                                                   MARKETS FUND           FUND
--------------------------------------------------------------------------------------------------------------
ASSETS:
Investments in securities, at value*                                               $     48,773   $    604,677
Cash denominated in foreign currencies, at value**                                          453          1,751
Dividends and interest receivable                                                            60          2,447
Receivable for securities sold                                                              261            243
Capital shares sold                                                                           2            469
Other receivables                                                                            --             78
Prepaid expenses and other assets                                                            15             30
--------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                             49,564        609,695
==============================================================================================================
LIABILITIES:
Payable for securities purchased                                                            492            213
Capital shares redeemed                                                                      12          1,115
Payable for advisory, co-administration, and custodian fees                                   1            544
Distribution and shareholder servicing fees                                                   1             15
Bank overdraft                                                                              212            773
Accrued expenses and other liabilities                                                       --              5
--------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                                           718          2,665
==============================================================================================================
NET ASSETS                                                                         $     48,846   $    607,030
==============================================================================================================
COMPOSITION OF NET ASSETS:
Portfolio capital                                                                  $     59,823   $  1,027,930
Undistributed net investment income (loss)                                                    1             (5)
Accumulated net realized loss                                                            (9,231)      (268,575)
Net unrealized depreciation of investments                                               (1,742)      (152,331)
Net unrealized appreciation or depreciation of foreign currency, and
 translation of other assets and liabilities in foreign currency                             (5)            11
--------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                         $     48,846   $    607,030
==============================================================================================================
  *Investments in securities, at cost                                              $     50,515   $    757,008
 **Cash denominated in foreign currencies, at cost                                          458          1,740

CLASS A:
Net assets                                                                         $      2,487   $     37,232
Shares issued and outstanding ($0.0001 par value -- 2 billion authorized)                   400          5,081
Net asset value and redemption price per share                                     $       6.22   $       7.33
Maximum offering price per share (A)                                               $       6.58   $       7.76

CLASS B:
Net assets                                                                         $        252   $      7,459
Shares issued and outstanding ($0.0001 par value -- 2 billion authorized)                    42          1,088
Net asset value and offering price per share (C)                                   $       6.02   $       6.85

CLASS C:
Net assets                                                                         $         90   $     11,027
Shares issued and outstanding ($0.0001 par value -- 2 billion authorized)                    15          1,555
Net asset value per share (C)                                                      $       6.10   $       7.09
Maximum offering price per share (B)                                               $       6.16   $       7.16

CLASS S:
Net assets                                                                         $         11   $     10,817
Shares issued and outstanding ($0.0001 par value -- 2 billion authorized)                     2          1,479
Net asset value, offering price, and redemption price per share                    $       6.19   $       7.31

CLASS Y:
Net assets                                                                         $     46,006   $    540,495
Shares issued and outstanding ($0.0001 par value -- 2 billion authorized)                 7,347         73,052
Net asset value, offering price, and redemption price per share                    $       6.26   $       7.40
--------------------------------------------------------------------------------------------------------------

 (A) The offering price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 5.50%.

 (B) The offering price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 1.00%.

 (C) Class B and C have a contingent deferred sales charge. For a description of a possible redemption charge, see the notes to the financial statements.

The accompanying notes are an integral part of the financial statements.

STATEMENTS OF OPERATIONS FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2002, IN THOUSANDS

                                                                                       EMERGING  INTERNATIONAL
                                                                                   MARKETS FUND           FUND
--------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest                                                                           $         --   $        544
Dividends                                                                                   857         12,882
Less: Foreign taxes withheld                                                                (69)        (1,435)
Securities lending                                                                           --            914
Other income                                                                                 56             34
--------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                                     844         12,939
==============================================================================================================
EXPENSES:
Investment advisory fees                                                                    628          8,354
Co-administration fees and expenses (including per account transfer agency fees)            222          2,175
Custodian fees                                                                                8             75
Directors' fees                                                                               1              5
Registration fees                                                                            28             48
Professional fees                                                                             4             14
Printing                                                                                      3             40
Other                                                                                         5             24
Distribution and shareholder servicing fees - Class A                                         8            139
Distribution and shareholder servicing fees - Class B                                         2            101
Distribution and shareholder servicing fees - Class C                                         1            158
Shareholder servicing fees - Class S                                                         --             31
--------------------------------------------------------------------------------------------------------------
TOTAL EXPENSES                                                                              910         11,164
==============================================================================================================
Less: Waiver of expenses                                                                   (104)          (480)
--------------------------------------------------------------------------------------------------------------
TOTAL NET EXPENSES                                                                          806         10,684
==============================================================================================================
INVESTMENT INCOME - NET                                                                      38          2,255
==============================================================================================================
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY
TRANSACTIONS - NET:
Net realized loss on investments                                                         (1,566)      (111,725)
Net realized loss on foreign currency transactions                                         (166)          (704)
Net change in unrealized appreciation or depreciation of investments                      4,364        (21,835)
Net change in unrealized depreciation of foreign currency, and translation of
 other assets and liabilities denominated in foreign currency                               (13)          (145)
--------------------------------------------------------------------------------------------------------------
NET GAIN (LOSS) ON INVESTMENTS                                                            2,619       (134,409)
==============================================================================================================
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                    $      2,657   $   (132,154)
==============================================================================================================

The accompanying notes are an integral part of the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS IN THOUSANDS

                                                                                      EMERGING                        INTERNATIONAL
                                                                                  MARKETS FUND                                FUND
-----------------------------------------------------------------------------------------------------------------------------------
                                                                           10/1/01     10/1/00     10/1/01     11/1/00      12/1/99
                                                                                TO          TO          TO          TO           TO
                                                                           9/30/02     9/30/01     9/30/02     9/30/01     10/31/00
-----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Investment income (loss) - net                                           $      38   $     457   $   2,255   $     995    $      (7)
Net realized gain (loss) on investments                                     (1,566)     (6,981)   (111,725)    (22,013)      13,800
Net realized gain (loss) on foreign currency transactions                     (166)       (286)       (704)         31         (267)
Net change in unrealized appreciation or depreciation of investments         4,364     (13,117)    (21,835)     14,847      (22,320)
Net change in unrealized appreciation or depreciation of foreign currency, and translation of other assets and liabilities denominated
  in foreign currency                                                          (13)          1        (145)        183           (9)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations              2,657     (19,926)   (132,154)     (5,957)      (8,803)
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment income - net:
   Class A                                                                      --          --          --         (27)         (26)
   Class B                                                                      --          --          --          (4)          (4)
   Class S                                                                      --          --          --        (120)         (77)
   Class Y                                                                    (155)         --          --      (1,078)        (771)
Net realized gain on investments:
   Class A                                                                      --          --          --        (348)        (354)
   Class B                                                                      --          --          --         (77)         (72)
   Class S                                                                      --          --          --      (1,564)      (1,003)
   Class Y                                                                      --          --          --     (11,770)      (8,213)
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                           (155)         --          --     (14,988)     (10,520)
===================================================================================================================================
CAPITAL SHARE TRANSACTIONS (1):
Class A:
   Proceeds from sales                                                      12,269       6,895     159,656      24,557          474
   Reinvestment of distributions                                                --          --          --         342          346
   Payments for redemptions                                                (13,356)     (6,765)   (180,477)    (23,661)        (671)
   Shares issued in connection with the acquisition of Fund net assets          --          --          --      56,579           --
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from Class A transactions                 (1,087)        130     (20,821)     57,817          149
-----------------------------------------------------------------------------------------------------------------------------------
Class B:
   Proceeds from sales                                                         146         171         872         413          128
   Reinvestment of distributions                                                --          --          --          71           68
   Payments for redemptions                                                    (58)        (38)     (2,522)       (273)        (144)
   Shares issued in connection with the acquisition of Fund net assets          --          --          --       9,516           --
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from Class B transactions                     88         133      (1,650)      9,727           52
-----------------------------------------------------------------------------------------------------------------------------------
Class C:
   Proceeds from sales                                                         175         407       2,445          94           --
   Payments for redemptions                                                   (185)       (284)     (6,687)        (84)          --
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from Class C transactions                    (10)        123      (4,242)         10           --
-----------------------------------------------------------------------------------------------------------------------------------
Class S (2):
   Proceeds from sales                                                          14          --       8,680       5,638       16,446
   Reinvestment of distributions                                                --          --          --       1,627        1,080
   Payments for redemptions                                                     --          --      (4,768)     (8,436)     (10,109)
   Shares issued in connection with the acquisition of Fund net assets          --          --          --     457,512           --
-----------------------------------------------------------------------------------------------------------------------------------
Increase in net assets from Class S transactions                                14          --       3,912     456,341        7,417
-----------------------------------------------------------------------------------------------------------------------------------
Class Y (2):
   Proceeds from sales                                                      43,312      19,980     246,573     130,404       56,458
   Reinvestment of distributions                                                42          --          --       7,542        5,492
   Payments for redemptions                                                (39,804)    (16,853)   (249,505)   (105,059)     (16,025)
   Shares issued in connection with the acquisition of Fund net assets          --          --          --      86,055           --
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from Class Y transactions                  3,550       3,127      (2,932)    118,942       45,925
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions            2,555       3,513     (25,733)    642,837       53,543
-----------------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                      5,057     (16,413)   (157,887)    621,892       34,220
NET ASSETS AT BEGINNING OF FISCAL PERIOD                                    43,789      60,202     764,917     143,025      108,805
===================================================================================================================================
NET ASSETS AT END OF FISCAL PERIOD                                       $  48,846   $  43,789   $ 607,030   $ 764,917    $ 143,025
===================================================================================================================================
UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) AT END OF FISCAL PERIOD       $       1   $    (157)  $      (5)  $  (8,325)   $       5
===================================================================================================================================

 (1) See Note 4 in the notes to the financial statements for additional information.

 (2) On September 24, 2001 Class Y and Institutional Class of International Fund were redesignated as Class S and Class Y, respectively.

The accompanying notes are an integral part of the financial statements.

                 (This page has been left blank intentionally.)

FINANCIAL HIGHLIGHTS FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS ENDED SEPTEMBER 30, UNLESS OTHERWISE INDICATED.


                                                             REALIZED AND
                                  NET ASSET                    UNREALIZED      DIVIDENDS
                                      VALUE            NET       GAINS OR       FROM NET  DISTRIBUTIONS
                                  BEGINNING     INVESTMENT    (LOSSES) ON     INVESTMENT           FROM
                                  OF PERIOD  INCOME (LOSS)    INVESTMENTS         INCOME  CAPITAL GAINS
-------------------------------------------------------------------------------------------------------
EMERGING MARKETS FUND (1)
Class A
  2002 (2)                     $       5.87   $      (0.04)  $       0.39   $         --   $         --
  2001 (2)                             8.50           0.02          (2.65)            --             --
  2000 (2)                             6.77          (0.06)          1.79             --             --
  1999 (2)                             5.61          (0.04)          1.20             --             --
  1998                                10.96          (0.15)         (5.18)         (0.02)            --
Class B
  2002 (2)                     $       5.73   $      (0.09)  $       0.38   $         --   $         --
  2001 (2)                             8.37          (0.03)         (2.61)            --             --
  2000 (2)                             6.72          (0.11)          1.76             --             --
  1999 (2)                             5.60          (0.08)          1.20             --             --
  1998 (3)                             7.27             --          (1.67)            --             --
Class C (2)
  2002                         $       5.80   $      (0.09)  $       0.39   $         --   $         --
  2001                                 8.46             --          (2.66)            --             --
  2000 (4)                             9.96          (0.06)         (1.44)            --             --
Class S (2)
  2002                         $       5.87   $       0.01   $       0.33   $      (0.02)  $         --
  2001 (5)                             5.72             --           0.15             --             --
Class Y
  2002 (2)                     $       5.92   $      (0.02)  $       0.38   $      (0.02)  $         --
  2001 (2)                             8.55           0.06          (2.69)            --             --
  2000 (2)                             6.80          (0.04)          1.79             --             --
  1999 (2)                             5.62          (0.02)          1.20             --             --
  1998 (3)                             7.27           0.01          (1.66)            --             --
-------------------------------------------------------------------------------------------------------
INTERNATIONAL FUND (6)
Class A
  2002 (2)                     $       8.96   $         --   $      (1.63)  $         --   $         --
  2001 (2) (7)                        13.96           0.10          (3.63)         (0.10)         (1.37)
  2000 (2) (8)                        15.94          (0.03)         (0.42)         (0.10)         (1.43)
  1999                                12.42             --           4.26          (0.04)         (0.70)
  1998                                11.22           0.01           1.66          (0.07)         (0.40)
Class B
  2002 (2)                     $       8.45   $      (0.06)  $      (1.54)  $         --   $         --
  2001 (2) (7)                        13.28           0.01          (3.43)         (0.07)         (1.34)
  2000 (2) (8)                        15.27          (0.10)         (0.42)         (0.07)         (1.40)
  1999                                11.97          (0.09)          4.09          (0.01)         (0.69)
  1998                                10.87          (0.08)          1.60          (0.02)         (0.40)
Class C (2)
  2002                         $       8.75   $      (0.06)  $      (1.60)  $         --   $         --
  2001 (5)                             8.31           0.01           0.43             --             --
Class S
  2002 (2)                     $       8.96   $       0.01   $      (1.66)  $         --   $         --
  2001 (2) (7)                        13.97          (0.04)         (3.50)         (0.10)         (1.37)
  2000 (2) (8)                        15.95          (0.03)         (0.42)         (0.10)         (1.43)
  1999                                12.43          (0.01)          4.27          (0.04)         (0.70)
  1998                                11.23             --           1.67          (0.07)         (0.40)
Class Y
  2002 (2)                     $       9.03   $       0.03   $      (1.66)  $         --   $         --
  2001 (2) (7)                        14.03           0.07          (3.61)         (0.11)         (1.35)
  2000 (2) (8)                        15.97           0.01          (0.42)         (0.12)         (1.41)
  1999                                12.42           0.06           4.25          (0.06)         (0.70)
  1998                                11.21           0.04           1.67          (0.10)         (0.40)
-------------------------------------------------------------------------------------------------------

                                       58

                                                                                                              RATIO OF
                                                                                           RATIO OF NET    EXPENSES TO
                                  NET ASSET                                     RATIO OF     INVESTMENT        AVERAGE
                                      VALUE                    NET ASSETS    EXPENSES TO  INCOME (LOSS)     NET ASSETS
                                     END OF          TOTAL         END OF     AVERAGE TO        AVERAGE     (EXCLUDING
                                     PERIOD     RETURN (9)   PERIOD (000)     NET ASSETS     NET ASSETS       WAIVERS)
----------------------------------------------------------------------------------------------------------------------
EMERGING MARKETS FUND (1)
Class A
  2002 (2)                     $       6.22           5.96%  $      2,487           1.70%         (0.53)%         1.89%
  2001 (2)                             5.87         (30.94)         3,244           1.70           0.26           1.92
  2000 (2)                             8.50          25.55          4,338           1.70          (0.70)          1.89
  1999 (2)                             6.77          20.68          4,551           1.70          (0.54)          2.02
  1998                                 5.61         (48.91)         5,384           1.96          (1.09)          3.43
Class B
  2002 (2)                     $       6.02           5.06%  $        252           2.45%         (1.24)%         2.64%
  2001 (2)                             5.73         (31.54)           173           2.45          (0.37)          2.64
  2000 (2)                             8.37          24.55            107           2.45          (1.21)          2.66
  1999 (2)                             6.72          20.00             13           2.45          (1.19)          2.72
  1998 (3)                             5.60         (22.97)             1           2.46          (0.43)          4.30
Class C (2)
  2002                         $       6.10           5.17%  $         90           2.45%         (1.24)%         2.64%
  2001                                 5.80         (31.44)            90           2.45           0.02           2.70
  2000 (4)                             8.46         (15.06)             4           2.45          (0.99)          2.64
Class S (2)
  2002                         $       6.19           5.77%  $         11           1.70%          0.20%          1.89%
  2001 (5)                             5.87           2.62             --             --             --             --
Class Y
  2002 (2)                     $       6.26           6.10%  $     46,006           1.45%         (0.28)%         1.64%
  2001 (2)                             5.92         (30.84)        40,282           1.45           0.88           1.67
  2000 (2)                             8.55          25.74         55,753           1.45          (0.42)          1.64
  1999 (2)                             6.80          21.00         40,255           1.45          (0.35)          1.73
  1998 (3)                             5.62         (22.70)         7,444           1.46           0.83           3.30
----------------------------------------------------------------------------------------------------------------------
INTERNATIONAL FUND (6)
Class A
  2002 (2)                     $       7.33         (18.19)% $     37,232           1.60%          0.04%          1.66%
  2001 (2) (7)                         8.96         (28.00)        64,907           1.49           1.02           1.59
  2000 (2) (8)                        13.96          (3.59)         3,591           1.58          (0.26)          1.76
  1999                                15.94          36.62          3,939           1.56          (0.01)          1.75
  1998                                12.42          15.33          3,154           1.58           0.02           1.75
Class B
  2002 (2)                     $       6.85         (18.94)% $      7,459           2.35%         (0.68)%         2.41%
  2001 (2) (7)                         8.45         (28.57)        10,857           2.17           0.06           2.27
  2000 (2) (8)                        13.28          (4.22)           732           2.28          (0.96)          2.46
  1999                                15.27          35.65            781           2.26          (0.71)          2.45
  1998                                11.97          14.48            624           2.28          (0.70)          2.45
Class C (2)
  2002                         $       7.09         (18.97)% $     11,027           2.35%         (0.71)%         2.41%
  2001 (5)                             8.75           5.29         17,806           1.48           4.15           1.48
Class S
  2002 (2)                     $       7.31         (18.42)% $     10,817           1.60%          0.16%          1.66%
  2001 (2) (7)                         8.96         (28.03)         9,461           1.46          (0.33)          1.61
  2000 (2) (8)                        13.97          (3.59)        16,373           1.58          (0.26)          1.76
  1999                                15.95          36.61         11,307           1.56             --           1.75
  1998                                12.43          15.37          8,058           1.58           0.01           1.75
Class Y
  2002 (2)                     $       7.40         (18.05)% $    540,495           1.35%          0.36%          1.41%
  2001 (2) (7)                         9.03         (27.93)       661,886           1.23           0.67           1.36
  2000 (2) (8)                        14.03          (3.27)       122,329           1.28           0.04           1.76
  1999                                15.97          36.98         92,778           1.26           0.28           1.75
  1998                                12.42          15.73         60,647           1.28           0.34           1.75
----------------------------------------------------------------------------------------------------------------------

                                    RATIO OF NET
                                      INVESTMENT
                                   INCOME (LOSS)
                                  TO AVERAGE NET      PORTFOLIO
                               ASSETS (EXCLUDING       TURNOVER
                                        WAIVERS)           RATE
---------------------------------------------------------------
EMERGING MARKETS FUND (1)
Class A
  2002 (2)                                 (0.72)%          138%
  2001 (2)                                  0.04            132
  2000 (2)                                 (0.89)           149
  1999 (2)                                 (0.86)           138
  1998                                     (2.56)            48
Class B
  2002 (2)                                 (1.43)%          138%
  2001 (2)                                 (0.56)           132
  2000 (2)                                 (1.42)           149
  1999 (2)                                 (1.46)           138
  1998 (3)                                 (2.27)            48
Class C (2)
  2002                                     (1.43)%          138%
  2001                                     (0.23)           132
  2000 (4)                                 (1.18)           149
Class S (2)
  2002                                      0.01%           138%
  2001 (5)                                    --            132
Class Y
  2002 (2)                                 (0.47)%          138%
  2001 (2)                                  0.66            132
  2000 (2)                                 (0.61)           149
  1999 (2)                                 (0.63)           138
  1998 (3)                                 (1.01)            48
---------------------------------------------------------------
INTERNATIONAL FUND (6)
Class A
  2002 (2)                                 (0.02)%           72%
  2001 (2) (7)                              0.92             72
  2000 (2) (8)                             (0.44)            90
  1999                                     (0.20)            94
  1998                                     (0.15)            89
Class B
  2002 (2)                                 (0.74)%           72%
  2001 (2) (7)                             (0.04)            72
  2000 (2) (8)                             (1.14)            90
  1999                                     (0.90)            94
  1998                                     (0.87)            89
Class C (2)
  2002                                     (0.77)%           72%
  2001 (5)                                  4.15             72
Class S
  2002 (2)                                  0.10%            72%
  2001 (2) (7)                             (0.48)            72
  2000 (2) (8)                             (0.44)            90
  1999                                     (0.19)            94
  1998                                     (0.16)            89
Class Y
  2002 (2)                                  0.30%            72%
  2001 (2) (7)                              0.54             72
  2000 (2) (8)                             (0.44)            90
  1999                                     (0.21)            94
  1998                                     (0.13)            89
---------------------------------------------------------------

 (1) The financial highlights for Emerging Markets Fund as set forth herein include the historical financial highlights of the Piper Emerging Markets Growth Fund Class A shares. The assets of the Piper Emerging Markets Growth Fund were acquired by Emerging Markets Fund on August 7, 1998. In connection with such acquisition, Class A shares of the Piper Emerging Markets Growth Fund were exchanged for Class A shares of the Emerging Markets Fund. On August 7, 1998, the Fund's advisor changed from Piper Capital Management Incorporated to U.S. Bank National Association.

 (2) Per share data calculated using average shares outstanding method.

 (3) Class of shares has been offered since August 10, 1998. All ratios for the period have been annualized, except total return and portfolio turnover.

 (4) Commenced operations February 1, 2000. All ratios for the period have been annualized, except total return and portfolio turnover.

 (5) Class of shares has been offered since September 24, 2001. All ratios for the period have been annualized, except total return and portfolio turnover.

 (6) The financial highlights for the International Fund as set forth herein include the historical financial highlights of the Firstar International Growth Fund. The assets of the Firstar Fund were acquired by the First American International Fund on September 24, 2001. In connection with such acquisition, (i) Class A shares of the Firstar International Growth Fund were exchanged for Class A shares of the First American International Fund,
     (ii) Firstar Class B shares were exchanged for Class B shares of the First American Fund, (iii) Firstar Class Y shares were exchanged for Class S shares of the First American Fund, and (iv) Firstar Institutional Class shares were exchanged for Class Y shares of the First American Fund. Historical per share amounts have been adjusted to reflect the conversion ratios utilized for the merger of the International Fund and Firstar International Growth Fund. Firstar International Growth Fund is the accounting survivor.

 (7) Effective in 2001, the Fund's fiscal year end was changed from October 31 to September 30. All ratios for the period have been annualized, except total return and portfolio turnover.

 (8) Effective in 2000, the Fund's fiscal year end was changed from November 30 to October 31. All ratios for the period have been annualized, except total return and portfolio turnover.

 (9) Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

The accompanying notes are an integral part of the financial statements.

SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2002

MICRO CAP FUND

DESCRIPTION                                                   SHARES   VALUE (000)
----------------------------------------------------------------------------------
COMMON STOCKS - 89.8%
CONSUMER DISCRETIONARY - 20.4%
4Kids Entertainment* (A)                                     300,090   $     7,121
Alliance Atlantis Communications, Cl B*                      334,400         3,317
Champps Entertainment*                                       121,110           948
Electronics Boutique Holdings* (A)                           123,000         3,376
Gart Sports*                                                  84,400         1,593
Gymboree*                                                     27,180           443
JAKKS Pacific*                                               187,500         2,085
Kirkland's* (A)                                              100,600         1,720
Landry's Restaurants                                          71,800         1,622
Mothers Work* (A)                                            114,185         4,342
OshKosh B' Gosh                                              112,240         3,857
Playboy Enterprises*                                         118,900         1,137
Prime Hospitality*                                           288,860         2,369
Racing Champions* (A)                                        157,100         2,567
Regent Communication*                                        417,600         2,121
Saga Communications*                                         108,843         2,014
Spanish Broadcasting System*                                 631,030         4,133
The Wet Seal, Cl A*                                          251,650         2,516
Too *                                                         85,000         1,979
Tower Automotive*                                            187,700         1,258
Ultimate Electronics* (A)                                    190,200         2,425
                                                                       -----------
                                                                            52,943
                                                                       -----------
CONSUMER STAPLES - 0.3%
Pilgrim's Pride, Cl B                                         69,530           647
                                                                       -----------

ENERGY - 2.8%
Horizon Offshore*                                            538,330         2,267
Maverick Tube*                                               118,300         1,049
Quicksilver Resources*                                       116,500         2,097
St. Mary Land & Exploration                                   33,200           793
Ultra Petroleum*                                               7,125            59
Willbros Group*                                              103,300         1,072
                                                                       -----------
                                                                             7,337
                                                                       -----------
FINANCIALS - 6.2%
Alexandria Real Estate Equities (REIT)                        24,100         1,024
Bedford Property Investors (REIT)                             44,000         1,089
Euronet Services*                                            154,435           777
First Community Bancorp                                       30,500           883
First Republic Bank*                                          18,900           411
First State Bancorporation                                    56,995         1,405
Friedman, Billings, Ramsey Group*                            112,250         1,137
Local Financial*                                             230,270         3,180
Philadelphia Consolidated Holding*                            36,025         1,063
Scottish Annuity & Life Holdings                              88,200         1,504
Westwood Holdings Group (A)                                   23,436           334
Winston Hotels                                               220,300         1,595
Wintrust Financial (A)                                        58,600         1,679
                                                                       -----------
                                                                            16,081
                                                                       -----------
HEALTH CARE - 13.5%
AMERIGROUP*                                                   95,500         3,204
Array Biopharma*                                             520,500         4,055
BioMarin Pharmaceutical*                                     409,375         2,370
CIMA Labs*                                                   152,200         3,828
Cross Country*                                                99,200         1,389
D & K Healthcare Resources (A)                                49,000           439
Exact Sciences* (A)                                          122,475         1,637
First Horizon Pharmaceutical* (A)                            201,510   $     1,088
Harvard Bioscience*                                          333,200         1,010
ICON*                                                         36,870           789
Lifecore Biomedical*                                         437,987         2,715
MedCath* (A)                                                 192,200         2,172
Noven Pharmaceuticals*                                       111,865         1,369
POZEN*                                                       148,000           750
Select Medical* (A)                                          348,100         4,978
Telik*                                                       204,970         2,537
Third Wave Technologies*                                     500,350           675
                                                                       -----------
                                                                            35,005
                                                                       -----------
INDUSTRIALS - 10.6%
Actuant, Cl A*                                                24,000           886
American Science & Engineering* (A)                           98,700           944
Career Education* (A)                                         52,775         2,534
Corinthian Colleges*                                         102,800         3,880
DiamondCluster, Cl A*                                        119,125           388
EDO (A)                                                       59,600         1,336
Exult* (A)                                                   254,920           752
Headwaters*                                                   96,065         1,328
Herley Industries*                                            80,875         1,502
Knight Transportation*                                        81,800         1,268
Landstar*                                                     29,800         1,461
Mesa Air Group*                                              393,300         1,436
MTC Technologies*                                             45,865           993
P.A.M. Transportation Services*                               29,565           564
RailAmerica*                                                 260,342         1,887
Resources Connection*                                         17,320           250
Roadway                                                       21,300           781
University of Phoenix Online*                                 30,666           986
Wabash National*                                             212,690         1,151
Yellow* (A)                                                  109,220         3,223
                                                                       -----------
                                                                            27,550
                                                                       -----------
INFORMATION TECHNOLOGY - 30.3%
Aeroflex*                                                    580,150         2,924
Altiris*                                                     111,900         1,113
Applied Films*                                               746,255         8,164
Aspen Technology* (A)                                        181,300           544
Asyst Technologies* (A)                                       71,700           433
ATMI* (A)                                                    204,300         2,881
Caminus*                                                     192,200           342
ChipPAC, Cl A*                                               581,275         1,243
Concurrent Computer*                                         276,000           629
CoorsTek*                                                     48,000           720
Documentum*                                                   87,900         1,015
DoubleClick*                                                 432,170         2,221
Drexler Technology* (A)                                      121,900         1,772
Entegris*                                                    163,725         1,272
Genesis Microchip*                                           154,100         1,182
Genroco Warrants* (D)                                        103,794            --
Genus*                                                       774,388           937
Genus Warrants* (D)                                          116,158            --
Identix* (A)                                                 444,194         2,643
Inforte*                                                      99,930           512
Integrated Silicon Solution*                                 282,400           842
Interland* (A)                                             1,332,100         2,731
Lexar Media* (A)                                             431,925         1,145
Monolithic System Technology* (A)                            145,900         1,459

The accompanying notes are an integral part of the financial statements.

                                       60

DESCRIPTION                                                   SHARES   VALUE (000)
----------------------------------------------------------------------------------
Mykrolis*                                                    249,860   $     1,537
Oak Technology* (A)                                          686,630         2,183
OmniVision Technologies*                                     327,300         2,157
Overland Storage*                                            134,005         1,455
Photon Dynamics* (A)                                         314,990         5,868
Photronics* (A)                                              191,025         1,922
Planar Systems* (A)                                          180,100         2,871
Plumtree Software* (A)                                        67,700           176
Predictive Systems*                                        1,113,200           234
Secure Computing* (A)                                        307,400           984
Skyworks Solutions* (A)                                      962,600         4,361
Take-Two Interactive Software* (A)                           449,300        13,030
TALX                                                          84,970         1,119
THQ* (A)                                                     110,150         2,291
Tridium Warrant* (C) (D)                                      20,500            54
Tridium, Cl B (C) (D)                                        278,500         1,269
VideoPropulsion* (D)                                         809,856            --
Zoran* (A)                                                    27,400           301
                                                                       -----------
                                                                            78,536
                                                                       -----------
MATERIALS - 4.5%
Century Aluminum                                             239,010         1,663
Crown Cork & Seal* (A)                                       946,800         4,971
Georgia Gulf                                                  38,000           869
Pope & Talbot                                                 98,000         1,259
Silgan Holdings*                                              80,750         2,296
Southwall Technologies*                                      298,700           699
                                                                       -----------
                                                                            11,757
                                                                       -----------
TELECOMMUNICATION SERVICES - 1.2%
General Communication, Cl A*                                 374,235         1,407
Intrado* (A)                                                 177,700         1,717
                                                                       -----------
                                                                             3,124
                                                                       -----------
TOTAL COMMON STOCKS                                                        232,980
                                                                       -----------
REGISTERED INVESTMENT COMPANIES - 3.7%
Energy Select Sector SPDR Fund (A)                            65,400         1,384
iShares Dow Jones U.S. Energy Sector Index Fund               45,500         1,725
iShares Nasdaq Biotechnology Index Fund (A)                  109,400         5,060
Oil Service HOLDRs Trust (A)                                  29,500         1,476
                                                                       -----------
TOTAL REGISTERED INVESTMENT COMPANIES                                        9,645
                                                                       -----------
RELATED PARTY MONEY MARKET FUND - 7.1%
First American Prime Obligations Fund (B)                 18,345,782        18,346
                                                                       -----------
TOTAL RELATED PARTY MONEY MARKET FUND                                       18,346
                                                                       -----------
TOTAL INVESTMENTS - 100.6%
   (Cost $320,236)                                                         260,971
                                                                       -----------
OTHER ASSETS AND LIABILITIES, NET - (0.6)%                                  (1,632)
                                                                       -----------
TOTAL NET ASSETS - 100.0%                                              $   259,339
                                                                       -----------

* Non-income producing security

(A) This security or a portion of this security is out on loan at September 30, 2002. Total loaned securities had a market value of $70,671,442 at September 30, 2002. (Note 6)

(B) This money market fund is advised by U.S. Bancorp Asset Management, Inc., which also serves as advisor for this Fund. See also the notes to the financial statements.

(C) Private placement security considered illiquid under guidelines established by the board of directors. As of September 30, 2002, the market value of these investments is $1,323,734 or 0.5% of total net assets.

(D) Security is valued at fair value under guidelines established and approved by the board of directors. Total fair valued securities had a value of $1,323,734, which represents 0.5% of total net assets at September 30, 2002. (Note 2)

Cl - Class

REIT - Real Estate Investment Trust

SMALL CAP CORE FUND

DESCRIPTION                                                   SHARES   VALUE (000)
----------------------------------------------------------------------------------
COMMON STOCKS - 93.9%
CONSUMER DISCRETIONARY - 25.3%
4Kids Entertainment* (A)                                     331,760   $     7,873
Advanced Auto Parts* (A)                                     145,800         7,689
Alliance Atlantis Communications, Cl B*                      479,856         4,759
Beazer Homes USA* (A)                                         55,300         3,376
Cato, Cl A                                                    51,300           974
CBRL Group (A)                                               206,900         4,721
CSK Auto*                                                    247,800         3,092
Cumulus Media, Cl A*                                         103,300         1,823
Electronics Boutique Holdings* (A)                           203,291         5,580
Fairmont Hotels & Resorts                                    171,400         4,079
Finish Line, Cl A*                                           210,300         1,897
Gaylord Entertainment*                                       237,000         4,484
GTECH Holdings* (A)                                          106,168         2,635
Gymboree* (A)                                                 34,850           568
Hot Topic* (A)                                               263,087         4,743
Kirkland's*                                                  236,300         4,041
Lin TV, Cl A* (A)                                             88,200         2,183
Maytag                                                        91,200         2,114
Orient Express Hotels* (A)                                   271,202         3,707
O'Reilly Automotive* (A)                                     210,798         6,033
Panera Bread, Cl A* (A)                                      241,800         6,529
Pinnacle Entertainment*                                      130,900           956
Ruby Tuesday (A)                                             299,300         5,621
Scholastic*                                                  204,140         9,121
The Wet Seal, Cl A*                                          380,300         3,803
Toll Brothers* (A)                                           145,700         3,167
Too*                                                         168,500         3,923
Ultimate Electronics* (A)                                    209,640         2,673
ValueVision International*                                   186,500         2,193
                                                                       -----------
                                                                           114,357
                                                                       -----------
CONSUMER STAPLES - 2.2%
Performance Food Group* (A)                                  279,729         9,500
                                                                       -----------
ENERGY - 10.9%
Atwood Oceanics*                                              71,300         2,085
Cal Dive International* (A)                                  135,600         2,735
Frontier Oil                                                  57,400           712
Helmerich & Payne                                            143,350         4,907
Knightsbridge Tankers (A)                                     42,500           504
Lone Star Technologies*                                      710,200         8,416
National-Oilwell* (A)                                        316,496         6,134
Patterson-UTI Energy* (A)                                    247,900         6,324
Pioneer Natural Resources* (A)                               132,715         3,218
Pride International* (A)                                     303,700         3,948
Teekay Shipping (A)                                          130,900         3,731
Ultra Petroleum*                                             496,900         4,149
Varco International* (A)                                     152,100         2,573
                                                                       -----------
                                                                            49,436
                                                                       -----------
FINANCIALS - 6.5%
Arthur J. Gallagher                                          176,030         4,339
Cullen/Frost Bankers                                          97,280         3,322
East West Bancorp                                            216,715         7,316
Everest Re Group                                              40,200         2,205
Federal Agricultural Mortgage, Cl C* (A)                      36,900         1,089
Jefferies Group (A)                                          201,744         7,699
RenaissanceRe Holdings (A)                                    95,600         3,613
                                                                       -----------
                                                                            29,583
                                                                       -----------

                                       61

DESCRIPTION                                                   SHARES   VALUE (000)
----------------------------------------------------------------------------------
HEALTH CARE - 11.8%
Bio-Rad Laboratories, Cl A*                                    8,350   $       314
Celgene* (A)                                                 249,700         4,205
Cephalon* (A)                                                 87,940         3,590
Community Health Systems* (A)                                279,126         7,433
Covance* (A)                                                 226,200         4,427
Integra LifeSciences*                                        230,500         3,663
Medicis, Cl A* (A)                                            55,507         2,269
NPS Pharmaceuticals* (A)                                      52,100         1,072
Omnicare (A)                                                 210,400         4,444
Pharmaceutical Product Development* (A)                      163,500         3,162
Priority Healthcare, Cl B* (A)                               383,500         9,664
Province Healthcare*                                         116,200         1,993
Respironics*                                                  88,669         2,838
Transkaryotic Therapies* (A)                                  14,200           460
Triad Hospitals* (A)                                          32,900         1,249
Universal Health Services* (A)                                44,800         2,292
                                                                       -----------
                                                                            53,075
                                                                       -----------
INDUSTRIALS - 12.9%
AGCO* (A)                                                     83,600         1,939
Atlantic Coast Airline Holdings*                             438,351         4,055
Chicago Bridge & Iron                                        141,800         3,403
Coinstar*                                                    224,200         5,780
EDO (A)                                                       93,590         2,097
ExpressJet Holdings*                                         419,900         3,863
Global Payments                                               75,094         1,922
Imagistics International*                                    122,950         2,133
Knight Transportation*                                       284,800         4,415
Kroll* (A)                                                   119,000         2,360
Mesa Air Group*                                              237,200           866
Navistar International*                                      156,800         3,399
Nordson                                                      100,150         2,378
Pall (A)                                                     130,100         2,054
Roadway                                                       74,400         2,729
SkyWest                                                      175,600         2,300
Swift Transportation*                                         74,100         1,156
Triumph Group*                                               141,300         3,956
Waste Connections* (A)                                       130,300         4,533
Yellow* (A)                                                   93,700         2,765
                                                                       -----------
                                                                            58,103
                                                                       -----------
INFORMATION TECHNOLOGY - 21.5%
Aeroflex*                                                    362,254         1,826
Anaren Microwave* (A)                                        232,225         1,909
ATMI* (A)                                                    513,834         7,245
Cerner* (A)                                                   26,800           944
Cognex* (A)                                                  297,860         4,143
Cymer* (A)                                                   184,500         3,439
DoubleClick*                                                 329,600         1,694
Entegris*                                                    956,710         7,434
Exar*                                                        198,239         2,290
Fisher Scientific International* (A)                         166,087         5,041
Inforte* (A)                                                 455,475         2,332
Integrated Circuit Systems*                                  145,900         2,291
Integrated Device Technology* (A)                            533,600         5,571
IXYS* (A)                                                    339,493         1,708
Kronos*                                                      101,400         2,497
Mettler-Toledo International* (A)                            142,576         3,707
Mykrolis*                                                    802,671         4,937
Photon Dynamics* (A)                                         151,400   $     2,821
Photronics* (A)                                              314,060         3,159
Power Integrations* (A)                                      200,300         2,442
ProQuest* (A)                                                105,700         3,208
Skyworks Solutions*                                          879,200         3,983
Take-Two Interactive Software* (A)                           265,521         7,700
Tekelec (A)                                                  380,000         3,279
THQ* (A)                                                     336,266         6,994
TriZetto Group*                                              247,500         1,233
Varian Semiconductor Equipment Associates*                   109,100         1,794
Vastera*                                                     386,589           831
Zoran* (A)                                                    46,835           515
                                                                       -----------
                                                                            96,967
                                                                       -----------
MATERIALS - 1.8%
Bowater                                                       30,500         1,076
Georgia Gulf                                                  49,010         1,121
OM Group (A)                                                 141,900         6,073
                                                                       -----------
                                                                             8,270
                                                                       -----------
TELECOMMUNICATION SERVICES - 0.5%
General Communication, CI A*                                 637,640         2,397
                                                                       -----------

UTILITIES - 0.5%
Philadelphia Suburban (A)                                    120,400         2,444
                                                                       -----------
TOTAL COMMON STOCKS                                                        424,132
                                                                       -----------
RELATED PARTY MONEY MARKET FUND - 5.0%
First American Prime Obligations Fund (B)                 22,793,630        22,794
                                                                       -----------
TOTAL RELATED PARTY MONEY MARKET FUND                                       22,794
                                                                       -----------
TOTAL INVESTMENTS - 98.9%
   (Cost $500,857)                                                         446,926
                                                                       -----------
OTHER ASSETS AND LIABILITIES, NET - 1.1%                                     5,036
                                                                       -----------
TOTAL NET ASSETS - 100.0%                                              $   451,962
                                                                       -----------

* Non-income producing security

(A) This security or a portion of this security is out on loan at September 30, 2002. Total loaned securities had a market value of $161,316,480 at September 30, 2002. (Note 6)

(B) This money market fund is advised by U.S. Bancorp Asset Management, Inc., which also serves as advisor for this Fund. See also the notes to financial statements.

Cl - Class

The accompanying notes are an integral part of the financial statements.

SMALL CAP GROWTH FUND

DESCRIPTION                                                   SHARES   VALUE (000)
----------------------------------------------------------------------------------
CONSUMER DISCRETIONARY - 17.2%
4Kids Entertainment*                                          33,700   $       800
Action Performance*                                           14,350           369
ADVO*                                                         19,000           603
Aeropostale*                                                  25,650           395
Alliance Gaming*                                              76,100         1,176
Ameristar Casinos*                                            32,000           607
Boyd Gaming*                                                  80,250         1,498
California Pizza Kitchen* (A)                                 53,800         1,238
Christopher & Banks* (A)                                      16,650           418
Cost Plus*                                                    40,200         1,079
CSK Auto*                                                     91,850         1,146
Electronics Boutique Holdings* (A)                            36,500         1,002
Fred's, Cl A                                                  28,250           843
GameStop*                                                     53,500         1,094
Gymboree* (A)                                                 35,650           581
Hollywood Entertainment*                                      93,550         1,358
Hot Topic* (A)                                                50,450           910
Insight Enterprises*                                         122,800         1,246
Isle of Capri Casinos*                                        33,350           556
Kenneth Cole Productions*                                     49,150           998
Kirkland's*                                                   61,200         1,047
Landry's Restaurants                                          49,050         1,108
Lee Enterprises                                               15,800           519
Linens 'n Things*                                             29,900           549
Movie Gallery* (A)                                           117,000         1,756
Nautilus Group* (A)                                           41,550           810
O'Reilly Automotive*                                          24,650           705
P.F. Chang's China Bistro*                                    25,850           750
Pacific Sunwear of California* (A)                            45,300           922
Panera Bread, Cl A* (A)                                       31,600           853
Penn National Gaming*                                         59,300         1,120
Quicksilver*                                                  58,150         1,314
Racing Champions* (A)                                         35,600           582
RARE Hospitality International*                               34,400           806
SCP Pool* (A)                                                 32,150           881
Sharper Image*                                                36,100           690
Sonic*                                                        41,750           964
Spanish Broadcasting System*                                 130,950           858
Station Casinos* (A)                                          81,350         1,384
Superior Industries International                             26,500         1,248
Too*                                                          35,900           836
Tropical Sportswear International*                            52,350           679
Tupperware                                                    27,000           449
Ultimate Electronics*                                         50,200           640
Urban Outfitters*                                              3,100            75
Yankee Candle*                                                65,100         1,118
                                                                       -----------
                                                                            40,580
                                                                       -----------
CONSUMER STAPLES - 2.4%
American Italian Pasta, Cl A*                                 13,900           496
Delta & Pine Land                                             36,750           689
Interstate Bakeries                                           27,600           733
J.M. Smucker                                                  26,050           956
NBTY*                                                         83,100         1,079
United Natural Foods*                                         78,500         1,808
                                                                       -----------
                                                                             5,761
                                                                       -----------
ENERGY - 8.8%
Cal Dive International*                                       87,500   $     1,765
Chesapeake Energy (A)                                        235,250         1,553
Dril-Quip*                                                    48,600           819
Evergreen Resources* (A)                                      22,750           932
FMC Technologies*                                             46,150           773
Grey Wolf*                                                   559,700         2,015
Horizon Offshore*                                            319,300         1,344
Key Energy Services*                                         170,250         1,342
Lone Star Technologies*                                      100,200         1,187
Maverick Tube*                                               119,950         1,064
Offshore Logistics* (A)                                       64,750         1,163
Remington Oil & Gas*                                          61,000           860
Spinnaker Exploration*                                        49,250         1,413
Trico Marine Services*                                       421,950         1,072
Ultra Petroleum*                                             142,900         1,193
Universal Compression Holdings*                               90,050         1,459
Western Gas Resources (A)                                     27,750           867
                                                                       -----------
                                                                            20,821
                                                                       -----------
FINANCIALS - 17.6%
Alexandria Real Estate Equities (REIT)                        19,500           828
Arch Capital Group*                                           42,650         1,190
Boston Private Financial Holdings                             30,500           650
Brookline Bancorp                                             72,050           847
Camden Property Trust                                         16,900           560
Chateau Communities (REIT)                                    24,550           648
Chelsea Property Group (REIT)                                 32,500         1,097
Chittenden                                                    49,950         1,479
Commercial Federal                                            26,300           573
Community First Bankshares                                    43,650         1,217
Cullen/Frost Bankers                                          40,950         1,398
Dime Community Bancshares                                     32,400           694
East West Bancorp                                             70,550         2,382
Federal Realty Investment Trust (REIT)                        38,700         1,045
First BanCorp - Puerto Rico                                   25,550           974
First Community Bancorp                                       20,900           605
Health Care (REIT)                                            31,050           849
Hilb, Rogal & Hamilton                                        33,950         1,400
Hudson United Bancorp                                         27,650           735
Independence Community Bank                                   27,050           679
IndyMac Bancorp*                                              27,550           531
Jefferies Group (A)                                           12,050           460
Macerich (REIT)                                               38,150         1,182
Mills (REIT)                                                  37,300         1,106
NetBank*                                                      86,050           896
New Century Financial (A)                                     23,250           544
Ohio Casualty* (A)                                            66,300         1,079
Pacific Capital Bancorp                                       38,350         1,042
R&G Financial                                                 49,000         1,069
Shurgard Storage Centers (REIT)                               18,450           583
Sky Financial Group                                           32,600           649
SL Green Realty (REIT)                                        21,450           659
Southwest Bancorp of Texas* (A)                               16,750           610
Staten Island Bancorp                                         59,050         1,027
Sterling Bancshares                                          122,400         1,600
Texas Regional Bancshares, Cl A                               27,325           915
TrustCo Bank Corporation of New York                          54,950           581
UCBH Holdings                                                 29,100         1,143
United Bankshares (A)                                         42,150         1,223

                                       63

DESCRIPTION                                                   SHARES   VALUE (000)
----------------------------------------------------------------------------------
W. Holding                                                   109,200   $     1,780
Washington Real Estate Investment Trust                       40,900         1,038
Webster Financial                                             24,200           813
Wintrust Financial                                            38,400         1,100
                                                                       -----------
                                                                            41,480
                                                                       -----------
HEALTH CARE - 19.2%
Accredo Health* (A)                                           26,950         1,285
AMERIGROUP*                                                   32,200         1,080
American Pharmaceutical Partners*                             28,200           461
AmSurg, Cl A*                                                 38,150         1,151
Amylin Pharmaceuticals* (A)                                   65,400         1,087
Apria Healthcare Group*                                       50,850         1,198
Bio-Rad Laboratories, Cl A*                                   18,750           706
Biosite* (A)                                                  22,550           654
CIMA Labs*                                                    20,450           514
Cooper (A)                                                    14,300           751
Covance*                                                      52,550         1,028
CV Therapeutics*                                              38,300           801
Cyberonics*                                                   31,300           539
Diagnostic Products                                           20,150           927
DIANON Systems*                                               13,800           653
Enzon* (A)                                                    58,800         1,131
First Horizon Pharmaceutical*                                155,050           837
Hanger Orthopedic Group*                                      45,100           717
IDEXX Laboratories* (A)                                       43,450         1,345
INAMED*                                                       28,050           645
InterMune*                                                     7,550           248
Invacare                                                      22,450           769
K-V Pharmaceutical, Cl A*                                     56,400         1,066
MedCath* (A)                                                  62,100           702
Medical Staffing Network Holdings*                            40,300           611
Neurocrine Biosciences*                                       26,850         1,101
NPS Pharmaceuticals* (A)                                      51,100         1,051
Ocular Sciences*                                              21,250           496
OSI Pharmaceuticals*                                          27,100           460
Pediatrix Medical Group*                                      22,750           705
Pharmaceutical Resources*                                     42,250         1,182
Protein Design Labs*                                         130,500         1,083
Province Healthcare* (A)                                      86,250         1,479
RehabCare Group* (A)                                          36,150           836
Respironics*                                                  40,550         1,298
SangStat Medical* (A)                                         56,700         1,183
Scios* (A)                                                    50,650         1,289
Sierra Health Services*                                       41,900           752
Stericycle* (A)                                               27,600           936
STERIS*                                                       52,600         1,310
Surmodics*                                                    17,850           567
Techne* (A)                                                   41,250         1,353
Telik*                                                        82,950         1,027
Therasense* (A)                                               73,350         1,024
Transkaryotic Therapies* (A)                                  33,500         1,086
Trimeris* (A)                                                 21,750           971
Wilson Greatbatch Technologies*                               33,550           933
Wright Medical Group*                                         78,050         1,485
Zoll Medical*                                                 26,300           800
                                                                       -----------
                                                                            45,313
                                                                       -----------
INDUSTRIALS - 11.2%
A.O. Smith                                                    15,500   $       441
AMETEK                                                        30,900           900
Apogee Enterprises                                            50,500           552
Armor Holdings* (A)                                           71,650         1,074
Baldor Electric                                               30,300           579
Black Box*                                                    31,650         1,051
Career Education* (A)                                         18,700           898
Carlisle Companies                                            14,550           534
CLARCOR                                                       23,750           729
Coinstar*                                                     56,900         1,467
Corinthian Colleges* (A)                                      52,250         1,972
Corporate Executive Board* (A)                                40,100         1,145
DRS Technologies*                                             19,250           716
FTI Consulting* (A)                                           30,950         1,231
Headwaters*                                                  109,000         1,506
InterCept*                                                    55,200           546
ITT Educational Services*                                     25,600           481
J.B. Hunt Transport Services* (A)                             44,050         1,037
Kroll* (A)                                                    37,850           751
Landstar System*                                              16,700           819
Manitowoc                                                     23,650           647
Moore*                                                        57,550           564
MTC Technologies*                                             22,200           481
Pacer International*                                          87,650           995
Paxar*                                                        35,450           515
PRG-Schultz International* (A)                                64,750           802
Regis                                                         43,950         1,243
Roper Industries (A)                                          27,350           944
Strayer Education*                                             8,200           488
Veridian*                                                     26,300           657
Waste Connections* (A)                                        19,300           671
                                                                       -----------
                                                                            26,436
                                                                       -----------
INFORMATION TECHNOLOGY - 15.6%
02Micro International* (A)                                   111,400           878
Advanced Energy Industries*                                   83,050           740
Aeroflex*                                                    247,920         1,250
Asyst Technologies* (A)                                       97,400           588
ATMI* (A)                                                     62,950           887
Axcelis Technologies*                                        124,600           608
BARRA*                                                        24,400           667
Borland Software*                                            115,450           899
Business Objects, ADR*                                        46,350           492
Cabot Microelectronics* (A)                                   23,700           883
CACI International, Cl A*                                     38,600         1,368
Carreker*                                                    126,050           773
Centillium Communications*                                   242,400           291
ChipPAC*                                                     430,250           920
Citrix Systems*                                              168,450         1,016
Cognizant Technology Solutions* (A)                            5,800           333
CoorsTek*                                                     64,300           965
Cree* (A)                                                     82,900         1,036
Digital Insight* (A)                                          41,350           650
Documentum* (A)                                               54,300           627
Entegris*                                                    116,900           909
Extreme Networks*                                            118,150           497
Fair, Isaac & Company (A)                                     23,833           779
Fidelity National Information Solutions*                      26,950           412
FileNET*                                                      59,900           620

The accompanying notes are an integral part of the financial statements.

                                       64

DESCRIPTION                                                   SHARES   VALUE (000)
----------------------------------------------------------------------------------
Foundry Networks*                                            105,750   $       580
Global Imaging Systems*                                       32,100           606
Hyperion Solutions*                                           42,450           779
Intergraph*                                                   70,800         1,210
Internet Security Systems* (A)                                27,350           337
Kronos*                                                       29,050           716
Legato Systems*                                              185,850           513
MatrixOne*                                                   238,750         1,036
McDATA, Cl A*                                                 76,200           414
NetIQ* (A)                                                    37,550           544
NetScreen Technologies* (A)                                   36,050           391
Oak Technology* (A)                                          218,520           695
Overture Services*                                            48,900         1,153
Plantronics*                                                  35,000           570
Progress Software*                                            26,400           319
ProQuest* (A)                                                 24,400           741
Quest Software*                                               62,950           592
SanDisk* (A)                                                  50,800           666
ScanSoft* (A)                                                153,050           505
Silicon Laboratories* (A)                                     39,000           715
Silicon Storage Technology* (A)                              132,300           517
Skyworks Solutions*                                          102,650           465
Take-Two Interactive Software* (A)                            32,500           942
TEKELEC*                                                      41,300           356
THQ* (A)                                                      39,000           811
TriQuint Semiconductor*                                      131,300           463
Varian Semiconductor Equipment Associates*                    41,100           676
WebEx Communications* (A)                                     44,600           499
                                                                       -----------
                                                                            36,899
                                                                       -----------
MATERIALS - 1.7%
Airgas*                                                       60,550           795
Jarden*                                                       32,350           878
Olin (A)                                                      50,900           834
Spartech                                                      33,500           709
Steel Dynamics*                                               16,550           217
Worthington Industries                                        35,000           654
                                                                       -----------
                                                                             4,087
                                                                       -----------
TELECOMMUNICATION SERVICES - 0.8%
Commonwealth Telephone Enterprises*                           18,200           633
Inter-Tel                                                     27,950           569
Nextel Partners, Cl A*                                       149,200           803
                                                                       -----------
                                                                             2,005
                                                                       -----------
TOTAL COMMON STOCKS                                                        223,382
                                                                       -----------
RELATED PARTY MONEY MARKET FUND - 7.9%
First American Prime Obligations Fund (B)                 18,693,635        18,694
                                                                       -----------
TOTAL RELATED PARTY MONEY MARKET FUND                                       18,694
                                                                       -----------
TOTAL INVESTMENTS - 102.4%
   (Cost $267,148)                                                         242,076
                                                                       -----------
OTHER ASSETS AND LIABILITIES, NET - (2.4)%                                  (5,802)
                                                                       -----------
TOTAL NET ASSETS - 100.0%                                              $   236,274
                                                                       -----------

* Non-income producing security

(A) This security or a portion of this security is out on loan at September 30, 2002. Total loaned securities had a market value of $49,154,641 at September 30, 2002. (Note 6)

(B) This money market fund is advised by U.S. Bancorp Asset Management, Inc., which also serves as advisor for this Fund. See also the notes to the financial statements.

ADR - American Depositary Receipt

Cl - Class

REIT - Real Estate Investment Trust

SMALL CAP VALUE FUND

DESCRIPTION                                                   SHARES   VALUE (000)
----------------------------------------------------------------------------------
COMMON STOCKS - 91.4%
CONSUMER DISCRETIONARY - 11.9%
Ashworth*                                                    452,100   $     2,238
Buca* (A)                                                    234,500         1,876
Charming Shoppes* (A)                                        369,200         2,492
D.R. Horton (A)                                              445,296         8,291
La-Z-Boy                                                      67,600         1,568
LodgeNet Entertainment*                                      708,000         5,423
O'Charley's*                                                 276,100         5,174
Pomeroy Computer Resources*                                  173,800         1,714
School Specialty* (A)                                        329,800         8,248
Timberland, Cl A* (A)                                        205,900         6,523
Tower Automotive* (A)                                        598,700         4,011
Ultimate Electronics*                                        110,000         1,402
                                                                       -----------
                                                                            48,960
                                                                       -----------
CONSUMER STAPLES - 5.4%
Cadiz* (A)                                                   296,600           890
Dean Foods* (A)                                               89,700         3,568
Regis (A)                                                    203,700         5,763
Steiner Leisure*                                             400,800         4,910
Topps*                                                       806,150         6,949
                                                                       -----------
                                                                            22,080
                                                                       -----------
ENERGY - 4.5%
Evergreen Resources* (A)                                     106,100         4,348
Forest Oil*                                                  154,000         3,927
Newfield Exploration* (A)                                    195,800         6,577
Stone Energy*                                                110,711         3,598
                                                                       -----------
                                                                            18,450
                                                                       -----------
FINANCIALS - 30.9%
American Capital Strategies (A)                              170,900         3,220
Astoria Financial (A)                                        361,900         8,830
Camden Property Trust (REIT)                                 108,600         3,600
Chelsea Property Group (REIT)                                252,000         8,505
City National (A)                                             70,500         3,297
Community First Bankshares                                   246,200         6,864
Corporate Office Properties Trust (REIT)                     274,100         3,714
Downey Financial                                              23,100           791
E*TRADE Group* (A)                                           767,400         3,415
Federal Agricultural Mortgage, Cl C* (A)                     136,100         4,016
First Republic Bank*                                         318,550         6,928
Greater Bay Bancorp (A)                                      168,700         3,069
Highwoods Properties (REIT)                                  200,700         4,696
Horace Mann Educators                                        173,600         2,552
LandAmerica Financial Group                                  177,600         5,841
Lexington Corporate Properties Trust (REIT)                  187,886         3,025
Local Financial*                                             217,600         3,005
Markel* (A)                                                   26,400         5,258
National Commerce Financial                                  200,800         5,030
Pan Pacific Retail Properties (REIT)                          69,900         2,410
Philadelphia Consolidated Holding*                           129,600         3,823
Phoenix Companies                                            214,200         2,917
Protective Life (A)                                          292,000         8,985
PS Business Parks                                             80,850         2,749
Radian Group (A)                                             374,268        12,224
Sterling Bancshares                                          223,200         2,917
W.R. Berkley                                                 107,250         3,647
Windrose Medical Properties Trust (REIT)*                    200,300         2,109
                                                                       -----------
                                                                           127,437
                                                                       -----------

                                       65

DESCRIPTION                                                   SHARES   VALUE (000)
----------------------------------------------------------------------------------
HEALTH CARE - 10.8%
Cooper (A)                                                   108,400   $     5,691
CTI Molecular Imaging*                                       100,140         2,534
Cytyc* (A)                                                   846,900         9,079
HealthSouth*                                                 410,700         1,704
Kensey Nash* (A)                                             162,700         2,447
Natus Medical*                                               531,500         1,887
Regeneration Technologies*                                   505,380         4,043
RehabCare Group* (A)                                         229,250         5,303
Renal Care*                                                  188,950         6,215
Res-Care*                                                    146,700           728
Respironics*                                                 159,600         5,109
                                                                       -----------
                                                                            44,740
                                                                       -----------
INDUSTRIALS - 16.4%
AGCO* (A)                                                    118,400         2,747
Alliant Techsystems*                                         128,025         8,866
C&D Technologies                                             116,200         1,703
Dollar Thrifty Automotive*                                   209,600         3,364
ExpressJet Holdings*                                         431,000         3,965
ITT Educational Services*                                    255,700         4,799
Landstar*                                                     77,400         3,795
MagneTek*                                                     19,947            64
Moog, Cl A*                                                  302,400         8,546
NCO Group* (A)                                               425,600         4,848
On Assignment*                                               604,850         5,002
Pacer International*                                         104,900         1,191
Pentair                                                      137,200         5,100
Simpson Manufacturing*                                        74,700         2,345
Teletech Holdings*                                           515,800         3,224
Tredegar                                                     110,600         1,853
Waste Connections* (A)                                       181,700         6,321
                                                                       -----------
                                                                            67,733
                                                                       -----------
INFORMATION TECHNOLOGY - 7.0%
3Com*                                                        475,400         1,873
Actel*                                                       230,600         2,398
BARRA*                                                       138,700         3,789
Carreker* (A)                                                443,000         2,716
FSI International*                                           224,200           686
Innovex*                                                     414,300           974
JDA Software* (A)                                            179,900         1,258
MSC.Software*                                                130,700         1,114
Mykrolis*                                                    198,100         1,218
ProQuest* (A)                                                416,800        12,650
Rainbow Technologies*                                        120,200           341
                                                                       -----------
                                                                            29,017
                                                                       -----------
MATERIALS - 1.4%
FMC* (A)                                                      90,700         2,342
Gibraltar Steel                                               96,300         2,144
L.B. Foster*                                                 254,000         1,107
                                                                       -----------
                                                                             5,593
                                                                       -----------
UTILITIES - 3.1%
NSTAR (A)                                                    175,000         6,921
Unisource Energy Holding                                     397,900         6,068
                                                                       -----------
                                                                            12,989
                                                                       -----------
TOTAL COMMON STOCKS                                                        376,999
                                                                       -----------
RELATED PARTY MONEY MARKET FUND - 8.5%
First American Prime Obligations Fund (B)                 35,211,055   $    35,211
                                                                       -----------
TOTAL RELATED PARTY MONEY MARKET FUND                                       35,211
                                                                       -----------
TOTAL INVESTMENTS - 99.9%
   (Cost $406,030)                                                         412,210
                                                                       -----------
OTHER ASSETS AND LIABILITIES, NET - 0.1%                                       392
                                                                       -----------
TOTAL NET ASSETS - 100.0%                                              $   412,602
                                                                       -----------

* Non-income producing security

(A) This security or a portion of this security is out on loan at September 30, 2002. Total loaned securities had a market value of $108,101,786 at September 30, 2002. (Note 6)

(B) This money market fund is advised by U.S. Bancorp Asset Management, Inc., which also serves as advisor for this Fund. See also the notes to the financial statements.

Cl - Class

REIT - Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

STATEMENTS OF ASSETS AND LIABILITIES SEPTEMBER 30, 2002, IN THOUSANDS, EXCEPT PER SHARE DATA

                                                                                      MICRO    SMALL CAP    SMALL CAP    SMALL CAP
                                                                                   CAP FUND    CORE FUND  GROWTH FUND   VALUE FUND
----------------------------------------------------------------------------------------------------------------------------------
ASSETS:
Investments in securities, at value*                                             $  260,971   $  446,926   $  242,076   $  412,210
Cash                                                                                     --          670          142           --
Collateral for securities loaned, at value                                           76,038      169,494       52,063      112,854
Dividends and interest receivable                                                        89           73          134          459
Capital shares sold                                                                       5          439          192          372
Receivable for investment securities sold                                             2,317        6,546        6,120          518
Prepaid expenses and other assets                                                        26           29           18           21
Other receivables                                                                        --            9            1            5
----------------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                        339,446      624,186      300,746      526,439
==================================================================================================================================
LIABILITIES:
Capital shares redeemed                                                                 777          233          489          604
Bank overdraft                                                                           --           --           --            1
Payable upon return of securities loaned                                             76,038      169,494       52,063      112,854
Payable for securities purchased                                                      2,946        2,165       11,718           26
Payable for advisory, co-administration, and custodian fees                             329          316          185          326
Distribution and shareholder servicing fees                                              14           15           12           21
Accrued expenses and other liabilities                                                    3            1            5            5
----------------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                                    80,107      172,224       64,472      113,837
==================================================================================================================================
NET ASSETS                                                                       $  259,339   $  451,962   $  236,274   $  412,602
==================================================================================================================================
COMPOSITION OF NET ASSETS:
Portfolio capital                                                                $  340,733   $  521,477   $  426,025   $  410,487
Undistributed net investment income (loss)                                               --           (2)          --           28
Accumulated net realized loss on investments                                        (22,129)     (15,582)    (164,679)      (4,093)
Unrealized appreciation or depreciation of investments                              (59,265)     (53,931)     (25,072)       6,180
----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                       $  259,339   $  451,962   $  236,274   $  412,602
==================================================================================================================================
*Investments in securities, at cost                                              $  320,236   $  500,857   $  267,148   $  406,030

CLASS A:
Net assets                                                                       $   44,834   $   33,586   $   22,397   $   27,205
Shares issued and outstanding ($0.0001 par value --
 2 billion authorized)                                                                3,235        3,144        2,548        2,415
Net asset value and redemption price per share                                   $    13.86   $    10.68   $     8.79   $    11.26
Maximum offering price per share (A)                                             $    14.67   $    11.30   $     9.30   $    11.92

CLASS B:
Net assets                                                                       $    3,779   $    4,613   $    3,933   $   12,008
Shares issued and outstanding ($0.0001 par value --
 2 billion authorized)                                                                  282          463          487        1,112
Net asset value and offering price per share (C)                                 $    13.39   $     9.95   $     8.07   $    10.80

CLASS C:
Net assets                                                                       $      260   $    3,096   $    4,659   $    4,873
Shares issued and outstanding ($0.0001 par value --
 2 billion authorized)                                                                   19          292          547          446
Net asset value per share (C)                                                    $    13.77   $    10.62   $     8.52   $    10.91
Maximum offering price per share (B)                                             $    13.91   $    10.73   $     8.61   $    11.02

CLASS S:
Net assets                                                                       $    2,027   $    7,640   $       32   $      424
Shares issued and outstanding ($0.0001 par value --
 2 billion authorized)                                                                  146          717            4           38
Net asset value, offering price, and redemption
 price per share                                                                 $    13.86   $    10.66   $     8.79   $    11.26

CLASS Y:
Net assets                                                                       $  208,439   $  403,027   $  205,253   $  368,092
Shares issued and outstanding ($0.0001 par value --
 2 billion authorized)                                                               14,578       36,650       22,877       32,358
Net asset value, offering price, and redemption price per share                  $    14.30   $    11.00   $     8.97   $    11.38
----------------------------------------------------------------------------------------------------------------------------------

 (A) The offering price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 5.50%

 (B) The offering price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 1.00%

 (C) Class B and C have a contingent deferred sales charge. For a description of a possible redemption charge, see the notes to the financial statements.

The accompanying notes are an integral part of the financial statements.

STATEMENTS OF OPERATIONS FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2002, IN THOUSANDS

                                                                                      MICRO    SMALL CAP    SMALL CAP    SMALL CAP
                                                                                   CAP FUND    CORE FUND  GROWTH FUND   VALUE FUND
----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest                                                                         $      341   $      660   $      366   $      704
Dividends                                                                               696        1,019          710        4,630
Less: Foreign taxes withheld                                                             --           (6)          (5)          --
Securities lending                                                                      154          180          198           88
Other                                                                                   241           98          351          195
----------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                               1,432        1,951        1,620        5,617
==================================================================================================================================
EXPENSES:
Investment advisory fees                                                              4,975        3,316        2,483        3,552
Co-administration fees and expenses (including per account transfer agency fees)      1,019        1,289        1,070        1,415
Custodian fees                                                                           36           47           36           51
Directors' fees                                                                           2            5            5            5
Registration fees                                                                        54           39           34           43
Professional fees                                                                         6            7           14           18
Printing                                                                                 17           20           14           27
Other                                                                                     4           11           20            8
Distribution and shareholder servicing fees - Class A                                   151           77           80           83
Distribution and shareholder servicing fees - Class B                                    50           37           53          142
Distribution and shareholder servicing fees - Class C                                     2           15           66           55
Shareholder servicing fees - Class S                                                      6           18           --            1
----------------------------------------------------------------------------------------------------------------------------------
TOTAL EXPENSES                                                                        6,322        4,881        3,875        5,400
==================================================================================================================================
Less: Waiver of expenses                                                               (143)        (183)        (199)        (142)
----------------------------------------------------------------------------------------------------------------------------------
TOTAL NET EXPENSES                                                                    6,179        4,698        3,676        5,258
==================================================================================================================================
INVESTMENT INCOME (LOSS) - NET                                                       (4,747)      (2,747)      (2,056)         359
==================================================================================================================================
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS - NET:
Net realized loss on investments                                                    (14,699)     (14,145)     (91,989)      (4,026)
Net change in unrealized appreciation
 or depreciation of investments                                                     (38,629)     (37,514)      28,583          595
----------------------------------------------------------------------------------------------------------------------------------
NET LOSS ON INVESTMENTS                                                             (53,328)     (51,659)     (63,406)      (3,431)
==================================================================================================================================
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                             $  (58,075)  $  (54,406)  $  (65,462)  $   (3,072)
==================================================================================================================================

The accompanying notes are an integral part of the financial statements.

                 (This page has been left blank intentionally.)

STATEMENTS OF CHANGES IN NET ASSETS IN THOUSANDS

                                                                                                              MICRO
                                                                                                           CAP FUND
-------------------------------------------------------------------------------------------------------------------
                                                                                10/1/01       11/1/00       11/1/99
                                                                                     TO            TO            TO
                                                                                9/30/02       9/30/01      10/31/00
-------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Investment income (loss) - net                                               $   (4,747)   $   (2,158)   $   (3,669)
Net realized gain (loss) on investments                                         (14,699)       (7,340)      136,862
Net realized gain on futures                                                         --           307            --
Net realized loss on options written                                                 --          (619)           --
Net change in unrealized appreciation or depreciation of investments            (38,629)      (78,259)       23,319
-------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                 (58,075)      (88,069)      156,512
-------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment income - net (3):
   Class A                                                                           --            --            --
   Class B                                                                           --            --            --
   Class C                                                                           --            --            --
   Class S                                                                           --            --            --
   Class Y                                                                           --            --            --
Net realized gain on investments (4):
   Class A                                                                           --       (11,961)       (6,166)
   Class B                                                                           --          (628)          (62)
   Class C                                                                           --            --            --
   Class S                                                                           --            --            --
   Class Y                                                                           --       (92,209)      (42,827)
Tax return of capital (5):
   Class A                                                                          (79)           --            --
   Class B                                                                           (7)           --            --
   Class C                                                                           --            --            --
   Class S                                                                           (4)           --            --
   Class Y                                                                         (367)           --            --
-------------------------------------------------------------------------------------------------------------------
Total distributions                                                                (457)     (104,798)      (49,055)
===================================================================================================================
CAPITAL SHARE TRANSACTIONS (1):
Class A:
   Proceeds from sales                                                           66,579        37,275        29,841
   Reinvestment of distributions                                                     74        11,494         5,924
   Payments for redemptions                                                     (54,278)      (22,539)      (29,091)
   Shares issued in connection with the acquisition of Fund net assets               --            --            --
-------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from Class A transactions                      12,375        26,230         6,674
-------------------------------------------------------------------------------------------------------------------
Class B:
   Proceeds from sales                                                            2,871         2,299         1,974
   Reinvestment of distributions                                                      5           595            61
   Payments for redemptions                                                        (887)         (357)         (240)
   Shares issued in connection with the acquisition of Fund net assets               --            --            --
-------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from Class B transactions                       1,989         2,537         1,795
-------------------------------------------------------------------------------------------------------------------
Class C:
   Proceeds from sales                                                              547             1            --
   Reinvestment of distributions                                                     --            --            --
   Payments for redemptions                                                        (191)           --            --
-------------------------------------------------------------------------------------------------------------------
   Increase (decrease) in net assets from Class C transactions                      356             1            --
-------------------------------------------------------------------------------------------------------------------
Class S (2):
   Proceeds from sales                                                            1,231         2,652            --
   Reinvestment of distributions                                                      3            --            --
   Payments for redemptions                                                        (822)         (145)           --
-------------------------------------------------------------------------------------------------------------------
   Increase in net assets from Class S transactions                                 412         2,507            --
-------------------------------------------------------------------------------------------------------------------
Class Y (2):
   Proceeds from sales                                                           38,639        68,057       115,738
   Reinvestment of distributions                                                    334        84,908        40,308
   Payments for redemptions                                                     (52,763)      (42,992)      (76,850)
   Shares issued in connection with the acquisition of Fund net assets               --            --            --
-------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from Class Y transactions                     (13,790)      109,973        79,196
-------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions                 1,342       141,248        87,665
-------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                         (57,190)      (51,619)      195,122
NET ASSETS AT BEGINNING OF FISCAL PERIOD                                        316,529       368,148       173,026
===================================================================================================================
NET ASSETS AT END OF FISCAL PERIOD                                           $  259,339    $  316,529    $  368,148
===================================================================================================================
UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) AT END OF FISCAL PERIOD           $       --    $       (3)   $       (5)
===================================================================================================================

                                       70

                                                                                                          SMALL CAP
                                                                                                          CORE FUND
-------------------------------------------------------------------------------------------------------------------
                                                                                10/1/01       11/1/00       12/1/99
                                                                                     TO            TO            TO
                                                                                9/30/02       9/30/01      10/31/00
-------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Investment income (loss) - net                                               $   (2,747)   $      (40)   $      346
Net realized gain (loss) on investments                                         (14,145)       22,966        31,087
Net realized gain on futures                                                         --           207            --
Net realized loss on options written                                                 --            --            --
Net change in unrealized appreciation or depreciation of investments            (37,514)      (58,688)        5,810
-------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                 (54,406)      (35,555)       37,243
-------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment income - net (3):
   Class A                                                                           --            --            (4)
   Class B                                                                           --            --            --
   Class C                                                                           --            --            --
   Class S                                                                           --            --            (2)
   Class Y                                                                           --           (64)         (270)
Net realized gain on investments (4):
   Class A                                                                       (1,300)       (1,982)         (170)
   Class B                                                                         (158)         (295)          (21)
   Class C                                                                           --            --            --
   Class S                                                                         (450)         (947)          (49)
   Class Y                                                                      (21,686)      (27,758)       (2,115)
Tax return of capital (5):
   Class A                                                                           --            --            --
   Class B                                                                           --            --            --
   Class C                                                                           --            --            --
   Class S                                                                           --            --            --
   Class Y                                                                           (1)           --            --
-------------------------------------------------------------------------------------------------------------------
Total distributions                                                             (23,595)      (31,046)       (2,631)
===================================================================================================================
CAPITAL SHARE TRANSACTIONS (1):
Class A:
   Proceeds from sales                                                           29,998        14,407           408
   Reinvestment of distributions                                                  1,251         1,889           166
   Payments for redemptions                                                      (7,318)      (14,993)       (2,170)
   Shares issued in connection with the acquisition of Fund net assets               --        10,478            --
-------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from Class A transactions                      23,931        11,781        (1,596)
-------------------------------------------------------------------------------------------------------------------
Class B:
   Proceeds from sales                                                            4,926         1,125           150
   Reinvestment of distributions                                                    151           282            20
   Payments for redemptions                                                      (1,319)         (562)         (206)
   Shares issued in connection with the acquisition of Fund net assets               --           389            --
-------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from Class B transactions                       3,758         1,234           (36)
-------------------------------------------------------------------------------------------------------------------
Class C:
   Proceeds from sales                                                            4,274            --            --
   Reinvestment of distributions                                                     --            --            --
   Payments for redemptions                                                        (331)           --            --
-------------------------------------------------------------------------------------------------------------------
   Increase (decrease) in net assets from Class C transactions                    3,943            --            --
-------------------------------------------------------------------------------------------------------------------
Class S (2):
   Proceeds from sales                                                            8,056         1,896         4,408
   Reinvestment of distributions                                                    414           866            51
   Payments for redemptions                                                      (3,379)       (2,003)       (3,229)
-------------------------------------------------------------------------------------------------------------------
   Increase in net assets from Class S transactions                               5,091           759         1,230
-------------------------------------------------------------------------------------------------------------------
Class Y (2):
   Proceeds from sales                                                          215,508       117,240        16,703
   Reinvestment of distributions                                                 17,900        22,377         1,996
   Payments for redemptions                                                     (54,921)     (109,605)      (27,051)
   Shares issued in connection with the acquisition of Fund net assets               --       187,640            --
-------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from Class Y transactions                     178,487       217,652        (8,352)
-------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions               215,210       231,426        (8,754)
-------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                         137,209       164,825        25,858
NET ASSETS AT BEGINNING OF FISCAL PERIOD                                        314,753       149,928       124,070
===================================================================================================================
NET ASSETS AT END OF FISCAL PERIOD                                           $  451,962    $  314,753    $  149,928
===================================================================================================================
UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) AT END OF FISCAL PERIOD           $       (2)   $       (3)   $       48
===================================================================================================================

                                                                                         SMALL CAP                   SMALL CAP
                                                                                       GROWTH FUND                  VALUE FUND
------------------------------------------------------------------------------------------------------------------------------
                                                                             10/1/01       10/1/00       10/1/01       10/1/00
                                                                                  TO            TO            TO            TO
                                                                             9/30/02       9/30/01       9/30/02       9/30/01
------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Investment income (loss) - net                                            $   (2,056)   $   (1,568)   $      359    $    1,655
Net realized gain (loss) on investments                                      (91,989)      (68,972)       (4,026)       74,818
Net realized gain on futures                                                      --            --            --            --
Net realized loss on options written                                              --            --            --            --
Net change in unrealized appreciation or depreciation of investments          28,583      (172,542)          595      (111,001)
------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations              (65,462)     (243,082)       (3,072)      (34,528)
------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment income - net (3):
   Class A                                                                        --            --            (9)         (109)
   Class B                                                                        --            --            --            (1)
   Class C                                                                        --            --            --            (1)
   Class S                                                                        --            --            --            --
   Class Y                                                                        --            --          (232)       (2,125)
Net realized gain on investments (4):
   Class A                                                                        --       (10,305)       (4,957)       (5,677)
   Class B                                                                        --        (1,633)       (1,853)       (2,179)
   Class C                                                                        --        (1,503)         (685)         (181)
   Class S                                                                        --            --            --            --
   Class Y                                                                        --       (81,507)      (60,108)      (66,578)
Tax return of capital (5):
   Class A                                                                        --          (271)           (9)           --
   Class B                                                                        --           (43)           (4)           --
   Class C                                                                        --           (40)           (2)           --
   Class S                                                                        --            --            --            --
   Class Y                                                                        --        (2,148)         (125)           --
------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                               --       (97,450)      (67,984)      (76,851)
==============================================================================================================================
CAPITAL SHARE TRANSACTIONS (1):
Class A:
   Proceeds from sales                                                        14,078        47,615        15,440        11,354
   Reinvestment of distributions                                                  --        10,189         4,903         5,639
   Payments for redemptions                                                  (17,108)      (49,298)      (22,134)      (10,252)
   Shares issued in connection with the acquisition of Fund net assets            --            --            --            --
------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from Class A transactions                   (3,030)        8,506        (1,791)        6,741
------------------------------------------------------------------------------------------------------------------------------
Class B:
   Proceeds from sales                                                         1,152         1,463         2,929         1,999
   Reinvestment of distributions                                                  --         1,656         1,829         2,146
Payments for redemptions                                                        (990)       (1,233)       (2,742)       (2,275)
   Shares issued in connection with the acquisition of Fund net assets            --            --            --            --
------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from Class B transactions                      162         1,886         2,016         1,870
------------------------------------------------------------------------------------------------------------------------------
Class C:
   Proceeds from sales                                                         1,578         4,139         1,961         4,274
   Reinvestment of distributions                                                  --         1,542           680           179
   Payments for redemptions                                                   (1,845)       (1,831)       (1,345)         (311)
------------------------------------------------------------------------------------------------------------------------------
   Increase (decrease) in net assets from Class C transactions                  (267)        3,850         1,296         4,142
------------------------------------------------------------------------------------------------------------------------------
Class S (2):
   Proceeds from sales                                                            60            --           554            --
   Reinvestment of distributions                                                  --            --            --            --
   Payments for redemptions                                                      (17)           --           (30)           --
------------------------------------------------------------------------------------------------------------------------------
   Increase in net assets from Class S transactions                               43            --           524            --
------------------------------------------------------------------------------------------------------------------------------
Class Y (2):
   Proceeds from sales                                                        65,201       210,902       115,959       177,439
   Reinvestment of distributions                                                  --        53,055        50,436        54,016
   Payments for redemptions                                                 (134,590)     (116,218)     (170,110)     (130,010)
   Shares issued in connection with the acquisition of Fund net assets            --            --            --            --
------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from Class Y transactions                  (69,389)      147,739        (3,715)      101,445
------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions            (72,481)      161,981        (1,670)      114,198
------------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                     (137,943)     (178,551)      (72,726)        2,819
NET ASSETS AT BEGINNING OF FISCAL PERIOD                                     374,217       552,768       485,328       482,509
==============================================================================================================================
NET ASSETS AT END OF FISCAL PERIOD                                        $  236,274    $  374,217    $  412,602    $  485,328
==============================================================================================================================
UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) AT END OF FISCAL PERIOD        $       --    $       --    $       28    $       --
==============================================================================================================================

 (1) See Note 4 in the notes to the financial statements for additional information.

 (2) On September 24, 2001, Class Y and Institutional Class of Micro Cap and Small Cap Core Funds were redesignated as Class S and Class Y, respectively.

 (3) Includes distributions in excess of net investment income of $297 and $64 for the period ended September 30, 2001, for Small Cap Value and Small Cap Core Funds, respectively.

 (4) Includes distributions in excess of net realized gains of $989 and $2,502 for the period ended September 30, 2001, for Micro Cap and Small Cap Growth Funds, respectively.

 (5) Distributions from tax return of capital for the Micro Cap Fund Class C, Small Cap Core Fund Class A, B, C, and S, and Small Cap Value Fund Class S were less than $1,000 for the fiscal year ended September 30, 2002.

The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS ENDED SEPTEMBER 30, UNLESS OTHERWISE INDICATED.

                                                         REALIZED AND
                             NET ASSET                     UNREALIZED       DIVIDENDS                  DISTRIBUTIONS
                                 VALUE            NET        GAINS OR        FROM NET  DISTRIBUTIONS            FROM
                             BEGINNING     INVESTMENT     (LOSSES) ON      INVESTMENT           FROM       RETURN OF
                             OF PERIOD  INCOME (LOSS)     INVESTMENTS          INCOME  CAPITAL GAINS    CAPITAL (10)
--------------------------------------------------------------------------------------------------------------------
MICRO CAP FUND (1)
Class A
   2002                     $    16.89   $      (0.26)   $      (2.74)     $       --   $         --    $      (0.03)
   2001 (2) (3)                  31.26          (0.17)          (5.20)             --          (9.00)             --
   2000 (3)                      21.80          (0.40)          15.99              --          (6.13)             --
   1999                          12.38          (0.26)           9.71              --          (0.03)             --
   1998 (3)                      17.47          (0.25)          (3.17)             --          (1.67)             --
Class B
   2002                     $    16.44   $      (0.39)   $      (2.63)     $       --   $         --    $      (0.03)
   2001 (2) (3)                  30.84          (0.31)          (5.09)             --          (9.00)             --
   2000 (3)                      21.69          (0.61)          15.89              --          (6.13)             --
   1999 (3) (4)                  13.74          (0.30)           8.25              --             --              --
Class C
   2002                     $    16.90   $      (0.19)   $      (2.91)     $       --   $         --    $      (0.03)
   2001 (3) (5)                  16.34             --            0.56              --             --              --
Class S
   2002                     $    16.89   $      (0.26)   $      (2.74)     $       --   $         --    $      (0.03)
   2001 (3) (6)                  20.01          (0.19)          (2.93)             --             --              --
Class Y
   2002                     $    17.38   $      (0.25)   $      (2.80)     $       --   $         --    $      (0.03)
   2001 (2) (3)                  31.83          (0.12)          (5.33)             --          (9.00)             --
   2000                          22.06          (0.31)          16.21              --          (6.13)             --
   1999                          12.49          (0.19)           9.79              --          (0.03)             --
   1998                          17.57          (0.22)          (3.19)             --          (1.67)             --
--------------------------------------------------------------------------------------------------------------------
SMALL CAP CORE FUND (7)
Class A
   2002 (3)                 $    11.97   $      (0.10)   $      (0.30)     $       --   $      (0.89)   $         --
   2001 (2) (3)                  17.60          (0.03)          (1.89)             --          (3.71)             --
   2000 (3) (8)                  13.84          (0.10)           4.13           (0.01)         (0.26)             --
   1999 (3)                      11.86          (0.07)           2.10              --          (0.05)             --
   1998                          15.03          (0.06)          (1.89)             --          (1.22)             --
Class B
   2002 (3)                 $    11.28   $      (0.19)   $      (0.25)     $       --   $      (0.89)   $         --
   2001 (2) (3)                  16.90          (0.12)          (1.79)             --          (3.71)             --
   2000 (3) (8)                  13.38          (0.13)           3.92              --          (0.27)             --
   1999 (3)                      11.53          (0.16)           2.06              --          (0.05)             --
   1998                          14.74          (0.14)          (1.85)             --          (1.22)             --
Class C
   2002 (3)                 $    11.97   $      (0.20)   $      (0.26)     $       --   $      (0.89)   $         --
   2001 (3) (5)                  11.72             --            0.25              --             --              --
Class S
   2002 (3)                 $    11.94   $      (0.10)   $      (0.29)     $       --   $      (0.89)   $         --
   2001 (2) (3)                  17.55          (0.01)          (1.89)             --          (3.71)             --
   2000 (3) (8)                  13.80          (0.01)           4.03           (0.01)         (0.26)             --
   1999 (3)                      11.82          (0.07)           2.10              --          (0.05)             --
   1998                          14.98          (0.07)          (1.87)             --          (1.22)             --
Class Y
   2002 (3)                 $    12.26   $      (0.07)   $      (0.30)     $       --   $      (0.89)   $         --
   2001 (2) (3)                  17.92             --           (1.95)             --          (3.71)             --
   2000 (3) (8)                  14.07           0.05            4.10           (0.03)         (0.27)             --
   1999 (3)                      12.02          (0.03)           2.13              --          (0.05)             --
   1998                          15.17          (0.02)          (1.91)             --          (1.22)             --
--------------------------------------------------------------------------------------------------------------------

                                       72

                                                                                                                RATIO OF
                                                                                           RATIO OF NET      EXPENSES TO
                               NET ASSET                                       RATIO OF      INVESTMENT          AVERAGE
                                   VALUE                      NET ASSETS    EXPENSES TO   INCOME (LOSS)       NET ASSETS
                                  END OF          TOTAL           END OF        AVERAGE      TO AVERAGE       (EXCLUDING
                                  PERIOD     RETURN (9)     PERIOD (000)     NET ASSETS      NET ASSETS         WAIVERS)
------------------------------------------------------------------------------------------------------------------------
MICRO CAP FUND (1)
Class A
   2002                     $      13.86         (17.84)%   $     44,834           1.93%          (1.53)%           1.97%
   2001 (2) (3)                    16.89         (21.51)          45,233           1.93           (0.91)            1.99
   2000 (3)                        31.26          87.43           43,031           1.96           (1.31)            1.96
   1999                            21.80          76.54           21,988           2.01           (1.43)            2.02
   1998 (3)                        12.38         (21.71)          12,419           1.99           (1.63)            2.06
Class B
   2002                     $      13.39         (18.45)%   $      3,779           2.68%          (2.28)%           2.72%
   2001 (2) (3)                    16.44         (22.07)           3,165           2.68           (1.68)            2.74
   2000 (3)                        30.84          86.13            2,136           2.71           (2.06)            2.71
   1999 (3) (4)                    21.69          57.86              140           2.78           (2.36)            2.78
Class C
   2002                     $      13.77         (18.42)%   $        260           2.68%          (2.31)%           2.72%
   2001 (3) (5)                    16.90           3.43                1           1.63           (0.41)            1.76
Class S
   2002                     $      13.86         (17.84)%   $      2,027           1.93%          (1.53)%           1.97%
   2001 (3) (6)                    16.89         (15.59)           2,014           1.94           (1.06)            2.00
Class Y
   2002                     $      14.30         (17.62)%   $    208,439           1.68%          (1.28)%           1.72%
   2001 (2) (3)                    17.38         (21.35)         266,115           1.68           (0.64)            1.74
   2000                            31.83          87.90          322,981           1.71           (1.06)            1.71
   1999                            22.06          77.06          150,898           1.76           (1.18)            1.77
   1998                            12.49         (21.51)          72,696           1.74           (1.38)            1.81
------------------------------------------------------------------------------------------------------------------------
SMALL CAP CORE FUND (7)
Class A
   2002 (3)                 $      10.68          (4.56)%   $     33,586           1.21%          (0.81)%           1.25%
   2001 (2) (3)                    11.97         (12.63)          17,351           1.19           (0.24)            1.22
   2000 (3) (8)                    17.60          29.65            9,538           1.28           (0.01)            1.39
   1999 (3)                        13.84          17.21            8,885           1.26           (0.57)            1.36
   1998                            11.86         (14.19)          11,601           1.25           (0.45)            1.35
Class B
   2002 (3)                 $       9.95          (5.23)%   $      4,613           1.96%          (1.56)%           2.00%
   2001 (2) (3)                    11.28         (13.21)           1,979           1.93           (0.99)            1.97
   2000 (3) (8)                    16.90          28.81            1,331           1.98           (0.71)            2.09
   1999 (3)                        13.38          16.57            1,094           1.96           (1.27)            2.06
   1998                            11.53         (14.79)           1,286           1.95           (1.15)            2.05
Class C
   2002 (3)                 $      10.62          (5.09)%   $      3,096           1.96%          (1.61)%           2.02%
   2001 (3) (5)                    11.97           2.13               --             --              --               --
Class S
   2002 (3)                 $      10.66          (4.48)%   $      7,640           1.21%          (0.80)%           1.25%
   2001 (2) (3)                    11.94         (12.52)           3,721           1.07           (0.05)            1.14
   2000 (3) (8)                    17.55          29.67            4,442           1.28           (0.01)            1.39
   1999 (3)                        13.80          17.27            2,448           1.26           (0.59)            1.36
   1998                            11.82         (14.17)          25,037           1.25           (0.45)            1.35
Class Y
   2002 (3)                 $      11.00          (4.19)%   $    403,027           0.96%          (0.55)%           1.00%
   2001 (2) (3)                    12.26         (12.49)         291,706           0.93            0.01             0.96
   2000 (3) (8)                    17.92          30.01          134,617           0.98            0.29             1.39
   1999 (3)                        14.07          17.57          111,643           0.96           (0.26)            1.36
   1998                            12.02         (13.90)         129,591           0.95           (0.16)            1.35
------------------------------------------------------------------------------------------------------------------------

                               RATIO OF NET
                                 INVESTMENT
                                     (LOSS)
                             TO AVERAGE NET        PORTFOLIO
                          ASSETS (EXCLUDING         TURNOVER
                                   WAIVERS)             RATE
------------------------------------------------------------
MICRO CAP FUND (1)
Class A
   2002                               (1.57)%            123%
   2001 (2) (3)                       (0.97)             125
   2000 (3)                           (1.31)             179
   1999                               (1.44)             200
   1998 (3)                           (1.70)             136
Class B
   2002                               (2.32)%            123%
   2001 (2) (3)                       (1.74)             125
   2000 (3)                           (2.06)             179
   1999 (3) (4)                       (2.36)             200
Class C
   2002                               (2.35)%            123%
   2001 (3) (5)                       (0.54)             125
Class S
   2002                               (1.57)%            123%
   2001 (3) (6)                       (1.12)             125
Class Y
   2002                               (1.32)%            123%
   2001 (2) (3)                       (0.70)             125
   2000                               (1.06)             179
   1999                               (1.19)             200
   1998                               (1.45)             136
------------------------------------------------------------
SMALL CAP CORE FUND (7)
Class A
   2002 (3)                           (0.85)%            171%
   2001 (2) (3)                       (0.27)             204
   2000 (3) (8)                       (0.12)              91
   1999 (3)                           (0.67)              72
   1998                               (0.55)              70
Class B
   2002 (3)                           (1.60)%            171%
   2001 (2) (3)                       (1.03)             204
   2000 (3) (8)                       (0.82)              91
   1999 (3)                           (1.37)              72
   1998                               (1.25)              70
Class C
   2002 (3)                           (1.67)%            171%
   2001 (3) (5)                          --              204
Class S
   2002 (3)                           (0.84)%            171%
   2001 (2) (3)                       (0.12)             204
   2000 (3) (8)                       (0.12)              91
   1999 (3)                           (0.69)              72
   1998                               (0.55)              70
Class Y
   2002 (3)                           (0.59)%            171%
   2001 (2) (3)                       (0.02)             204
   2000 (3) (8)                       (0.12)              91
   1999 (3)                           (0.66)              72
   1998                               (0.56)              70
------------------------------------------------------------

 (1) The financial highlights for the Micro Cap Fund as set forth herein include the historical financial highlights of the Firstar Micro Cap Fund. The assets of the Firstar Fund were acquired by the First American Micro Cap Fund on September 24, 2001. In connection with such acquisition, (i) Class A shares of the Firstar Micro Cap Fund were exchanged for Class A shares of the First American Micro Cap Fund, (ii) Firstar Class B shares were exchanged for Class B shares of the First American Fund, (iii) Firstar Class Y shares were exchanged for Class S shares of the First American Fund, and (iv) Firstar Institutional Class shares were exchanged for Class Y shares of the First American Fund.

 (2) Effective in 2001, the Fund's fiscal year end was changed from October 31 to September 30. All ratios for the period have been annualized, except total return and potfolio turnover.

 (3)  Per share data calculated using average shares outstanding method.

 (4) Class of shares has been offered since March 1, 1999. All ratios for the period have been annualized, except total return and portfolio turnover.

 (5) Class of shares has been offered since September 24, 2001. All ratios for the period have been annualized, except total return and portfolio turnover.

 (6) Class of shares has been offered since December 11, 2000. All ratios for the period have been annualized, except total return and portfolio turnover.

 (7) The financial highlights for the Small Cap Core Fund as set forth herein include the historical financial highlights of the Firstar Small Cap Core Equity Fund. The assets of the Firstar Fund were acquired by the First American Small Cap Core Fund on September 24, 2001. In connection with such acquisition, (i) Class A shares of the Firstar Small Cap Core Fund were exchanged for Class A shares of the First American Fund, (ii) Firstar Class B shares were exchanged for Class B shares of the First American Fund, (iii) Firstar Class Y shares were exchanged for Class S shares of the First American Fund, and (iv) Firstar Institutional Class shares were exchanged for Class Y shares of the First American Fund.

 (8) Effective in 2000, the Fund's fiscal year end was changed from November 30 to October 31. All ratios for the period have been annualized, except total return and portfolio turnover.

 (9) Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

 (10) Distributions from return of capital for the Small Cap Core Fund were less than $0.01 per share for the fiscal year ended September 30, 2002.

The accompanying notes are an integral part of the financial statements.


                                                              REALIZED AND
                                  NET ASSET                     UNREALIZED       DIVIDENDS                 DISTRIBUTIONS
                                      VALUE            NET        GAINS OR        FROM NET  DISTRIBUTIONS           FROM
                                  BEGINNING     INVESTMENT     (LOSSES) ON      INVESTMENT           FROM      RETURN OF
                                  OF PERIOD  INCOME (LOSS)     INVESTMENTS          INCOME  CAPITAL GAINS    CAPITAL (7)
------------------------------------------------------------------------------------------------------------------------
SMALL CAP GROWTH FUND (1)
Class A
  2002 (2)                     $      11.28   $      (0.09)   $      (2.40)   $         --   $         --   $         --
  2001 (2)                            24.47          (0.08)          (8.55)             --          (4.46)         (0.10)
  2000                                16.77          (0.12)           9.89              --          (2.07)            --
  1999                                11.90          (0.06)           4.95              --          (0.02)            --
  1998                                17.41          (0.09)          (2.67)             --          (2.64)         (0.11)
Class B
  2002 (2)                     $      10.44   $      (0.16)   $      (2.21)   $         --   $         --   $         --
  2001 (2)                            23.17          (0.19)          (7.98)             --          (4.47)         (0.09)
  2000                                16.07          (0.23)           9.40              --          (2.07)            --
  1999                                11.50          (0.14)           4.73              --          (0.02)            --
  1998 (3)                            13.74          (0.02)          (2.22)             --             --             --
Class C
  2002 (2)                     $      11.02   $      (0.17)   $      (2.33)   $         --   $         --   $         --
  2001 (2)                            24.17          (0.20)          (8.39)             --          (4.49)         (0.07)
  2000                                16.68          (0.13)           9.69              --          (2.07)            --
  1999 (4)                            15.48          (0.08)           1.28              --             --             --
Class S
  2002 (2)                     $      11.28   $      (0.07)   $      (2.42)   $         --   $         --   $         --
  2001 (2) (5)                        11.17             --            0.11              --             --             --
Class Y
  2002 (2)                     $      11.50   $      (0.06)   $      (2.47)   $         --   $         --   $         --
  2001 (2)                            24.79          (0.04)          (8.69)             --          (4.49)         (0.07)
  2000                                16.92          (0.06)          10.00              --          (2.07)            --
  1999                                11.98          (0.02)           4.98              --          (0.02)            --
  1998 (3)                            14.29             --           (2.31)             --             --             --
------------------------------------------------------------------------------------------------------------------------
SMALL CAP VALUE FUND
Class A
  2002 (2)                     $      13.40   $      (0.02)   $      (0.13)   $         --   $      (1.99)  $         --
  2001 (2)                            17.09           0.02           (0.97)          (0.05)         (2.69)            --
  2000                                13.94          (0.01)           3.23              --          (0.07)            --
  1999                                13.58           0.01            1.47           (0.01)         (1.11)            --
  1998 (6)                            18.20           0.04           (3.38)          (0.01)         (1.27)            --
Class B
  2002 (2)                     $      13.01   $      (0.11)   $      (0.11)   $         --   $      (1.99)  $         --
  2001 (2)                            16.76          (0.09)          (0.97)             --          (2.69)            --
  2000                                13.77          (0.09)           3.15              --          (0.07)            --
  1999                                13.53           0.02            1.33              --          (1.11)            --
  1998 (6)                            18.23           0.01           (3.43)          (0.01)         (1.27)            --
Class C
  2002 (2)                     $      13.13   $      (0.11)   $      (0.12)   $         --   $      (1.99)  $         --
  2001 (2)                            16.88          (0.10)          (0.95)          (0.01)         (2.69)            --
  2000                                13.87          (0.06)           3.14              --          (0.07)            --
  1999 (4)                            13.48           0.01            0.38              --             --             --
Class S (2)
  2002                         $      13.40   $      (0.01)   $      (0.14)   $         --   $      (1.99)  $         --
  2001 (5)                            12.84             --            0.56              --             --             --
Class Y
  2002 (2)                     $      13.48   $       0.02    $      (0.12)   $      (0.01)  $      (1.99)  $         --
  2001 (2)                            17.19           0.06           (1.00)          (0.08)         (2.69)            --
  2000                                13.98           0.02            3.26              --          (0.07)            --
  1999                                13.60           0.01            1.50           (0.02)         (1.11)            --
  1998 (6)                            18.23           0.06           (3.38)          (0.04)         (1.27)            --
------------------------------------------------------------------------------------------------------------------------

                                       74

                                                                                                                 RATIO OF
                                                                                            RATIO OF NET      EXPENSES TO
                                  NET ASSET                                     RATIO OF      INVESTMENT          AVERAGE
                                      VALUE                    NET ASSETS    EXPENSES TO   INCOME (LOSS)       NET ASSETS
                                     END OF          TOTAL         END OF        AVERAGE      TO AVERAGE       (EXCLUDING
                                     PERIOD     RETURN (8)   PERIOD (000)     NET ASSETS      NET ASSETS         WAIVERS)
-------------------------------------------------------------------------------------------------------------------------
SMALL CAP GROWTH FUND (1)
Class A
  2002 (2)                     $       8.79         (22.07)% $     22,397           1.23%          (0.78)%           1.29%
  2001 (2)                            11.28         (41.71)        31,913           1.15           (0.51)            1.15
  2000                                24.47          62.07         57,148           1.14           (0.57)            1.14
  1999                                16.77          41.11         32,203           1.14           (0.39)            1.15
  1998                                11.90         (18.66)        28,252           1.29           (0.61)            1.43
Class B
  2002 (2)                     $       8.07         (22.70)% $      3,933           1.98%          (1.53)%           2.04%
  2001 (2)                            10.44         (42.14)         5,009           1.90           (1.27)            1.90
  2000                                23.17          60.95          8,440           1.89           (1.30)            1.89
  1999                                16.07          39.92          2,217           1.90           (1.16)            1.91
  1998 (3)                            11.50         (16.30)         1,104           1.90           (1.20)            1.90
Class C
  2002 (2)                     $       8.52         (22.69)% $      4,659           1.98%          (1.54)%           2.04%
  2001 (2)                            11.02         (42.14)         6,378           1.90           (1.28)            1.90
  2000                                24.17          61.06          8,205           1.89           (1.28)            1.89
  1999 (4)                            16.68           7.75            309           1.90           (1.18)            1.91
Class S
  2002 (2)                     $       8.79         (22.07)% $         32           1.23%          (0.67)%           1.29%
  2001 (2) (5)                        11.28           0.98             --             --              --               --
Class Y
  2002 (2)                     $       8.97         (22.00)% $    205,253           0.98%          (0.54)%           1.04%
  2001 (2)                            11.50         (41.55)       330,917           0.90           (0.28)            0.90
  2000                                24.79          62.58        478,975           0.89           (0.30)            0.89
  1999                                16.92          41.42        248,679           0.90           (0.16)            0.91
  1998 (3)                            11.98         (16.17)       113,874           0.90           (0.20)            0.90
-------------------------------------------------------------------------------------------------------------------------
SMALL CAP VALUE FUND
Class A
  2002 (2)                     $      11.26          (2.19)% $     27,205           1.23%          (0.12)%           1.26%
  2001 (2)                            13.40          (6.36)        34,292           1.15            0.11             1.15
  2000                                17.09          23.19         35,858           1.14           (0.13)            1.16
  1999                                13.94          11.12         11,567           1.14           (0.17)            1.14
  1998 (6)                            13.58         (19.48)        13,551           1.13            0.15             1.13
Class B
  2002 (2)                     $      10.80          (2.91)% $     12,008           1.98%          (0.87)%           2.01%
  2001 (2)                            13.01          (7.24)        12,392           1.90           (0.64)            1.90
  2000                                16.76          22.31         13,646           1.88           (0.89)            1.90
  1999                                13.77          10.16          1,005           1.89           (0.93)            1.89
  1998 (6)                            13.53         (19.91)           618           1.88           (0.53)            1.88
Class C
  2002 (2)                     $      10.91          (2.96)% $      4,873           1.98%          (0.87)%           2.01%
  2001 (2)                            13.13          (7.08)         4,547           1.90           (0.65)            1.90
  2000                                16.88          22.29          1,099           1.88           (0.84)            1.91
  1999 (4)                            13.87           2.89            116           1.89           (1.04)            1.89
Class S (2)
  2002                         $      11.26          (2.19)% $        424           1.24%          (0.11)%           1.27%
  2001 (5)                            13.40           4.36             --             --              --               --
Class Y
  2002 (2)                     $      11.38          (1.83)% $    368,092           0.98%           0.13%            1.01%
  2001 (2)                            13.48          (6.25)       434,097           0.90            0.37             0.90
  2000                                17.19          23.56        431,906           0.89            0.11             0.91
  1999                                13.98          11.36        319,752           0.89            0.08             0.89
  1998 (6)                            13.60         (19.31)       367,035           0.88            0.40             0.88
-------------------------------------------------------------------------------------------------------------------------

                                     RATIO OF NET
                                       INVESTMENT
                                    INCOME (LOSS)
                                   TO AVERAGE NET     PORTFOLIO
                                ASSETS (EXCLUDING      TURNOVER
                                         WAIVERS)          RATE
---------------------------------------------------------------
SMALL CAP GROWTH FUND (1)
Class A
  2002 (2)                                  (0.84)%         286%
  2001 (2)                                  (0.51)          265
  2000                                      (0.57)          230
  1999                                      (0.40)          110
  1998                                      (0.75)           92
Class B
  2002 (2)                                  (1.59)%         286%
  2001 (2)                                  (1.27)          265
  2000                                      (1.30)          230
  1999                                      (1.17)          110
  1998 (3)                                  (1.20)           92
Class C
  2002 (2)                                  (1.60)%         286%
  2001 (2)                                  (1.28)          265
  2000                                      (1.28)          230
  1999 (4)                                  (1.19)          110
Class S
  2002 (2)                                  (0.73)%         286%
  2001 (2) (5)                                 --           265
Class Y
  2002 (2)                                  (0.60)%         286%
  2001 (2)                                  (0.28)          265
  2000                                      (0.30)          230
  1999                                      (0.17)          110
  1998 (3)                                  (0.20)           92
---------------------------------------------------------------
SMALL CAP VALUE FUND
Class A
  2002 (2)                                  (0.15)%          37%
  2001 (2)                                   0.11            53
  2000                                      (0.15)           73
  1999                                      (0.17)           44
  1998 (6)                                   0.15            21
Class B
  2002 (2)                                  (0.90)%          37%
  2001 (2)                                  (0.64)           53
  2000                                      (0.91)           73
  1999                                      (0.93)           44
  1998 (6)                                  (0.53)           21
Class C
  2002 (2)                                  (0.90)%          37%
  2001 (2)                                  (0.65)           53
  2000                                      (0.87)           73
  1999 (4)                                  (1.04)           44
Class S (2)
  2002                                      (0.14)%          37%
  2001 (5)                                     --            53
Class Y
  2002 (2)                                   0.10%           37%
  2001 (2)                                   0.37            53
  2000                                       0.09            73
  1999                                       0.08            44
  1998 (6)                                   0.40            21
---------------------------------------------------------------

 (1) Historical per share data amounts have been adjusted to reflect the conversion ratios utilized for the reorganization of the FAIF Small Cap Growth Fund and Piper Small Company Growth Fund that occurred on July 31, 1998. Piper Small Company Growth Fund is the financial reporting survivor. Therefore, the financial highlights for the Small Cap Growth Fund represent the financial highlights information of the former Piper Small Company Growth Fund. On July 31, 1998, the Fund's advisor changed from Piper Capital Management, Incorporated to U.S. Bank National Association.

 (2) Per share data calculated using average shares outstanding method.

 (3) Class of shares has been offered since July 31, 1998. There is no historical information for these classes of Piper Small Company Growth Fund prior to the reorganization on July 31, 1998. All ratios for the period have been annualized, except total return and portfolio turnover.

 (4) Class of shares has been offered since February 1, 1999. All ratios for the period have been annualized, except total return and portfolio turnover.

 (5) Class of shares has been offered since September 24, 2001. All ratios for the period have been annualized, except total return and portfolio turnover.

 (6) Effective in 1998, the Fund's fiscal year end was changed from November 30 to September 30. All ratios for the period have been annualized, except total return and portfolio turnover.

 (7) Distributions from return of capital for the Small Cap Value Fund were less than $0.01 per share for the fiscal year ended September 30, 2002.

 (8) Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

The accompanying notes are an integral part of the financial statements.

SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2002

MID CAP CORE FUND

DESCRIPTION                                    SHARES   VALUE (000)
-------------------------------------------------------------------
COMMON STOCKS - 96.0%
CONSUMER DISCRETIONARY - 18.6%
Abercrombie & Fitch* (A)                      134,125   $     2,638
Advanced Auto Parts* (A)                       68,900         3,634
Belo, Cl A                                    181,500         3,971
Brinker International* (A)                    111,800         2,896
Catalina Marketing, Cl C* (A)                 193,900         5,445
CDW Computer Centers* (A)                     147,430         6,245
Claire's Stores (A)                           131,800         2,873
Dollar General                                604,060         8,106
Dollar Tree Stores* (A)                       158,200         3,487
Fairmont Hotels & Resorts                     123,200         2,932
Fox Entertainment Group* (A)                  343,400         7,565
Hilton Hotels (A)                             240,700         2,739
International Speedway, Cl A                   40,100         1,593
Mandalay Resort Group* (A)                     76,500         2,567
Maytag                                        114,000         2,643
Michael's Stores* (A)                          67,000         3,062
Mohawk Industries* (A)                         88,000         4,369
Park Place Entertainment* (A)                 399,110         3,173
Regal Entertainment Group, Cl A* (A)          141,425         2,517
Ross Stores                                    31,400         1,119
Ruby Tuesday (A)                              383,500         7,202
Scholastic* (A)                               171,435         7,660
Washington Post, Cl B (A)                      11,010         7,145
Westwood One*                                 249,800         8,930
                                                        -----------
                                                            104,511
                                                        -----------
CONSUMER STAPLES - 3.5%
Bunge Limited                                 212,515         5,143
Dial (A)                                      119,900         2,573
Dreyer's Grand Ice Cream (A)                   46,400         3,242
Hormel Foods (A)                              104,900         2,295
Pepsi Bottling                                 56,000         1,310
Performance Food Group* (A)                    24,200           822
Smithfield Foods* (A)                          88,200         1,385
Tyson Foods, Cl A (A)                         265,775         3,091
                                                        -----------
                                                             19,861
                                                        -----------
ENERGY - 8.7%
Cal Dive International* (A)                   184,220         3,715
Enbridge Energy Partners                      138,040         6,046
ENSCO International (A)                        59,000         1,477
Equitable Resources                           158,290         5,469
FMC Technologies*                             317,200         5,316
Grant Prideco*                                 62,000           529
Noble* (A)                                    230,080         7,132
Noble Energy (A)                               48,000         1,631
Ocean Energy                                   60,000         1,197
Patterson-UTI Energy* (A)                      71,200         1,816
Pride International*                           87,775         1,141
Smith International* (A)                       46,200         1,354
Talisman Energy                               133,460         5,352
Valero Energy (A)                             122,400         3,240
Weatherford International* (A)                 73,785         2,740
Western Gas Resources (A)                      18,000           563
                                                        -----------
                                                             48,718
                                                        -----------
FINANCIALS - 18.3%
Ambac Financial Group (A)                      24,627   $     1,327
American Financial Group                      190,385         4,383
Arthur J. Gallagher                           387,365         9,549
Associated Banc-Corp                           27,000           857
Banknorth Group (A)                           170,470         4,049
Charles Schwab (A)                            268,000         2,332
Charter One Financial                         146,869         4,365
City National (A)                              49,370         2,309
Colonial BancGroup                            107,150         1,329
Compass Bancshares                            104,500         3,082
E*TRADE Group* (A)                            292,225         1,300
Edwards A.G. (A)                               76,400         2,443
Everest Re Group (A)                          142,850         7,837
Golden State Bancorp                          103,000         3,329
GreenPoint Financial                           69,000         2,880
HCC Insurance Holdings (A)                     51,000         1,225
Hibernia, Cl A                                240,400         4,806
Independence Community Bank                    44,550         1,118
Investors Financial Services (A)              303,220         8,208
LaBranche* (A)                                 72,000         1,458
Legg Mason                                     45,700         1,945
M & T Bank (A)                                 77,900         6,139
National Commerce Financial                   204,100         5,113
Neuberger Berman (A)                          107,255         2,891
New York Community Bancorp                     85,500         2,409
North Fork Bancorp (A)                         79,330         3,002
Ohio Casualty*                                 51,655           841
PMI Group                                      37,500         1,020
Protective Life (A)                            70,295         2,163
Radian Group (A)                               62,775         2,050
SEI Investments                                80,000         1,910
TCF Financial (A)                              33,000         1,397
W.R. Berkley                                   82,000         2,788
Westamerica Bancorporation                     31,000         1,249
                                                        -----------
                                                            103,103
                                                        -----------
HEALTH CARE - 14.3%
AdvancePCS* (A)                                78,600         1,771
Apria Healthcare Group* (A)                    73,800         1,739
Biomet                                         60,550         1,612
Celgene* (A)                                   96,800         1,630
Charles River Laboratories International* (A)  39,500         1,550
Covance*                                       47,300           926
Edwards Lifesciences* (A)                      51,400         1,315
Express Scripts* (A)                          122,245         6,665
First Health Group*                            58,000         1,573
Forest Laboratories, Cl A* (A)                 19,000         1,558
Gilead Sciences* (A)                          187,900         6,300
Health Net*                                   105,000         2,252
HealthSouth*                                  514,900         2,137
Henry Schein*                                  34,410         1,815
IDEC Pharmaceuticals* (A)                      93,100         3,866
IVAX*                                         112,000         1,374
King Pharmaceuticals*                         513,949         9,338
Laboratory Corporation of America
  Holdings* (A)                               173,000         5,844
Millennium Pharmaceuticals* (A)               216,900         2,022
Mylan Laboratories                            103,700         3,395

The accompanying notes are an integral part of the financial statements.

                                       76

DESCRIPTION                                    SHARES   VALUE (000)
-------------------------------------------------------------------
Omnicare (A)                                  264,250   $     5,581
Oxford Health Plans* (A)                       38,425         1,496
Priority Healthcare, Cl B* (A)                 60,705         1,530
Quest Diagnostics* (A)                         75,400         4,639
Teva Pharmaceutical Industries, ADR            21,270         1,425
Transkaryotic Therapies* (A)                   18,000           583
Triad Hospitals* (A)                          104,800         3,977
Universal Health Services* (A)                 55,400         2,834
                                                        -----------
                                                             80,747
                                                        -----------
INDUSTRIALS - 11.9%
AGCO* (A)                                      54,600         1,267
Albany International, Cl A                     65,450         1,242
ARAMARK, Cl B*                                225,235         4,730
Bisys Group* (A)                              291,400         4,869
C. H. Robinson Worldwide                       45,000         1,216
Career Education* (A)                          41,060         1,971
ChoicePoint*                                   15,000           534
CNF (A)                                        39,000         1,224
Concord EFS* (A)                              102,000         1,620
Corinthian Colleges*                           41,125         1,552
Dun & Bradstreet* (A)                         192,395         6,466
Expeditors International of Washington         82,650         2,309
FactSet Research Systems (A)                  232,070         6,161
Iron Mountain* (A)                            332,960         8,321
Kaydon                                         52,475         1,052
Kennametal                                     49,505         1,590
Manpower (A)                                   59,800         1,755
Nordson                                        36,395           864
Norfolk Southern                               85,100         1,718
PACCAR (A)                                     43,000         1,453
Pentair                                        40,045         1,488
Republic Services*                            406,400         7,640
Robert Half International* (A)                 70,700         1,122
SPX* (A)                                       33,400         3,370
Werner Enterprises                             88,715         1,631
                                                        -----------
                                                             67,165
                                                        -----------
INFORMATION TECHNOLOGY - 14.9%
Activision* (A)                                67,500         1,615
Acxiom* (A)                                   232,300         3,294
Affiliated Computer Services, Cl A* (A)       101,480         4,318
BMC Software*                                 105,000         1,372
Cadence Design Systems* (A)                   277,600         2,823
Diebold (A)                                    64,500         2,123
DoubleClick*                                  272,525         1,401
Exar*                                          86,105           995
Fairchild Semiconductor, Cl A* (A)            186,900         1,770
Fiserv*                                       295,385         8,294
Integrated Circuit Systems* (A)               207,740         3,262
Integrated Device Technology* (A)             549,150         5,733
International Rectifier* (A)                   77,000         1,203
Intersil, Cl A* (A)                           112,300         1,455
Kronos*                                       122,500         3,017
Lawson Software*                               66,455           235
Linear Technology                              47,000           974
Microchip Technology* (A)                     228,050         4,664
NetIQ* (A)                                    110,600         1,604
Network Associates* (A)                       136,600         1,452
Polycom*                                      287,210         1,950
Rational Software*                            278,800         1,204
RF Micro Devices* (A)                         121,800   $       731
Semtech*                                       76,775           745
Storage Technology*                            84,560           889
SunGard Data Systems*                         178,950         3,481
Symantec* (A)                                  48,500         1,631
Synopsys* (A)                                  49,600         1,892
Tech Data* (A)                                272,800         7,202
USA Interactive*                              354,700         6,874
Vishay Intertechnology* (A)                   329,060         2,896
Waters* (A)                                   113,000         2,740
                                                        -----------
                                                             83,839
                                                        -----------
MATERIALS - 1.6%
Airgas*                                        63,360           832
AK Steel Holding*                             108,425           793
Arch Coal (A)                                  81,300         1,346
Bowater (A)                                    42,805         1,511
Domtar                                        154,190         1,360
Pactiv*                                        68,100         1,120
RPM                                            29,000           408
Sonoco Products                                70,225         1,497
                                                        -----------
                                                              8,867
                                                        -----------
TELECOMMUNICATION SERVICES - 0.4%
CenturyTel (A)                                111,100         2,492
                                                        -----------
UTILITIES - 3.8%
ALLETE                                         74,000         1,598
Alliant Energy (A)                             85,985         1,655
Energy East                                   265,860         5,267
Kinder Morgan Fractional Shares (C)            76,640            --
Kinder Morgan (A)                              36,273         1,286
Kinder Morgan Management* (A)                 202,944         6,038
Pepco Holdings                                 72,345         1,443
Questar (A)                                   186,900         4,269
                                                        -----------
                                                             21,556
                                                        -----------
TOTAL COMMON STOCKS                                         540,859
                                                        -----------
RELATED PARTY MONEY MARKET FUND - 3.7%
First American Prime Obligations Fund (B)  20,954,309        20,954
                                                        -----------
TOTAL RELATED PARTY MONEY MARKET FUND                        20,954
                                                        -----------
TOTAL INVESTMENTS - 99.7%
   (Cost $606,497)                                          561,813
                                                        -----------
OTHER ASSETS AND LIABILITIES, NET - 0.3%                      1,631
                                                        -----------
TOTAL NET ASSETS - 100.0%                               $   563,444
                                                        -----------

* Non-income producing security

(A) This security or a portion of this security is out on loan at September 30, 2002. Total loaned securities had a market value of $246,716,863 at September 30, 2002. (Note 6)

(B) This money market fund is advised by U.S. Bancorp Asset Management, Inc., which also serves as advisor for this Fund. See also the notes to the financial statements.

(C) Security is valued at fair value under guidelines established and approved by the board of directors. Total fair valued securities had a value of $0, which represents 0.0% of total net assets at September 30, 2002. (Note 2)

ADR - American Depositary Receipt

Cl - Class

MID CAP GROWTH FUND

DESCRIPTION                                    SHARES   VALUE (000)
-------------------------------------------------------------------
COMMON STOCKS - 95.5%
CONSUMER DISCRETIONARY - 21.6%
99 Cents Only Stores*                          25,050   $       519
Abercrombie & Fitch* (A)                       42,300           832
Advanced Auto Parts* (A)                       13,850           730
Autozone* (A)                                  22,900         1,806
Bed Bath & Beyond* (A)                         66,900         2,179
Best Buy* (A)                                  33,650           751
Big Lots* (A)                                  77,550         1,228
BJ's Wholesale Club* (A)                       29,350           558
Blockbuster (A)                                45,750         1,135
Brinker International* (A)                     21,100           547
Centex                                         25,300         1,122
Cheesecake Factory*                            31,300           934
Coach* (A)                                     32,400           829
Cumulus Media*                                 36,600           646
Darden Restaurants (A)                         45,600         1,105
Dollar General                                100,650         1,351
Dollar Tree Stores*                            36,600           807
E.W. Scripps (A)                                8,500           589
Entercom Communications* (A)                   13,600           644
Family Dollar Stores                           52,450         1,410
Gentex* (A)                                    20,800           566
Harman International (A)                       19,950         1,032
Harrahs Entertainment*                         30,150         1,454
Hilton Hotels (A)                             116,550         1,326
International Game Technology* (A)             31,650         2,188
Jones Apparel Group* (A)                       23,400           718
Mandalay Resort Group* (A)                     48,050         1,612
Mattel                                        116,000         2,089
MGM MIRAGE* (A)                                27,050         1,009
Michael's Stores* (A)                          19,050           871
Mohawk Industries* (A)                         10,950           544
New York Times, Cl A (A)                       25,350         1,152
Newell Rubbermaid                              19,000           587
PETCO Animal Supplies*                         50,150         1,088
PETsMART*                                      49,750           886
RadioShack (A)                                 33,100           664
Rent-A-Center*                                 15,300           795
Ross Stores                                    14,900           531
Ruby Tuesday (A)                               55,550         1,043
Staples*                                       60,700           776
Starbucks* (A)                                 87,550         1,807
Starwood Hotels & Resorts Worldwide            28,950           646
Tiffany & Company (A)                          19,900           426
Univision Communications, Cl A* (A)            49,750         1,134
Wendy's International (A)                      12,500           414
Westwood One*                                  17,800           636
Williams-Sonoma* (A)                           42,000           992
Yum! Brands* (A)                               54,550         1,512
                                                        -----------
                                                             48,220
                                                        -----------
CONSUMER STAPLES - 2.2%
Clorox                                         13,200           530
Coca-Cola Enterprises (A)                      73,400         1,559
McCormick & Company                            29,900           682
Pepsi Bottling                                 60,100         1,406
Whole Foods Market* (A)                        15,450           662
                                                        -----------
                                                              4,839
                                                        -----------
ENERGY - 6.5%
BJ Services* (A)                               56,450   $     1,468
Cooper Cameron* (A)                            20,100           839
ENSCO International (A)                        43,800         1,097
Grant Prideco*                                122,750         1,048
Murphy Oil (A)                                  9,150           751
Nabors Industries* (A)                         26,650           873
National-Oilwell*                              51,000           988
Noble*                                         35,400         1,097
Ocean Energy                                   47,350           945
Patterson-UTI Energy* (A)                      33,050           843
Pioneer Natural Resources* (A)                 28,100           681
Pride International* (A)                       69,850           908
Smith International* (A)                       38,050         1,115
Weatherford International* (A)                 24,500           910
XTO Energy (A)                                 39,300           810
                                                        -----------
                                                             14,373
                                                        -----------
FINANCIALS - 6.6%
Affiliated Managers Group*                     12,450           555
Brown & Brown                                  40,950         1,229
City National (A)                              19,100           893
Commerce Bancorp (A)                           18,850           782
Compass Bancshares                             27,100           799
Dime Bancorp*                                 226,300            20
Doral Financial                                23,625           570
Federated Investors                            32,500           877
Hibernia, Cl A                                 29,350           587
Investors Financial Services (A)               31,050           841
Legg Mason (A)                                 28,350         1,207
Moody's (A)                                    44,200         2,144
New York Community Bancorp                     37,050         1,044
North Fork Bancorp                             19,250           728
Synovus Financial                              48,250           995
TCF Financial (A)                              17,460           739
Willis Group Holdings*                         21,400           717
                                                        -----------
                                                             14,727
                                                        -----------
HEALTH CARE - 27.4%
AdvancePCS*                                    26,750           603
Allergan (A)                                   40,400         2,198
AmerisourceBergen (A)                          24,550         1,753
AMN Healthcare Services*                       39,550           732
Andrx Group* (A)                               38,900           862
Anthem* (A)                                    35,100         2,282
Applera - Applied Biosystems Group             53,900           986
Barr Laboratories* (A)                         17,600         1,096
Beckman Coulter (A)                            23,200           898
Biogen*                                        43,150         1,263
Biomet                                         93,200         2,482
Boston Scientific*                             23,900           754
Caremark Rx* (A)                               92,350         1,570
Celgene* (A)                                   49,800           839
Cephalon* (A)                                  25,350         1,035
Charles River Laboratories International* (A)  33,150         1,301
Chiron* (A)                                    21,450           749
DENTSPLY International                         26,550         1,067
Diagnostic Products                            14,400           662
Express Scripts* (A)                           26,100         1,423
First Health Group* (A)                        47,200         1,280
Gilead Sciences* (A)                           73,900         2,478

The accompanying notes are an integral part of the financial statements.

                                       78

DESCRIPTION                                    SHARES   VALUE (000)
-------------------------------------------------------------------
Health Management Associates, Cl A* (A)       102,750   $     2,078
Henry Schein*                                  20,700         1,092
IDEC Pharmaceuticals* (A)                      34,600         1,437
IMS Health                                     29,550           442
Invitrogen* (A)                                31,100         1,060
King Pharmaceuticals*                         106,848         1,941
Laboratory Corporation of America
  Holdings* (A)                                42,300         1,429
Lincare Holdings* (A)                          41,150         1,277
McKesson HBOC                                  78,250         2,217
MedImmune*                                     64,000         1,339
Mid Atlantic Medical Services*                 19,100           691
Millennium Pharmaceuticals*                    49,800           464
Mylan Laboratories                             38,600         1,264
Oxford Health Plans*                           23,400           911
Quest Diagnostics* (A)                         28,800         1,772
SICOR*                                         36,250           551
St. Jude Medical*                              51,750         1,848
STERIS*                                        21,350           532
Stryker (A)                                    43,950         2,532
Triad Hospitals* (A)                           25,450           966
Universal Health Services* (A)                 13,850           708
Varian Medical Systems*                        36,850         1,584
WellPoint Health Networks* (A)                 35,350         2,591
Zimmer Holdings*                               55,600         2,132
                                                        -----------
                                                             61,171
                                                        -----------
INDUSTRIALS - 11.1%
AGCO* (A)                                      36,250           841
Alliant Techsystems*                           10,900           755
American Standard* (A)                         12,000           763
Apollo Group, Cl A* (A)                        35,700         1,550
Avery Dennison (A)                             21,300         1,214
Bisys Group* (A)                               37,150           621
C. H. Robinson Worldwide                       33,600           908
Career Education* (A)                          26,250         1,260
ChoicePoint* (A)                               28,116         1,002
Cintas (A)                                     29,050         1,218
Concord EFS* (A)                               40,750           647
Cooper Tire & Rubber                           28,350           458
Danaher                                        14,700           836
Deluxe                                         14,450           651
Education Management*                          16,500           730
Equifax                                        67,400         1,465
Expeditors International of Washington         23,250           650
Fastenal (A)                                   17,050           538
Flowserve* (A)                                 53,950           540
H&R Block (A)                                  43,900         1,844
L-3 Communications Holdings* (A)               30,600         1,613
Manpower (A)                                   21,350           626
Molex, CI A (A)                                52,400         1,232
Pitney Bowes                                   22,250           678
Swift Transportation* (A)                      48,300           754
University of Phoenix Online*                  15,000           482
Weight Watchers International*                 21,100           915
                                                        -----------
                                                             24,791
                                                        -----------
INFORMATION TECHNOLOGY - 16.3%
Activision* (A)                                25,500           610
Adobe Systems                                  34,300           655
Affiliated Computer Services, Cl A* (A)        26,400         1,123
Altera*                                        87,300           757
Amazon.com* (A)                                70,400   $     1,122
ATI Technologies*                             129,500           646
Atmel*                                        492,750           522
BEA Systems*                                  106,650           552
Broadcom, Cl A* (A)                            27,600           295
Brocade Communications Systems* (A)            51,850           390
Cadence Design Systems* (A)                    37,950           386
Citrix Systems*                               152,300           918
Cognos*                                        36,050           606
Cymer* (A)                                     14,964           279
Electronic Arts* (A)                           31,250         2,061
Emulex* (A)                                    53,400           601
Fair, Isaac & Company (A)                      17,350           567
Fairchild Semiconductor International, Cl A*   61,400           582
Fiserv*                                        44,750         1,257
Integrated Circuit Systems* (A)                34,250           538
Intersil, Cl A* (A)                            70,350           912
Intuit*                                        56,700         2,582
Jabil Circuit* (A)                             33,850           500
KLA-Tencor* (A)                                30,800           861
Lam Research* (A)                              40,600           361
Lexmark International Group, Cl A* (A)         17,800           837
Marvell Technology Group* (A)                  33,900           537
Microchip Technology* (A)                      72,350         1,480
MKS Instruments*                               37,950           414
Network Appliance* (A)                         94,000           689
Network Associates* (A)                        77,400           823
Novellus Systems* (A)                          19,850           413
PeopleSoft*                                    83,400         1,032
PMC-Sierra* (A)                                18,600            72
QLogic* (A)                                    19,900           518
Rational Software*                             82,950           358
RF Micro Devices* (A)                         115,900           695
Semtech*                                       67,550           655
Siebel Systems*                               114,250           657
SunGard Data Systems*                          97,500         1,896
Symantec* (A)                                  32,600         1,096
Synopsys* (A)                                  11,550           441
Teradyne* (A)                                  25,100           241
USA Interactive*                               32,750           635
VERITAS Software* (A)                          99,800         1,464
Vishay Intertechnology* (A)                    50,950           448
Yahoo!* (A)                                   125,500         1,201
                                                        -----------
                                                             36,285
                                                        -----------
MATERIALS - 2.8%
Ball                                           11,500           580
Ecolab (A)                                     51,950         2,168
Newmont Mining (A)                             80,000         2,201
PPG Industries                                 13,200           590
Sigma-Aldrich (A)                              14,450           712
                                                        -----------
                                                              6,251
                                                        -----------
TELECOMMUNICATION SERVICES - 1.0%
Citizens Communications* (A)                   99,100           672
Nextel Communications, Cl A* (A)              206,050         1,556
                                                        -----------
                                                              2,228
                                                        -----------
TOTAL COMMON STOCKS                                         212,885
                                                        -----------

                                       79

DESCRIPTION                                    SHARES   VALUE (000)
-------------------------------------------------------------------
RELATED PARTY MONEY MARKET FUND - 6.2%
First American Prime Obligations Fund (B)  13,872,208   $    13,872
                                                        -----------
TOTAL RELATED PARTY MONEY MARKET FUND                        13,872
                                                        -----------
TOTAL INVESTMENTS - 101.7%
   (Cost $252,655)                                          226,757
                                                        -----------
OTHER ASSETS AND LIABILITIES, NET - (1.7)%                   (3,840)
                                                        -----------
TOTAL NET ASSETS - 100.0%                               $   222,917
                                                        -----------

* Non-income producing security

(A) This security or a portion of this security is out on loan at September 30, 2002. Total loaned securities had a market value of $106,227,087 at September 30, 2002. (Note 6)

(B) This money market fund is advised by U.S. Bancorp Asset Management, Inc., which also serves as advisor for this Fund. See also the notes to the financial statements.

Cl - Class

MID CAP VALUE FUND

DESCRIPTION                                    SHARES   VALUE (000)
-------------------------------------------------------------------
COMMON STOCKS - 97.1%
CONSUMER DISCRETIONARY - 16.8%
Autozone* (A)                                  22,300   $     1,759
Best Buy* (A)                                  52,300         1,167
Black & Decker (A)                             73,700         3,090
Delphi Automotive Systems                     240,500         2,056
Eastman Kodak (A)                             115,600         3,149
Federated Department Stores* (A)              111,500         3,283
Foot Locker* (A)                              156,600         1,564
Fortune Brands                                 58,500         2,766
Hearst-Argyle Television*                      67,900         1,687
Hilton Hotels (A)                             277,800         3,161
Johnson Controls                               27,400         2,105
Jones Apparel Group* (A)                      105,300         3,233
Knight-Ridder                                  41,800         2,358
Lear* (A)                                      69,300         2,886
Lennar (A)                                     44,100         2,460
Mattel                                        165,800         2,986
New York Times, Cl A (A)                       33,000         1,500
Newell Rubbermaid (A)                         114,000         3,519
Office Depot* (A)                             141,200         1,742
Park Place Entertainment* (A)                 229,200         1,822
                                                        -----------
                                                             48,293
                                                        -----------
CONSUMER STAPLES - 5.7%
Alberto-Culver, Cl B (A)                       35,000         1,716
Albertson's (A)                                57,100         1,380
Archer-Daniels-Midland                        132,275         1,655
Bunge Limited                                  96,700         2,340
Clorox                                         62,400         2,507
ConAgra Foods (A)                              64,900         1,613
Dean Foods* (A)                                53,800         2,140
Hershey Foods                                  20,000         1,241
McCormick & Company (A)                        76,500         1,744
                                                        -----------
                                                             16,336
                                                        -----------
ENERGY - 6.4%
Amerada Hess (A)                               31,600         2,145
Apache (A)                                     60,550         3,600
ENSCO International (A)                        74,800         1,873
Equitable Resources                            86,600         2,992
Kerr-McGee (A)                                 55,500         2,411
Marathon Oil                                   66,000         1,497
Murphy Oil (A)                                 33,100         2,716
Valero Energy (A)                              42,800         1,133
                                                        -----------
                                                             18,367
                                                        -----------
FINANCIALS - 28.1%
ACE (A)                                        51,700         1,531
AMB Property                                   84,800         2,451
Ambac Financial Group (A)                      31,500         1,698
AmSouth Bancorp                               121,700         2,524
AON (A)                                        42,700           875
Apartment Investment & Management (A)          20,900           812
Bear Stearns (A)                               62,600         3,531
Boston Properties (A)                          84,700         3,151
Charter One Financial                         105,525         3,136
Cincinnati Financial                           58,700         2,089
City National (A)                              67,400         3,152
Compass Bancshares                            135,700         4,002
Countrywide Credit Industries (A)              50,700         2,390

The accompanying notes are an integral part of the financial statements.

                                       80

DESCRIPTION                                    SHARES   VALUE (000)
-------------------------------------------------------------------
Cullen/Frost Bankers                           77,000   $     2,630
E*TRADE Group* (A)                            257,500         1,146
Equity Office Properties Trust (REIT)          69,700         1,800
General Growth Properties (REIT) (A)           67,100         3,456
Golden West Financial                          36,000         2,238
Hibernia, Cl A                                155,100         3,100
Marshall & Ilsley                             136,900         3,818
MGIC Investment (A)                            28,000         1,143
National Commerce Financial (A)                97,900         2,452
Old Republic International                     55,400         1,572
Principal Financial Group* (A)                 54,100         1,416
ProLogis                                      130,400         3,248
Protective Life (A)                            53,100         1,634
SAFECO                                         75,600         2,403
Simon Property Group (A)                       91,600         3,273
SouthTrust                                    137,300         3,330
Torchmark                                      45,400         1,555
Union Planters                                108,200         2,971
UnumProvident (A)                             157,100         3,197
Zions Bancorporation                           69,300         3,017
                                                        -----------
                                                             80,741
                                                        -----------
HEALTH CARE - 4.6%
AmerisourceBergen (A)                          37,500         2,678
Becton Dickinson & Company                    119,700         3,399
Health Management Associates, Cl A* (A)       122,100         2,469
Manor Care* (A)                               107,700         2,421
Priority Healthcare, Cl B* (A)                 84,800         2,137
                                                        -----------
                                                             13,104
                                                        -----------
INDUSTRIALS - 10.3%
AGCO* (A)                                      93,900         2,178
American Standard* (A)                         32,700         2,080
ARAMARK, Cl B*                                107,000         2,247
CSX (A)                                        67,600         1,783
Dover                                          76,800         1,949
ITT Industries                                 40,300         2,512
Kennametal                                     50,000         1,606
Masco (A)                                      31,900           624
Northrop Grumman (A)                           13,900         1,724
Parker Hannifin (A)                            56,900         2,174
Pentair                                        46,700         1,736
Pitney Bowes                                   54,500         1,662
Rockwell Collins                               91,100         1,999
SPX* (A)                                       25,500         2,573
Swift Transportation*                          89,200         1,392
Viad                                           61,100         1,248
                                                        -----------
                                                             29,487
                                                        -----------
INFORMATION TECHNOLOGY - 6.7%
3Com*                                         480,900         1,895
Apple Computer* (A)                            89,600         1,299
Arrow Electronics* (A)                         59,300           749
Celestica*                                     40,500           531
Computer Associates International (A)         160,600         1,542
Computer Sciences* (A)                         41,200         1,145
Fairchild Semiconductor International,
  Cl A* (A)                                    94,500           895
Fisher Scientific International* (A)           61,300         1,860
Harris                                         41,600         1,393
JDS Uniphase* (A)                             423,400           825
Microchip Technology* (A)                      83,500         1,708
NCR* (A)                                       74,700   $     1,479
PeopleSoft*                                    93,100         1,152
SunGard Data Systems*                          39,700           772
Vishay Intertechnology* (A)                   119,200         1,049
Xerox* (A)                                    179,800           890
                                                        -----------
                                                             19,184
                                                        -----------
MATERIALS - 6.7%
Air Products and Chemicals                     51,800         2,176
Boise Cascade                                  63,800         1,455
Cabot                                          96,900         2,035
Eastman Chemical                               40,000         1,527
Georgia-Pacific                               103,000         1,348
Lyondell Chemical (A)                         114,200         1,364
Nucor                                          44,700         1,694
OM Group (A)                                   28,949         1,239
Phelps Dodge* (A)                              47,000         1,205
Rohm & Haas (A)                                65,300         2,024
Temple-Inland (A)                              49,700         1,920
Vulcan Materials (A)                           36,200         1,309
                                                        -----------
                                                             19,296
                                                        -----------
TELECOMMUNICATION SERVICES - 0.9%
CenturyTel (A)                                114,700         2,573
                                                        -----------
UTILITIES - 10.9%
Cinergy (A)                                    52,600         1,653
Consolidated Edison (A)                        92,900         3,736
Constellation Energy (A)                       86,000         2,132
DTE Energy (A)                                 59,400         2,418
Edison International* (A)                     124,800         1,248
Entergy (A)                                   101,500         4,222
FirstEnergy (A)                                72,100         2,155
FPL Group (A)                                  59,300         3,190
KeySpan (A)                                   104,900         3,514
Kinder Morgan Management*                      54,700         1,627
Pinnacle West                                  36,000           999
PPL                                            52,000         1,692
Progress Energy* (A)                           67,400         2,755
                                                        -----------
                                                             31,341
                                                        -----------
TOTAL COMMON STOCKS                                         278,722
                                                        -----------
RELATED PARTY MONEY MARKET FUND - 2.5%
First American Prime Obligations Fund (B)   7,056,833         7,057
                                                        -----------
TOTAL RELATED PARTY MONEY MARKET FUND                         7,057
                                                        -----------
TOTAL INVESTMENTS - 99.6%
   (Cost $310,893)                                          285,779
                                                        -----------
OTHER ASSETS AND LIABILITIES, NET - 0.4%                      1,069
                                                        -----------
TOTAL NET ASSETS - 100.0%                               $   286,848
                                                        -----------

* Non-income producing security

(A) This security or a portion of this security is out on loan at September 30, 2002. Total loaned securities had a market value of $141,765,862 at September 30, 2002. (Note 6)

(B) This money market fund is advised by U.S. Bancorp Asset Management, Inc., which also serves as advisor for this Fund. See also the notes to the financial statements.

Cl - Class

REIT - Real Estate Investment Trust

STATEMENTS OF ASSETS AND LIABILITIES SEPTEMBER 30, 2002, IN THOUSANDS, EXCEPT PER SHARE DATA

                                                                             MID CAP        MID CAP       MID CAP
                                                                           CORE FUND    GROWTH FUND    VALUE FUND
-----------------------------------------------------------------------------------------------------------------
ASSETS:
Investments in securities, at value*                                       $ 561,813    $   226,757    $  285,779
Cash                                                                             188            519            --
Collateral for securities loaned, at value                                   260,300        111,674       148,584
Dividends and interest receivable                                                218             71           414
Capital shares sold                                                              574             95           219
Receivable for securities sold                                                 5,558          1,721           797
Other receivables                                                                  6              1            --
Prepaid expenses and other assets                                                 22             17            19
-----------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                 828,679        340,855       435,812
=================================================================================================================
LIABILITIES:
Bank overdraft                                                                    --             --             1
Capital shares redeemed                                                          746            343           125
Payable upon return of securities loaned                                     260,300        111,674       148,584
Payable for securities purchased                                               3,747          5,709            --
Payable for advisory, co-administration, and custodian fees                      418            190           238
Distribution and shareholder servicing fees                                       22             18            13
Accrued expenses and other liabilities                                             2              4             3
-----------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                            265,235        117,938       148,964
=================================================================================================================
NET ASSETS                                                                 $ 563,444    $   222,917    $  286,848
=================================================================================================================
COMPOSITION OF NET ASSETS:
Portfolio capital                                                          $ 657,268    $   472,351    $  414,836
Undistributed net investment income (loss)                                        (4)            --            --
Accumulated net realized loss                                                (49,136)      (223,536)     (102,874)
Net unrealized depreciation of investments                                   (44,684)       (25,898)      (25,114)
-----------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                 $ 563,444    $   222,917    $  286,848
=================================================================================================================
*Investments in securities, at cost                                        $ 606,497    $   252,655    $  310,893

CLASS A:
Net assets                                                                 $  75,002    $    58,896    $   13,083
Shares issued and outstanding ($0.0001 par value -- 2 billion authorized)      2,836         13,538           985
Net asset value and redemption price per share                             $   26.45    $      4.35    $    13.29
Maximum offering price per share (A)                                       $   27.99    $      4.60    $    14.06

CLASS B:
Net assets                                                                 $   4,227    $     2,578    $   10,410
Shares issued and outstanding ($0.0001 par value -- 2 billion authorized)        165            622           806
Net asset value and offering price per share (C)                           $   25.56    $      4.14    $    12.92

CLASS C:
Net assets                                                                 $   1,136    $     3,742    $    3,207
Shares issued and outstanding ($0.0001 par value -- 2 billion authorized)         43            896           243
Net asset value per share (C)                                              $   26.29    $      4.18    $    13.17
Maximum offering price per share (B)                                       $   26.56    $      4.22    $    13.30

CLASS S:
Net assets                                                                 $   5,869    $        13    $      158
Shares issued and outstanding ($0.0001 par value -- 2 billion authorized)        222              3            12
Net asset value, offering price, and redemption price per share            $   26.43    $      4.35    $    13.29

CLASS Y:
Net assets                                                                 $ 477,210    $   157,688    $  259,990
Shares issued and outstanding ($0.0001 par value -- 2 billion authorized)     17,515         35,232        19,506
Net asset value, offering price, and redemption price per share            $   27.25    $      4.48    $    13.33
-----------------------------------------------------------------------------------------------------------------

 (A) The offering price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 5.50%.

 (B) The offering price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 1.00%.

 (C) Class B and C have a contingent deferred sales charge. For a description of a possible redemption charge, see the notes to the financial statements.

The accompanying notes are an integral part of the financial statements.

STATEMENTS OF OPERATIONS FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2002, IN THOUSANDS

                                                                             MID CAP        MID CAP       MID CAP
                                                                           CORE FUND    GROWTH FUND    VALUE FUND
-----------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest                                                                   $     562    $       264    $      253
Dividends                                                                      4,326            636         5,734
Less: Foreign taxes withheld                                                      (7)            --            (6)
Securities lending                                                               202            153            75
Other income                                                                     405              8           890
-----------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                        5,488          1,061         6,946
=================================================================================================================
EXPENSES:
Investment advisory fees                                                       4,356          2,289         2,383
Co-administration fees and expenses (including per account transfer
  agency fees                                                                  1,722          1,117           953
Custodian fees                                                                    62             33            34
Directors' fees                                                                    8              4            10
Registration fees                                                                 70             25            31
Professional fees                                                                 11              6             4
Printing                                                                          40              6            15
Other                                                                             10              4             3
Distribution and shareholder servicing fees - Class A                            227            236            38
Distribution and shareholder servicing fees - Class B                             40             38           126
Distribution and shareholder servicing fees - Class C                              4             60            37
Shareholder servicing fees - Class S                                              14             --            --
-----------------------------------------------------------------------------------------------------------------
TOTAL EXPENSES                                                                 6,564          3,818         3,634
=================================================================================================================
Less: Waiver of expenses                                                        (369)          (378)         (196)
-----------------------------------------------------------------------------------------------------------------
TOTAL NET EXPENSES                                                             6,195          3,440         3,438
=================================================================================================================
INVESTMENT INCOME (LOSS) - NET                                                  (707)        (2,379)        3,508
=================================================================================================================
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS - NET:
Net realized gain (loss) on investments                                      (33,072)       (95,549)        3,174
Net change in unrealized appreciation or depreciation of investments         (19,320)        33,512       (11,284)
-----------------------------------------------------------------------------------------------------------------
NET LOSS ON INVESTMENTS                                                      (52,392)       (62,037)       (8,110)
=================================================================================================================
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                       $ (53,099)   $   (64,416)   $   (4,602)
=================================================================================================================

The accompanying notes are an integral part of the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS IN THOUSANDS

                                                                                                   MID CAP
                                                                                                 CORE FUND
----------------------------------------------------------------------------------------------------------
                                                                         10/1/01      11/1/00      11/1/99
                                                                              TO           TO           TO
                                                                         9/30/02      9/30/01     10/31/00
----------------------------------------------------------------------------------------------------------
OPERATIONS:
Investment income (loss) - net                                         $    (707)   $      45    $    (922)
Net realized gain (loss) on investments                                  (33,072)      (9,530)     217,428
Net change in unrealized appreciation or depreciation of investments     (19,320)    (110,074)     (27,891)
----------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations          (53,099)    (119,559)     188,615
----------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment income - net:
    Class A                                                                   --           --           --
    Class B                                                                   --           --           --
    Class C                                                                   --           --           --
    Class S                                                                   --           --           --
    Class Y                                                                   --           --           --
Net realized gain on investments (3):
    Class A                                                                   --      (35,265)      (1,850)
    Class B                                                                   --         (251)          (3)
    Class C                                                                   --           --           --
    Class Y                                                                   --     (138,433)      (6,917)
Tax return of capital (4)
    Class A                                                                   --           --           --
    Class B                                                                   --           --           --
    Class C                                                                   --           --           --
    Class Y                                                                   --           --           --
----------------------------------------------------------------------------------------------------------
Total distributions                                                           --     (173,949)      (8,770)
==========================================================================================================
CAPITAL SHARE TRANSACTIONS (1):
Class A:
    Proceeds from sales                                                   15,490        5,868        4,908
    Reinvestment of distributions                                             --       34,561        1,829
    Payments for redemptions                                             (17,177)     (10,599)     (31,499)
----------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from Class A transactions               (1,687)      29,830      (24,762)
----------------------------------------------------------------------------------------------------------
Class B
    Proceeds from sales                                                    2,886        2,876          466
    Reinvestment of distributions                                             --          186            3
    Payments for redemptions                                                (627)        (323)         (33)
----------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from Class B transactions                2,259        2,739          436
----------------------------------------------------------------------------------------------------------
Class C
    Proceeds from sales                                                    1,470           --           --
    Reinvestment of distributions                                             --           --           --
    Payments for redemptions                                                (137)          --           --
----------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from Class C transactions                1,333           --           --
==========================================================================================================
Class S (2)
    Proceeds from sales                                                    6,770        2,025           --
    Reinvestment of distributions                                             --           --           --
    Payments for redemptions                                              (1,699)        (344)          --
----------------------------------------------------------------------------------------------------------
Increase in net assets from Class S transactions                           5,071        1,681           --
----------------------------------------------------------------------------------------------------------
Class Y (2)
    Proceeds from sales                                                  216,825      399,904      145,630
    Reinvestment of distributions                                             --      122,644        6,230
    Payments for redemptions                                             (99,742)    (315,411)    (218,605)
----------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from Class Y transactions              117,083      207,137      (66,745)
----------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions        124,059      241,387      (91,071)
----------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                   70,960      (52,121)      88,774
NET ASSETS AT BEGINNING OF FISCAL PERIOD                                 492,484      544,605      455,831
==========================================================================================================
NET ASSETS AT END OF FISCAL PERIOD                                     $ 563,444    $ 492,484    $ 544,605
==========================================================================================================
UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) AT END OF FISCAL PERIOD     $      (4)   $      (5)   $      (5)
==========================================================================================================

                                       84

                                                                                      MID CAP                   MID CAP
                                                                                  GROWTH FUND                VALUE FUND
-----------------------------------------------------------------------------------------------------------------------
                                                                         10/1/01      10/1/00      10/1/01      10/1/00
                                                                              TO           TO           TO           TO
                                                                         9/30/02      9/30/01      9/30/02      9/30/01
-----------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Investment income (loss) - net                                         $  (2,379)   $  (1,331)   $   3,508    $   2,922
Net realized gain (loss) on investments                                  (95,549)    (126,340)       3,174       28,350
Net change in unrealized appreciation or depreciation of investments      33,512     (185,161)     (11,284)     (51,162)
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations          (64,416)    (312,832)      (4,602)     (19,890)
-----------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment income - net:
    Class A                                                                   --           --         (100)         (95)
    Class B                                                                   --           --          (10)         (21)
    Class C                                                                   --           --           (2)          (4)
    Class S                                                                   --           --           (1)          --
    Class Y                                                                   --           --       (2,700)      (2,673)
Net realized gain on investments (3):
    Class A                                                                   --      (93,172)          --           --
    Class B                                                                   --       (1,853)          --           --
    Class C                                                                   --       (2,270)          --           --
    Class Y                                                                   --     (126,486)          --           --
Tax return of capital (4)
    Class A                                                                   --           --          (36)          --
    Class B                                                                   --           --          (29)          --
    Class C                                                                   --           --           (9)          --
    Class Y                                                                   --           --         (718)          --
-----------------------------------------------------------------------------------------------------------------------
Total distributions                                                           --     (223,781)      (3,605)      (2,793)
=======================================================================================================================
CAPITAL SHARE TRANSACTIONS (1):
Class A:
    Proceeds from sales                                                    8,885       61,110        5,726        4,892
    Reinvestment of distributions                                             --       92,311          132           93
    Payments for redemptions                                             (36,199)    (107,971)      (5,952)      (4,121)
-----------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from Class A transactions              (27,314)      45,450          (94)         864
-----------------------------------------------------------------------------------------------------------------------
Class B
    Proceeds from sales                                                      896        3,176        1,753        1,758
    Reinvestment of distributions                                             --        1,820           38           19
    Payments for redemptions                                                (952)      (1,406)      (2,335)      (2,202)
-----------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from Class B transactions                  (56)       3,590         (544)        (425)
-----------------------------------------------------------------------------------------------------------------------
Class C
    Proceeds from sales                                                      996        8,014          832        2,695
    Reinvestment of distributions                                             --        2,263           11            4
    Payments for redemptions                                              (2,322)      (2,679)        (829)        (495)
-----------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from Class C transactions               (1,326)       7,598           14        2,204
=======================================================================================================================
Class S (2)
    Proceeds from sales                                                       21           --          137           43
    Reinvestment of distributions                                             --           --           --           --
    Payments for redemptions                                                  --           --           --           --
-----------------------------------------------------------------------------------------------------------------------
Increase in net assets from Class S transactions                              21           --          137           43
-----------------------------------------------------------------------------------------------------------------------
Class Y (2)
    Proceeds from sales                                                   73,658      191,317       61,416      102,985
    Reinvestment of distributions                                             --       96,331        2,137        1,102
    Payments for redemptions                                             (97,285)    (104,958)     (88,193)     (66,529)
-----------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from Class Y transactions              (23,627)     182,690      (24,640)      37,558
-----------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions        (52,302)     239,328      (25,127)      40,244
-----------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                 (116,718)    (297,285)     (33,334)      17,561
NET ASSETS AT BEGINNING OF FISCAL PERIOD                                 339,635      636,920      320,182      302,621
=======================================================================================================================
NET ASSETS AT END OF FISCAL PERIOD                                     $ 222,917    $ 339,635    $ 286,848    $ 320,182
=======================================================================================================================
UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) AT END OF FISCAL PERIOD     $      --    $      --    $      --    $     194
=======================================================================================================================

 (1) See Note 4 in notes to the financial statements for additional information.

 (2) On September 24, 2001, Class Y and Institutional Class of Mid Cap Core Fund were redesignated as Class S and Class Y, respectively.

 (3) Includes distributions in excess of net realized gains of $1,793 and $4,952 for the period ended September 30, 2001, for Mid Cap Growth and Mid Cap Core Fund, respectively.

 (4) Distributions from tax return of capital for the Mid Cap Value Fund Class S were less than $1,000 for the fiscal year ended September 30, 2002.

The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS ENDED SEPTEMBER 30, UNLESS OTHERWISE INDICATED.

                                                                         REALIZED AND
                                            NET ASSET                      UNREALIZED                     NET ASSET
                                                VALUE             NET        GAINS OR    DISTRIBUTIONS        VALUE
                                            BEGINNING      INVESTMENT     (LOSSES) ON             FROM       END OF
                                            OF PERIOD   INCOME (LOSS)     INVESTMENTS    CAPITAL GAINS       PERIOD
-------------------------------------------------------------------------------------------------------------------
MID CAP CORE FUND (1)
Class A
   2002                                     $   28.33   $       (0.11)   $      (1.77)   $          --    $   26.45
   2001 (2) (3)                                 54.63           (0.06)          (8.40)          (17.84)       28.33
   2000 (2)                                     37.80           (0.18)          17.80            (0.79)       54.63
   1999 (2)                                     37.59           (0.08)           0.60            (0.31)       37.80
   1998 (2)                                     44.36           (0.24)          (2.07)           (4.46)       37.59
Class B
   2002                                     $   27.59   $       (0.18)   $      (1.85)   $          --    $   25.56
   2001 (2) (3)                                 53.97           (0.29)          (8.25)          (17.84)       27.59
   2000 (2)                                     37.63           (0.53)          17.66            (0.79)       53.97
   1999 (2) (4)                                 37.57           (0.23)           0.29               --        37.63
Class C
   2002                                     $   28.33   $       (0.10)   $      (1.94)   $          --    $   26.29
   2001 (2) (5)                                 27.40              --            0.93               --        28.33
Class S
   2002                                     $   28.29   $       (0.07)   $      (1.79)   $          --    $   26.43
   2001 (2) (6)                                 35.75           (0.06)          (7.40)              --        28.29
Class Y
   2002                                     $   29.11   $       (0.05)   $      (1.81)   $          --    $   27.25
   2001 (2) (3)                                 55.52            0.02           (8.59)          (17.84)       29.11
   2000 (2)                                     38.32           (0.05)          18.04            (0.79)       55.52
   1999 (2)                                     38.01            0.02            0.60            (0.31)       38.32
   1998 (2)                                     44.70           (0.14)          (2.09)           (4.46)       38.01
-------------------------------------------------------------------------------------------------------------------
MID CAP GROWTH FUND (7)
Class A
   2002                                     $    5.63   $       (0.12)   $      (1.16)   $          --    $    4.35
   2001 (2)                                     18.88           (0.04)          (6.36)           (6.85)        5.63
   2000                                         12.87           (0.12)           8.80            (2.67)       18.88
   1999                                         11.80           (0.07)           3.40            (2.26)       12.87
   1998                                         15.25           (0.09)          (1.80)           (1.56)       11.80
Class B
   2002                                     $    5.41   $       (0.11)   $      (1.16)   $          --    $    4.14
   2001 (2)                                     18.51           (0.10)          (6.15)           (6.85)        5.41
   2000                                         12.75           (0.16)           8.59            (2.67)       18.51
   1999                                         11.78           (0.10)           3.33            (2.26)       12.75
   1998 (8)                                     13.86           (0.01)          (2.07)              --        11.78
Class C
   2002                                     $    5.46   $       (0.13)   $      (1.15)   $          --    $    4.18
   2001 (2)                                     18.61           (0.09)          (6.21)           (6.85)        5.46
   2000                                         12.80           (0.14)           8.62            (2.67)       18.61
   1999 (9)                                     12.43           (0.06)           0.43               --        12.80
Class S
   2002                                     $    5.63   $       (0.04)   $      (1.24)   $          --    $    4.35
   2001 (2) (5)                                  5.53              --            0.10               --         5.63
Class Y
   2002                                     $    5.79   $       (0.03)   $      (1.28)   $          --    $    4.48
   2001 (2)                                     19.14           (0.02)          (6.48)           (6.85)        5.79
   2000                                         12.99           (0.08)           8.90            (2.67)       19.14
   1999                                         11.87           (0.03)           3.41            (2.26)       12.99
   1998                                         15.29           (0.04)          (1.82)           (1.56)       11.87
-------------------------------------------------------------------------------------------------------------------

                                       86

                                                                                                                RATIO OF
                                                                                            RATIO OF NET     EXPENSES TO
                                                                              RATIO OF        INVESTMENT         AVERAGE
                                                             NET ASSETS    EXPENSES TO     INCOME (LOSS)      NET ASSETS
                                                  TOTAL          END OF        AVERAGE        TO AVERAGE      (EXCLUDING
                                            RETURN (10)    PERIOD (000)     NET ASSETS        NET ASSETS        WAIVERS)
------------------------------------------------------------------------------------------------------------------------
MID CAP CORE FUND (1)
Class A
   2002                                           (6.64)%  $     75,002           1.20%            (0.34)%          1.26%
   2001 (2) (3)                                  (20.00)         82,043           1.20             (0.19)           1.22
   2000 (2)                                       47.23         108,326           1.20             (0.38)           1.22
   1999 (2)                                        1.31          95,758           1.19             (0.21)           1.21
   1998 (2)                                       (5.91)        136,146           1.13             (0.57)           1.20
Class B
   2002                                           (7.36)%  $      4,227           1.95%            (1.08)%          2.01%
   2001 (2) (3)                                  (20.60)          2,606           1.94             (0.95)           1.97
   2000 (2)                                       46.13             666           1.95             (1.13)           1.97
   1999 (2) (4)                                    0.16             126           1.95             (0.89)           1.97
Class C
   2002                                           (7.20)%  $      1,136           1.95%            (1.07)%          2.01%
   2001 (2) (5)                                    3.39              --             --                --              --
Class S
   2002                                           (6.58)%  $      5,869           1.20%            (0.33)%          1.26%
   2001 (2) (6)                                  (20.87)          1,484           1.19             (0.24)           1.23
Class Y
   2002                                           (6.39)%  $    477,210           0.95%            (0.08)%          1.01%
   2001 (2) (3)                                  (19.84)        406,349           0.95              0.06            0.97
   2000 (2)                                       47.56         435,613           0.95             (0.13)           0.97
   1999 (2)                                        1.56         359,947           0.94              0.04            0.96
   1998 (2)                                       (5.66)        464,858           0.88             (0.32)           0.95
------------------------------------------------------------------------------------------------------------------------
MID CAP GROWTH FUND (7)
Class A
   2002                                          (22.74)%  $     58,896           1.20%            (0.89)%          1.32%
   2001 (2)                                      (49.38)        102,837           1.15             (0.40)           1.19
   2000                                           76.44         264,570           1.15             (0.70)           1.17
   1999                                           31.69         165,072           1.14             (0.48)           1.19
   1998                                          (13.05)        188,763           1.18             (0.60)           1.34
Class B
   2002                                          (23.47)%  $      2,578           1.95%            (1.64)%          2.07%
   2001 (2)                                      (49.65)          3,518           1.90             (1.17)           1.94
   2000                                           75.14           4,812           1.90             (1.45)           1.92
   1999                                           30.66             360           1.89             (1.26)           1.98
   1998 (8)                                      (15.01)             17           1.87             (1.12)           1.87
Class C
   2002                                          (23.44)%  $      3,742           1.95%            (1.64)%          2.07%
   2001 (2)                                      (49.73)          6,246           1.91             (1.17)           1.95
   2000                                           75.10           5,971           1.90             (1.45)           1.92
   1999 (9)                                        3.06             466           1.89              1.27            1.98
Class S
   2002                                          (22.74)%  $         13           1.20%            (0.90)%          1.32%
   2001 (2) (5)                                    1.81              --             --                --              --
Class Y
   2002                                          (22.63)%  $    157,688           0.95%            (0.64)%          1.07%
   2001 (2)                                      (49.22)        227,035           0.90             (0.17)           0.94
   2000                                           76.88         361,567           0.90             (0.46)           0.92
   1999                                           31.97         211,527           0.89             (0.25)           0.96
   1998                                          (12.79)         73,356           0.87             (0.27)           0.87
------------------------------------------------------------------------------------------------------------------------

                                                 RATIO OF NET
                                                   INVESTMENT
                                                INCOME (LOSS)
                                               TO AVERAGE NET     PORTFOLIO
                                            ASSETS (EXCLUDING      TURNOVER
                                                     WAIVERS)          RATE
---------------------------------------------------------------------------
MID CAP CORE FUND (1)
Class A
   2002                                                 (0.40)%         162%
   2001 (2) (3)                                         (0.21)          204
   2000 (2)                                             (0.40)          205
   1999 (2)                                             (0.23)          140
   1998 (2)                                             (0.64)           77
Class B
   2002                                                 (1.14)%         162%
   2001 (2) (3)                                         (0.98)          204
   2000 (2)                                             (1.15)          205
   1999 (2) (4)                                         (0.91)          140
Class C
   2002                                                 (1.13)%         162%
   2001 (2) (5)                                            --           204
Class S
   2002                                                 (0.39)%         162%
   2001 (2) (6)                                         (0.28)          204
Class Y
   2002                                                 (0.14)%         162%
   2001 (2) (3)                                          0.04           204
   2000 (2)                                             (0.15)          205
   1999 (2)                                              0.02           140
   1998 (2)                                             (0.39)           77
---------------------------------------------------------------------------
MID CAP GROWTH FUND (7)
Class A
   2002                                                 (1.01)%         266%
   2001 (2)                                             (0.44)          264
   2000                                                 (0.72)          217
   1999                                                 (0.53)           94
   1998                                                 (0.76)           39
Class B
   2002                                                 (1.76)%         266%
   2001 (2)                                             (1.21)          264
   2000                                                 (1.47)          217
   1999                                                 (1.35)           94
   1998 (8)                                             (1.12)           39
Class C
   2002                                                 (1.76)%         266%
   2001 (2)                                             (1.21)          264
   2000                                                 (1.47)          217
   1999 (9)                                              1.18            94
Class S
   2002                                                 (1.02)%         266%
   2001 (2) (5)                                            --           264
Class Y
   2002                                                 (0.76)%         266%
   2001 (2)                                             (0.21)          264
   2000                                                 (0.48)          217
   1999                                                 (0.32)           94
   1998                                                 (0.27)           39
---------------------------------------------------------------------------

  (1) The financial highlights for the Mid Cap Core Fund as set forth herein include the historical financial highlights of the Firstar Mid Cap Core Equity Fund. The assets of the Firstar Fund were acquired by the First American Mid Cap Core Fund on September 24, 2001. In connection with such acquisition, (i) Class A shares of the Firstar Mid Cap Core Equity Fund were exchanged for Class A shares of the First American Mid Cap Core Fund,
      (ii) Firstar Class B shares were exchanged for Class B shares of the First American Fund, (iii) Firstar Class Y shares were exchanged for Class S shares of the First American Fund, and (iv) Firstar Institutional Class shares were exchanged for Class Y shares of the First American Fund.

  (2) Per share data calculated using average shares outstanding method.
  (3) Effective in 2001, the Fund's fiscal year end was changed from October 31 to September 30. All ratios for the period have been annualized, except total return and portfolio turnover.
  (4) Class of shares has been offered since March 1, 1999. All ratios for the period have been annualized, except total return and portfolio turnover.
  (5) Class of shares has been offered since September 24, 2001. All ratios for the period have been annualized, except total return and portfolio turnover.
  (6) Class of shares has been offered since December 11, 2000. All ratios for the period have been annualized, except total return and portfolio turnover.
  (7) The financial highlights for the Mid Cap Growth Fund as set forth herein include the financial highlights of the Piper Emerging Growth Fund Class A shares and Class Y shares. The assets of the Piper Emerging Growth Fund were acquired by Mid Cap Growth Fund on August 7, 1998. In connection with such acquisition, (i) Class A shares of the Piper Emerging Growth Fund were exchanged for Class A shares of the Mid Cap Growth Fund, and (ii) Class Y shares of the Piper Emerging Growth Fund were exchanged for Class Y shares of the Mid Cap Growth Fund.
  (8) Class of shares has been offered since August 7,1998. All ratios for the period have been annualized, except total return and portfolio turnover.
  (9) Class of shares has been offered since February 1, 1999. All ratios for the period have been annualized, except total return and portfolio turnover.
 (10) Total return does not include sales charges. Total return would have been lower had certain expenses not been waived.

The accompanying notes are an integral part of the financial statements.


                                                                        REALIZED AND
                                            NET ASSET                     UNREALIZED    DIVIDENDS
                                                VALUE             NET       GAINS OR     FROM NET   DISTRIBUTIONS   DISTRIBUTIONS
                                            BEGINNING      INVESTMENT    (LOSSES) ON   INVESTMENT            FROM     FROM RETURN
                                            OF PERIOD   INCOME (LOSS)    INVESTMENTS       INCOME   CAPITAL GAINS      OF CAPITAL
---------------------------------------------------------------------------------------------------------------------------------
MID CAP VALUE FUND
Class A
  2002 (1)                                  $   13.74   $        0.13   $      (0.44)  $    (0.10)  $          --   $       (0.04)
  2001 (1)                                      14.62            0.10          (0.88)       (0.10)             --              --
  2000                                          12.95            0.08           1.67        (0.08)             --              --
  1999                                          15.04            0.10           1.26        (0.10)          (3.35)             --
  1998                                          24.19            0.07          (6.41)       (0.07)          (2.74)             --
Class B
  2002 (1)                                  $   13.37   $        0.01   $      (0.41)  $    (0.01)  $          --   $       (0.04)
  2001 (1)                                      14.28           (0.01)         (0.88)       (0.02)             --              --
  2000                                          12.67            0.02           1.61        (0.02)             --              --
  1999                                          14.80            0.04           1.22        (0.04)          (3.35)             --
  1998                                          23.96           (0.01)         (6.41)          --           (2.74)             --
Class C
  2002 (1)                                  $   13.63   $        0.01   $      (0.43)  $       --   $          --   $       (0.04)
  2001 (1)                                      14.55           (0.01)         (0.89)       (0.02)             --              --
  2000                                          12.92            0.02           1.63        (0.02)             --              --
  1999 (2)                                      13.69            0.06          (0.78)       (0.05)             --              --
Class S
  2002 (1)                                  $   13.74   $        0.13   $      (0.44)  $    (0.10)  $          --   $       (0.04)
  2001 (1) (3)                                  13.31            0.01           0.42           --              --              --
Class Y
  2002 (1)                                  $   13.77   $        0.17   $      (0.44)  $    (0.13)  $          --   $       (0.04)
  2001 (1)                                      14.68            0.14          (0.92)       (0.13)             --              --
  2000                                          12.99            0.11           1.69        (0.11)             --              --
  1999                                          15.05            0.12           1.30        (0.13)          (3.35)             --
  1998                                          24.21            0.14          (6.43)       (0.13)          (2.74)             --
---------------------------------------------------------------------------------------------------------------------------------

                                       88

                                                                                                                     RATIO OF
                                                                                                   RATIO OF NET   EXPENSES TO
                                            NET ASSET                                  RATIO OF      INVESTMENT       AVERAGE
                                                VALUE                  NET ASSETS   EXPENSES TO   INCOME (LOSS)    NET ASSETS
                                               END OF        TOTAL         END OF       AVERAGE      TO AVERAGE    (EXCLUDING
                                               PERIOD   RETURN (4)   PERIOD (000)    NET ASSETS      NET ASSETS      WAIVERS)
-----------------------------------------------------------------------------------------------------------------------------
MID CAP VALUE FUND
Class A
  2002 (1)                                  $   13.29        (2.41)% $     13,083          1.20%           0.83%         1.26%
  2001 (1)                                      13.74        (5.41)        13,583          1.15            0.67          1.15
  2000                                          14.62        13.58         13,568          1.15            0.53          1.19
  1999                                          12.95         8.03         20,148          1.15            0.63          1.18
  1998                                          15.04       (28.83)        29,261          1.14            0.43          1.14
Class B
  2002 (1)                                  $   12.92        (3.07)% $     10,410          1.95%           0.08%         2.01%
  2001 (1)                                      13.37        (6.21)        11,311          1.90           (0.08)         1.90
  2000                                          14.28        12.85         12,495          1.90           (0.22)         1.94
  1999                                          12.67         7.38         19,072          1.90           (0.13)         1.93
  1998                                          14.80       (29.40)        31,276          1.89           (0.31)         1.89
Class C
  2002 (1)                                  $   13.17        (3.09)% $      3,207          1.95%           0.08%         2.01%
  2001 (1)                                      13.63        (6.17)         3,312          1.90           (0.04)         1.90
  2000                                          14.55        12.81          1,430          1.90           (0.15)         1.93
  1999 (2)                                      12.92        (5.25)           164          1.90            0.29          1.93
Class S
  2002 (1)                                  $   13.29        (2.40)% $        158          1.20%           0.87%         1.26%
  2001 (1) (3)                                  13.74         3.23             44          0.85            5.19          0.85
Class Y
  2002 (1)                                  $   13.33        (2.12)% $    259,990          0.95%           1.08%         1.01%
  2001 (1)                                      13.77        (5.37)       291,932          0.90            0.92          0.90
  2000                                          14.68        13.94        275,128          0.90            0.79          0.94
  1999                                          12.99         8.47        304,492          0.90            0.89          0.93
  1998                                          15.05       (28.65)       418,041          0.89            0.69          0.89
-----------------------------------------------------------------------------------------------------------------------------

                                                 RATIO OF NET
                                                   INVESTMENT
                                                INCOME (LOSS)
                                               TO AVERAGE NET   PORTFOLIO
                                            ASSETS (EXCLUDING    TURNOVER
                                                     WAIVERS)        RATE
-------------------------------------------------------------------------
MID CAP VALUE FUND
Class A
  2002 (1)                                               0.77%         90%
  2001 (1)                                               0.67         104
  2000                                                   0.49         141
  1999                                                   0.60         121
  1998                                                   0.43         135
Class B
  2002 (1)                                               0.02%         90%
  2001 (1)                                              (0.08)        104
  2000                                                  (0.26)        141
  1999                                                  (0.16)        121
  1998                                                  (0.31)        135
Class C
  2002 (1)                                               0.02%         90%
  2001 (1)                                              (0.04)        104
  2000                                                  (0.18)        141
  1999 (2)                                               0.26         121
Class S
  2002 (1)                                               0.81%         90%
  2001 (1) (3)                                           5.19         104
Class Y
  2002 (1)                                               1.02%         90%
  2001 (1)                                               0.92         104
  2000                                                   0.75         141
  1999                                                   0.86         121
  1998                                                   0.69         135
-------------------------------------------------------------------------

 (1) Per share data calculated using average shares outstanding method.

 (2) Class of shares has been offered since February 1, 1999. All ratios for the period have been annualized, except total return and portfolio turnover.

 (3) Class of shares has been offered since September 24, 2001. All ratios for the period have been annualized, except total return and portfolio turnover.

 (4) Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

The accompanying notes are an integral part of the financial statements.

SCHEDULE OF Investments September 30, 2002

LARGE CAP CORE FUND

DESCRIPTION                                    SHARES   VALUE (000)
-------------------------------------------------------------------
COMMON STOCKS - 91.7%
CONSUMER DISCRETIONARY - 14.6%
AOL Time Warner* (A)                          233,850   $     2,736
Autozone* (A)                                  32,900         2,594
Best Buy* (A)                                  44,550           994
Carnival (A)                                   92,300         2,317
Clear Channel Communications* (A)              23,000           799
Costco Wholesale* (A)                          22,900           741
Dollar General                                167,300         2,245
Dow Jones & Company (A)                        11,700           449
Gannett                                        22,300         1,610
Harley-Davidson (A)                            36,200         1,681
Home Depot (A)                                143,800         3,753
Interpublic Group (A)                          26,700           423
Kohl's* (A)                                    43,000         2,615
Lowe's (A)                                     45,000         1,863
McDonald's                                     85,900         1,517
MGM MIRAGE* (A)                                32,500         1,212
Office Depot* (A)                             160,100         1,976
Omnicom Group (A)                              15,900           885
Target                                         61,300         1,810
Toys "R" Us* (A)                               77,300           787
Viacom, Cl B* (A)                              51,087         2,072
Wal-Mart Stores (A)                           101,600         5,003
Walt Disney                                   112,100         1,697
                                                        -----------
                                                             41,779
                                                        -----------
CONSUMER STAPLES - 7.9%
Anheuser-Busch (A)                             43,900         2,221
Avon Products (A)                              23,700         1,093
Clorox                                         17,500           703
Coca-Cola                                      84,300         4,043
Kraft Foods (A)                                32,900         1,200
PepsiCo                                        94,600         3,495
Philip Morris                                  80,400         3,120
Procter & Gamble (A)                           41,600         3,718
Sysco (A)                                      51,900         1,473
Walgreen (A)                                   42,900         1,320
                                                        -----------
                                                             22,386
                                                        -----------
ENERGY - 7.2%
Anadarko Petroleum (A)                         28,000         1,247
Apache (A)                                     21,530         1,280
Baker Hughes (A)                               47,000         1,364
ChevronTexaco                                  53,515         3,706
ConocoPhillips, Cl B                           96,700         4,471
ENSCO International (A)                        42,900         1,074
EOG Resources                                  43,100         1,550
Exxon Mobil                                    99,900         3,187
Nabors Industries* (A)                         26,000           851
Schlumberger (A)                               31,400         1,208
Transocean Sedco Forex                         30,700           639
                                                        -----------
                                                             20,577
                                                        -----------
FINANCIALS - 19.3%
AFLAC (A)                                      61,500         1,887
Allstate                                       29,500         1,049
Ambac Financial Group (A)                      23,000         1,239
American Express                               47,900         1,494
American International Group                   98,645         5,396
Bank of America                                63,700         4,064
BB&T (A)                                       47,100   $     1,650
Capital One Financial (A)                      36,100         1,261
Chubb                                          27,000         1,480
Citigroup (A)                                 170,049         5,042
Fannie Mae                                     57,300         3,412
Federal Home Loan Mortgage                     73,100         4,086
Fifth Third Bancorp (A)                        54,050         3,309
Hartford Financial Services Group              52,600         2,157
J.P. Morgan Chase                             113,700         2,159
MBNA (A)                                      239,412         4,400
Mellon Financial                               47,400         1,229
Merrill Lynch & Company (A)                    63,600         2,096
Morgan Stanley                                 55,000         1,863
State Street (A)                               40,500         1,565
Travelers Property Casualty, Cl A *             7,346            97
Travelers Property Casualty, Cl B *            15,094           204
Wells Fargo                                    80,400         3,872
                                                        -----------
                                                             55,011
                                                        -----------
HEALTH CARE - 15.5%
Abbott Laboratories                            79,500         3,212
Amgen* (A)                                     73,000         3,044
Anthem*                                        11,000           715
Baxter International                          132,600         4,051
Biogen*                                        17,300           506
Biomet (A)                                     39,500         1,052
Cardinal Health (A)                            40,775         2,536
Forest Laboratories, Cl A* (A)                 19,600         1,607
Gilead Sciences* (A)                           40,200         1,348
HCA (A)                                        44,300         2,109
HealthSouth*                                  134,600           559
IDEC Pharmaceuticals* (A)                      36,600         1,520
Johnson & Johnson                              80,600         4,359
King Pharmaceuticals* (A)                      59,500         1,081
Medtronic (A)                                  68,300         2,877
Pfizer (A)                                    232,275         6,741
Pharmacia                                     103,000         4,005
Wyeth (A)                                      47,200         1,501
Zimmer Holdings*                               41,090         1,575
                                                        -----------
                                                             44,398
                                                        -----------
INDUSTRIALS - 7.4%
3M                                             16,900         1,859
Boeing                                         64,400         2,198
General Dynamics                               22,100         1,797
General Electric                              222,800         5,492
Honeywell International                        28,100           609
Illinois Tool Works (A)                        15,400           898
Molex, Cl A                                    85,037         1,786
Robert Half International* (A)                 36,600           581
Sabre Holdings*                                24,000           464
Southwest Airlines (A)                        124,750         1,629
Union Pacific (A)                              30,500         1,765
United Technologies (A)                        38,200         2,158
                                                        -----------
                                                             21,236
                                                        -----------
INFORMATION TECHNOLOGY - 13.6%
Accenture* (A)                                 64,100           915
Adobe Systems                                  22,700           434
Analog Devices* (A)                            67,900         1,338
Applied Materials* (A)                         82,200           949

The accompanying notes are an integral part of the financial statements.

                                       90

DESCRIPTION                                    SHARES   VALUE (000)
-------------------------------------------------------------------
Cisco Systems* (A)                            221,500   $     2,321
Dell Computer* (A)                            123,900         2,913
Electronic Data Systems (A)                    16,800           235
First Data                                    119,200         3,332
Fiserv*                                        36,000         1,011
Hewlett-Packard (A)                           170,656         1,992
Intel (A)                                     164,000         2,278
JDS Uniphase* (A)                             117,120           228
KLA-Tencor* (A)                                26,600           743
Linear Technology                              37,600           779
Mercury Interactive* (A)                       18,500           317
Micron Technology* (A)                         55,100           682
Microsoft* (A)                                218,200         9,544
Network Appliance* (A)                         56,200           412
Novellus Systems* (A)                          31,300           651
Oracle Systems*                                95,300           749
QLogic* (A)                                    21,500           560
QUALCOMM* (A)                                  51,400         1,420
Rational Software*                             73,500           318
SunGard Data Systems* (A)                      46,600           906
Teradyne* (A)                                  26,800           257
Texas Instruments                             111,600         1,648
USA Interactive*                               66,700         1,293
Xilinx* (A)                                    40,700           645
                                                        -----------
                                                             38,870
                                                        -----------
MATERIALS - 3.2%
Alcoa (A)                                      63,900         1,233
E.I. du Pont de Nemours                        54,900         1,980
International Paper (A)                        30,000         1,002
Nucor                                          17,300           656
Praxair                                        52,300         2,673
Vulcan Materials (A)                           27,400           991
Weyerhaeuser (A)                               15,100           661
                                                        -----------
                                                              9,196
                                                        -----------
TELECOMMUNICATION SERVICES - 1.9%
ALLTEL (A)                                     40,000         1,605
AT&T (A)                                       75,100           902
Verizon Communications                        109,100         2,994
                                                        -----------
                                                              5,501
                                                        -----------
UTILITIES - 1.1%
Constellation Energy (A)                       50,700         1,257
Exelon                                         41,000         1,948
                                                        -----------
                                                              3,205
                                                        -----------
TOTAL COMMON STOCKS                                         262,159
                                                        -----------
RELATED PARTY MONEY MARKET FUND - 8.4%
First American Prime Obligations
  Fund (B)                                 23,883,028        23,883
                                                        -----------
TOTAL RELATED PARTY MONEY MARKET FUND                        23,883
                                                        -----------
TOTAL INVESTMENTS - 100.1%
   (Cost $309,398)                                          286,042
                                                        -----------
OTHER ASSETS AND LIABILITIES,
  NET - (0.1)%                                                 (304)
                                                        -----------
TOTAL NET ASSETS - 100.0%                               $   285,738
                                                        -----------

* Non-income producing security

(A) This security or a portion of this security is out on loan at September 30, 2002. Total loaned securities had a market value of $123,609,695 at September 30, 2002. (Note 6)

(B) This money market fund is advised by U.S. Bancorp Asset Management, Inc., which also serves as advisor for this Fund. See also the notes to the financial statements.

Cl - Class

LARGE CAP GROWTH FUND

DESCRIPTION                                    SHARES   VALUE (000)
-------------------------------------------------------------------
COMMON STOCKS - 96.6%
CONSUMER DISCRETIONARY - 13.8%
AOL Time Warner* (A)                          356,490   $     4,171
Best Buy* (A)                                 126,105         2,813
Clear Channel Communications*                 105,990         3,683
Cox Communications, Cl A* (A)                  59,000         1,451
Dollar General                                307,500         4,127
Harley-Davidson (A)                            34,100         1,584
Home Depot (A)                                309,647         8,082
Johnson Controls (A)                           28,700         2,205
Jones Apparel Group* (A)                       45,500         1,397
Kohl's* (A)                                    78,275         4,760
Lowe's (A)                                    118,200         4,893
MGM MIRAGE* (A)                                80,000         2,984
Office Depot*                                 238,100         2,938
Omnicom Group (A)                              24,400         1,359
Ross Stores                                    40,800         1,454
Target                                        134,250         3,963
Viacom, Cl B*                                  40,610         1,647
Wal-Mart Stores                               409,440        20,161
Yum! Brands*                                   50,800         1,408
                                                        -----------
                                                             75,080
                                                        -----------
CONSUMER STAPLES - 10.6%
Anheuser-Busch                                100,850         5,103
Coca-Cola                                     184,480         8,848
H.J. Heinz (A)                                108,090         3,607
Kimberly-Clark                                170,100         9,634
Kraft Foods (A)                               158,100         5,764
Kroger* (A)                                   115,600         1,630
PepsiCo                                       173,750         6,420
Philip Morris                                 135,800         5,269
Procter & Gamble (A)                           71,500         6,391
Safeway* (A)                                  106,354         2,372
Walgreen                                       90,490         2,783
                                                        -----------
                                                             57,821
                                                        -----------
ENERGY - 3.6%
Amerada Hess                                    5,900           401
Anadarko Petroleum (A)                         75,125         3,346
Apache (A)                                     48,500         2,883
Exxon Mobil                                    44,266         1,412
GlobalSantaFe (A)                             174,322         3,896
Marathon Oil                                   84,930         1,926
Murphy Oil (A)                                 43,900         3,603
Transocean Sedco Forex                         93,400         1,943
                                                        -----------
                                                             19,410
                                                        -----------
FINANCIALS - 9.1%
ACE (A)                                        61,320         1,816
American Express                               93,200         2,906
American International Group                  193,729        10,597
Capital One Financial (A)                      26,690           932
Citigroup                                     133,526         3,959
Fannie Mae                                    125,030         7,444
Federal Home Loan Mortgage (A)                 86,180         4,817
Goldman Sachs Group (A)                        25,710         1,698
Lehman Brothers Holdings (A)                   37,420         1,835
MBNA                                          208,050         3,824
TCF Financial (A)                              42,230         1,788
Washington Mutual (A)                         141,980         4,468

                                       91

DESCRIPTION                                    SHARES   VALUE (000)
-------------------------------------------------------------------
Wells Fargo                                    69,270   $     3,336
                                                        -----------
                                                             49,420
                                                        -----------
HEALTH CARE - 27.8%
Abbott Laboratories                           245,460         9,917
Amgen* (A)                                    278,410        11,610
Andrx Group* (A)                               55,500         1,229
Baxter International                          143,980         4,399
Biogen* (A)                                    83,900         2,456
Biomet (A)                                     94,140         2,507
Cardinal Health (A)                           129,855         8,077
Eli Lilly (A)                                  57,660         3,191
Forest Laboratories, Cl A* (A)                 44,400         3,641
Gilead Sciences* (A)                          114,430         3,837
HCA (A)                                       166,100         7,908
IDEC Pharmaceuticals* (A)                      41,180         1,710
Johnson & Johnson (A)                         278,850        15,080
King Pharmaceuticals*                          41,300           750
Medtronic (A)                                 378,110        15,926
Pfizer (A)                                  1,001,090        29,052
Pharmacia                                     336,330        13,077
Schering-Plough                                78,000         1,663
WellPoint Health Networks* (A)                 46,570         3,414
Wyeth                                         300,310         9,550
Zimmer Holdings*                               63,879         2,449
                                                        -----------
                                                            151,443
                                                        -----------
INDUSTRIALS - 10.7%
3M                                             41,290         4,541
Automatic Data Processing                      42,000         1,460
Boeing                                        148,710         5,075
Cendant* (A)                                  107,200         1,153
Concord EFS* (A)                               84,910         1,348
General Dynamics                               20,300         1,651
General Electric                            1,170,960        28,864
Honeywell International                        71,570         1,550
Illinois Tool Works (A)                        18,464         1,077
Southwest Airlines (A)                        198,600         2,594
SPX*                                           27,800         2,805
United Parcel Service, Cl B (A)                53,300         3,333
United Technologies (A)                        51,630         2,917
                                                        -----------
                                                             58,368
                                                        -----------
INFORMATION TECHNOLOGY - 19.3%
Adobe Systems                                  49,500           945
Agilent Technologies* (A)                      62,100           811
Analog Devices* (A)                            47,740           940
Applied Materials* (A)                        122,480         1,415
BEA Systems* (A)                              198,050         1,026
Cisco Systems*                              1,028,288        10,776
Dell Computer* (A)                            421,150         9,901
Electronic Data Systems (A)                    50,930           712
EMC* (A)                                      141,170           645
First Data                                     45,800         1,280
International Business Machines               127,540         7,447
Intel                                         930,770        12,928
KLA-Tencor* (A)                                13,800           386
Lexmark International* (A)                     33,580         1,578
Maxim Integrated Products*                     49,960         1,237
Mercury Interactive* (A)                       34,760           596
Micron Technology* (A)                        117,700         1,456
Microsoft* (A)                                619,770   $    27,109
Novellus Systems* (A)                          22,820           475
Oracle Systems*                               811,620         6,379
QUALCOMM* (A)                                 181,410         5,011
Rational Software*                            129,520           560
Texas Instruments                             388,250         5,734
USA Interactive*                              136,800         2,651
VERITAS Software* (A)                         117,390         1,722
Xilinx* (A)                                    73,460         1,163
                                                        -----------
                                                            104,883
                                                        -----------
MATERIALS - 1.4%
Air Products and Chemicals                     32,960         1,385
Alcoa (A)                                      75,270         1,453
E.I. du Pont de Nemours                        37,100         1,338
Ecolab (A)                                     81,145         3,386
                                                        -----------
                                                              7,562
                                                        -----------
TELECOMMUNICATION SERVICES - 0.2%
Sprint PCS Group* (A)                         173,630           340
Verizon Communications                         35,142           964
                                                        -----------
                                                              1,304
                                                        -----------
UTILITIES - 0.1%
Mirant* (A)                                    81,710           181
                                                        -----------
TOTAL COMMON STOCKS                                         525,472
                                                        -----------
RELATED PARTY MONEY MARKET FUND - 3.1%
First American Prime Obligations
  Fund (B)                                 16,775,728        16,776
                                                        -----------
TOTAL RELATED PARTY MONEY MARKET FUND                        16,776
                                                        -----------
TOTAL INVESTMENTS - 99.7%
   (Cost $665,862)                                          542,248
                                                        -----------
OTHER ASSETS AND LIABILITIES, NET - 0.3%                      1,588
                                                        -----------
TOTAL NET ASSETS - 100.0%                               $   543,836
                                                        -----------

* Non-income producing security

(A) This security or a portion of this security is out on loan at September 30, 2002. Total loaned securities had a market value of $257,278,926 at September 30, 2002. (Note 6)

(B) This money market fund is advised by U.S. Bancorp Asset Management, Inc., which also serves as the advisor for this Fund. See also the notes to the financial statements.

Cl - Class

The accompanying notes are an integral part of the financial statements.

LARGE CAP VALUE FUND

DESCRIPTION                                    SHARES   VALUE (000)
-------------------------------------------------------------------
COMMON STOCKS - 98.3%
CONSUMER DISCRETIONARY - 12.5%
AOL Time Warner* (A)                          553,200   $     6,472
Autozone*                                      67,200         5,299
Best Buy* (A)                                 233,600         5,212
Black & Decker                                173,800         7,287
Comcast, Cl A* (A)                            229,900         4,796
Delphi                                        558,300         4,773
Eastman Kodak (A)                             277,100         7,548
Federated Department Stores* (A)              330,000         9,715
Gannett (A)                                   164,900        11,902
General Motors (A)                            119,400         4,645
Hilton Hotels (A)                             517,300         5,887
Johnson Controls (A)                           63,550         4,882
Jones Apparel Group* (A)                      257,000         7,890
Lennar (A)                                     90,200         5,031
Liberty Media, Cl A* (A)                      998,800         7,171
Newell Rubbermaid                             235,000         7,254
Viacom, Cl B* (A)                             259,500        10,523
Walt Disney (A)                               347,400         5,260
                                                        -----------
                                                            121,547
                                                        -----------
CONSUMER STAPLES - 6.8%
Albertson's (A)                               350,900         8,478
Coca-Cola                                     159,400         7,645
ConAgra Foods (A)                             409,500        10,176
Kimberly-Clark (A)                            150,200         8,507
Kraft Foods (A)                               143,000         5,214
Philip Morris                                 342,400        13,285
Procter & Gamble (A)                          141,500        12,647
                                                        -----------
                                                             65,952
                                                        -----------
ENERGY - 10.5%
Anadarko Petroleum (A)                        201,800         8,988
Baker Hughes (A)                              187,400         5,440
BP, ADR (A)                                   249,800         9,967
ChevronTexaco (A)                             277,600        19,224
ConocoPhillips                                292,100        13,507
Exxon Mobil                                 1,258,464        40,145
Noble*                                        161,900         5,019
                                                        -----------
                                                            102,290
                                                        -----------
FINANCIALS - 31.7%
ACE (A)                                       163,500         4,841
AFLAC (A)                                     390,600        11,988
Allstate                                      354,500        12,602
American International Group (A)              363,100        19,862
Bank of America (A)                           446,900        28,512
Bank of New York                              282,400         8,116
Bank One (A)                                  429,900        16,078
Boston Properties (REIT)                      128,100         4,765
Charter One Financial                         376,320        11,184
Citigroup (A)                                 898,902        26,652
Comerica (A)                                  155,150         7,481
Compass Bancshares                            205,300         6,054
Fannie Mae                                    110,400         6,573
FleetBoston Financial                         352,500         7,166
Household International (A)                   209,500         5,931
J.P. Morgan Chase (A)                         488,200         9,271
KeyCorp                                       307,500         7,678
Marshall & Ilsley                             234,700         6,546
Merrill Lynch & Company (A)                   481,500   $    15,865
Morgan Stanley                                436,800        14,799
Simon Property Group                          137,500         4,913
St. Paul Companies (A)                        339,500         9,750
Union Planters                                239,100         6,566
Wachovia                                      263,800         8,624
Washington Mutual (A)                         381,500        12,006
Wells Fargo                                   644,500        31,039
Zions Bancorporation                          114,700         4,993
                                                        -----------
                                                            309,855
                                                        -----------
HEALTH CARE - 4.7%
Abbott Laboratories                           346,600        14,003
Aetna                                         133,500         4,781
AmerisourceBergen (A)                          90,000         6,428
HCA (A)                                       163,300         7,775
Merck (A)                                     186,300         8,516
Schering-Plough                               226,500         4,829
                                                        -----------
                                                             46,332
                                                        -----------
INDUSTRIALS - 9.0%
3M (A)                                        136,600        15,022
Boeing                                        215,900         7,369
Caterpillar (A)                               250,800         9,335
FedEx                                         154,600         7,741
Honeywell International (A)                   218,425         4,731
ITT Industries                                125,750         7,838
Masco (A)                                     184,800         3,613
Northrop Grumman (A)                           98,600        12,230
Tyco International (A)                        317,200         4,473
Union Pacific (A)                             133,900         7,749
United Technologies (A)                       129,400         7,310
                                                        -----------
                                                             87,411
                                                        -----------
INFORMATION TECHNOLOGY - 6.6%
Cisco Systems* (A)                            456,300         4,782
Computer Associates International (A)         581,200         5,580
Hewlett-Packard (A)                         1,197,388        13,974
International Business Machines (A)           226,456        13,223
Microchip Technology* (A)                     257,400         5,264
Microsoft*                                    235,600        10,305
Motorola (A)                                1,094,700        11,144
                                                        -----------
                                                             64,272
                                                        -----------
MATERIALS - 5.0%
Alcoa (A)                                     335,300         6,471
Dow Chemical (A)                              345,700         9,441
E.I. du Pont de Nemours                       356,200        12,848
International Paper (A)                       309,900        10,348
Praxair                                       184,900         9,450
                                                        -----------
                                                             48,558
                                                        -----------
TELECOMMUNICATION SERVICES - 6.7%
ALLTEL (A)                                    117,700         4,723
AT&T (A)                                    1,227,500        14,742
BellSouth                                     410,400         7,535
CenturyTel (A)                                417,300         9,360
SBC Communications                            871,826        17,524
Verizon Communications (A)                    422,152        11,584
                                                        -----------
                                                             65,468
                                                        -----------

                                       93

DESCRIPTION                                    SHARES   VALUE (000)
-------------------------------------------------------------------
UTILITIES - 4.8%
Cinergy (A)                                   187,400   $     5,890
FPL Group (A)                                 285,700        15,371
Progress Energy (A)                           252,900        10,336
Public Service Enterprises (A)                154,000         4,697
TXU (A)                                       265,600        11,078
                                                        -----------
                                                             47,372
                                                        -----------
TOTAL COMMON STOCKS                                         959,057
                                                        -----------
RELATED PARTY MONEY MARKET FUND - 2.9%
First American Prime Obligations
  Fund (B)                                 28,846,786        28,847
                                                        -----------
TOTAL RELATED PARTY MONEY MARKET FUND                        28,847
                                                        -----------
TOTAL INVESTMENTS - 101.2%
   (Cost $1,143,586)                                        987,904
                                                        -----------
OTHER ASSETS AND LIABILITIES, NET - (1.2)%                  (12,170)
                                                        -----------
TOTAL NET ASSETS - 100.0%                               $   975,734
                                                        -----------

* Non-income producing security

(A) This security or a portion of this security is out on loan at September 30, 2002. Total loaned securities had a market value of $426,637,929 at September 30, 2002. (Note 6)

(B) This money market fund is advised by U.S. Bancorp Asset Management, Inc., which also serves as advisor for this Fund. See also the notes to the financial statements.

ADR - American Depositary Receipt

Cl - Class

REIT - Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

STATEMENTS OF ASSETS AND LIABILITIES SEPTEMBER 30, 2002, IN THOUSANDS, EXCEPT PER SHARE DATA

                                                                             LARGE CAP      LARGE CAP      LARGE CAP
                                                                             CORE FUND    GROWTH FUND     VALUE FUND
--------------------------------------------------------------------------------------------------------------------
ASSETS:
Investments in securities, at value*                                       $   286,042    $   542,248    $   987,904
Cash                                                                                --             --          4,108
Dividends and interest receivable                                                  305            596          1,571
Collateral for securities loaned, at value                                     131,167        271,641        447,440
Receivable for investment securities sold                                        1,594          5,994          7,698
Capital shares sold                                                                248            369            676
Other receivables                                                                   --              5              1
Prepaid expenses and other assets                                                   15             27             32
--------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                   419,371        820,880      1,449,430
====================================================================================================================
LIABILITIES:
Written options, at value                                                           --             84             --
Bank overdraft                                                                       1              1             --
Payable for securities purchased                                                 1,929          4,040         24,152
Payable upon return of securities loaned                                       131,167        271,641        447,440
Capital shares redeemed                                                            320            870          1,243
Payable for advisory, co-administration, and custodian fees                        205            349            789
Distribution and shareholder servicing fees                                          9             55             64
Accrued expenses and other liabilities                                               2              4              8
--------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                              133,633        277,044        473,696
====================================================================================================================
NET ASSETS                                                                 $   285,738    $   543,836    $   975,734
====================================================================================================================
COMPOSITION OF NET ASSETS:
Portfolio capital                                                          $   382,486    $   953,245    $ 1,228,046
Undistributed net investment income (loss)                                         443             --             --
Accumulated net realized loss                                                  (73,835)      (285,833)       (96,630)
Unrealized depreciation of investments                                         (23,356)      (123,614)      (155,682)
Unrealized appreciation of options written                                          --             38             --
--------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                 $   285,738    $   543,836    $   975,734
====================================================================================================================
*Investments in securities, at cost                                        $   309,398    $   665,862    $ 1,143,586

CLASS A:
Net assets                                                                 $    24,647    $    52,419    $    85,182
Shares issued and outstanding ($0.0001 par value -- 2 billion authorized)        1,286          7,754          6,669
Net asset value and redemption price per share                             $     19.16    $      6.76    $     12.77
Maximum offering price per share (A)                                       $     20.29    $      7.15    $     13.51

CLASS B:
Net assets                                                                 $     2,928    $    36,546    $    33,720
Shares issued and outstanding ($0.0001 par value -- 2 billion authorized)          157          5,673          2,686
Net asset value and offering price per share (C)                           $     18.64    $      6.44    $     12.55

CLASS C:
Net assets                                                                 $       476    $     9,652    $     7,524
Shares issued and outstanding ($0.0001 par value -- 2 billion authorized)           25          1,469            593
Net asset value per share (C)                                              $     19.03    $      6.57    $     12.70
Maximum offering price per share (B)                                       $     19.22    $      6.64    $     12.83

CLASS S:
Net assets                                                                 $     2,376    $     9,020    $    24,129
Shares issued and outstanding ($0.0001 par value -- 2 billion authorized)          124          1,335          1,890
Net asset value, offering price, and redemption price per share            $     19.17    $      6.76    $     12.77

CLASS Y:
Net assets                                                                 $   255,311    $   436,199    $   825,179
Shares issued and outstanding ($0.0001 par value -- 2 billion authorized)       13,036         63,592         64,447
Net asset value, offering price, and redemption price per share            $     19.59    $      6.86    $     12.80
--------------------------------------------------------------------------------------------------------------------

 (A) The offering price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 5.50%.

 (B) The offering price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 1.00%.

 (C) Class B and C have a contingent deferred sales charge. For a description of a possible redemption charge, see the notes to the financial statements.

The accompanying notes are an integral part of the financial statements.

STATEMENTS OF OPERATIONS FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2002, IN THOUSANDS

                                                                             LARGE CAP      LARGE CAP      LARGE CAP
                                                                             CORE FUND    GROWTH FUND     VALUE FUND
--------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest                                                                   $       518    $       172    $       603
Dividends                                                                        3,468          3,377         21,063
Less: Foreign taxes withheld                                                        (3)            (1)           (28)
Securities lending                                                                  91             79            267
Other income                                                                         6              6            327
--------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                          4,080          3,633         22,232
====================================================================================================================
EXPENSES:
Investment advisory fees                                                         2,328          2,511          7,212
Co-administration fees and expenses (including per account transfer
  agency fees)                                                                   1,030          1,264          3,010
Custodian fees                                                                      36             39            111
Directors' fees                                                                      4              7             10
Registration fees                                                                   48             45             65
Professional fees                                                                    6              8             22
Printing                                                                            16             25             13
Other                                                                                8             21             15
Distribution and shareholder servicing fees - Class A                               83             73            245
Distribution and shareholder servicing fees - Class B                               34            471            406
Distribution and shareholder servicing fees - Class C                                4             43            105
Shareholder servicing fees - Class S                                                 6             33             28
--------------------------------------------------------------------------------------------------------------------
TOTAL EXPENSES                                                                   3,603          4,540         11,242
====================================================================================================================
Less: Waiver of expenses                                                          (250)          (443)          (496)
--------------------------------------------------------------------------------------------------------------------
TOTAL NET EXPENSES                                                               3,353          4,097         10,746
====================================================================================================================
INVESTMENT INCOME (LOSS) - NET                                                     727           (464)        11,486
====================================================================================================================
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS - NET:
Net realized loss on investments                                               (38,565)      (122,684)       (69,319)
Net realized loss on options written                                                --           (856)            --
Net change in unrealized depreciation of investments                           (37,497)       (99,811)      (202,478)
Net change in unrealized appreciation of options written                            --            244             --
--------------------------------------------------------------------------------------------------------------------
NET LOSS ON INVESTMENTS                                                        (76,062)      (223,107)      (271,797)
====================================================================================================================
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                       $   (75,335)   $  (223,571)   $  (260,311)
====================================================================================================================

The accompanying notes are an integral part of the financial statements.

                 (This page has been left blank intentionally.)

STATEMENTS OF CHANGES IN NET ASSETS IN THOUSANDS

                                                                                                           LARGE CAP
                                                                                                           CORE FUND
--------------------------------------------------------------------------------------------------------------------
                                                                               10/1/01        11/1/00        11/1/99
                                                                                    TO             TO             TO
                                                                               9/30/02        9/30/01       10/31/00
--------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Investment income (loss) - net                                             $       727    $       651    $      (500)
Net realized gain (loss) on investments                                        (38,565)       (34,753)        43,914
Net realized gain (loss) on options written                                         --             --             --
Net change in unrealized appreciation or depreciation of investments           (37,497)      (145,446)        25,284
Net change in unrealized appreciation or depreciation of options written            --             --             --
--------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                (75,335)      (179,548)        68,698
--------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment income - net:
    Class A                                                                        (68)            (1)            --
    Class B                                                                         (3)            --             --
    Class C                                                                         --             --             --
    Class S                                                                         (5)            --             --
    Class Y                                                                       (838)            --             --
Net realized gain on investments (3):
    Class A                                                                         --         (5,730)        (2,451)
    Class B                                                                         --           (180)           (42)
    Class C                                                                         --             --             --
    Class Y                                                                         --        (37,412)       (15,710)
Tax return of capital (4)
    Class A                                                                         --             --             --
    Class B                                                                         --             --             --
    Class C                                                                         --             --             --
    Class S                                                                         --             --             --
    Class Y                                                                         --             --             --
--------------------------------------------------------------------------------------------------------------------
Total distributions                                                               (914)       (43,323)       (18,203)
====================================================================================================================
CAPITAL SHARE TRANSACTIONS (1):
Class A:
    Proceeds from sales                                                          3,585          4,047         11,023
    Reinvestment of distributions                                                   65          5,442          2,404
    Payments for redemptions                                                    (6,469)        (8,246)       (16,087)
    Shares issued in connection with the acquisition of Fund net assets             --          7,198             --
--------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from Class A transactions                     (2,819)         8,441         (2,660)
--------------------------------------------------------------------------------------------------------------------
Class B:
    Proceeds from sales                                                          1,361          1,354          1,376
    Reinvestment of distributions                                                    3            175             40
    Payments for redemptions                                                      (511)          (458)          (750)
    Shares issued in connection with the acquisition of Fund net assets             --          1,949             --
--------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from Class B transactions                        853          3,020            666
--------------------------------------------------------------------------------------------------------------------
Class C:
    Proceeds from sales                                                          1,034             --             --
    Reinvestment of distributions                                                   --             --             --
    Payments for redemptions                                                      (350)            --             --
    Shares issued in connection with the acquisition of Fund net assets             --             --             --
--------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from Class C transactions                        684             --             --
--------------------------------------------------------------------------------------------------------------------
Class S (2):
    Proceeds from sales                                                          2,442          1,840             --
    Reinvestment of distributions                                                    4             --             --
    Payments for redemptions                                                    (2,382)        (1,949)            --
    Shares issued in connection with the acquisition of Fund net assets             --          4,274             --
--------------------------------------------------------------------------------------------------------------------
Increase in net assets from Class S transactions                                    64          4,165             --
--------------------------------------------------------------------------------------------------------------------
Class Y (2):
    Proceeds from sales                                                        106,388        184,099        265,505
    Reinvestment of distributions                                                  502         30,075         12,621
    Payments for redemptions                                                   (99,984)      (124,828)      (289,538)
    Shares issued in connection with the acquisition of Fund net assets             --         82,317             --
--------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from Class Y transactions                      6,906        171,663        (11,412)
--------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions                5,688        187,289        (13,406)
--------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                        (70,561)       (35,582)        37,089
NET ASSETS AT BEGINNING OF FISCAL PERIOD                                       356,299        391,881        354,792
====================================================================================================================
NET ASSETS AT END OF FISCAL PERIOD                                         $   285,738    $   356,299    $   391,881
====================================================================================================================
UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) AT END OF FISCAL PERIOD         $       443    $       636    $        (5)
====================================================================================================================

                                       98

                                                                                                           LARGE CAP
                                                                                                         GROWTH FUND
--------------------------------------------------------------------------------------------------------------------
                                                                               10/1/01        11/1/00        12/1/99
                                                                                    TO             TO             TO
                                                                               9/30/02        9/30/01       10/31/00
--------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Investment income (loss) - net                                             $      (464)   $    (1,267)   $      (698)
Net realized gain (loss) on investments                                       (122,684)       (13,666)         8,295
Net realized gain (loss) on options written                                       (856)           653            721
Net change in unrealized appreciation or depreciation of investments           (99,811)      (128,509)        16,005
Net change in unrealized appreciation or depreciation of options written           244            (32)            --
--------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations               (223,571)      (142,821)        24,323
--------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment income - net:
    Class A                                                                         --             --             --
    Class B                                                                         --             --             --
    Class C                                                                         --             --             --
    Class S                                                                         --             --             --
    Class Y                                                                         --             --             --
Net realized gain on investments (3):
    Class A                                                                         --            (35)            --
    Class B                                                                         --         (2,742)            --
    Class C                                                                         --             --             --
    Class Y                                                                         --         (6,486)            --
Tax return of capital (4)
    Class A                                                                         --             --             --
    Class B                                                                         --             --             --
    Class C                                                                         --             --             --
    Class S                                                                         --             --             --
    Class Y                                                                         --             --             --
--------------------------------------------------------------------------------------------------------------------
Total distributions                                                                 --         (9,263)            --
====================================================================================================================
CAPITAL SHARE TRANSACTIONS (1):
Class A:
    Proceeds from sales                                                          3,970         10,361          1,271
    Reinvestment of distributions                                                   --             33             --
    Payments for redemptions                                                   (12,151)          (555)           (51)
    Shares issued in connection with the acquisition of Fund net assets         73,899             --             --
--------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from Class A transactions                     65,718          9,839          1,220
--------------------------------------------------------------------------------------------------------------------
Class B:
    Proceeds from sales                                                          1,624          5,361         17,835
    Reinvestment of distributions                                                   --          2,706             --
    Payments for redemptions                                                   (12,509)       (20,732)       (15,602)
    Shares issued in connection with the acquisition of Fund net assets         16,695             --             --
--------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from Class B transactions                      5,810        (12,665)         2,233
--------------------------------------------------------------------------------------------------------------------
Class C:
    Proceeds from sales                                                          1,033             --             --
    Reinvestment of distributions                                                   --             --             --
    Payments for redemptions                                                    (1,369)            --             --
    Shares issued in connection with the acquisition of Fund net assets         13,940             --             --
--------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from Class C transactions                     13,604             --             --
--------------------------------------------------------------------------------------------------------------------
Class S (2):
    Proceeds from sales                                                          5,253         15,649             --
    Reinvestment of distributions                                                   --             --             --
    Payments for redemptions                                                    (4,913)        (1,217)            --
    Shares issued in connection with the acquisition of Fund net assets            153             --             --
--------------------------------------------------------------------------------------------------------------------
Increase in net assets from Class S transactions                                   493         14,432             --
--------------------------------------------------------------------------------------------------------------------
Class Y (2):
    Proceeds from sales                                                         89,624         56,423         65,691
    Reinvestment of distributions                                                   --          3,588             --
    Payments for redemptions                                                  (108,337)       (62,432)       (28,670)
    Shares issued in connection with the acquisition of Fund net assets        501,952             --             --
--------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from Class Y transactions                    483,239         (2,421)        37,021
--------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions              568,864          9,185         40,474
--------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                        345,293       (142,899)        64,797
NET ASSETS AT BEGINNING OF FISCAL PERIOD                                       198,543        341,442        276,645
====================================================================================================================
NET ASSETS AT END OF FISCAL PERIOD                                         $   543,836    $   198,543    $   341,442
====================================================================================================================
UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) AT END OF FISCAL PERIOD         $        --    $        --    $        --
====================================================================================================================

                                                                                            LARGE CAP
                                                                                           VALUE FUND
-----------------------------------------------------------------------------------------------------
                                                                               10/1/01        10/1/00
                                                                                    TO             TO
                                                                               9/30/02        9/30/01
-----------------------------------------------------------------------------------------------------
OPERATIONS:
Investment income (loss) - net                                             $    11,486    $    13,950
Net realized gain (loss) on investments                                        (69,319)       (16,926)
Net realized gain (loss) on options written                                         --             --
Net change in unrealized appreciation or depreciation of investments          (202,478)      (171,917)
Net change in unrealized appreciation or depreciation of options written            --             --
-----------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations               (260,311)      (174,893)
-----------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment income - net:
    Class A                                                                       (821)        (1,040)
    Class B                                                                        (63)          (101)
    Class C                                                                        (16)           (19)
    Class S                                                                       (104)            --
    Class Y                                                                    (10,413)       (12,725)
Net realized gain on investments (3):
    Class A                                                                         --        (12,851)
    Class B                                                                         --         (4,647)
    Class C                                                                         --           (613)
    Class Y                                                                         --       (109,515)
Tax return of capital (4)
    Class A                                                                        (25)            --
    Class B                                                                        (10)            --
    Class C                                                                         (2)            --
    Class S                                                                         (7)            --
    Class Y                                                                       (240)            --
-----------------------------------------------------------------------------------------------------
Total distributions                                                            (11,701)      (141,511)
=====================================================================================================
CAPITAL SHARE TRANSACTIONS (1):
Class A:
    Proceeds from sales                                                         10,151         17,226
    Reinvestment of distributions                                                  804         13,117
    Payments for redemptions                                                   (29,928)       (44,963)
    Shares issued in connection with the acquisition of Fund net assets         33,799             --
-----------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from Class A transactions                     14,826        (14,620)
-----------------------------------------------------------------------------------------------------
Class B:
    Proceeds from sales                                                          2,307          3,257
    Reinvestment of distributions                                                   71          4,693
    Payments for redemptions                                                    (9,549)        (8,196)
    Shares issued in connection with the acquisition of Fund net assets         12,359             --
-----------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from Class B transactions                      5,188           (246)
-----------------------------------------------------------------------------------------------------
Class C:
    Proceeds from sales                                                          2,449          7,663
    Reinvestment of distributions                                                   18            632
    Payments for redemptions                                                    (3,164)        (2,374)
    Shares issued in connection with the acquisition of Fund net assets             91             --
-----------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from Class C transactions                       (606)         5,921
-----------------------------------------------------------------------------------------------------
Class S (2):
    Proceeds from sales                                                          1,898             --
    Reinvestment of distributions                                                  109             --
    Payments for redemptions                                                    (4,834)            --
    Shares issued in connection with the acquisition of Fund net assets         35,966             --
-----------------------------------------------------------------------------------------------------
Increase in net assets from Class S transactions                                33,139             --
-----------------------------------------------------------------------------------------------------
Class Y (2):
    Proceeds from sales                                                        161,444        269,455
    Reinvestment of distributions                                                6,422         87,684
    Payments for redemptions                                                  (528,969)      (300,433)
    Shares issued in connection with the acquisition of Fund net assets        443,799             --
-----------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from Class Y transactions                     82,696         56,706
-----------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions              135,243         47,761
-----------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                       (136,769)      (268,643)
NET ASSETS AT BEGINNING OF FISCAL PERIOD                                     1,112,503      1,381,146
=====================================================================================================
NET ASSETS AT END OF FISCAL PERIOD                                         $   975,734    $ 1,112,503
=====================================================================================================
UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) AT END OF FISCAL PERIOD         $        --    $       350
=====================================================================================================

 (1) See Note 4 in the notes to the financial statements for additional information.

 (2) On September 24, 2001, Institutional Class and Class Y of Large Cap Core Fund were redesignated as Class Y and Class S, respectively.

 (3) Includes distributions in excess of net realized gains of $10,903 and $622 for the period ended September 24, 2001, for the Large Cap Value and Large Cap Core Funds, respectively.

 (4) Distributions from tax return of capital for the Large Cap Value Fund are less than $0.01 per share for the fiscal year ended September 30, 2002.

The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS ENDED SEPTEMBER 30, UNLESS OTHERWISE INDICATED.

                                                                         REALIZED AND
                                            NET ASSET                      UNREALIZED     DIVIDENDS
                                                VALUE             NET        GAINS OR      FROM NET    DISTRIBUTIONS
                                            BEGINNING      INVESTMENT     (LOSSES) ON    INVESTMENT             FROM
                                            OF PERIOD   INCOME (LOSS)     INVESTMENTS        INCOME    CAPITAL GAINS
--------------------------------------------------------------------------------------------------------------------
LARGE CAP CORE FUND (1)
Class A (2)
  2002                                      $   24.44   $          --    $      (5.23)   $    (0.05)   $          --
  2001 (3)                                      43.33           (0.01)         (14.00)           --            (4.88)
  2000                                          37.96           (0.15)           7.55            --            (2.03)
  1999                                          35.72           (0.12)           6.42         (0.02)           (4.04)
  1998                                          35.27           (0.02)           5.66         (0.02)           (5.17)
Class B (2)
  2002                                      $   23.94   $       (0.18)   $      (5.09)   $    (0.03)   $          --
  2001 (3)                                      42.80           (0.22)         (13.76)           --            (4.88)
  2000                                          37.78           (0.47)           7.52            --            (2.03)
  1999 (4)                                      36.92           (0.29)           1.15            --               --
Class C (2)
  2002                                      $   24.44   $       (0.18)   $      (5.19)   $    (0.04)   $          --
  2001 (5)                                      23.75              --            0.69            --               --
Class S (2)
  2002                                      $   24.45   $          --    $      (5.23)   $    (0.05)   $          --
  2001 (6)                                      35.53           (0.01)         (11.07)           --               --
Class Y (2)
  2002                                      $   24.93   $        0.06    $      (5.33)   $    (0.07)   $          --
  2001 (3)                                      44.00            0.06          (14.25)           --            (4.88)
  2000                                          38.42           (0.04)           7.65            --            (2.03)
  1999                                          36.05           (0.02)           6.47         (0.04)           (4.04)
  1998                                          35.48            0.07            5.70         (0.03)           (5.17)
--------------------------------------------------------------------------------------------------------------------
LARGE CAP GROWTH FUND (7)
Class A
  2002                                      $    9.27   $       (0.01)   $      (2.50)   $       --    $          --
  2001 (3)                                      16.36           (0.05)          (6.59)           --            (0.45)
  2000 (8) (9)                                  17.01           (0.02)          (0.63)           --               --
Class B
  2002                                      $    8.90   $       (0.02)   $      (2.44)   $       --    $          --
  2001                                          15.81           (0.13)          (6.33)           --            (0.45)
  2000 (8)                                      14.57           (0.06)           1.30            --               --
  1999                                          11.91           (0.02)           2.96         (0.01)           (0.27)
  1998                                          10.47            0.01            2.04         (0.02)           (0.59)
Class C
  2002                                      $    9.06   $       (0.03)   $      (2.46)   $       --    $          --
  2001 (5)                                       8.84              --            0.22            --               --
Class S
  2002                                      $    9.27   $       (0.03)   $      (2.48)   $       --    $          --
  2001 (10)                                     15.15           (0.05)          (5.83)           --               --
Class Y
  2002                                      $    9.38   $       (0.04)   $      (2.48)   $       --    $          --
  2001 (3)                                      16.52           (0.03)          (6.66)           --            (0.45)
  2000 (8)                                      15.18           (0.02)           1.36            --               --
  1999                                          12.39            0.04            3.07         (0.04)           (0.28)
  1998                                          10.91            0.04            2.09         (0.04)           (0.61)
--------------------------------------------------------------------------------------------------------------------

                                       100


                                                                                                         RATIO OF NET
                                            NET ASSETS                                      RATIO OF       INVESTMENT
                                                 VALUE                     NET ASSETS    EXPENSES TO    INCOME (LOSS)
                                                END OF          TOTAL          END OF        AVERAGE       TO AVERAGE
                                                PERIOD    RETURN (11)    PERIOD (000)     NET ASSETS       NET ASSETS
---------------------------------------------------------------------------------------------------------------------
LARGE CAP CORE FUND (1)
Class A (2)
  2002                                      $    19.16         (21.46)%  $     24,647           1.15%           (0.02)%
  2001 (3)                                       24.44         (35.83)         34,330           1.20            (0.04)
  2000                                           43.33          19.92          51,232           1.20            (0.35)
  1999                                           37.96          17.92          47,238           1.19            (0.31)
  1998                                           35.72          18.58          38,213           1.14            (0.05)
Class B (2)
  2002                                      $    18.64         (22.06)%  $      2,928           1.90%           (0.75)%
  2001 (3)                                       23.94         (36.28)          2,954           1.93            (0.79)
  2000                                           42.80          19.06           1,483           1.95            (1.10)
  1999 (4)                                       37.78           2.33             722           1.96            (1.17)
Class C (2)
  2002                                      $    19.03         (22.03)%  $        476           1.90%           (0.73)%
  2001 (5)                                       24.44           2.95              --             --               --
Class S (2)
  2002                                      $    19.17         (21.45)%  $      2,376           1.15%              --
  2001 (6)                                       24.45        (31.16)           2,802           1.18            (0.03)
Class Y (2)
  2002                                      $    19.59         (21.23)%  $    255,311           0.90%            0.24%
  2001 (3)                                       24.93         (35.70)        316,213           0.94             0.20
  2000                                           44.00          20.24         339,166           0.95            (0.10)
  1999                                           38.42          18.18         306,832           0.94            (0.06)
  1998                                           36.05          18.89         197,798           0.89             0.20
---------------------------------------------------------------------------------------------------------------------
LARGE CAP GROWTH FUND (7)
Class A
  2002                                      $     6.76         (27.08)%  $     52,419           1.15%           (0.20)%
  2001 (3)                                        9.27         (41.57)          8,598           1.39            (0.55)
  2000 (8) (9)                                   16.36          (3.82)          1,177           1.40            (0.75)
Class B
  2002                                      $     6.44         (27.64)%  $     36,546           1.90%           (1.00)%
  2001                                            8.90         (41.97)         46,103           2.07            (1.19)
  2000 (8)                                       15.81           8.50         100,689           1.38            (0.40)
  1999                                           14.57          25.26          90,468           1.36            (0.08)
  1998                                           11.91          20.76          66,478           1.34             0.12
Class C
  2002                                      $     6.57         (27.48)%  $      9,652           1.90%           (0.91)%
  2001 (5)                                        9.06           2.58              --             --               --
Class S
  2002                                      $     6.76         (27.08)%  $      9,020           1.15%           (0.25)%
  2001 (10)                                       9.27         (38.82)         11,881           1.39            (0.55)
Class Y
  2002                                      $     6.86         (26.87)%  $    436,199           0.90%            0.05%
  2001 (3)                                        9.38         (41.46)        131,961           1.14            (0.27)
  2000 (8)                                       16.52           8.83         239,576           1.13            (0.15)
  1999                                           15.18          25.61         186,177           1.11             0.17
  1998                                           12.39          20.91         121,475           1.09             0.37
---------------------------------------------------------------------------------------------------------------------

                                               RATIO OF         RATIO OF NET
                                            EXPENSES TO           INVESTMENT
                                                AVERAGE        INCOME (LOSS)
                                             NET ASSETS       TO AVERAGE NET    PORTFOLIO
                                             (EXCLUDING    ASSETS (EXCLUDING     TURNOVER
                                               WAIVERS)             WAIVERS)         RATE
-----------------------------------------------------------------------------------------
LARGE CAP CORE FUND (1)
Class A (2)
  2002                                             1.22%               (0.09)%         43%
  2001 (3)                                         1.24                (0.08)          40
  2000                                             1.21                (0.36)          60
  1999                                             1.20                (0.32)          59
  1998                                             1.21                (0.12)          52
Class B (2)
  2002                                             1.97%               (0.82)%         43%
  2001 (3)                                         1.97                (0.83)          40
  2000                                             1.96                (1.11)          60
  1999 (4)                                         1.97                (1.18)          59
Class C (2)
  2002                                             1.97%               (0.80)%         43%
  2001 (5)                                           --                   --           40
Class S (2)
  2002                                             1.22%               (0.07)%         43%
  2001 (6)                                         1.22                (0.07)          40
Class Y (2)
  2002                                             0.97%                0.17%          43%
  2001 (3)                                         0.98                 0.16           40
  2000                                             0.96                (0.11)          60
  1999                                             0.95                (0.07)          59
  1998                                             0.96                 0.13           52
-----------------------------------------------------------------------------------------
LARGE CAP GROWTH FUND (7)
Class A
  2002                                             1.26%               (0.31)          62%
  2001 (3)                                         1.56                (0.72)          38
  2000 (8) (9)                                     1.49                (0.84)          35
Class B
  2002                                             2.01%               (1.11)%         62%
  2001                                             2.19                (1.31)          38
  2000 (8)                                         1.48                (0.50)          35
  1999                                             1.52                (0.24)          28
  1998                                             1.54                (0.08)          48
Class C
  2002                                             2.01%               (1.02)%         62%
  2001 (5)                                           --                   --           38
Class S
  2002                                             1.26%               (0.36)%         62%
  2001 (10)                                        1.60                (0.76)          38
Class Y
  2002                                             1.01%               (0.06)%         62%
  2001 (3)                                         1.26                (0.39)          38
  2000 (8)                                         1.23                (0.25)          35
  1999                                             1.27                 0.01           28
  1998                                             1.29                 0.17           48
-----------------------------------------------------------------------------------------

  (1) The financial highlights for the Large Cap Core Fund as set forth herein include the historical financial highlights of the Firstar Large Cap Core Equity Fund. The assets of the Firstar Fund were acquired by the First American Large Cap Core Fund on September 24, 2001. In connection with such acquisition, (i) Class A shares of the Firstar Large Cap Core Fund were exchanged for Class A shares of the First American Large Cap Core Fund, (ii) Firstar Class B shares were exchanged for Class B shares of the First American Fund, (iii) Firstar Class Y shares were exchanged for Class S shares of the First American Fund, and (iv) Firstar Institutional Class shares were exchanged for Class Y shares of the First American Fund.

  (2) Per share data calculated using average shares outstanding method.

  (3) Effective in 2001, the Fund's fiscal year end was changed from October 31 to September 30. All ratios for the period have been annualized, except total return and portfolio turnover.

  (4) Class of shares has been offered since March 1, 1999. All ratios for the period have been annualized, except total return and portfolio turnover.

  (5) Class of shares has been offered since September 24, 2001. All ratios for the period have been annualized, except total return and portfolio turnover.

  (6) Class of shares has been offered since November 27, 2000. All ratios for the period have been annualized, except total return and portfolio turnover.

  (7) The financial highlights for the Large Cap Growth Fund as set forth herein include the historical financial highlights of the Firstar Large Cap Growth Fund. The assets of the Firstar Fund were acquired by the First American Capital Growth Fund on September 24, 2001. In connection with such acquisition, (i) Class A shares of the Firstar Large Cap Growth Fund were exchanged for Class A shares of the First American Capital Growth Fund, (ii) Firstar Class B shares were exchanged for Class B shares of the First American Fund, (iii) Firstar Class Y shares were exchanged for Class S shares of the First American Fund, and (iv) Firstar Institutional Class shares were exchanged for Class Y shares of the First American Fund.

  (8) Effective in 2000, the Fund's fiscal year end was changed from November 30 to October 31.

  (9) Class of shares has been offered since March 31, 2000. All ratios for the period have been annualized, except total return and portfolio turnover.

 (10) Class of shares has been offered since December 11, 2000. All ratios for the period have been annualized, except total return and portfolio turnover.

 (11) Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS ENDED SEPTEMBER 30, UNLESS OTHERWISE INDICATED.

                                                                     REALIZED AND
                                            NET ASSET                  UNREALIZED    DIVIDENDS
                                                VALUE          NET       GAINS OR     FROM NET   DISTRIBUTIONS
                                            BEGINNING   INVESTMENT    (LOSSES) ON   INVESTMENT            FROM
                                            OF PERIOD       INCOME    INVESTMENTS       INCOME   CAPITAL GAINS
--------------------------------------------------------------------------------------------------------------
LARGE CAP VALUE FUND
Class A
  2002 (1)                                  $   15.98   $     0.14   $      (3.21)  $    (0.14)  $          --
  2001 (1)                                      20.59         0.16          (2.67)       (0.16)          (1.94)
  2000                                          23.12         0.17           0.22        (0.17)          (2.75)
  1999                                          22.39         0.19           4.44        (0.20)          (3.70)
  1998                                          28.74         0.29          (2.59)       (0.29)          (3.76)
Class B
  2002 (1)                                  $   15.71   $     0.02   $      (3.15)  $    (0.03)  $          --
  2001 (1)                                      20.30         0.02          (2.63)       (0.04)          (1.94)
  2000                                          22.87         0.05           0.18        (0.05)          (2.75)
  1999                                          22.21         0.07           4.36        (0.07)          (3.70)
  1998                                          28.55         0.13          (2.58)       (0.13)          (3.76)
Class C
  2002 (1)                                  $   15.90   $     0.02   $      (3.19)  $    (0.03)  $          --
  2001 (1)                                      20.51         0.02          (2.65)       (0.04)          (1.94)
  2000                                          23.09         0.06           0.17        (0.06)          (2.75)
  1999 (2)                                      22.79         0.08           0.30        (0.08)             --
Class S
  2002 (1)                                  $   15.97   $     0.13   $      (3.18)  $    (0.15)  $          --
  2001 (1) (3)                                  15.32           --           0.65           --              --
Class Y
  2002 (1)                                  $   16.02   $     0.18   $      (3.22)  $    (0.18)  $          --
  2001 (1)                                      20.64         0.21          (2.68)       (0.21)          (1.94)
  2000                                          23.17         0.23           0.21        (0.22)          (2.75)
  1999                                          22.42         0.25           4.46        (0.26)          (3.70)
  1998                                          28.75         0.35          (2.57)       (0.35)          (3.76)
--------------------------------------------------------------------------------------------------------------

                                       102

                                                                                                                      RATIO OF
                                                                                                    RATIO OF NET   EXPENSES TO
                                            NET ASSET                                   RATIO OF      INVESTMENT       AVERAGE
                                                VALUE                   NET ASSETS   EXPENSES TO   INCOME (LOSS)    NET ASSETS
                                               END OF        TOTAL          END OF       AVERAGE      TO AVERAGE    (EXCLUDING
                                               PERIOD   RETURN (4)    PERIOD (000)    NET ASSETS      NET ASSETS      WAIVERS)
------------------------------------------------------------------------------------------------------------------------------
LARGE CAP VALUE FUND
Class A
  2002 (1)                                  $   12.77       (19.37)%  $     85,182          1.15%           0.86%         1.20%
  2001 (1)                                      15.98       (13.72)         94,064          1.05            0.88          1.15
  2000                                          20.59         0.92         138,146          1.05           (0.45)         1.13
  1999                                          23.12        21.93         177,251          1.05            0.82          1.15
  1998                                          22.39        (8.77)        170,529          1.05            1.21          1.13
Class B
  2002 (1)                                  $   12.55       (19.96)%  $     33,720          1.90%           0.11%         1.95%
  2001 (1)                                      15.71       (14.42)         38,108          1.80            0.13          1.90
  2000                                          20.30         0.17          49,662          1.80           (1.20)         1.88
  1999                                          22.87        21.07          61,711          1.80            0.07          1.90
  1998                                          22.21        (9.37)         56,259          1.80            0.41          1.88
Class C
  2002 (1)                                  $   12.70       (19.97)%  $      7,524          1.90%           0.11%         1.95%
  2001 (1)                                      15.90       (14.36)         10,141          1.80            0.12          1.90
  2000                                          20.51         0.17           6,551          1.80           (1.20)         1.88
  1999 (2)                                      23.09         1.65           1,398          1.80              --          1.90
Class S
  2002 (1)                                  $   12.77       (19.36)%  $     24,129          1.15%           0.90%         1.20%
  2001 (1) (3)                                  15.97         4.24              --            --              --            --
Class Y
  2002 (1)                                  $   12.80       (19.22)%  $    825,179          0.90%           1.11%         0.95%
  2001 (1)                                      16.02       (13.53)        970,190          0.80            1.13          0.90
  2000                                          20.64         1.17       1,186,787          0.80           (0.20)         0.88
  1999                                          23.17        22.28       1,343,207          0.80            1.07          0.90
  1998                                          22.42        (8.47)      1,253,845          0.80            1.40          0.88
------------------------------------------------------------------------------------------------------------------------------

                                                 RATIO OF NET
                                                   INVESTMENT
                                                INCOME (LOSS)
                                               TO AVERAGE NET   PORTFOLIO
                                            ASSETS (EXCLUDING    TURNOVER
                                                     WAIVERS)        RATE
-------------------------------------------------------------------------
LARGE CAP VALUE FUND
Class A
  2002 (1)                                               0.81%         82%
  2001 (1)                                               0.78          64
  2000                                                  (0.53)         68
  1999                                                   0.72          61
  1998                                                   1.13          74
Class B
  2002 (1)                                               0.06%         82%
  2001 (1)                                               0.03          64
  2000                                                  (1.28)         68
  1999                                                  (0.03)         61
  1998                                                   0.33          74
Class C
  2002 (1)                                               0.06%         82%
  2001 (1)                                               0.02          64
  2000                                                  (1.28)         68
  1999 (2)                                              (0.10)         61
Class S
  2002 (1)                                               0.85%         82%
  2001 (1) (3)                                             --          64
Class Y
  2002 (1)                                               1.06%         82%
  2001 (1)                                               1.03          64
  2000                                                  (0.28)         68
  1999                                                   0.97          61
  1998                                                   1.32          74
-------------------------------------------------------------------------

 (1) Per share data calculated using average shares outstanding method.

 (2) Class of shares has been offered since February 1, 1999. All ratios for the period have been annualized, except total return and portfolio turnover.

 (3) Class of shares has been offered since September 24, 2001. All ratios for the period have been annualized, except total return and portfolio turnover.

 (4) Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

The accompanying notes are an integral part of the financial statements.

SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2002

BALANCED FUND

DESCRIPTION                                                  SHARES  VALUE (000)
--------------------------------------------------------------------------------
COMMON STOCKS - 58.3%
CONSUMER DISCRETIONARY - 11.0%
4Kids Entertainment* (A)                                     28,100   $      667
Abercrombie & Fitch* (A)                                     10,805          213
Advanced Auto Parts* (A)                                     17,900          944
Alliance Atlantis Communications, Cl B*                      26,600          264
AOL Time Warner* (A)                                        192,560        2,253
Autozone* (A)                                                24,900        1,964
Beazer Homes*  (A)                                            4,000          244
Belo, Cl A                                                   15,400          337
Best Buy* (A)                                                33,670          751
Brinker International* (A)                                    9,200          238
Carnival (A)                                                 69,300        1,739
Catalina Marketing, Cl C* (A)                                16,400          461
Cato, Cl A                                                    3,800           72
CBRL Group (A)                                               15,800          361
CDW Computer Centers* (A)                                    12,200          517
Claire's Stores                                              11,225          245
Clear Channel Communications* (A)                            17,000          591
Costco Wholesale*(A)                                         17,100          554
CSK Auto*                                                    18,300          228
Cumulus Media, Cl A*                                          7,350          130
Dollar General                                              173,265        2,325
Dollar Tree Stores* (A)                                      12,900          284
Dow Jones & Company (A)                                       8,700          334
Electronics Boutique Holdings* (A)                           15,900          436
Fairmont Hotels & Resorts                                    23,600          562
Finish Line, Cl A*                                           14,450          130
Fox Entertainment Group* (A)                                 29,500          650
Gannett                                                      17,200        1,241
Gaylord Entertainment*                                       17,700          335
GTECH Holdings* (A)                                           8,300          206
Gymboree* (A)                                                 1,265           21
Harley-Davidson (A)                                          22,900        1,064
Hilton Hotels                                                19,700          224
Home Depot (A)                                              107,490        2,805
Hot Topic* (A)                                               18,250          329
International Speedway, Cl A                                  3,300          131
Interpublic Group of Companies                               19,100          303
Kirkland's* (A)                                              18,300          313
Kohl's*(A)                                                   32,100        1,952
Lin TV, Cl A* (A)                                             6,400          158
Lowe's (A)                                                   32,800        1,358
Mandalay Resort Group* (A)                                    6,300          211
Maytag                                                       16,000          371
McDonald's                                                   66,700        1,178
MGM MIRAGE* (A)                                              26,600          992
Michael's Stores*                                             5,500          251
Mohawk Industries*                                            7,000          348
Office Depot* (A)                                           124,700        1,539
Omnicom Group (A)                                            12,330          687
Orient Express Hotels* (A)                                   22,100          302
O'Reilly Automotive* (A)                                     16,100          461
Panera Bread, Cl A* (A)                                      17,600          475
Park Place Entertainment* (A)                                32,500          258
Pinnacle Entertainment*                                       9,400           69
Regal Entertainment Group, Cl A*                             11,885          212
Ross Stores                                                   2,600           93
Ruby Tuesday (A)                                             52,600          988
Scholastic* (A)                                              29,000        1,296
Target                                                       47,200   $    1,393
The Wet Seal, Cl A*                                          27,950          280
Toll Brothers* (A)                                           11,300          246
Too*                                                         13,050          304
Toys "R" Us* (A)                                             56,300          573
Ultimate Electronics* (A)                                    18,400          235
USA Networks*                                                84,700        1,641
ValueVision International*                                   13,400          158
Viacom, Cl B* (A)                                            37,946        1,539
Wal-Mart Stores (A)                                          78,101        3,846
Walt Disney                                                  82,400        1,248
Washington Post, Cl B                                         1,200          779
Westwood One* (A)                                            22,100          790
                                                                      ----------
                                                                          50,697
                                                                      ----------
CONSUMER STAPLES - 4.1%
Anheuser-Busch                                               32,400        1,639
Avon Products (A)                                            17,700          816
Bunge Limited                                                17,775          430
Clorox                                                       13,500          542
Coca-Cola                                                    61,200        2,935
Dial (A)                                                     10,000          215
Dreyer's Grand Ice Cream                                      3,430          240
Hormel Foods                                                  8,600          188
Kraft Foods (A)                                              25,330          924
Pepsi Bottling                                                4,500          105
PepsiCo                                                      70,700        2,612
Performance Food Group* (A)                                  22,970          780
Philip Morris                                                60,700        2,355
Procter & Gamble (A)                                         31,700        2,833
Smithfield Foods* (A)                                         7,200          113
Sysco (A)                                                    38,554        1,095
Tyson Foods, Cl A                                            23,500          273
Walgreen (A)                                                 32,830        1,010
                                                                      ----------
                                                                          19,105
                                                                      ----------
ENERGY - 4.5%
Anadarko Petroleum (A)                                       20,700          922
Apache (A)                                                   15,690          933
Atwood Oceanics*                                              6,100          178
Baker Hughes (A)                                             15,200          441
Cal Dive International*                                      27,300          551
ChevronTexaco                                                17,477        1,210
ConocoPhillips                                               68,400        3,163
Enbridge Energy Partners                                     12,010          526
ENSCO International (A)                                      37,800          947
EOG Resources                                                32,400        1,165
Equitable Resources                                          14,000          484
Exxon Mobil                                                  75,076        2,395
FMC Technologies*                                            25,940          435
Frontier Oil                                                  5,500           68
Grant Prideco*                                                5,000           43
Helmerich & Payne                                            10,800          370
Knightsbridge Tanker (A)                                      4,050           48
Lone Star Technologies*                                      54,350          644
Nabors Industries* (A)                                       20,500          671
National-Oilwell* (A)                                        23,650          458
Noble*                                                       19,800          614
Noble Energy (A)                                              4,000          136
Ocean Energy                                                  5,000          100
Patterson-UTI Energy* (A)                                    23,900          610

The accompanying notes are an integral part of the financial statements.

                                       104

DESCRIPTION                                                  SHARES  VALUE (000)
--------------------------------------------------------------------------------
Pioneer Natural Resources* (A)                               10,900   $      264
Pride International* (A)                                     29,865          388
Schlumberger                                                 23,650          910
Smith International* (A)                                      3,800          111
Talisman Energy                                              11,300          453
Teekay Shipping                                               9,700          276
Transocean Sedco Forex                                       22,580          470
Ultra Petroleum*                                             38,300          320
Valero Energy (A)                                             9,840          260
Varco International* (A)                                     10,900          184
Weatherford International* (A)                                5,800          215
Western Gas Resources (A)                                     1,500           47
                                                                      ----------
                                                                          21,010
                                                                      ----------
FINANCIALS - 11.0%
AFLAC (A)                                                    46,100        1,415
Allstate                                                     21,500          764
Ambac Financial Group (A)                                    19,567        1,054
American Express                                             36,230        1,130
American Financial Group                                     16,230          374
American International Group                                 76,797        4,201
Arthur J. Gallagher (A)                                      44,415        1,095
Associated Banc-Corp                                          2,500           79
Bank of America                                              47,800        3,050
Banknorth Group (A)                                          14,500          344
BB&T (A)                                                     15,700          550
Capital One Financial (A)                                    26,800          936
Charles Schwab (A)                                           22,000          191
Charter One Financial                                        14,910          443
Chubb                                                        20,600        1,129
Citigroup (A)                                               130,580        3,872
City National (A)                                             4,055          190
Colonial BancGroup                                            9,300          115
Compass Bancshares                                            9,700          286
Cullen/Frost Bankers                                          8,200          280
E*TRADE Group* (A)                                           27,400          122
East West Bancorp                                            15,500          523
Edwards A.G. (A)                                              6,400          205
Everest Re Group (A)                                         14,785          811
Fannie Mae                                                   43,000        2,560
Federal Agricultural Mortgage* (A)                            2,800           83
Federal Home Loan Mortgage                                   54,300        3,035
Fifth Third Bancorp (A)                                      41,050        2,513
Golden State Bancorp                                          8,500          275
GreenPoint Financial                                          5,500          230
Hartford Financial Services Group                            39,400        1,615
HCC Insurance Holdings (A)                                    4,000           96
Hibernia, Cl A                                               20,500          410
Independence Community Bank                                   3,500           88
Investors Financial Services (A)                             26,020          704
J. P. Morgan Chase (A)                                       84,700        1,608
Jefferies Group (A)                                          15,500          591
LaBranche* (A)                                                6,000          121
Legg Mason (A)                                                3,700          157
M & T Bank (A)                                                6,600          520
MBNA (A)                                                    192,413        3,537
Mellon Financial                                             35,500          921
Merrill Lynch & Company (A)                                  47,800        1,575
Morgan Stanley                                               39,770        1,347
National Commerce Financial (A)                              17,105          428
Neuberger Berman (A)                                          8,700   $      234
New York Community Bancorp                                    7,000          197
North Fork Bancorp                                            6,400          242
Ohio Casualty*                                                4,500           73
PMI Group                                                     3,200           87
Protective Life (A)                                           6,600          203
Radian Group (A)                                              4,800          157
RenaissanceRe Holdings                                        7,500          283
SEI Investments                                               6,500          155
State Street                                                 12,600          487
TCF Financial (A)                                             2,500          106
Travelers Property Casualty, Cl A*                            5,641           74
Travelers Property Casualty, Cl B*                           11,591          157
W.R. Berkley                                                  7,000          238
Wells Fargo                                                  59,600        2,870
Westamerica Bancorporation                                    2,400           97
                                                                      ----------
                                                                          51,233
                                                                      ----------
HEALTH CARE - 9.6%
Abbott Laboratories                                          59,700        2,412
AdvancePCS* (A)                                               6,860          155
Amgen* (A)                                                   55,060        2,296
Anthem*                                                       8,500          552
Apria Healthcare Group*                                       6,500          153
Baxter International                                         99,400        3,037
Biogen*                                                      12,800          375
Biomet                                                       34,510          919
Bio-Rad Laboratories, Cl A*                                   1,000           38
Cardinal Health (A)                                          30,087        1,871
Celgene* (A)                                                 27,400          461
Cephalon* (A)                                                 6,300          257
Charles River Laboratories International* (A)                 3,400          133
Community Health Systems* (A)                                21,300          567
Covance*                                                     20,570          403
Edwards Lifesciences* (A)                                     5,200          133
Express Scripts* (A)                                         10,200          556
First Health Group*                                           5,000          136
Forest Laboratories, Cl A* (A)                               16,700        1,370
Gilead Sciences* (A)                                         45,900        1,539
HCA (A)                                                      36,700        1,747
Health Net*                                                   8,275          177
HealthSouth*                                                149,000          618
Henry Schein*                                                 2,900          153
IDEC Pharmaceuticals* (A)                                    35,900        1,491
Integra LifeSciences*                                        17,000          270
IVAX*                                                         9,500          117
Johnson & Johnson                                            64,250        3,475
King Pharmaceuticals* (A)                                    88,466        1,607
Laboratory Corporation of America Holdings* (A)              14,500          490
Medicis, Cl A* (A)                                            3,950          161
Medtronic (A)                                                50,660        2,134
Millennium Pharmaceuticals* (A)                              17,900          167
Mylan Laboratories                                            8,500          278
NPS Pharmaceuticals* (A)                                      4,000           82
Omnicare (A)                                                 36,900          779
Oxford Health Plans* (A)                                      3,000          117
Pfizer (A)                                                  170,165        4,938
Pharmaceutical Product Development* (A)                      11,800          228
Pharmacia                                                    75,352        2,930
Priority Healthcare, Cl B* (A)                               33,200          837

                                       105

DESCRIPTION                                                  SHARES  VALUE (000)
--------------------------------------------------------------------------------
Province Healthcare*                                          8,550   $      147
Quest Diagnostics* (A)                                        6,600          406
Respironics*                                                  6,200          198
Teva Pharmaceutical Industries, ADR                           2,000          134
Transkaryotic Therapies* (A)                                  2,500           81
Triad Hospitals* (A)                                         11,000          417
Universal Health Services* (A)                                7,700          394
Wyeth                                                        37,600        1,196
Zimmer Holdings*                                             31,262        1,199
                                                                      ----------
                                                                          44,331
                                                                      ----------
INDUSTRIALS - 6.2%
3M                                                           12,900        1,419
Aeroflex*                                                    26,500          134
AGCO* (A)                                                    11,850          275
Albany International, Cl A                                    6,100          116
ARAMARK, Cl B*                                               18,400          386
Atlantic Coast Airline Holdings*                             32,100          297
Bisys Group*                                                 23,650          395
Boeing                                                       47,300        1,614
C. H. Robinson Worldwide                                      3,500           95
Career Education* (A)                                         2,500          120
Chicago Bridge & Iron                                         9,150          220
ChoicePoint*                                                  1,500           53
CNF                                                           3,000           94
Coinstar*                                                    16,800          433
Concord EFS* (A)                                              8,500          135
Corinthian Colleges*                                          3,100          117
Dun & Bradstreet* (A)                                        16,405          551
EDO (A)                                                       6,735          151
Expeditors International of Washington                        7,000          196
ExpressJet Holdings*                                         29,000          267
FactSet Research Systems (A)                                 19,220          510
First Data                                                   87,954        2,458
General Dynamics                                             16,900        1,374
General Electric                                            166,468        4,103
Global Payments                                               5,500          141
Honeywell International                                      21,800          472
Illinois Tool Works (A)                                      11,700          682
Imagistics International*                                     8,900          154
Iron Mountain (A)                                            27,835          696
Kaydon                                                        4,200           84
Kennametal                                                    4,000          128
Knight Transportation*                                       20,550          319
Kroll* (A)                                                    8,900          176
Manpower (A)                                                  5,300          156
Mesa Air Group*                                              17,800           65
Molex, Cl A                                                  62,312        1,308
Navistar International*                                      11,500          249
Nordson                                                      10,850          258
Norfolk Southern                                              7,100          143
PACCAR (A)                                                    3,500          118
Pall                                                         10,000          158
Pentair                                                       3,300          123
Republic Services*                                           35,100          660
Roadway                                                       5,500          202
Robert Half International* (A)                               34,100          541
Sabre Holdings*                                              17,800          344
SkyWest                                                      13,000          170
Southwest Airlines (A)                                       91,065        1,189
SPX* (A)                                                      2,900   $      293
Swift Transportation*                                         5,000           78
Triumph Group*                                               10,150          284
Union Pacific (A)                                            22,700        1,314
United Technologies (A)                                      30,200        1,706
Waste Connections*                                            9,350          325
Werner Enterprises                                            7,300          134
Yellow* (A)                                                   7,000          207
                                                                      ----------
                                                                          28,390
                                                                      ----------
INFORMATION TECHNOLOGY - 8.4%
Accenture* (A)                                               48,100          687
Activision* (A)                                               5,700          136
Acxiom* (A)                                                  22,100          313
Adobe Systems                                                14,400          275
Affiliated Computer Services, Cl A* (A)                       6,600          281
Analog Devices* (A)                                          50,200          989
Anaren Microwave*                                            16,300          134
Applied Materials* (A)                                       63,172          730
ATMI* (A)                                                    38,400          541
BMC Software*                                                 8,500          111
Cadence Design Systems* (A)                                  22,700          231
Cerner*                                                       2,100           74
Cisco Systems* (A)                                          165,310        1,732
Cognex* (A)                                                  22,650          315
Cymer* (A)                                                   13,800          257
Dell Computer* (A)                                           93,400        2,196
Diebold (A)                                                   5,300          174
DoubleClick*                                                 49,900          256
Electronic Data Systems (A)                                  12,500          175
Entegris*                                                    69,150          537
Exar*                                                        22,510          260
Fairchild Semiconductor, Cl A* (A)                           16,400          155
Fiserv*                                                      53,000        1,488
Fisher Scientific International*                             12,650          384
Hewlett-Packard (A)                                         126,816        1,480
Inforte*                                                     33,700          173
Integrated Circuit Systems* (A)                              29,400          462
Integrated Device Technology* (A)                            88,300          922
Intel (A)                                                   121,380        1,686
International Rectifier* (A)                                  6,300           98
Intersil, Cl A* (A)                                           9,300          121
IXYS* (A)                                                    24,100          121
JDS Uniphase* (A)                                            85,700          167
KLA-Tencor* (A)                                              20,000          559
Kronos*                                                      17,100          421
Lawson Software*                                              4,185           15
Linear Technology                                            31,780          658
Mercury Interactive* (A)                                     13,800          237
Mettler-Toledo International* (A)                             9,800          255
Microchip Technology* (A)                                    19,100          391
Micron Technology* (A)                                       40,880          506
Microsoft* (A)                                              162,065        7,089
Mykrolis*                                                    62,415          384
NetIQ* (A)                                                   10,600          154
Network Appliance* (A)                                       30,100          221
Network Associates* (A)                                      12,200          130
Novellus Systems* (A)                                        23,400          487
Oracle Systems*                                              70,960          558
Photon Dynamics* (A)                                         11,200          209

The accompanying notes are an integral part of the financial statements.

                                       106

DESCRIPTION                                                  SHARES  VALUE (000)
--------------------------------------------------------------------------------
Photronics* (A)                                              23,500   $      236
Polycom*                                                     23,000          156
Power Integrations*                                          14,800          180
ProQuest*                                                     7,800          237
QLogic* (A)                                                  15,500          404
QUALCOMM* (A)                                                39,510        1,091
Rational Software* (A)                                       78,500          339
RF Micro Devices* (A)                                        10,000           60
Semtech*                                                      6,400           62
Skyworks Solutions* (A)                                      65,250          296
Storage Technology*                                           6,900           73
SunGard Data Systems* (A)                                    49,600          965
Symantec* (A)                                                 4,000          135
Synopsys* (A)                                                 5,100          195
Take-Two Interactive Software* (A)                           19,300          560
Tech Data* (A)                                               22,100          583
Tekelec*                                                     28,300          244
Teradyne* (A)                                                19,400          186
Texas Instruments (A)                                        83,340        1,231
THQ* (A)                                                     25,750          536
TriZetto Group*                                              17,300           86
Varian Semiconductor Equipment Associates*                    8,000          132
Vastera*                                                     28,000           60
Vishay Intertechnology* (A)                                  26,960          237
Waters* (A)                                                   9,500          230
Xilinx* (A)                                                  30,060          476
Zoran* (A)                                                    5,170           57
                                                                      ----------
                                                                          38,982
                                                                      ----------
MATERIALS - 1.8%
Airgas*                                                       5,300           70
AK Steel Holding*                                             9,000           66
Alcoa (A)                                                    47,600          919
Arch Coal (A)                                                 6,500          108
Bowater (A)                                                   6,000          212
Domtar                                                       14,500          128
E.I. du Pont de Nemours                                      44,300        1,598
Georgia Gulf                                                  2,800           64
International Paper (A)                                      24,000          801
Nucor                                                        13,200          500
OM Group                                                     10,400          445
Pactiv*                                                       7,000          115
Praxair                                                      38,700        1,978
RPM                                                           2,500           35
Sonoco Products                                               6,800          145
Vulcan Materials (A)                                         21,100          763
Weyerhaeuser (A)                                             11,200          490
                                                                      ----------
                                                                           8,437
                                                                      ----------
TELECOMMUNICATION SERVICES - 0.8%
ALLTEL (A)                                                   20,700          831
CenturyTel (A)                                                9,100          204
General Communication, Cl A*                                 54,940          207
Verizon Communications                                       82,000        2,250
XO Communications*                                           56,900            2
                                                                      ----------
                                                                           3,494
                                                                      ----------
UTILITIES - 0.9%
ALLETE                                                        6,000          130
Alliant Energy                                                7,000          135
Constellation Energy (A)                                     38,800          962
Energy East                                                  21,600   $      428
Exelon                                                       30,000        1,425
Kinder Morgan Fractional Shares (A) (C)                      69,060           --
Kinder Morgan (A)                                             3,040          108
Kinder Morgan Management* (A)                                16,738          498
Pepco Holdings                                                5,830          116
Philadelphia Suburban                                         9,000          183
Questar                                                      14,900          340
                                                                      ----------
                                                                           4,325
                                                                      ----------
TOTAL COMMON STOCKS                                                      270,004
                                                                      ----------
CORPORATE OBLIGATIONS - 14.9%
ENERGY - 0.6%
Ashland
   7.900%, 08/05/06                                      $      250   $      284
Atlantic Richfield
   8.500%, 04/01/12                                             300          389
Consolidated Natural Gas
   7.250%, 10/01/04                                           1,500        1,606
Enserch
   6.250%, 01/01/03                                             500          502
                                                                      ----------
                                                                           2,781
                                                                      ----------
FINANCIALS - 8.1%
ABN AMRO Bank
   7.250%, 05/31/05                                           1,250        1,392
Allstate
   7.200%, 12/01/09                                             500          571
Associates Corporation of North America
   7.950%, 02/15/10                                           1,250        1,441
Banco Santander Chile
   6.500%, 11/01/05                                             475          519
Bank of America
   9.200%, 05/15/03                                             185          193
   7.875%, 05/16/05                                             500          565
   7.125%, 09/15/06                                           1,000        1,152
Bank of Boston
   6.625%, 02/01/04                                             925          973
Bank of New York
   7.875%, 11/15/02                                             150          151
Bank of Oklahoma
   7.125%, 08/15/07                                             300          331
Bankers Trust
   7.500%, 11/15/15                                             200          240
Citibank Credit Card
   Zero Coupon Bond, 08/15/06                                 1,000          962
Compass Bancshares
   8.375%, 09/15/04                                             400          441
Credit Suisse First Boston
   5.875%, 08/01/06                                           1,500        1,608
Donaldson, Lufkin & Jenrette
   6.875%, 11/01/05                                             800          876
Dresdner Bank - New York
   7.250%, 09/15/15                                             800          972
First Union National Bank
   7.875%, 02/15/10                                           1,000        1,193
Goldman Sachs
   6.250%, 02/01/03                                           1,900        1,927
Hartford Financial Services
   6.375%, 11/01/08                                             205          223
Heller Financial
   8.000%, 06/15/05                                             170          189

                                       107

DESCRIPTION                                               PAR (OOO)  VALUE (000)
--------------------------------------------------------------------------------
Household Finance
8.000%, 05/09/05                                         $    1,000   $    1,045
   6.375%, 10/15/11                                           1,000          934
Household Netherlands
   6.200%, 12/01/03                                             125          130
International Lease Financing
   8.375%, 12/15/04                                             250          273
Key Bank
   7.000%, 02/01/11                                           1,000        1,117
Keycorp
   8.000%, 07/01/04                                             730          792
Lehman Brothers Holdings
   6.500%, 10/01/02                                           1,000        1,000
   7.800%, 07/07/05                                             500          557
   7.500%, 09/01/06                                             375          426
   7.875%, 08/15/10                                           1,000        1,176
   8.500%, 08/01/15                                             500          644
Merrill Lynch
   8.300%, 11/01/02                                             225          226
   6.250%, 10/15/08                                             200          219
Morgan Stanley
   5.625%, 01/20/04                                             500          520
National Westminster Bank
   9.375%, 11/15/03                                             300          323
NCNB
   10.200%, 07/15/15                                            750        1,080
Paine Webber Group
   7.875%, 02/15/03                                             500          511
   8.875%, 03/15/05                                             500          564
Principal Financial Group Australia 144A
   8.200%, 08/15/09                                           1,800        2,067
Salomon
   7.500%, 02/01/03                                             409          416
Salomon Smith Barney Holdings
   6.750%, 02/15/03                                             575          584
   7.000%, 06/15/03                                             277          286
   6.875%, 06/15/05                                             700          761
   5.875%, 03/15/06                                           1,500        1,609
Standard Federal Bancorp
   7.750%, 07/17/06                                             250          287
USF&G
   7.125%, 06/01/05                                             350          367
Washington Mutual
   7.500%, 08/15/06                                             250          282
Wells Fargo Financial
   6.625%, 07/15/04                                           1,200        1,288
Westdeutsche
   6.750%, 06/15/05                                             400          443
   6.050%, 01/15/09                                             900        1,014
Wharf Capital International
   8.875%, 11/01/04                                             325          362
Zurich Capital Trust 144A
 Callable 06/01/07 @ 104.19
   8.376%, 06/01/37                                             365          287
                                                                      ----------
                                                                          37,509
                                                                      ----------
MANUFACTURING - 2.3%
Boeing
   7.250%, 06/15/25                                           1,250        1,335
Ford Motor
   6.375%, 02/01/29                                             250          182
Ford Motor Credit
   6.700%, 07/16/04                                           1,000        1,004
   5.800%, 01/12/09                                           1,500        1,322
General Motors Acceptance
6.150%, 04/05/07                                         $    3,000   $    3,016
General Motors Global Bond
   6.750%, 05/01/28                                             750          651
Georgia-Pacific
 Callable 11/15/02 @ 104.23
   9.875%, 11/01/21                                             300          240
Tenneco Packaging
   7.950%, 12/15/25                                             425          485
TRW
   8.750%, 05/15/06                                           1,000        1,142
   6.300%, 05/15/08                                           1,000        1,060
                                                                      ----------
                                                                          10,437
                                                                      ----------
SERVICE - 2.0%
Comcast Cable
   7.125%, 06/15/13                                             750          694
Continental Cablevision
   8.875%, 09/15/05                                             350          329
 Callable 08/01/05 @ 104.75
   9.500%, 08/01/13                                           1,000          930
Dayton Hudson
   5.875%, 11/01/08                                           1,500        1,668
Duty Free International
   7.000%, 01/15/04                                           1,225          600
Fred Meyer
   7.450%, 03/01/08                                             500          572
J.C. Penney
 Callable 11/15/02 @103.87
   8.250%, 08/15/22                                             500          430
 Callable 11/15/02 @ 104.12
   9.750%, 06/15/21                                             575          540
May Department Stores
   7.900%, 10/15/07                                           1,000        1,180
Time Warner
   8.875%, 10/01/12                                           2,025        2,065
                                                                      ----------
                                                                           9,008
                                                                      ----------
TRANSPORTATION - 0.7%
Air 2 US
   10.127%, 10/01/20                                            500          175
America West Airlines
   8.540%, 01/02/06                                             323          287
   7.930%, 01/02/19                                             614          629
Continental Airlines
   6.800%, 07/02/07                                             143          115
FedEx
   9.650%, 06/15/12                                             680          900
Northwest Airlines
   6.810%, 02/01/20                                             910          821
Stagecoach Holdings
   8.625%, 11/15/09                                             500          446
                                                                      ----------
                                                                           3,373
                                                                      ----------
UTILITIES - 1.2%
Aquila
   7.000%, 07/15/04                                             350          304
AT&T Canada
 Callable 06/15/03 @ 104.97
   9.950%, 06/15/08                                             300           27
British Telecommunications
   8.375%, 12/15/10                                             150          176
CE Generation
   7.416%, 12/15/18                                             917          895

The accompanying notes are an integral part of the financial statements.

                                       108

DESCRIPTION                                               PAR (OOO)  VALUE (000)
--------------------------------------------------------------------------------
Commonwealth Edison
   9.875%, 06/15/20                                      $      900   $    1,054
Conectiv
   6.730%, 06/01/06                                             135          142
FPL Group Capital
   7.625%, 09/15/06                                             150          169
France Telecom
   8.250%, 03/01/11                                             150          164
GTE South
   6.125%, 06/15/07                                           1,000        1,039
ONEOK
   7.750%, 08/15/06                                             125          140
PP&L Capital Funding
   8.375%, 06/15/07                                             500          569
PSI Energy
   7.850%, 10/15/07                                             750          835
Rochester Telephone
   9.000%, 08/15/21                                             400            7
                                                                      ----------
                                                                           5,521
                                                                      ----------
CONVERTIBLE CORPORATE BONDS - 0.0%
Ciena
   3.750%, 02/01/08                                             120           69
Corning
   Zero Coupon Bond, 11/08/15                                   260          114
                                                                      ----------
                                                                             183
                                                                      ----------
TOTAL CORPORATE OBLIGATIONS                                               68,812
                                                                      ----------
U.S. GOVERNMENT & AGENCY SECURITIES - 14.3%
GOVERNMENT AGENCY - 4.3%
FFCB
   5.750%, 09/01/05                                             500          546
FHLB
   6.875%, 08/15/03                                           1,000        1,045
   6.250%, 08/13/04                                           3,000        3,232
   5.375%, 05/15/06                                           1,500        1,633
FHLMC
   5.950%, 01/19/06                                           1,000        1,105
   5.750%, 04/15/08                                           2,000        2,234
   6.625%, 09/15/09                                           2,950        3,447
FNMA
   5.125%, 02/13/04                                           1,000        1,045
   6.500%, 08/15/04                                             500          541
   7.125%, 02/15/05                                             250          278
   6.400%, 09/27/05                                             500          557
   7.125%, 03/15/07                                           2,000        2,338
   5.250%, 01/15/09                                             500          544
   6.375%, 06/15/09                                           1,000        1,152
   6.930%, 09/17/12                                             250          284
                                                                      ----------
                                                                          19,981
                                                                      ----------
U.S. TREASURIES - 10.0%
U.S. Treasury Bonds (A)
   9.250%, 02/15/16                                           4,485        6,751
   8.125%, 05/15/21                                           1,000        1,426
   8.125%, 08/15/21                                           1,000        1,428
   8.000%, 11/15/21                                           2,200        3,111
   7.125%, 02/15/23                                           3,000        3,921
   6.875%, 08/15/25                                           3,000        3,858
U.S. Treasury Notes (A)
   7.250%, 08/15/04                                           4,150        4,577
   6.875%, 05/15/06                                           6,500        7,537
   6.000%, 08/15/09                                           3,300        3,866
U S Treas Bd Stripped Prin Pmt
   0%, 11/15/04                                          $    8,000   $    7,713
   0%, 08/15/05                                               2,000        1,885
                                                                      ----------
                                                                          46,073
                                                                      ----------
TOTAL U.S. GOVERNMENT & AGENCY SECURITIES                                 66,054
                                                                      ----------
MORTGAGE-BACKED OBLIGATIONS - 6.9%
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED
  SECURITIES - 6.5%
FHLMC Pool
   6.500%, 04/01/08 #E00225                                     116          122
   7.000%, 04/01/08 #E46044                                      62           66
   5.500%, 03/01/13 #E00546                                     692          720
   7.000%, 12/01/29, #G01091 (A)                              1,617        1,690
   6.000%, 01/01/32, #C62449                                    248          255
   6.000%, 01/01/32, #C62824                                     29           30
   6.000%, 02/01/32, #C01292                                     33           34
   6.000%, 03/01/32, #C01316                                    706          726
   6.000%, 04/01/32, #C65884                                    465          478
   6.000%, 04/01/32, #C65888                                    150          154
   6.000%, 04/01/32, #C66565                                    492          506
   6.000%, 04/01/32, #C66575                                    145          149
   6.000%, 04/01/32, #C01344                                    805          828
   6.000%, 05/01/32, #C66877                                     37           38
   6.000%, 05/01/32, #C01361                                    591          608
FNMA Pool
   6.500%, 05/01/32, #640032                                  2,967        3,073
   6.500%, 06/01/32, #647471                                  2,992        3,100
   6.500%, 08/01/32, #649874                                  4,924        5,101
   6.000%, 10/01/32, #661581                                  5,000        5,136
   5.500%, 03/01/06, #424411                                  1,116        1,155
   7.000%, 04/01/29, #323681                                    998        1,044
   6.000%, 05/01/29, #323715                                  2,859        2,958
GNMA Pool
   6.000%, 03/01/03 #340911                                      38           38
   6.500%, 10/20/10 #2108                                       141          150
   7.500%, 06/15/27, #447728                                    117          125
   7.500%, 09/15/27, #455516                                    115          123
   7.000%, 04/15/29, #506639                                  1,417        1,495
                                                                      ----------
                                                                          29,902
                                                                      ----------
CMO MORTGAGE-BACKED OBLIGATIONS - 0.4%
FHLMC 1136, Cl H
   6.000%, 09/15/21                                             146          151
FHLMC Series 85, Cl C
   8.600%, 01/15/21                                             122          129
FHLMC Series 1201, Cl E
   7.400%, 12/15/21                                              45           45
FNMA 1990-63, Cl H
   9.500%, 06/25/20                                             110          121
FNMA 1990-105, Cl J
   6.500%, 09/25/20                                             102          107
FNMA 1990-89, Cl K
   6.500%, 07/25/20                                              20           21
FNMA 1993-210
   6.500%, 04/25/23                                             750          822
FNMA 1996-21
   6.000%, 02/25/11                                             333          363
FNMA 1989-2, Cl D
   8.800%, 01/25/19                                              20           22
FNMA 1989-37
   8.000%, 07/25/19                                             117          126
FNMA Series 1990-30
   6.500%, 03/25/20                                             100          105
GNMA Series 3, Cl F
   6.500%, 06/17/20                                              31           34
                                                                      ----------
                                                                           2,046
                                                                      ----------
                                       109

DESCRIPTION                                               PAR (OOO)  VALUE (000)
--------------------------------------------------------------------------------
MORTGAGE BACKED VARIABLE RATE OBLIGATIONS - 0.0%
FNMA Pool
   6.198%, 04/01/18, #70009                              $      121   $      124
                                                                      ----------
TOTAL MORTGAGE-BACKED OBLIGATIONS                                         32,072
                                                                      ----------
PRIVATE CMO MORTGAGE-BACKED SECURITIES - 0.6%
FIXED RATE - 0.6%
GE Capital Mortgage Services
   7.000%, 05/24/24                                           2,675        2,796
                                                                      ----------
TOTAL PRIVATE CMO MORTGAGE-BACKED SECURITIES                               2,796
                                                                      ----------
ASSET-BACKED SECURITIES - 1.6%
AUTOS - 1.2%
Ford Credit Auto Owner
   5.120%, 10/15/04                                           2,500        2,543
Union Acceptance 98-B-A5
   6.020%, 01/09/06                                           3,000        3,058
                                                                      ----------
                                                                           5,601
                                                                      ----------
HOME EQUITY - 0.4%
Contimortgage 1997-5, Cl A5
   6.630%, 12/15/20                                             700          712
Contimortgage
   7.120%, 08/15/28                                             339          351
GE Capital Mortgage Services
   7.300%, 02/25/25                                              21           22
Green Tree Financial 1997-B
   7.120%, 04/15/27                                              41           42
Merrill Lynch Mortgage Investors
   6.310%, 11/15/26                                             841          892
                                                                      ----------
                                                                           2,019
                                                                      ----------
TOTAL ASSET-BACKED SECURITIES                                              7,620
                                                                      ----------
U.S. GOVERNMENT AGENCY BACKED OBLIGATIONS - 1.3%
YANKEE OBLIGATIONS - 0.4%
Ford Capital BV
   9.500%, 06/01/10                                             150          183
Norsk Hydro
   9.000%, 04/15/12                                             400          523
Newcourt Credit Group
   6.875%, 02/16/05                                           1,000        1,024
                                                                      ----------
                                                                           1,730
                                                                      ----------
INTERNATIONAL/YANKEE - 0.9%
Hydro-Quebec
   11.750%, 02/01/12                                            350          545
 Callable 01/15/03 @ 100
   9.750%, 01/15/18                                             500          510
Korea Electric Power,
 Putable 08/01/04 @ 100
   6.750%, 08/01/27                                             200          211
Midland Bank
   6.950%, 03/15/11                                             950        1,104
National Bank of Hungary
   8.875%, 11/01/13                                             250          338
Sweden (Kingdom of)
   11.125%, 06/01/15                                            150          240
TransCanada Pipelines
   9.125%, 04/20/06                                           1,000        1,173
                                                                      ----------
                                                                           4,121
                                                                      ----------
TOTAL U.S. GOVERNMENT AGENCY BACKED OBLIGATIONS                            5,851
                                                                      ----------

DESCRIPTION                                                  SHARES  VALUE (000)
--------------------------------------------------------------------------------
MONEY MARKET FUNDS - 2.8%
SHORT TERM MONEY MARKET FUND - 0.2%
Lindner Government Money Market Fund                        850,000   $      850
                                                                      ----------
RELATED PARTY MONEY MARKET FUND - 2.6%
First American Prime Obligations Fund (B)                12,199,850       12,200
                                                                      ----------
TOTAL MONEY MARKET FUNDS                                                  13,050
                                                                      ----------
TOTAL INVESTMENTS - 100.7%
   (Cost $497,955)                                                       466,259
                                                                      ----------
OTHER ASSETS AND LIABILITIES, NET - (0.7)%                                (3,346)
                                                                      ----------
TOTAL NET ASSETS - 100.0%                                             $  462,913
                                                                      ----------

*     Non-income producing security

(A) This security or a portion of this security is out on loan at September 30, 2002. Total loaned securities had a market value of $212,744,248 at September 30, 2002. (Note 6)

(B) This money market fund is advised by U.S. Bancorp Asset Management, Inc., which also serves as advisor for this Fund. See also the notes to the financial statements.

(C) Security is valued at fair value under guidelines established and approved by the board of directors. Total fair valued securities had a value of $0, which represents 0.0% of total net assets at September 30, 2002. (Note 2)

ADR   - American Depositary Receipt

Cl    - Class

CMO   - Collateralized Mortgage Obligation

FFCB  - Federal Farm Credit Bank

FHLB  - Federal Home Loan Bank

FHLMC - Federal Home Loan Mortgage Corporation

FNMA  - Federal National Mortgage Association

GNMA  - Government National Mortgage Association

The accompanying notes are an integral part of the financial statements.

EQUITY INCOME FUND

DESCRIPTION                                                  SHARES  VALUE (000)
--------------------------------------------------------------------------------
COMMON STOCKS - 93.9%
CONSUMER DISCRETIONARY - 7.4%
Gannett (A)                                                 142,300   $   10,271
Home Depot (A)                                              149,500        3,902
McGraw-Hill                                                 155,800        9,538
Starwood Hotels & Resorts Worldwide (A)                     363,400        8,104
Target (A)                                                  352,000       10,391
Wal-Mart Stores (A)                                         271,000       13,344
Walt Disney                                                 582,700        8,822
                                                                      ----------
                                                                          64,372
                                                                      ----------
CONSUMER STAPLES - 9.8%
Anheuser-Busch (A)                                          182,800        9,250
Cadbury Schweppes, ADR (A)                                  457,200       12,194
Coca-Cola                                                   107,500        5,156
Colgate-Palmolive (A)                                        57,200        3,086
General Mills (A)                                           242,700       10,781
Kimberly-Clark (A)                                          137,925        7,812
Kraft Foods (A)                                             296,360       10,805
PepsiCo (A)                                                 331,560       12,251
Philip Morris                                               195,200        7,574
Procter & Gamble (A)                                         72,600        6,489
                                                                      ----------
                                                                          85,398
                                                                      ----------
ENERGY - 8.6%
BP, ADR                                                     384,296       15,333
ChevronTexaco                                               116,836        8,091
ConocoPhillips                                              199,800        9,239
Exxon Mobil                                                 682,586       21,775
Murphy Oil (A)                                               25,900        2,126
Royal Dutch Petroleum, ADR                                  464,400       18,655
                                                                      ----------
                                                                          75,219
                                                                      ----------
FINANCIALS - 27.8%
Alliance Capital Management                                 291,600        8,086
AMB Property (A)                                            183,400        5,300
Ambac Financial Group (A)                                    93,200        5,023
American Express                                            303,700        9,469
Archstone-Smith Trust (REIT) (A)                            164,900        3,938
Astoria Financial                                           388,800        9,487
Bank of America                                             230,224       14,688
Bank of New York                                            331,400        9,524
Camden Property Trust (REIT)                                 56,900        1,886
Citigroup                                                   665,052       19,719
Crescent Real Estate                                        101,700        1,597
Duke Realty (A)                                             195,172        4,805
Equity Residential Properties Trust (REIT) (A)               57,900        1,386
Fannie Mae                                                  176,700       10,521
Hartford Financial Services Group                           196,800        8,069
Healthcare Realty Trust                                     115,700        3,598
Household International (A)                                  73,497        2,081
J.P. Morgan Chase                                           227,500        4,320
Kimco Realty                                                 47,400        1,474
Legg Mason (A)                                              208,700        8,882
Manufactured Home Communities                               122,550        3,907
Marsh & McLennan                                            259,200       10,793
Mellon Financial (A)                                        463,100       12,008
Merrill Lynch & Company (A)                                 198,400        6,537
Morgan Stanley                                              167,900        5,688
North Fork Bancorporation (A)                               316,300       11,969
Northern Trust (A)                                          232,550        8,772
Simon Property Group (A)                                    137,200   $    4,902
SouthTrust                                                  438,700       10,638
St. Paul Companies (A)                                      345,310        9,917
Travelers Property Casualty, Cl A* (A)                       28,733          379
Travelers Property Casualty, Cl B*                           59,033          799
Wells Fargo                                                 272,300       13,114
Zions Bancorporation                                        211,000        9,185
                                                                      ----------
                                                                         242,461
                                                                      ----------
HEALTH CARE - 12.3%
Abbott Laboratories                                         288,000       11,635
Baxter International                                        233,900        7,146
Biomet (A)                                                  218,000        5,805
Bristol-Myers Squibb                                        252,232        6,003
Johnson & Johnson (A)                                       142,700        7,717
McKesson HBOC (A)                                           289,200        8,193
Pfizer (A)                                                1,141,100       33,115
Pharmacia                                                   318,543       12,385
Schering-Plough                                             199,300        4,249
Wyeth (A)                                                   344,000       10,939
                                                                      ----------
                                                                         107,187
                                                                      ----------
INDUSTRIALS - 11.8%
3M (A)                                                      145,700       16,023
Automatic Data Processing (A)                               205,100        7,131
Avery Dennison (A)                                           34,804        1,983
Boeing                                                      326,500       11,143
Caterpillar (A)                                             223,850        8,332
Deere (A)                                                    84,200        3,827
Emerson Electric                                             66,700        2,931
General Dynamics (A)                                        129,600       10,540
General Electric                                            696,400       17,166
Honeywell International (A)                                 447,400        9,691
Knightsbridge Tanker (A)                                    176,500        2,092
Parker-Hannifin (A)                                          82,700        3,160
United Parcel Service (A)                                   150,950        9,439
                                                                      ----------
                                                                         103,458
                                                                      ----------
INFORMATION TECHNOLOGY - 4.3%
Electronic Data Systems (A)                                 419,600        5,866
Hewlett-Packard (A)                                         432,730        5,050
Intel (A)                                                   416,700        5,788
International Business Machines (A)                         232,230       13,560
Motorola (A)                                                748,100        7,616
                                                                      ----------
                                                                          37,880
                                                                      ----------
MATERIALS - 4.5%
Alcoa (A)                                                   156,800        3,026
Dow Chemical (A)                                            362,600        9,903
E.I. du Pont de Nemours                                      77,500        2,795
Ecolab (A)                                                  258,500       10,787
Monsanto (A)                                                 54,341          831
Praxair (A)                                                 227,500       11,628
                                                                      ----------
                                                                          38,970
                                                                      ----------
TELECOMMUNICATION SERVICES - 4.1%
ALLTEL (A)                                                   91,400        3,668
BellSouth                                                   314,400        5,772
SBC Communications                                          295,700        5,944
Sprint (A)                                                  295,200        2,692
Verizon Communications                                      630,780       17,309
                                                                      ----------
                                                                          35,385
                                                                      ----------

                                       111

DESCRIPTION                                               PAR (OOO)  VALUE (000)
--------------------------------------------------------------------------------
UTILITIES - 3.3%
Cinergy (A)                                                 319,100   $   10,029
Cleco (A)                                                   464,800        6,261
Consolidated Edison (A)                                     100,800        4,054
Duke Energy (A)                                             337,100        6,590
National Fuel Gas                                            52,000        1,033
Reliant Energy (A)                                          129,500        1,296
                                                                      ----------
                                                                          29,263
                                                                      ----------
TOTAL COMMON STOCKS                                                      819,593
                                                                      ----------
CONVERTIBLE PREFERRED STOCK - 0.2%
Lucent Technologies                                           5,755        1,544
                                                                      ----------
TOTAL CONVERTIBLE PREFERRED STOCK                                          1,544
                                                                      ----------
CORPORATE BOND - 0.3%
Nortel Networks
   6.125%, 02/15/06 (A)                                  $    7,107        2,487
                                                                      ----------
TOTAL CORPORATE BOND                                                       2,487
                                                                      ----------
CONVERTIBLE CORPORATE BONDS - 2.1%
Adelphia Communications
   6.000%, 02/15/06 (A)                                       3,900          254
Charter Communications
   5.750%, 10/15/05 (A)                                       6,430        3,208
Nextel Communications
   6.000%, 06/01/11                                           4,850        3,480
   6.000%, 06/01/11                                             350          251
Protein Design Labs
   5.500%, 02/15/07                                           1,667        1,311
Tribune
   2.000%, 5/15/29                                              148        9,826
                                                                      ----------
TOTAL CONVERTIBLE CORPORATE BONDS                                         18,330
                                                                      ----------

RELATED PARTY MONEY MARKET FUND - 6.2%
First American Prime Obligations Fund (B)                54,661,909       54,662
                                                                      ----------
TOTAL RELATED PARTY MONEY MARKET FUND                                     54,662
                                                                      ----------
TOTAL INVESTMENTS - 102.7%
   (Cost $985,162)                                                       896,616
                                                                      ----------
OTHER ASSETS AND LIABILITIES, NET - (2.7)%                               (23,730)
                                                                      ----------
TOTAL NET ASSETS - 100.0%                                             $  872,886
                                                                      ----------

*     Non-income producing security

(A) This security or a portion of this security is out on loan at September 30, 2002. Total loaned securities had a market value of $307,831,763 at September 30, 2002. (Note 6)

(B) This money market fund is advised by U.S. Bancorp Asset Management, Inc., which also serves as advisor for this Fund. See also the notes to the financial statements.

ADR   - American Depositary Receipt

Cl    - Class

REIT  - Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

STATEMENTS OF ASSETS AND LIABILITIES SEPTEMBER 30, 2002, IN THOUSANDS, EXCEPT PER SHARE DATA

                                                                                      BALANCED            EQUITY
                                                                                          FUND       INCOME FUND
----------------------------------------------------------------------------------------------------------------
ASSETS:
Investments in securities, at value*                                             $     466,259     $     896,616
Cash                                                                                         2                33
Dividends and interest receivable                                                        2,485             1,615
Collateral for securities loaned, at value                                             221,870           323,041
Receivable for securities sold                                                           7,153                86
Capital shares sold                                                                        705             1,445
Other receivables                                                                            1                24
Prepaid expenses and other assets                                                           41                28
----------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                           698,516         1,222,888
================================================================================================================
LIABILITIES:
Payable for investment securities purchased                                             12,078            24,783
Payable upon return of securities loaned                                               221,870           323,041
Capital shares redeemed                                                                  1,266             1,452
Payable for advisory, co-administration, and custodian fees                                323               660
Distribution and shareholder servicing fees                                                 61                63
Accrued expenses and other liabilities                                                       5                 3
----------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                                      235,603           350,002
================================================================================================================
NET ASSETS                                                                       $     462,913     $     872,886
================================================================================================================
COMPOSITION OF NET ASSETS:
Portfolio capital                                                                $     577,543     $   1,010,940
Undistributed net investment income (loss)                                                  90              (232)
Accumulated net realized loss                                                          (83,024)          (49,276)
Unrealized depreciation of investments                                                 (31,696)          (88,546)
----------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                       $     462,913     $     872,886
================================================================================================================
*Investments in securities, at cost                                              $     497,955     $     985,162

CLASS A:
Net assets                                                                       $      98,557     $     128,142
Shares issued and outstanding ($0.0001 par value -- 2 billion authorized)               11,760            13,383
Net asset value, offering price, and redemption price per share                  $        8.38     $        9.58
Maximum offering price per share (A)                                             $        8.87     $       10.13

CLASS B:
Net assets                                                                       $      35,641     $      18,699
Shares issued and outstanding ($0.0001 par value -- 2 billion authorized)                4,282             1,964
Net asset value, offering price, and redemption price per share (C)              $        8.32     $        9.52

CLASS C:
Net assets                                                                       $       2,233     $      11,171
Shares issued and outstanding ($0.0001 par value -- 2 billion authorized)                  267             1,171
Net asset value, offering price, and redemption price per share (C)              $        8.35     $        9.54
Maximum offering price per share (B)                                             $        8.43     $        9.64

CLASS S:
Net assets                                                                       $      36,194     $      36,522
Shares issued and outstanding ($0.0001 par value -- 2 billion authorized)                4,314             3,816
Net asset value, offering price, and redemption price per share                  $        8.39     $        9.57

CLASS Y:
Net assets                                                                       $     290,288     $     678,352
Shares issued and outstanding ($0.0001 par value -- 2 billion authorized)               34,552            70,425
Net asset value, offering price, and redemption price per share                  $        8.40     $        9.63
----------------------------------------------------------------------------------------------------------------

 (A) The offering price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 5.50%.

 (B) The offering price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 1.00%.

 (C) Class B and C have a contingent deferred sales charge. For a description of a possible redemption charge, see the notes to the financial statements.

The accompanying notes are an integral part of the financial statements.

STATEMENTS OF OPERATIONS FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2002, IN THOUSANDS

                                                                                      BALANCED            EQUITY
                                                                                          FUND       INCOME FUND
----------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest                                                                         $      14,296     $       2,094
Dividends                                                                                3,117            14,501
Less: Foreign taxes withheld                                                                (3)             (125)
Securities lending                                                                         185               117
Other                                                                                      218                23
----------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                                 17,813            16,610
================================================================================================================
EXPENSES:
Investment advisory fees                                                                 3,687             4,026
Co-administration fees and expenses (including per account transfer agency fees)         1,715             1,699
Custodian fees                                                                              57                62
Directors' fees                                                                              5                 7
Registration fees                                                                           48                53
Professional fees                                                                           10                14
Printing                                                                                    27                15
Other                                                                                       19                11
Distribution and shareholder servicing fees - Class A                                      307               186
Distribution and shareholder servicing fees - Class B                                      452               166
Distribution and shareholder servicing fees - Class C                                       25               113
Shareholder servicing fees - Class S                                                       105                41
----------------------------------------------------------------------------------------------------------------
TOTAL EXPENSES                                                                           6,457             6,393
================================================================================================================
Less: Waiver of expenses                                                                (1,031)             (309)
----------------------------------------------------------------------------------------------------------------
TOTAL NET EXPENSES                                                                       5,426             6,084
================================================================================================================
INVESTMENT INCOME - NET                                                                 12,387            10,526
================================================================================================================
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS - NET:
Net realized loss on investments                                                       (34,657)          (23,793)
Net change in unrealized depreciation of investments                                   (27,073)         (243,559)
----------------------------------------------------------------------------------------------------------------
NET LOSS ON INVESTMENTS                                                                (61,730)         (267,352)
================================================================================================================
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                             $     (49,343)    $    (256,826)
================================================================================================================

The accompanying notes are an integral part of the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS IN THOUSANDS

                                                                                                 BALANCED                  EQUITY
                                                                                                     FUND             INCOME FUND
---------------------------------------------------------------------------------------------------------------------------------
                                                                          10/1/01     11/1/00     11/1/99     10/1/01     10/1/00
                                                                               TO          TO          TO          TO          TO
                                                                          9/30/02     9/30/01    10/31/00     9/30/02     9/30/01
---------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Investment income - net                                                 $  12,387   $   5,269   $   4,273   $  10,526   $   6,363
Net realized gain (loss) on investments                                   (34,657)    (27,742)     32,738     (23,793)     34,974
Net change in unrealized appreciation or depreciation of investments      (27,073)     (9,744)      5,378    (243,559)    (48,968)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations           (49,343)    (32,217)     42,389    (256,826)     (7,631)
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment income - net (2):
   Class A                                                                 (2,574)     (1,041)       (884)     (1,100)       (499)
   Class B                                                                   (616)        (63)        (14)       (139)       (163)
   Class C                                                                    (35)         --          --        (106)        (72)
   Class S                                                                   (831)       (783)         --        (232)         --
   Class Y                                                                 (8,345)     (3,486)     (3,330)     (8,862)     (6,119)
Net realized gain on investments (3):
   Class A                                                                     --      (8,185)     (2,820)        (93)     (5,284)
   Class B                                                                     --        (350)        (42)        (43)     (2,404)
   Class C                                                                     --          --          --         (34)     (1,226)
   Class S                                                                     --          --          --          (1)         --
   Class Y                                                                     --     (24,476)     (9,415)     (1,077)    (57,265)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                       (12,401)    (38,384)    (16,505)    (11,687)    (73,032)
=================================================================================================================================
CAPITAL SHARE TRANSACTIONS (1):
Class A:
   Proceeds from sales                                                      6,899       4,908       4,930      13,653      12,934
   Reinvestment of distributions                                            2,480       9,021       3,692       1,026       4,177
   Payments for redemptions                                               (25,212)    (10,124)    (13,973)    (16,103)     (7,234)
   Shares issued in connection with the acquisition of Fund net assets         --      85,686          --     147,414         971
---------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from Class A transactions               (15,833)     89,491      (5,351)    145,990      10,848
---------------------------------------------------------------------------------------------------------------------------------
Class B:
   Proceeds from sales                                                      3,418       3,038       1,538       5,795       3,888
   Reinvestment of distributions                                              597         398          55         171       2,524
   Payments for redemptions                                               (10,679)       (959)        (88)     (4,480)     (2,933)
   Shares issued in connection with the acquisition of Fund net assets         --      42,162          --      11,567         777
---------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from Class B transactions                (6,664)     44,639       1,505      13,053       4,256
---------------------------------------------------------------------------------------------------------------------------------
Class C:
   Proceeds from sales                                                      1,063          --          --       9,021       7,719
   Reinvestment of distributions                                               35          --          --         140       1,292
   Payments for redemptions                                                  (896)         (1)         --      (3,279)     (1,596)
   Shares issued in connection with the acquisition of Fund net assets         --       2,261          --         299          --
---------------------------------------------------------------------------------------------------------------------------------
Increase in net assets from Class C transactions                              202       2,260          --       6,181       7,415
---------------------------------------------------------------------------------------------------------------------------------
Class S:
   Proceeds from sales                                                     16,014      18,848          --       5,298          --
   Reinvestment of distributions                                              819         783          --         229          --
   Payments for redemptions                                               (15,364)    (20,708)         --      (3,812)         --
   Shares issued in connection with the acquisition of Fund net assets         --      47,220          --      46,472         305
---------------------------------------------------------------------------------------------------------------------------------
Increase in net assets from Class S transactions                            1,469      46,143          --      48,187         305
---------------------------------------------------------------------------------------------------------------------------------
Class Y:
   Proceeds from sales                                                     69,124      41,615      74,157     336,498      93,503
   Reinvestment of distributions                                            7,665      27,497      12,490       3,507      20,989
   Payments for redemptions                                              (123,896)    (49,275)   (124,078)   (132,012)    (93,006)
   Shares issued in connection with the acquisition of Fund net assets         --     241,051          --     408,205      39,223
---------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from Class Y transactions               (47,107)    260,888     (37,431)    616,198      60,709
---------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions         (67,933)    443,421     (41,277)    829,609      83,533
---------------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                  (129,677)    372,820     (15,393)    561,096       2,870
NET ASSETS AT BEGINNING OF PERIOD                                         592,601     219,781     235,174     311,790     308,920
=================================================================================================================================
NET ASSETS AT END OF PERIOD                                             $ 462,913   $ 592,601   $ 219,781   $ 872,886   $ 311,790
=================================================================================================================================
UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) AT END OF PERIOD             $      90   $     418   $     408   $    (232)  $    (291)
=================================================================================================================================

 (1) See Note 4 in the notes to the financial statements for additional information.

 (2) Includes distributions in excess of net investment income of $351 for the period ended September 30, 2001, for the Equity Income Fund.

 (3) Includes distributions in excess of net realized gains of $381 and $1,019 for the period ended September 30, 2001, for the Equity Income and Balanced Funds, respectively.

The accompanying notes are an integral part of the financial statements.

Financial Highlights For a share outstanding throughout the periods ended September 30, unless otherwise indicated.

                                                                       REALIZED AND
                                            NET ASSET                    UNREALIZED      DIVIDENDS
                                                VALUE            NET       GAINS OR       FROM NET   DISTRIBUTIONS
                                            BEGINNING     INVESTMENT    (LOSSES) ON     INVESTMENT            FROM
                                            OF PERIOD         INCOME    INVESTMENTS         INCOME   CAPITAL GAINS
-------------------------------------------------------------------------------------------------------------------
BALANCED FUND (1)
Class A
  2002 (2)                               $       9.50   $       0.20   $      (1.12)  $      (0.20)   $         --
  2001 (2) (3)                                  13.83           0.18          (2.24)         (0.20)          (2.07)
  2000                                          12.39           0.23           2.12          (0.22)          (0.69)
  1999                                          12.30           0.20           0.49          (0.20)          (0.40)
  1998                                          12.57           0.23           0.77          (0.24)          (1.03)
Class B
  2002 (2)                               $       9.44   $       0.13   $      (1.12)  $      (0.13)   $         --
  2001 (2) (3)                                  13.75           0.17          (2.29)         (0.13)          (2.06)
  2000                                          12.33           0.13           2.11          (0.14)          (0.68)
  1999 (4)                                      12.37           0.07          (0.04)         (0.07)             --
Class C
  2002 (2)                               $       9.49   $       0.13   $      (1.12)  $      (0.13)   $         --
  2001 (2) (6)                                   9.29             --           0.20             --              --
Class S (2)
  2002                                   $       9.50   $       0.20   $      (1.12)  $      (0.19)   $         --
  2001 (5)                                      11.27           0.18          (1.74)         (0.21)             --
Class Y
  2002 (2)                               $       9.53   $       0.23   $      (1.13)  $      (0.23)   $         --
  2001 (2) (3)                                  13.87           0.16          (2.20)         (0.23)          (2.07)
  2000                                          12.43           0.26           2.13          (0.26)          (0.69)
  1999                                          12.32           0.24           0.49          (0.23)          (0.39)
  1998                                          12.59           0.26           0.77          (0.27)          (1.03)
-------------------------------------------------------------------------------------------------------------------
EQUITY INCOME FUND
Class A
  2002 (2)                               $      12.13   $       0.16   $      (2.48)  $      (0.19)   $      (0.04)
  2001 (2)                                      16.29           0.29          (0.74)         (0.32)          (3.39)
  2000                                          15.94           0.28           1.45          (0.28)          (1.10)
  1999                                          15.70           0.36           1.15          (0.37)          (0.90)
  1998                                          15.69           0.41           0.86          (0.41)          (0.85)
Class B
  2002 (2)                               $      12.07   $       0.09   $      (2.49)  $      (0.11)   $      (0.04)
  2001 (2)                                      16.24           0.18          (0.75)         (0.21)          (3.39)
  2000                                          15.90           0.18           1.44          (0.18)          (1.10)
  1999                                          15.65           0.24           1.16          (0.25)          (0.90)
  1998                                          15.62           0.30           0.87          (0.29)          (0.85)
Class C
  2002 (2)                               $      12.09   $       0.10   $      (2.50)  $      (0.11)   $      (0.04)
  2001 (2)                                      16.28           0.18          (0.76)         (0.22)          (3.39)
  2000                                          15.93           0.19           1.44          (0.18)          (1.10)
  1999 (7)                                      16.62           0.21          (0.70)         (0.20)             --
Class S
  2002 (2)                               $      12.12   $       0.15   $      (2.47)  $      (0.19)   $      (0.04)
  2001 (2) (6)                                  11.57           0.01           0.54             --              --
Class Y
  2002 (2)                               $      12.20   $       0.21   $      (2.52)  $      (0.22)   $      (0.04)
  2001 (2)                                      16.37           0.33          (0.76)         (0.35)          (3.39)
  2000                                          16.00           0.32           1.47          (0.32)          (1.10)
  1999                                          15.74           0.40           1.17          (0.41)          (0.90)
  1998                                          15.70           0.46           0.88          (0.45)          (0.85)
-------------------------------------------------------------------------------------------------------------------

                                       116

                                                                                                   RATIO OF NET
                                            NET ASSET                                   RATIO OF     INVESTMENT
                                                VALUE                     NET ASSETS    EXPENSES         INCOME
                                               END OF        TOTAL            END OF     AVERAGE     TO AVERAGE
                                               PERIOD   RETURN (8)      PERIOD (000)  NET ASSETS     NET ASSETS
-----------------------------------------------------------------------------------------------------------------
BALANCED FUND (1)
Class A
  2002 (2)                                    $  8.38        (9.90)%    $     98,557        1.05%          2.07%
  2001 (2) (3)                                   9.50       (17.03)          127,590        1.22           1.96
  2000                                          13.83        19.46            54,380        1.22           1.66
  1999                                          12.39         5.56            53,807        1.18           1.59
  1998                                          12.30         8.60            59,657        1.00           1.91
Class B
  2002 (2)                                    $  8.32       (10.64)%    $     35,641        1.80%          1.32%
  2001 (2) (3)                                   9.44       (17.64)           47,150        1.93           1.22
  2000                                          13.75        18.77             2,243        1.97           0.91
  1999 (4)                                      12.33         0.25               630        1.97           0.87
Class C
  2002 (2)                                    $  8.35       (10.77)%    $      2,233        1.80%          1.32%
  2001 (2) (6)                                   9.49         2.15             2,351        0.94           2.20
Class S (2)
  2002                                        $  8.39        (9.90)%    $     36,194        1.05%          2.07%
  2001 (5)                                       9.50       (14.03)           39,527        1.22           1.94
Class Y
  2002 (2)                                    $  8.40        (9.74)%    $    290,288        0.80%          2.32%
  2001 (2) (3)                                   9.53       (16.84)          375,983        0.97           2.21
  2000                                          13.87        19.94           163,158        0.97           1.91
  1999                                          12.43         5.87           180,737        0.93           1.84
  1998                                          12.32         8.83           188,123        0.75           2.16
-----------------------------------------------------------------------------------------------------------------
EQUITY INCOME FUND
Class A
  2002 (2)                                    $  9.58       (19.51)%    $    128,142        1.15%          1.43%
  2001 (2)                                      12.13        (3.89)           24,557        1.00           1.97
  2000                                          16.29        11.11            20,607        1.00           1.69
  1999                                          15.94         9.74            18,970        1.00           2.01
  1998                                          15.70         8.38            11,018        1.00           2.58
Class B
  2002 (2)                                    $  9.52       (20.10)%    $     18,699        1.90%          0.80%
  2001 (2)                                      12.07        (4.64)           11,516        1.75           1.20
  2000                                          16.24        10.35            10,366        1.75           0.95
  1999                                          15.90         9.10            10,971        1.75           1.34
  1998                                          15.65         7.77             8,570        1.75           1.81
Class C
  2002 (2)                                    $  9.54       (20.08)%    $     11,171        1.90%          0.86%
  2001 (2)                                      12.09        (4.74)            8,028        1.75           1.20
  2000                                          16.28        10.41             2,511        1.75           0.88
  1999 (7)                                      15.93        (3.02)            1,700        1.76           0.65
Class S
  2002 (2)                                    $  9.57       (19.47)%    $     36,522        1.15%          1.34%
  2001 (2) (6)                                  12.12         4.75               328        1.23           4.08
Class Y
  2002 (2)                                    $  9.63       (19.30)%    $    678,352        0.90%          1.80%
  2001 (2)                                      12.20        (3.71)          267,361        0.75           2.21
  2000                                          16.37        11.46           275,436        0.75           1.99
  1999                                          16.00        10.10           350,775        0.75           2.38
  1998                                          15.74         8.85           359,588        0.75           2.81
-----------------------------------------------------------------------------------------------------------------

                                         RATIO OF        RATIO OF NET
                                      EXPENSES TO          INVESTMENT
                                          AVERAGE              INCOME
                                       NET ASSETS      TO AVERAGE NET         PORTFOLIO
                                       (EXCLUDING   ASSETS (EXCLUDING          TURNOVER
                                         WAIVERS)            WAIVERS)              RATE
----------------------------------------------------------------------------------------
BALANCED FUND (1)
Class A
  2002 (2)                                   1.23%               1.89%               79%
  2001 (2) (3)                               1.28                1.90                54
  2000                                       1.28                1.60                79
  1999                                       1.25                1.52                69
  1998                                       1.24                1.67                56
Class B
  2002 (2)                                   1.98%               1.14%               79%
  2001 (2) (3)                               1.99                1.16                54
  2000                                       2.03                0.85                79
  1999 (4)                                   2.03                0.81                69
Class C
  2002 (2)                                   1.98%               1.14%               79%
  2001 (2) (6)                               0.94                2.20                54
Class S (2)
  2002                                       1.23%               1.89%               79%
  2001 (5)                                   1.28                1.88                54
Class Y
  2002 (2)                                   0.98%               2.14%               79%
  2001 (2) (3)                               1.04                2.14                54
  2000                                       1.03                1.85                79
  1999                                       1.00                1.77                69
  1998                                       0.99                1.92                56
-------------------------------------------------------------------------------------------
EQUITY INCOME FUND
Class A
  2002 (2)                                   1.20%               1.38%               38%
  2001 (2)                                   1.15                1.82                33
  2000                                       1.14                1.55                36
  1999                                       1.13                1.88                35
  1998                                       1.12                2.46                14
Class B
  2002 (2)                                   1.95%               0.75%               38%
  2001 (2)                                   1.90                1.05                33
  2000                                       1.89                0.81                36
  1999                                       1.88                1.21                35
  1998                                       1.87                1.69                14
Class C
  2002 (2)                                   1.95%               0.81%               38%
  2001 (2)                                   1.90                1.05                33
  2000                                       1.89                0.74                36
  1999 (7)                                   1.88                0.53                35
Class S
  2002 (2)                                   1.20%               1.29%               38%
  2001 (2) (6)                               1.42                3.89                33
Class Y
  2002 (2)                                   0.95%               1.75%               38%
  2001 (2)                                   0.90                2.06                33
  2000                                       0.89                1.85                36
  1999                                       0.88                2.25                35
  1998                                       0.87                2.69                14
-------------------------------------------------------------------------------------------

 (1) The financial highlights for the Balanced Fund as set forth herein include the historical financial highlights of the Firstar Balanced Growth Fund. The assets of the Firstar Balanced Fund were acquired by the First American Balanced Fund on September 24, 2001. In connection with such acquisition,
     (i) Class A shares of the Firstar Balanced Growth Fund were exchanged for Class A shares of the First American Balanced Fund, (ii) Firstar Class B shares were exchanged for Class B shares of the First American Fund, (iii) Firstar Class Y shares were exchanged for Class S shares of the First American Fund, and (iv) Firstar Institutional Class shares were exchanged for Class Y shares of the First American Fund. Historical per share amounts have been adjusted to reflect the conversion ratios utilized for the merger of the Balanced Fund and Firstar Balanced Growth Fund. Firstar Balanced Growth Fund is the accounting survivor.

 (2) Per share data calculated using average shares outstanding method.

 (3) Effective in 2001, the Fund's fiscal year end was changed from October 31 to September 30. All ratios for the period have been annualized, except for total return and portfolio turnover.

 (4) Class of shares has been offered since March 1, 1999. All ratios for the period have been annualized, except total return and portfolio turnover.

 (5) Class of shares has been offered since November 27, 2000. All ratios for the period have been annualized, except total return and portfolio turnover.

 (6) Class of shares has been offered since September 24, 2001. All ratios for the period have been annualized, except total return and portfolio turnover.

 (7) Class of shares has been offered since February 1, 1999. All ratios for the period have been annualized, except total return and portfolio turnover.

 (8) Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2002

1>   Organization

     The First American Health Sciences Fund, Real Estate Securities Fund, Technology Fund, Emerging Markets Fund, International Fund, Micro Cap Fund, Small Cap Core Fund, Small Cap Growth Fund, Small Cap Value Fund, Mid Cap Core Fund, Mid Cap Growth Fund, Mid Cap Value Fund, Large Cap Core Fund, Large Cap Growth Fund, Large Cap Value Fund, Balanced Fund, and Equity Income Fund (each a "Fund" and collectively, the "Funds") are mutual funds offered by First American Investment Funds, Inc. (FAIF), which is a member of the First American Family of Funds. FAIF currently offers 41 funds, including the Funds listed above. FAIF is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. FAIF's articles of incorporation permit the Funds' board of directors to create additional funds in the future.

     The Funds offer Class A, Class B, Class C, Class S, and Class Y shares. Class A shares are sold with a front-end sales charge. Class B shares may be subject to a contingent deferred sales charge for six years and automatically convert to Class A shares after eight years. Class C shares are sold with a front-end sales charge, may be subject to a contingent deferred sales charge for 18 months, and will not convert to Class A shares. Class S shares have no sales charge and are offered only through banks and other financial institutions. Class Y shares have no sales charge and are offered only to qualifying institutional investors.

     The Funds' prospectuses provide descriptions of each Fund's investment objectives, policies, and strategies. All classes of shares of a Fund have identical voting, dividend, liquidation and other rights, and the same terms and conditions, except that the level of distribution fees charged may differ among classes.

2>   Summary of Significant Accounting Policies

     The significant accounting policies followed by the Funds are as follows:

     SECURITY VALUATION - Security valuations for the Funds' investments are furnished by independent pricing services that have been approved by the Funds' board of directors. Investments in equity securities that are traded on a national securities exchange (or reported on the NASDAQ national market system) are stated at the last quoted sales price if readily available for such securities on each business day. Other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Debt obligations exceeding sixty days to maturity are valued by an independent pricing service. The pricing service may employ methodologies that utilize actual market transactions, broker-dealer supplied valuations, or other formula-driven valuation techniques. These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings, and general market conditions. Securities for which prices are not available from an independent pricing service but where an active market exists are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely-used quotation system. When market quotations are not readily available, securities are valued at fair value as determined in good faith by procedures established and approved by the Funds' board of directors. As of September 30, 2002, the Balanced Fund, International Fund, Micro Cap Fund, and Mid Cap Core Fund held fair value securities with a market value of $0, $0, $1,323,734, and $0, respectively. Debt obligations with sixty days or less remaining until maturity may be valued at their amortized cost. Foreign securities are valued at the closing prices on the principal exchange on which they trade. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Exchange rates are provided daily by recognized independent pricing agents.

     SECURITY TRANSACTIONS AND INVESTMENT INCOME - The Funds record security transactions on the trade date of the security purchase or sale. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of bond premium and discount, is recorded on the accrual basis. Security gains and losses are determined on the basis of identified cost, which is the same basis used for federal income-tax purposes.

     DISTRIBUTIONS TO SHAREHOLDERS - Balanced Fund, Equity Income Fund, Large Cap Core Fund, Large Cap Growth Fund, Large Cap Value Fund, Mid Cap Core Fund, Mid Cap Growth Fund, and Mid Cap Value Fund declare and pay income dividends monthly. Micro Cap Fund, Small Cap Growth Fund, Small Cap Core Fund, Small Cap Value Fund, Health Sciences Fund, Real Estate Securities Fund, and Technology Fund declare FIRST AMERICAN FUNDS ANNUAL REPORT 2002#and pay income dividends quarterly. Emerging Markets Fund and International Fund declare and pay income dividends annually.

     Due to the nature of the dividends received by the Real Estate Securities Fund on its securities holdings, a portion of the quarterly distributions of the Real Estate Securities Fund may be a return of capital. Any net realized capital gains on sales of a Fund's securities are distributed to shareholders at least annually.

     FEDERAL TAXES - It is each Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required.

     Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to post-October losses, losses deferred due to wash sales, proceeds from securities litigation, foreign currency gains and losses, investments in limited partnerships and REITs, and the "mark-to-market" of certain Passive Foreign Investment Companies (PFIC's) for tax purposes.

     To the extent these differences are permanent, adjustments are made to the appropriate equity accounts in the period that the difference arises.

     On the Statement of Assets and Liabilities the following adjustments were made (000):

                                       ACCUMULATED    UNDISTRIBUTED   ADDITIONAL
                                      NET REALIZED   NET INVESTMENT      PAID IN
     FUND                              GAIN (LOSS)           INCOME      CAPITAL
     ---------------------------------------------------------------------------
     Health Sciences Fund               $        6       $      172   $     (178)
     Real Estate Securities Fund                --              764         (764)
     Technology Fund                           135            1,241       (1,376)
     Emerging Markets Fund                     222              275         (497)
     International Fund                     22,039            6,087      (28,126)
     Micro Cap Fund                            745            4,750       (5,495)
     Small Cap Core Fund                        99            2,748       (2,847)
     Small Cap Growth Fund                     351            2,056       (2,407)
     Small Cap Value Fund                      230              (90)        (140)
     Mid Cap Core Fund                         405              708       (1,113)
     Mid Cap Growth Fund                         7            2,379       (2,386)
     Mid Cap Value Fund                        890              (97)        (793)
     Large Cap Core Fund                         6               (6)          --
     Large Cap Growth Fund                       6              708         (714)
     Large Cap Value Fund                      419             (135)        (284)
     Balanced Fund                             314             (314)          --
     Equity Income Fund                        110             (110)          --
     ---------------------------------------------------------------------------

     The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for Federal income-tax purposes. In addition, due to the timing of dividend distributions, the fiscal year in which the amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund. The character of the distributions paid during the fiscal years ended September 30, 2001 and 2002, were as follows (000):

                                                         2002
                                    ORDINARY   LONG TERM      RETURN
     FUND                             INCOME        GAIN  OF CAPITAL       TOTAL
     ---------------------------------------------------------------------------

     Health Sciences Fund         $       --  $       --  $       --  $       --
     Real Estate Securities Fund       6,226          --         764       6,990
     Technology Fund                      --          --          --          --
     Emerging Markets Fund               155          --          --         155
     International Fund                   --          --          --          --
     Micro Cap Fund                       --          --         457         457
     Small Cap Core Fund                  --      23,594           1      23,595
     Small Cap Growth Fund                --          --          --          --
     Small Cap Value Fund              8,013      59,831         140      67,984
     Mid Cap Core Fund                    --          --          --          --
     Mid Cap Growth Fund                  --          --          --          --
     Mid Cap Value Fund                2,813          --         792       3,605
     Large Cap Core Fund                 914          --          --         914
     Large Cap Growth Fund                --          --          --          --
     Large Cap Value Fund             11,417          --         284      11,701
     Balanced Fund                    12,401          --          --      12,401
     Equity Income Fund               11,600          87          --      11,687
     ---------------------------------------------------------------------------

                                                         2001
                                    ORDINARY   LONG TERM      RETURN
     FUND                             INCOME        GAIN  OF CAPITAL       TOTAL
     ---------------------------------------------------------------------------
     Health Sciences Fund         $    1,237  $    2,386  $       54  $    3,677
     Real Estate Securities Fund       3,441          --          --       3,441
     Technology Fund                  29,591      85,148           9     114,748
     Emerging Markets Fund                --          --          --          --
     International Fund                2,914      12,074          --      14,988
     Micro Cap Fund                   88,557      16,241          --     104,798
     Small Cap Core Fund              12,102      10,485          --      22,587
     Small Cap Growth Fund            56,629      39,202       1,619      97,450
     Small Cap Value Fund             38,862      38,226          --      77,088
     Mid Cap Core Fund                97,943      76,006          --     173,949
     Mid Cap Growth Fund             110,720     112,923         138     223,781
     Mid Cap Value Fund                2,793          --          --       2,793
     Large Cap Core Fund               3,103      40,220          --      43,323
     Large Cap Growth Fund                --     130,948          --     130,948
     Large Cap Value Fund             13,889     127,622          --     141,511
     Balanced Fund                    19,101      19,283          --      38,384
     Equity Income Fund                8,292      64,740          --      73,032
     ---------------------------------------------------------------------------

     As of September 30, 2002, the components of accumulated earnings (deficit) on a tax basis were (000):

                                                                                     ACCUMULATED                           TOTAL
                                    UNDISTRIBUTED   UNDISTRIBUTED                    CAPITAL AND      UNREALIZED    ACCUMULATING
                                         ORDINARY       LONG TERM    ACCUMULATED    POST-OCTOBER    APPRECIATION        EARNINGS
FUND                                       INCOME   CAPITAL GAINS       EARNINGS          LOSSES  (DEPRECIATION)       (DEFICIT)
-------------------------------------------------------------------------------------------------------------------------------
Health Sciences Fund                 $         --    $         --   $         --   $     (1,468)  $      (3,848)  $      (5,316)
Real Estate Securities Fund                    --           2,346          2,346             --           6,443           8,788
Technology Fund                                --              --             --       (520,359)        (65,078)       (585,437)
Emerging Markets Fund                           1              --              1         (9,229)         (1,749)        (10,977)
International Fund                             --              --             --       (266,158)       (154,737)       (420,895)
Micro Cap Fund                                 --              --             --        (20,476)        (60,914)        (81,390)
Small Cap Core Fund                            --              --             --        (13,367)        (56,146)        (69,513)
Small Cap Growth Fund                          --              --             --       (158,782)        (30,969)       (189,751)
Small Cap Value Fund                           --              --             --         (3,857)          5,972           2,115
Mid Cap Core Fund                              --              --             --        (42,819)        (51,001)        (93,820)
Mid Cap Growth Fund                            --              --             --       (212,266)        (37,168)       (249,434)
Mid Cap Value Fund                             --              --             --       (101,217)        (26,771)       (127,988)
Large Cap Core Fund                           447              --            447        (70,459)        (26,732)        (96,744)
Large Cap Growth Fund                          --              --             --       (281,439)       (127,970)       (409,409)
Large Cap Value Fund                           --              --             --        (71,168)       (181,144)       (252,312)
Balanced Fund                                  97              --             97        (77,811)        (36,909)       (114,623)
Equity Income Fund                             98              --             98        (47,216)        (90,932)       (138,050)
-------------------------------------------------------------------------------------------------------------------------------

     The difference between book and tax basis unrealized appreciation (depreciation) is primarily due to the tax deferral of losses on wash sales and investments in limited partnerships and REITs.

     As of September 30, 2002 (the Funds' most recently completed fiscal year end), the following Funds have capital loss carryforwards):

     FUND                                                                                  AMOUNT (000)   EXPIRATION DATE
     --------------------------------------------------------------------------------------------------------------------
     Health Sciences Fund                                                                   $       315              2010
     Real Estate Securities Fund                                                                     --                --
     Technology Fund                                                                            422,611         2006-2010
     Emerging Markets Fund                                                                        8,263         2007-2010
     International Fund                                                                         188,253         2008-2010
     Micro Cap Fund                                                                               5,509              2009
     Small Cap Core Fund                                                                            799              2010
     Small Cap Growth Fund                                                                       85,750              2010
     Small Cap Value Fund                                                                           850              2010
     Mid Cap Core Fund                                                                           11,951              2009
     Mid Cap Growth Fund                                                                        144,739         2009-2010
     Mid Cap Value Fund                                                                         101,217              2008
     Large Cap Core Fund                                                                         38,863         2009-2010
     Large Cap Growth Fund                                                                       80,206         2009-2010
     Large Cap Value Fund                                                                        18,345         2009-2010
     Balanced Fund                                                                               44,051         2007-2010
     Equity Income Fund                                                                          22,409         2008-2009
     --------------------------------------------------------------------------------------------------------------------

     In accordance with Section 382 of the Internal Revenue Code, utilization of all or a portion of the above capital loss carryforwards is limited on an annual basis for Real Estate Securities, International, Balanced, Large Cap Growth, and Technology Funds in the amount (000) of $1,604, $8,582, $11,268, $10,589 and $1,524, respectively. The amount of capital loss carryforward for the Real Estate Securities Fund is subject to change because its tax year end is December 31.

Certain Funds incurred a loss for tax purposes from November 1, 2001 to September 30, 2002. As permitted by tax regulations, the Funds intend to elect to defer and treat these losses as arising in the fiscal year ending September 30, 2003. The following Funds had deferred losses:

     FUND                                        AMOUNT (000)
     -----------------------------------------------------------
     Health Sciences Fund                         $     1,152
     Real Estate Securities Fund                           --
     Technology Fund                                   97,746
     Emerging Markets Fund                                966
     International Fund                                77,906
     Micro Cap Fund                                    14,967
     Small Cap Core Fund                               12,567
     Small Cap Growth Fund                             73,033
     Small Cap Value Fund                               3,006
     Mid Cap Core Fund                                 30,869
     Mid Cap Growth Fund                               67,527
     Mid Cap Value Fund                                    --
     Large Cap Core Fund                               31,595
     Large Cap Growth Fund                            201,234
     Large Cap Value Fund                              52,823
     Balanced Fund                                     33,759
     Equity Income Fund                                24,807
     -----------------------------------------------------------

     FUTURES TRANSACTIONS - In order to gain exposure to or protect against changes in the market, certain Funds may enter into S&P Stock Index futures contracts and other stock futures contracts.

     Upon entering into a futures contract, a Fund is required to deposit cash or pledge U.S. government securities in an amount equal to five percent of the purchase price indicated in the futures contract (initial margin). Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying security or securities, are made or received by the Fund each day (daily variation margin) and are recorded as unrealized gains (losses) until the contract is closed. When the contract is closed, the Fund records a realized gain (loss) equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. There were no outstanding futures contracts at September 30, 2002.

     FOREIGN CURRENCY TRANSLATION - The books and records of the Emerging Markets Fund and International Fund are maintained in U.S. dollars on the following basis:

     - market value of investment securities, assets and liabilities at the current rate of exchange; and

     - purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

     The Emerging Markets Fund and International Fund do not isolate the portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

     The Emerging Markets Fund and International Fund report certain foreign currency-related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

     FORWARD FOREIGN CURRENCY CONTRACTS - The Emerging Markets Fund and International Fund may enter into forward foreign currency contracts as hedges against either specific transactions or fund positions. The aggregate principal amount of the contracts are not recorded because the Emerging Markets Fund and International Fund intend to settle the contracts prior to delivery. All commitments are "marked-to-market" daily at the applicable foreign exchange rate, and any resulting unrealized gains or losses are recorded currently. The Emerging Markets Fund and International Fund realize gains or losses at the time the forward contracts are extinguished. Unrealized gains or losses on outstanding positions in forward foreign currency contracts held at the close of the period are recognized as ordinary income or loss for federal income tax purposes.

     The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit a potential gain that might result should the value of the currency increase. These contracts involve market risk in excess of the amount reflected in the Funds' statements of assets and liabilities. The face or contract amount in U.S. dollars reflects the total exposure the portfolio has in that particular currency contract. In addition, there could be exposure to risks (limited to the amount of unrealized gains) if the counter parties to the contracts are unable to meet the terms of their contracts. There were no outstanding forward foreign currency contracts at September 30, 2002.

     EXPENSES - Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses are allocated to the Funds on the basis of relative net assets. Class specific expenses, such as the 12b-1 fees, are borne by that class. Income, other expenses, and realized and unrealized gains and losses of a Fund are allocated to the respective class on the basis of the relative net assets each day.

     OPTIONS TRANSACTIONS - When a call or put option is written, an amount equal to the premium received is recorded as a liability. The liability is marked-to-market daily to reflect the current market value of the option written. When a written option expires, a gain is realized in the amount of the premium originally received. If a closing purchase contract is entered into, a gain or loss is realized in the amount of the original premium less the cost of the closing transaction. If a written call is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received reduces the cost of the security which is purchased upon exercise of the option.

     Purchased options are recorded as investments and marked-to-market daily to reflect the current market value of the option contract. If a purchased option expires, a loss is realized in the amount of the cost of the option. If a closing transaction is entered into, a gain or loss is realized, to the extent that the proceeds from the sale are greater or less than the cost of the option. If a put option is exercised, a gain or loss is realized from the sale of the underlying security by adjusting the proceeds from such sale by the amount of the premium originally paid. If a call option is exercised, the cost of the security purchased upon exercise is increased by the premium originally paid.

     SECURITIES LENDING - Each Fund may lend up to one-third of the value of its total assets to broker-dealers, banks, or other institutional borrowers of securities in order to earn additional income. Each Fund's policy is to maintain collateral in the form of cash, U.S. government securities, or other high-grade debt obligations equal to at least 100% of the value of securities loaned. The collateral is then "marked-to-market" daily until the securities are returned.

     USE OF ESTIMATES IN PREPARATION OF FINANCIAL STATEMENTS - The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amount of net assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported results of operations during the reporting period. Actual results could differ from those estimates.

3>   Fees and Expenses

     ADVISOR FEES - U.S. Bancorp Asset Management, Inc. ("USBAM"), formerly known as U.S. Bancorp Piper Jaffray Asset Management, Inc., serves as investment advisor to the Funds. Pursuant to an investment advisory agreement (the "Agreement"), USBAM manages each Fund's assets and furnishes related office facilities, equipment, research, and personnel. The Agreement requires each Fund to pay USBAM a monthly fee based upon average daily net assets. The annual fee for each Fund is as follows:

     ---------------------------------------------------------------
     Health Sciences Fund                                      0.70%
     Real Estate Securities Fund                               0.70%
     Technology Fund                                           0.70%
     Emerging Markets Fund                                     1.15%
     International Fund                                        1.10%
     Micro Cap Fund                                            1.40%
     Small Cap Core Fund                                       0.70%
     Small Cap Growth Fund                                     0.70%
     Small Cap Value Fund                                      0.70%
     Mid Cap Core Fund                                         0.70%
     Mid Cap Growth Fund                                       0.70%
     Mid Cap Value Fund                                        0.70%
     Large Cap Core Fund                                       0.65%
     Large Cap Growth Fund                                     0.65%
     Large Cap Value Fund                                      0.65%
     Balanced Fund                                             0.65%
     Equity Income Fund                                        0.65%
     ---------------------------------------------------------------

     USBAM waived fees during the fiscal year ended September 30, 2002, so that the total fund operating expenses did not exceed expense limitations described in the Funds' prospectuses.

     The Funds may invest in First American Funds, Inc. (FAF), subject to certain limitations. The terms of such transactions are identical to those of non-related entities except that, to avoid duplicative investment advisory fees, USBAM reimburses each FAIF fund an amount equal to the investment advisory fee earned by FAF related to such investments.

     SUB-ADVISOR FEES - Marvin & Palmer Associates, Inc. ("Marvin & Palmer") serves as Sub-Advisor to the Emerging Markets Fund pursuant to a Sub-Advisory

     Agreement with USBAM. Marvin & Palmer is paid a monthly fee by USBAM calculated on an annual basis equal to 0.85% of the first $100 million of the Fund's average daily net assets, 0.60% of average daily net assets in excess of $100 million up to $300 million, 0.55% of average daily net assets in excess of $300 million up to $500 million, and 0.50% of average daily net assets in excess of $500 million.

     Clay Finlay Inc. serves as Sub-Advisor to the International Fund, and receives a fee, payable by USBAM. The fee is computed daily and paid monthly at the following annual rates (as a percentage of the Fund's average daily net assets): 0.25% of the first $500 million of the Fund's average daily net assets, 0.10% of the average daily net assets in excess of $500 million.

     CO-ADMINISTRATION FEES - USBAM and U.S. Bancorp Fund Services, LLC ("USBFS"), formerly known as Firstar Mutual Fund Services, LLC , (collectively the "Administrators") serve as the Co-Administrators pursuant to a Co-Administration agreement between the Administrators and the Funds. USBAM is a subsidiary of U.S. Bank National Association ("U.S. Bank"). Both U.S. Bank and USBFS are direct subsidiaries of U.S. Bancorp. Under the Co-Administration agreement, the Administrators are compensated to provide administrative services including various legal, oversight and administrative services, accounting services, transfer agency and dividend disbursing services, and shareholder services to the First American Family of Funds. The Funds pay the Administrators at an annual rate, calculated daily and paid monthly, based on the average daily net assets of all open-end mutual funds in the First American Family of Funds, equal to each Fund's pro rata share of an amount equal to 0.25% of the aggregate average daily net assets up to $8 billion, 0.235% on the next $17 billion of aggregate average daily assets, 0.22% on the next $25 billion of aggregate average daily net assets, and 0.20% of the aggregate average daily net assets of all open-end mutual funds in the First American Family of Funds in excess of $50 billion. In addition, each Fund pays the Administrators annual fees of $18,500 per class and additional per account fees for transfer agent services.

     For the fiscal year ended September 30, 2002, administration fees paid to USBAM and USBFS for the Funds included in this annual report were as follows:

     FUND                                            AMOUNT (000)
     ------------------------------------------------------------
     Health Sciences Fund                               $     225
     Real Estate Securities Fund                              393
     Technology Fund                                          913
     Emerging Markets Fund                                    246
     International Fund                                     2,011
     Micro Cap Fund                                           945
     Small Cap Core Fund                                    1,229
     Small Cap Growth Fund                                  1,003
     Small Cap Value Fund                                   1,335
     Mid Cap Core Fund                                      1,610
     Mid Cap Growth Fund                                    1,069
     Mid Cap Value Fund                                       944
     Large Cap Core Fund                                      968
     Large Cap Growth Fund                                  1,754
     Large Cap Value Fund                                   2,851
     Balanced Fund                                          1,600
     Equity Income Fund                                     1,649
     ------------------------------------------------------------

     CUSTODIAN FEES - Through a separate contractual agreement, U.S. Bank serves as the Funds' custodian. The fee for each Fund is equal to an annual rate of 0.01% of average daily net assets, which is computed daily and paid monthly.

     DISTRIBUTION AND SHAREHOLDER SERVICING FEES - Quasar Distributors, LLC ("Quasar"), a subsidiary of U.S. Bancorp, served as distributor for the Funds for the fiscal year ended September 30, 2002. Under the respective distribution agreements, the Funds paid Quasar a monthly distribution and/or shareholder servicing fee equal to a rate of 0.25% of each Fund's average daily net assets of the Class A shares, 1.00% of the Class B shares, and 1.00% of the Class C shares, which may be used by Quasar to provide compensation for sales support and distribution activities.

     FAIF has adopted and entered into a shareholder service plan and agreement with Quasar with respect to the Class S shares. Each Fund pays to Quasar a monthly shareholder servicing fee equal to an annual rate of 0.25% of the average daily net assets of the Fund's Class S shares. No distribution and shareholder servicing fees are paid by Class Y shares. Under the agreements, Quasar paid the following amounts to USBAM and its affiliates for the fiscal year ended September 30, 2002:

     FUND                                           AMOUNT (000)
     -----------------------------------------------------------
     Health Sciences Fund                                $    29
     Real Estate Securities Fund                              10
     Technology Fund                                         115
     Emerging Markets Fund                                     4
     International Fund                                      194
     Micro Cap Fund                                          106
     Small Cap Core Fund                                      91
     Small Cap Growth Fund                                    93
     Small Cap Value Fund                                    106
     Mid Cap Core Fund                                       347
     Mid Cap Growth Fund                                     218
     Mid Cap Value Fund                                       62
     Large Cap Core Fund                                      97
     Large Cap Growth Fund                                   387
     Large Cap Value Fund                                    468
     Balanced Fund                                           507
     Equity Income Fund                                      558
     -----------------------------------------------------------

     OTHER FEES - In addition to the investment advisory fees, custodian fees, distribution and shareholder servicing fees, and co-administration fees, each Fund is responsible for paying most other operating expenses including organization costs, fees and expenses of outside directors, registration fees, printing shareholder reports, legal, auditing, insurance, and other miscellaneous expenses. For the fiscal year ended September 30, 2002, legal fees and expenses were paid to a law firm of which the Secretary and two Assistant Secretaries of the Funds are partners.

     SALES CHARGES - A Contingent Deferred Sales Charge ("CDSC") is imposed on redemptions made in the Class B shares. The CDSC varies depending on the number of years from time of payment for the purchase of Class B shares until the redemption of such shares.

                                                        CDSC AS A
                                             PERCENTAGE OF DOLLAR
     YEAR SINCE PURCHASE                 AMOUNT SUBJECT TO CHARGE
     ------------------------------------------------------------
          First                                     5.00%
          Second                                    5.00%
          Third                                     4.00%
          Fourth                                    3.00%
          Fifth                                     2.00%
          Sixth                                     1.00%
          Seventh                                     --
          Eighth                                      --
     ------------------------------------------------------------

     Class B shares will automatically convert to Class A shares eight years after the first day of the month shares are purchased.

     A CDSC of 1.00% is imposed on redemptions made in Class C shares for the first eighteen months. The CDSC for Class B shares and Class C shares is imposed on the value of the purchased shares, or the value at the time of redemption, whichever is less.

     For the fiscal year ended September 30, 2002, sales charges retained by affiliates of USBAM for distributing the Funds' shares, were as follows:

     FUND                                         AMOUNT (000)
     ---------------------------------------------------------
     Health Sciences Fund                              $    62
     Real Estate Securities Fund                            55
     Technology Fund                                        94
     Emerging Markets Fund                                  17
     International Fund                                     83
     Micro Cap Fund                                         29
     Small Cap Core Fund                                   423
     Small Cap Growth Fund                                  82
     Small Cap Value Fund                                  327
     Mid Cap Core Fund                                     227
     Mid Cap Growth Fund                                    83
     Mid Cap Value Fund                                     91
     Large Cap Core Fund                                   159
     Large Cap Growth Fund                                  92
     Large Cap Value Fund                                  193
     Balanced Fund                                         295
     Equity Income Fund                                    404
     ---------------------------------------------------------

4>   Capital Share Transactions

     There are 420 billion shares of $0.0001 par value capital stock authorized. Capital share transactions for the Funds were as follows (000):

                                                          HEALTH         REAL ESTATE
                                                   SCIENCES FUND     SECURITIES FUND
------------------------------------------------------------------------------------
                                               10/1/01   10/1/00   10/1/01   10/1/00
                                                    TO        TO        TO        TO
                                               9/30/02   9/30/01   9/30/02   9/30/01
------------------------------------------------------------------------------------
Class A:
  Shares issued                                    150       309     1,076       103
  Shares issued in lieu of cash distributions       --        61        33         8
  Shares redeemed                                 (150)     (206)     (166)      (87)
------------------------------------------------------------------------------------
TOTAL CLASS A TRANSACTIONS                          --       164       943        24
====================================================================================
Class B:
  Shares issued                                     84       134        90        30
  Shares issued in lieu of cash distributions       --        43         7         6
  Shares redeemed                                  (80)     (133)      (39)      (52)
------------------------------------------------------------------------------------
TOTAL CLASS B TRANSACTIONS                           4        44        58       (16)
====================================================================================
Class C:
  Shares issued                                     59       233        76        22
  Shares issued in lieu of cash distributions       --        41         1         1
  Shares redeemed                                 (115)      (53)      (31)      (10)
------------------------------------------------------------------------------------
TOTAL CLASS C TRANSACTIONS                         (56)      221        46        13
====================================================================================
Class S:
  Shares issued                                      4        --        76        19
  Shares issued in lieu of cash distributions       --        --         4        --
  Shares redeemed                                   --        --       (15)       --
  Shares issued in connection with
   acquisition of Fund net assets                   --        --        --         6
------------------------------------------------------------------------------------
TOTAL CLASS S TRANSACTIONS                           4        --        65        25
====================================================================================
Class Y:
  Shares issued                                    285       434     3,096       953
  Shares issued in lieu of cash distributions       --        79        86        20
  Shares redeemed                                 (458)     (216)   (1,752)     (651)
  Shares issued in connection with
   acquisition of Fund net assets                   --        --        --     2,572
------------------------------------------------------------------------------------
TOTAL CLASS Y TRANSACTIONS                        (173)      297     1,430     2,894
====================================================================================
NET INCREASE (DECREASE) IN CAPITAL SHARES         (221)      726     2,542     2,940
====================================================================================

                                                                  TECHNOLOGY            EMERGING                  INTERNATIONAL
                                                                        FUND        MARKETS FUND                           FUND
-------------------------------------------------------------------------------------------------------------------------------
                                                           10/1/01   10/1/00   10/1/01   10/1/00    10/1/01   11/1/00   12/1/99
                                                                TO        TO        TO        TO         TO        TO        TO
                                                           9/30/02   9/30/01   9/30/02   9/30/01    9/30/02   9/30/01  10/31/00
-------------------------------------------------------------------------------------------------------------------------------
Class A:
  Shares issued                                              1,656     2,869     1,684     1,068     17,671     2,252        27
  Shares issued in lieu of cash distributions                   --       784        --        --         --        26        21
  Shares redeemed                                           (2,138)   (2,343)   (1,837)   (1,025)   (19,832)   (2,100)      (38)
  Shares issued in connection with acquisition of Fund
   net assets                                                  167        --        --        --         --     6,824        --
-------------------------------------------------------------------------------------------------------------------------------
TOTAL CLASS A TRANSACTIONS                                    (315)    1,310      (153)       43     (2,161)    7,002        10
===============================================================================================================================
Class B:
  Shares issued                                                288       673        20        23        102        41         8
  Shares issued in lieu of cash distributions                   --       589        --        --         --         6         4
  Shares redeemed                                             (758)     (676)       (8)       (6)      (299)      (25)       (8)
  Shares issued in connection with acquisition of Fund
   net assets                                                  599        --        --        --         --     1,212        --
-------------------------------------------------------------------------------------------------------------------------------
TOTAL CLASS B TRANSACTIONS                                     129       586        12        17       (197)    1,234         4
===============================================================================================================================
Class C:
  Shares issued                                                197       904        24        55        283        11        --
  Shares issued in lieu of cash distributions                   --       182        --        --         --        --        --
  Shares redeemed                                             (453)     (359)      (25)      (40)      (765)      (10)       --
  Shares issued in connection with acquisition of Fund
   net assets                                                   26        --        --        --         --     2,035        --
-------------------------------------------------------------------------------------------------------------------------------
TOTAL CLASS C TRANSACTIONS                                    (230)      727        (1)       15       (482)    2,036        --
===============================================================================================================================
Class S:
  Shares issued                                                217        --         2        --        946       513       975
  Shares issued in lieu of cash distributions                   --        --        --        --         --       125        66
  Shares redeemed                                             (188)       --        --        --       (523)     (688)     (606)
  Shares issued in connection with acquisition of Fund
   net assets                                                  401        --        --        --         --         6        --
-------------------------------------------------------------------------------------------------------------------------------
TOTAL CLASS S TRANSACTIONS                                     430        --         2        --        423       (44)      435
===============================================================================================================================
Class Y:
  Shares issued                                              7,064     5,223     5,671     2,753     27,079    12,188     3,294
  Shares issued in lieu of cash distributions                   --     1,152         6        --         --       570       332
  Shares redeemed                                           (8,911)   (6,237)   (5,133)   (2,466)   (27,326)   (9,040)     (926)
  Shares issued in connection with acquisition of Fund
   net assets                                                2,708        --        --        --         --    61,495        --
-------------------------------------------------------------------------------------------------------------------------------
TOTAL CLASS Y TRANSACTIONS                                     861       138       544       287       (247)   65,213     2,700
===============================================================================================================================
NET INCREASE (DECREASE) IN CAPITAL SHARES                      875     2,761       404       362     (2,664)   75,441     3,149
===============================================================================================================================

                                       126

                                                                               MICRO                   SMALL CAP         SMALL CAP
                                                                            CAP FUND                   CORE FUND       GROWTH FUND
----------------------------------------------------------------------------------------------------------------------------------
                                                          10/1/01  11/1/00   11/1/99  10/1/01  11/1/00   12/1/99  10/1/01  10/1/00
                                                               TO       TO        TO       TO       TO        TO       TO       TO
                                                          9/30/02  9/30/01  10/31/00  9/30/02  9/30/01  10/31/00  9/30/02  9/30/01
----------------------------------------------------------------------------------------------------------------------------------
Class A:
  Shares issued                                             3,446    1,815     1,005    2,175    1,069        22    1,178    3,029
  Shares issued in lieu of cash distributions                   4      578       296       98      145        12       --      592
  Shares redeemed                                          (2,893)  (1,092)     (934)    (579)  (1,107)     (134)  (1,458   (3,127)
  Shares issued in connection with acquisition of Fund
   net assets                                                  --       --        --       --      801        --       --       --
----------------------------------------------------------------------------------------------------------------------------------
TOTAL CLASS A TRANSACTIONS                                    557    1,301       367    1,694      908      (100)    (280)     494
==================================================================================================================================
Class B:
  Shares issued                                               145      111        68      387       86         8      104      103
  Shares issued in lieu of cash distributions                  --       31         3       13       23         2       --      103
  Shares redeemed                                             (55)     (19)       (8)    (112)     (43)      (13)     (96)     (91)
  Shares issued in connection with acquisition of Fund
   net assets                                                  --       --        --       --       31        --       --       --
----------------------------------------------------------------------------------------------------------------------------------
TOTAL CLASS B TRANSACTIONS                                     90      123        63      288       97        (3)       8      115
==================================================================================================================================
Class C:
  Shares issued                                                28       --        --      320       --        --      139      285
  Shares issued in lieu of cash distributions                  --       --        --       --       --        --       --       91
  Shares redeemed                                              (9)      --        --      (29)      --        --     (171)    (137)
----------------------------------------------------------------------------------------------------------------------------------
TOTAL CLASS C TRANSACTIONS                                     19       --        --      291       --        --      (32)     239
==================================================================================================================================
Class S:
  Shares issued                                                72      126        --      627      140       267        5       --
  Shares issued in lieu of cash distributions                  --       --        --       33       67         4       --       --
  Shares redeemed                                             (45)      (7)       --     (255)    (148)     (195)      (1)      --
----------------------------------------------------------------------------------------------------------------------------------
TOTAL CLASS S TRANSACTIONS                                     27      119        --      405       59        76        4       --
==================================================================================================================================
Class Y:
  Shares issued                                             1,997    3,092     3,925   15,652    8,351     1,004    5,361   13,909
  Shares issued in lieu of cash distributions                  17    4,158     1,987    1,365    1,679       137       --    3,028
  Shares redeemed                                          (2,748)  (2,085)   (2,605)  (4,156)  (7,782)   (1,563) (11,261)  (7,480)
  Shares issued in connection with acquisition of Fund
   net assets                                                  --       --        --       --   14,027        --       --       --
----------------------------------------------------------------------------------------------------------------------------------
TOTAL CLASS Y TRANSACTIONS                                   (734)   5,165     3,307   12,861   16,275      (422)  (5,900)   9,457
==================================================================================================================================
NET INCREASE (DECREASE) IN CAPITAL SHARES                     (41)   6,708     3,737   15,539   17,339      (449)  (6,200)  10,305
==================================================================================================================================

                                                                           SMALL CAP                     MID CAP           MID CAP
                                                                          VALUE FUND                   CORE FUND       GROWTH FUND
----------------------------------------------------------------------------------------------------------------------------------
                                                                   10/1/01   10/1/00  10/1/01  11/1/00   11/1/99  10/1/01  10/1/00
                                                                        TO        TO       TO       TO        TO       TO       TO
                                                                   9/30/02   9/30/01  9/30/02  9/30/01  10/31/00  9/30/02  9/30/01
----------------------------------------------------------------------------------------------------------------------------------
Class A:
  Shares issued                                                      1,106       769      476      173       106    1,462    7,041
  Shares issued in lieu of cash distributions                          404       398       --    1,052        43       --    9,400
  Shares redeemed                                                   (1,654)     (706)    (536)    (312)     (700)  (6,171) (12,201)
----------------------------------------------------------------------------------------------------------------------------------
TOTAL CLASS A TRANSACTIONS                                            (144)      461      (60)     913      (551)  (4,709)   4,240
==================================================================================================================================
Class B:
  Shares issued                                                        220       142       93       86        10      150      375
  Shares issued in lieu of cash distributions                          156       155       --        6        --       --      192
  Shares redeemed                                                     (217)     (158)     (22)     (10)       (1)    (178)    (176)
----------------------------------------------------------------------------------------------------------------------------------
TOTAL CLASS B TRANSACTIONS                                             159       139       71       82         9      (28)     391
==================================================================================================================================
Class C:
  Shares issued                                                        146       290       48       --        --      169      881
  Shares issued in lieu of cash distributions                           58        13       --       --        --       --      237
  Shares redeemed                                                     (104)      (22)      (5)      --        --     (418)    (294)
----------------------------------------------------------------------------------------------------------------------------------
TOTAL CLASS C TRANSACTIONS                                             100       281       43       --        --     (249)     824
==================================================================================================================================
Class S:
  Shares issued                                                         40        --      224       63        --        3       --
  Shares redeemed                                                       (3)       --      (55)     (11)       --                --
----------------------------------------------------------------------------------------------------------------------------------
TOTAL CLASS S TRANSACTIONS                                              37        --      169       52        --        3       --
==================================================================================================================================
Class Y:
  Shares issued                                                      8,466    12,165    6,630   11,303     2,923   12,114   22,670
  Shares issued in lieu of cash distributions                        4,122     3,792       --    3,638       146       --    9,585
  Shares redeemed                                                  (12,422)   (8,889)  (3,074)  (8,827)   (4,617) (16,137) (11,904)
----------------------------------------------------------------------------------------------------------------------------------
TOTAL CLASS Y TRANSACTIONS                                             166     7,068    3,556    6,114    (1,548)  (4,023)  20,351
==================================================================================================================================
NET INCREASE (DECREASE) IN CAPITAL SHARES                              318     7,949    3,779    7,161    (2,090)  (9,006)  25,806
==================================================================================================================================

                                       127


                                                                           MID CAP                      LARGE CAP
                                                                        VALUE FUND                      CORE FUND
-----------------------------------------------------------------------------------------------------------------
                                                                 10/1/01   10/1/00   10/1/01   11/1/00    11/1/99
                                                                      TO        TO        TO        TO         TO
                                                                 9/30/02   9/30/01   9/30/02   9/30/01   10/31/00
-----------------------------------------------------------------------------------------------------------------
Class A:
  Shares issued                                                      365       332       144       127        155
  Shares issued in lieu of cash distributions                          9         7         2       153         45
  Shares redeemed                                                   (378)     (278)     (264)     (260)      (279)
  Shares issued in connection with acquisition of Fund
   net assets                                                         --        --        --       203         --
-----------------------------------------------------------------------------------------------------------------
TOTAL CLASS A TRANSACTIONS                                            (4)       61      (118)      223        (79)
=================================================================================================================
Class B:
  Shares issued                                                      115       122        55        43         85
  Shares issued in lieu of cash distributions                          2         1        --         5          1
  Shares redeemed                                                   (157)     (152)      (21)      (15)       (17)
  Shares issued in connection with acquisition of Fund
   net assets                                                         --        --        --        56         --
-----------------------------------------------------------------------------------------------------------------
TOTAL CLASS B TRANSACTIONS                                           (40)      (29)       34        89         69
=================================================================================================================
Class C:
  Shares issued                                                       56       178        41        --         --
  Shares issued in lieu of cash distributions                          1        --        --        --         --
  Shares redeemed                                                    (56)      (33)      (16)       --         --
-----------------------------------------------------------------------------------------------------------------
TOTAL CLASS C TRANSACTIONS                                             1       145        25        --         --
=================================================================================================================
Class S:
  Shares issued                                                        8         3       104        57         --
  Shares issued in lieu of cash distributions                         --        --        --        --         --
  Shares redeemed                                                     --        --       (95)      (63)        --
  Shares issued in connection with acquisition of Fund
   net assets                                                         --        --        --       120         --
-----------------------------------------------------------------------------------------------------------------
TOTAL CLASS S TRANSACTIONS                                             8         3         9       114         --
=================================================================================================================
Class Y:
  Shares issued                                                    3,949     6,832     4,258     5,657      4,085
  Shares issued in lieu of cash distributions                        138        78        18       831        190
  Shares redeemed                                                 (5,778)   (4,453)   (3,925)   (3,788)    (3,746)
  Shares issued in connection with acquisition of Fund
   net assets                                                         --        --        --     2,276         --
-----------------------------------------------------------------------------------------------------------------
TOTAL CLASS Y TRANSACTIONS                                        (1,691)    2,457       351     4,976        529
=================================================================================================================
NET INCREASE (DECREASE) IN CAPITAL SHARES                         (1,726)    2,637       301     5,402        519
=================================================================================================================

                                                                                   LARGE CAP            LARGE CAP
                                                                                 GROWTH FUND           VALUE FUND
-----------------------------------------------------------------------------------------------------------------
                                                                 10/1/01   11/1/00   12/1/99   10/1/01    10/1/00
                                                                      TO        TO        TO        TO         TO
                                                                 9/30/02   9/30/01  10/31/00   9/30/02    9/30/01
-----------------------------------------------------------------------------------------------------------------
Class A:
  Shares issued                                                      816     2,597        47       621        948
  Shares issued in lieu of cash distributions                         --     1,077        --        51        697
  Shares redeemed                                                 (1,482)   (4,194)       (2)   (1,851)    (2,467)
  Shares issued in connection with acquisition of Fund
   net assets                                                      7,834        --        --     1,960         --
-----------------------------------------------------------------------------------------------------------------
TOTAL CLASS A TRANSACTIONS                                         7,168      (520)       45       781       (822)
=================================================================================================================
Class B:
  Shares issued                                                    1,977       423       685       142        195
  Shares issued in lieu of cash distributions                         --       215        --         5        252
  Shares redeemed                                                (1,315)      (365)     (588)     (615)      (469)
  Shares issued in connection with acquisition of Fund
   net assets                                                      1,852        --        --       729         --
-----------------------------------------------------------------------------------------------------------------
TOTAL CLASS B TRANSACTIONS                                         2,514       273        97       261        (22)
=================================================================================================================
Class C:
  Shares issued                                                      135       793        --       151        414
  Shares issued in lieu of cash distributions                         --       106        --         1         34
  Shares redeemed                                                   (182)     (281)       --      (202)      (129)
  Shares issued in connection with acquisition of Fund
   net assets                                                      1,516        --        --         5         --
-----------------------------------------------------------------------------------------------------------------
TOTAL CLASS C TRANSACTIONS                                         1,469       618        --       (45)       319
=================================================================================================================
Class S:
  Shares issued                                                      931        --        --       131         --
  Shares issued in lieu of cash distributions                         --        --        --         8         --
  Shares redeemed                                                   (421)       --        --      (335)        --
  Shares issued in connection with acquisition of Fund
   net assets                                                         16        --        --     2,086         --
-----------------------------------------------------------------------------------------------------------------
TOTAL CLASS S TRANSACTIONS                                           526        --        --     1,890         --
=================================================================================================================
Class Y:
  Shares issued                                                   13,896    24,802     2,513     9,907     14,771
  Shares issued in lieu of cash distributions                         --     3,006        --       411      4,642
  Shares redeemed                                                (11,729)  (16,084)   (1,095)  (32,111)   (16,348)
  Shares issued in connection with acquisition of Fund
   net assets                                                     52,493        --        --    25,675         --
-----------------------------------------------------------------------------------------------------------------
TOTAL CLASS Y TRANSACTIONS                                        54,660    11,724     1,418     3,882      3,065
=================================================================================================================
NET INCREASE IN CAPITAL SHARES                                    66,337    12,095     1,560     6,769      2,540
=================================================================================================================

                                       128

                                                                                    BALANCED               EQUITY
                                                                                        FUND          INCOME FUND
-----------------------------------------------------------------------------------------------------------------
                                                                 10/1/01   11/1/00   11/1/99   10/1/01    10/1/00
                                                                      TO        TO        TO        TO         TO
                                                                 9/30/02   9/30/01  10/31/00   9/30/02    9/30/01
-----------------------------------------------------------------------------------------------------------------
Class A:
  Shares issued                                                      710       204       149     1,126        863
  Shares issued in lieu of cash distributions                        259       334       119        92        308
  Shares redeemed                                                 (2,634)     (457)     (437)   (1,430)      (497)
  Shares issued in connection with acquisition of Fund
   net assets                                                         --    11,723        --    11,570         86
-----------------------------------------------------------------------------------------------------------------
TOTAL CLASS A TRANSACTIONS                                        (1,665)   11,804      (169)   11,358        760
=================================================================================================================
Class B:
  Shares issued                                                      355       121        47       473        265
  Shares issued in lieu of cash distributions                         63        15         2        15        188
  Shares redeemed                                                 (1,130)      (67)       (3)     (391)      (206)
  Shares issued in connection with acquisition of Fund
   net assets                                                         --     4,859        --       913         69
-----------------------------------------------------------------------------------------------------------------
TOTAL CLASS B TRANSACTIONS                                          (712)    4,928        46     1,010        316
=================================================================================================================
Class C:
  Shares issued                                                      112        --        --       745        522
  Shares issued in lieu of cash distributions                          4        --        --        12         99
  Shares redeemed                                                    (97)       --        --      (274)      (111)
  Shares issued in connection with acquisition of Fund
   net assets                                                         --       248        --        24         --
-----------------------------------------------------------------------------------------------------------------
TOTAL CLASS C TRANSACTIONS                                            19       248        --       507        510
=================================================================================================================
Class S:
  Shares issued                                                    1,640       744        --       459         --
  Shares issued in lieu of cash distributions                         86        31        --        21         --
  Shares redeemed                                                 (1,572)     (960)       --      (339)        --
  Shares issued in connection with acquisition of Fund
   net assets                                                         --     4,345        --     3,648         27
-----------------------------------------------------------------------------------------------------------------
TOTAL CLASS S TRANSACTIONS                                           154     4,160        --     3,789         27
=================================================================================================================
Class Y:
  Shares issued                                                    7,150     1,659     2,282    27,490      6,753
  Shares issued in lieu of cash distributions                        800     1,018       401       308      1,549
  Shares redeemed                                                (12,860)   (2,394)   (3,831)  (11,132)    (6,668)
  Shares issued in connection with acquisition of Fund
   net assets                                                         --    34,324        --    31,843      3,459
-----------------------------------------------------------------------------------------------------------------
TOTAL CLASS Y TRANSACTIONS                                        (4,910)   34,607    (1,148)   48,509      5,093
=================================================================================================================
NET INCREASE (DECREASE) IN CAPITAL SHARES                         (7,114)   55,747    (1,271)   65,173      6,706
=================================================================================================================

5>   Investment Security Transactions

     During the fiscal year ended September 30, 2002, purchases of securities and proceeds from sales of securities, other than temporary investments in short-term securities, were as follows (000):

     FUND                                        PURCHASES              SALES
     ------------------------------------------------------------------------
     Health Sciences Fund                     $     28,490        $    30,299
     Real Estate Securities Fund                   140,361            118,413
     Technology Fund                               367,480            391,731
     Emerging Markets Fund                          70,614             69,646
     International Fund                            533,252            520,901
     Micro Cap Fund                                413,457            416,610
     Small Cap Core Fund                           937,036            760,212
     Small Cap Growth Fund                         960,811          1,011,853
     Small Cap Value Fund                          172,446            227,594
     Mid Cap Core Fund                           1,079,298            959,164
     Mid Cap Growth Fund                           827,146            869,571
     Mid Cap Value Fund                            294,200            315,377
     Large Cap Core Fund                           154,371            142,717
     Large Cap Growth Fund                         234,840            272,764
     Large Cap Value Fund                          885,709          1,247,399
     Balanced Fund                                 430,145            497,954
     Equity Income Fund                            417,153            217,817
     ------------------------------------------------------------------------

     During the fiscal year ended September 30, 2002, the Large Cap Value Fund paid brokerage commissions on portfolio transactions in the amount of (000) $80 to affiliates of USBAM.

     The aggregate gross unrealized appreciation and depreciation of securities held by the Funds and the total cost of securities for federal tax purposes at September 30, 2002, is as follows (000):

                                       AGGREGATE      AGGREGATE                    FEDERAL
                                           GROSS          GROSS                     INCOME
     FUND                           APPRECIATION   DEPRECIATION          NET      TAX COST
     -------------------------------------------------------------------------------------
     Health Sciences Fund             $    1,555     $   (5,403)  $   (3,848)  $    28,357
     Real Estate Securities Fund          10,398         (3,955)       6,443       122,420
     Technology Fund                         483        (65,561)     (65,078)      145,374
     Emerging Markets Fund                 4,043         (5,792)      (1,749)       50,974
     International Fund                   17,029       (171,766)    (154,737)      759,425
     Micro Cap Fund                       30,472        (91,386)     (60,914)      321,885
     Small Cap Core Fund                  30,340        (86,486)     (56,146)      503,072
     Small Cap Growth Fund                11,400        (42,369)     (30,969)      273,045
     Small Cap Value Fund                 69,478        (63,506)       5,972       406,238
     Mid Cap Core Fund                    37,185        (88,186)     (51,001)      612,814
     Mid Cap Growth Fund                   8,438        (45,606)     (37,168)      263,925
     Mid Cap Value Fund                   13,354        (40,125)     (26,771)      312,550
     Large Cap Core Fund                  48,930        (75,662)     (26,732)      312,774
     Large Cap Growth Fund                42,605       (169,242)    (126,637)      668,885
     Large Cap Value Fund                 43,772       (224,916)    (181,144)    1,169,048
     Balanced Fund                        40,900        (77,809)     (36,909)      503,168
     Equity Income Fund                   92,252       (183,184)     (90,932)      987,548
     -------------------------------------------------------------------------------------

     The differences between cost for financial statement purposes and federal tax purposes is primarily due to losses deferred from wash sales and investments in limited partnerships and REITs.

6>   Securities Lending Transactions

     In order to generate additional income, the Funds may lend portfolio securities representing up to one-third of the value of total assets (which includes collateral received for securities on loan) to broker-dealers, banks, or other institutional borrowers of securities. As with other extensions of credit, there may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the security fail financially. The market value of the securities on loan at September 30, 2002, the collateral purchased with cash received and held at September 30, 2002, with respect to such loans, and income generated during the fiscal year ended September 30, 2002, from the program were as follows (000):

                                       MARKET VALUE OF          INCOME RECEIVED
     FUND                            LOANED SECURITIES  FROM SECURITIES LENDING
     --------------------------------------------------------------------------
     Health Sciences Fund                   $   10,721                   $    7
     Real Estate Securities Fund                31,392                       15
     Technology Fund                            37,558                      117
     International Fund                             --                      914
     Micro Cap Fund                             70,671                      154
     Small Cap Core Fund                       161,316                      180
     Small Cap Growth Fund                      49,155                      198
     Small Cap Value Fund                      108,102                       88
     Mid Cap Core Fund                         246,717                      202
     Mid Cap Growth Fund                       106,227                      153
     Mid Cap Value Fund                        141,766                       75
     Large Cap Core Fund                       123,610                       91
     Large Cap Growth Fund                     257,279                       79
     Large Cap Value Fund                      426,638                      267
     Balanced Fund                             212,744                      185
     Equity Income Fund                        307,832                      117
     --------------------------------------------------------------------------


                                      MARKET VALUE OF COLLATERAL PURCHASED WITH CASH RECEIVED
                                      -------------------------------------------------------
                                                                    OTHER FIXED-
                                      REPURCHASE    MONEY MARKET          INCOME
     FUND                             AGREEMENTS     INSTRUMENTS      SECURITIES        TOTAL
     ----------------------------------------------------------------------------------------
     Health Sciences Fund             $    5,845       $     615      $    4,708   $   11,168
     Real Estate Securities Fund          17,094           1,797          13,769       32,660
     Technology Fund                      21,708           2,283          17,485       41,476
     Micro Cap Fund                       39,798           4,185          32,055       76,038
     Small Cap Core Fund                  88,713           9,327          71,454      169,494
     Small Cap Growth Fund                27,250           2,865          21,948       52,063
     Small Cap Value Fund                 59,068           6,211          47,575      112,854
     Mid Cap Core Fund                   136,240          14,325         109,735      260,300
     Mid Cap Growth Fund                  58,450           6,146          47,078      111,674
     Mid Cap Value Fund                   77,768           8,177          62,639      148,584
     Large Cap Core Fund                  68,653           7,218          55,296      131,167
     Large Cap Growth Fund               142,176          14,949         114,516      271,641
     Large Cap Value Fund                234,189          24,623         188,678      447,440
     Balanced Fund                       116,126          12,210          93,534      221,870
     Equity Income Fund                  169,079          17,777         136,185      323,041
     ----------------------------------------------------------------------------------------

     Effective January 1, 2002, USBAM began serving as the securities lending agent for the Funds in transactions involving the lending of portfolio securities on behalf of the Funds. Prior to that date, U.S. Bank served as the securities lending agent. For these services, the securities lending fees paid to USBAM/U.S. Bank from the Funds for the fiscal year ended September 30, 2002, were as follows:

     FUND                                         AMOUNT (000)
     ---------------------------------------------------------
     Health Sciences Fund                              $     5
     Real Estate Securities Fund                            12
     Technology Fund                                        80
     International Fund                                    135
     Micro Cap Fund                                         96
     Small Cap Core Fund                                   125
     Small Cap Growth Fund                                 128
     Small Cap Value Fund                                   60
     Mid Cap Core Fund                                     126
     Mid Cap Growth Fund                                    96
     Mid Cap Value Fund                                     56
     Large Cap Core Fund                                    60
     Large Cap Growth Fund                                  70
     Large Cap Value Fund                                  181
     Balanced Fund                                         122
     Equity Income Fund                                     84
     ---------------------------------------------------------

7> Options Written The following options written were outstanding as of September 30, 2002:

     PUT OPTIONS WRITTEN
                                                                 EXPIRATION   EXERCISE   NUMBER OF   MARKET VALUE
     ISSUER                                                            DATE      PRICE   CONTRACTS          (000)
     ------------------------------------------------------------------------------------------------------------
     LARGE CAP GROWTH FUND
       Applied Materials                                             Oct-02     $ 12.5         400        $    54
                                                                                                          -------
       Total put options outstanding (premiums received, $54)                                             $    54
                                                                                                          -------

     CALL OPTIONS WRITTEN
                                                                 EXPIRATION   EXERCISE   NUMBER OF   MARKET VALUE
     ISSUER                                                            DATE      PRICE   CONTRACTS          (000)
     -------------------------------------------------------------------------------------------------------------
     LARGE CAP GROWTH FUND:
       Cardinal Health                                               Oct-02     $   65         250        $    30
                                                                                                          -------
       Total call options outstanding (premiums received, $68)                                            $    30
                                                                                                          -------
     TECHNOLOGY FUND
       Motorola                                                      Jan-03       12.5         400             32
       Veritas                                                       Jan-03       17.5         300             59
                                                                                                          -------
       Total call options outstanding (premiums received, $91)                                            $    91
                                                                                                          -------

     Transactions in options written for the fiscal year ended September 30, 2002, were as follows:

                                                                                         NUMBER OF        PREMIUM
                                                                                         CONTRACTS   AMOUNT (000)
     ------------------------------------------------------------------------------------------------------------
     PUT OPTIONS WRITTEN

     LARGE CAP GROWTH FUND:
       Balance at September 30, 2001                                                           203       $     71
       Opened                                                                                3,125          1,177
       Expired                                                                                (295)           (62)
       Exercised                                                                              (243)           (59)
       Closed                                                                               (2,390)        (1,073)
                                                                                            ------       --------
       Balance at September 30, 2002                                                           400       $     54
                                                                                            ------       --------
     CALL OPTIONS WRITTEN

     LARGE CAP GROWTH FUND:
       Balance at September 30, 2001                                                           800       $    104
       Opened                                                                                4,450            653
       Expired                                                                              (2,249)          (359)
       Exercised                                                                            (1,052)           (84)
       Closed                                                                               (1,699)          (246)
                                                                                            ------       --------
       Balance at September 30, 2002                                                           250       $     68
                                                                                            ------       --------
     TECHNOLOGY FUND:
       Balance at September 30, 2001                                                            --       $     --
       Opened                                                                                  700             91
       Expired                                                                                  --             --
       Exercised                                                                                --             --
       Closed                                                                                   --             --
                                                                                            ------       --------
       Balance at September 30, 2002                                                           700       $     91
                                                                                            ------       --------

8>   Fund Mergers

     On May 14, 2002, shareholders of the Capital Growth Fund, Relative Value Fund, Growth & Income Fund, and Science & Technology Fund approved the Agreement and Plan of Reorganization recommended by the board of directors, providing for the merger into the Large Cap Growth Fund, Large Cap Value Fund, Equity Income Fund, and Technology Fund, respectively at the close of business May 17, 2002. Under the Agreement and Plan of Reorganization, Class A, Class B, Class C, Class S, and Class Y shares of the Capital Growth Fund, Relative Value Fund, Growth & Income Fund, and Science & Technology Fund were exchanged for Class A, Class B, Class C, Class S, and Class Y shares, respectively, of the Large Cap Growth Fund, Large Cap Value Fund, Equity Income Fund, and Technology Fund on a tax free basis. The following table illustrates the specifics of the merger (000):

                                                    ACQUIRED   SHARES ISSUED TO
                                                  FUND'S NET    SHAREHOLDERS OF   ACQUIRING FUND     COMBINED    TAX STATUS
ACQUIRED FUND           ACQUIRING FUND                ASSETS      ACQUIRED FUND       NET ASSETS   NET ASSETS   OF TRANSFER
---------------------------------------------------------------------------------------------------------------------------
First American          First American
 Capital Growth (1)      Large Cap Growth        $   211,365 (2)                     $   606,639  $   818,004   Non-taxable
  Class A                 Class A                                         7,834
  Class B                 Class B                                         1,852
  Class C                 Class C                                         1,516
  Class S                 Class S                                            16
  Class Y                 Class Y                                        52,493

First American          First American
 Relative Value          Large Cap Value (1)         526,014 (5)                         967,283    1,493,297   Non-taxable
  Class A                 Class A                                         1,960
  Class B                 Class B                                           729
  Class C                 Class C                                             5
  Class S                 Class S                                         2,086
  Class Y                 Class Y                                        25,675

First American          First American
 Growth & Income         Equity Income (1)           613,957 (3)                         521,078    1,135,035   Non-taxable
  Class A                 Class A                                        11,570
  Class B                 Class B                                           913
  Class C                 Class C                                            24
  Class S                 Class S                                         3,648
  Class Y                 Class Y                                        31,843

First American          First American
 Science & Technology    Technology (1)               30,411 (4)                         134,706      165,117   Non-taxable
  Class A                 Class A                                           167
  Class B                 Class B                                           599
  Class C                 Class C                                            26
  Class S                 Class S                                           401
  Class Y                 Class Y                                         2,708
---------------------------------------------------------------------------------------------------------------------------

(1)  Accounting survivor

(2) Includes capital loss carryover and tax losses deferred due to wash sales of $147,379, unrealized depreciation of $30,566.

(3) Includes capital loss carryover and tax losses deferred due to wash sales of $23,817, unrealized appreciation of $70,265.

(4) Includes capital loss carryover and tax losses deferred due to wash sales of $73,530, unrealized depreciation of $769.

(5)  Includes unrealized appreciation of $134,158.

     On August 31, 2001, shareholders of FAIF approved the agreement and plan of reorganization recommended by the board of directors, providing for the acquisition of Firstar Funds, Inc. On September 24, 2001, certain portfolios of FAIF, including newly formed shell portfolios (which were organized solely to acquire the assets and continue business of certain portfolios of the Firstar Funds) merged with certain portfolios of the Firstar Funds. The following table illustrates the specifics of the mergers of the FAIF portfolios covered by this annual report (000):

                                                    ACQUIRED   SHARES ISSUED TO
                                                  FUND'S NET    SHAREHOLDERS OF   ACQUIRING FUND     COMBINED    TAX STATUS
ACQUIRED FUND           ACQUIRING FUND                ASSETS      ACQUIRED FUND       NET ASSETS   NET ASSETS   OF TRANSFER
---------------------------------------------------------------------------------------------------------------------------
Firstar Large           First American
 Cap Core (1)            Large Cap Core (2)      $   335,610                         $        --   $  335,610   Non-taxable
  Class A                 Class A                                         1,406
  Class B                 Class B                                           123
  Class Y                 Class S                                           121
  Institutional Class     Class Y                                        12,631

                                       133

                                                    ACQUIRED   SHARES ISSUED TO
                                                  FUND'S NET    SHAREHOLDERS OF   ACQUIRING FUND       COMBINED    TAX STATUS
ACQUIRED FUND           ACQUIRING FUND                ASSETS      ACQUIRED FUND       NET ASSETS     NET ASSETS   OF TRANSFER
-----------------------------------------------------------------------------------------------------------------------------
Firstar Growth          First American
 & Income (1)            Growth & Income (2)     $   662,988                         $        --     $  662,988   Non-taxable
  Class A                 Class A                                         4,878
  Class B                 Class B                                           374
  Class Y                 Class S                                         1,447
  Institutional Class     Class Y                                        16,110

Firstar Relative        First American
 Value (1)               Relative Value (2)          395,702                                  --        395,702   Non-taxable
  Class A                 Class A                                         1,384
  Class B                 Class B                                           504
  Class Y                 Class S                                         1,134
  Institutional Class     Class Y                                        14,561

Firstar Large           First American
 Cap Growth (1)          Large Cap Growth (2)        185,259                                  --        185,259   Non-taxable
  Class A                 Class A                                           586
  Class B                 Class B                                         3,175
  Class Y                 Class S                                           657
  Institutional Class     Class Y                                         9,030

                        First American
Firstar Equity Income    Equity Income (1)            41,276 (3)                         245,057        286,333   Non-taxable
  Class A                 Class A                                            86
  Class B                 Class B                                            69
  Class Y                 Class S                                            27
  Institutional Class     Class Y                                         3,459

Firstar Balanced        First American
 Growth (1)              Balanced Growth             227,242                             225,353 (4)    579,042   Non-taxable
  Class A                 Class A                                         4,968
  Class B                 Class B                                           560
  Class Y                 Class S                                         3,880
  Institutional Class     Class Y                                        15,433

Firstar Balanced Income                              126,447 (4)                              --             --            --
  Class A                 Class A                                         4,483
  Class B                 Class B                                           891
  Class Y                 Class S                                           502
  Institutional Class     Class Y                                         7,951

Firstar Mid Cap         First American
 Core Equity (1)         Mid Cap Core (2)            468,645                                  --        468,645   Non-taxable
  Class A                 Class A                                         2,906
  Class B                 Class B                                            91
  Class Y                 Class S                                            39
  Institutional Class     Class Y                                        14,087

                        First American
Firstar Micro Cap (1)    Micro Cap (2)               289,894                                  --        289,894   Non-taxable
  Class A                 Class A                                         2,581
  Class B                 Class B                                           194
  Class Y                 Class S                                           119
  Institutional Class     Class Y                                        15,293

Firstar Small Cap       First American
 Core Equity (1)         Small Cap Core (2)          296,588                                  --        296,588   Non-taxable
  Class A                 Class A                                         1,452
  Class B                 Class B                                           174
  Class Y                 Class S                                           305
  Institutional Class     Class Y                                        23,845

Firstar International   First American
 Growth (1)              International               136,396                             536,522 (5)    708,158   Non-taxable
  Class A                 Class A                                           239
  Class B                 Class B                                            86
  Class Y                 Class S                                         1,128
  Institutional Class     Class Y                                        14,898

Firstar International
 Value                                                35,240 (5)                              --             --           --
  Class A                 Class A                                           368
  Class B                 Class B                                            39
  Class Y                 Class S                                             6
  Institutional Class     Class Y                                         3,813

                                       134

                                                     ACQUIRED     SHARES ISSUED TO
                                                   FUND'S NET      SHAREHOLDERS OF   ACQUIRING FUND     COMBINED    TAX STATUS
ACQUIRED FUND           ACQUIRING FUND                 ASSETS        ACQUIRED FUND       NET ASSETS   NET ASSETS   OF TRANSFER
------------------------------------------------------------------------------------------------------------------------------
                        First American Real
Firstar REIT             Estate Securities (1)    $    32,077 (6)                       $    63,394   $   95,471   Non-taxable
  Class A                 Class A                                               --
  Class B                 Class B                                               --
  Class Y                 Class S                                                6
  Institutional Class     Class Y                                            2,572

Firstar Science         First American
 & Technology (1)        Science & Technology (2)      35,449                                    --       35,449   Non-taxable
  Class A                 Class A                                              210
  Class B                 Class B                                              763
  Class Y                 Class S                                              300
  Institutional Class     Class Y                                            6,147

(1)  Accounting survivor

(2)  Shell portfolio

(3) Includes accumulated realized loss of ($239) and unrealized appreciation of $8,261.

(4) Includes accumulated realized loss of ($19,184) and unrealized depreciation of ($37,098).

(5) Includes accumulated realized loss of ($124,169) and unrealized depreciation of ($150,432).

(6) Includes accumulated realized loss of ($2,258) and unrealized appreciation of $1,791.

     On November 27, 2000, certain portfolios of the Firstar Funds, including newly formed shell portfolios (which were organized solely to acquire the assets and continue the business of certain portfolios of Mercantile Funds and Firstar Stellar Funds) merged with certain portfolios of Mercantile Funds and Stellar Funds. On December 11, 2000, certain other portfolios of Mercantile Funds and Firstar Stellar Funds merged into shell portfolios of Firstar Funds. The following table illustrates the specifics of the mergers of certain Funds included in this annual report (000):

                                                      ACQUIRED     SHARES ISSUED TO
                                                    FUND'S NET      SHAREHOLDERS OF   ACQUIRING FUND       COMBINED    TAX STATUS
ACQUIRED FUND             ACQUIRING FUND                ASSETS        ACQUIRED FUND       NET ASSETS     NET ASSETS   OF TRANSFER
---------------------------------------------------------------------------------------------------------------------------------
Mercantile                Firstar Large Cap
 Growth Equity             Core Equity (1)         $    95,738 (5)                       $   356,198     $  451,936   Non-taxable
  Class A                   Class A                                             203
  Class B                   Class B                                              56
  Institutional Class       Class Y                                             120
  Trust Class               Institutional Class                               2,276

Firstar Stellar           Firstar Large Cap
 Growth Equity (1)         Growth (2)                  320,713                                    --        320,713   Non-taxable
  Class A                   Class A                                              57
  Class B                   Class B                                           3,972
  Class Y                   Institutional Class                               9,383

Mercantile                Firstar
 Equity Income (1)         Equity Income (2)            51,717                                    --         51,717   Non-taxable
  Class A                   Class A                                             134
  Class B                   Class B                                              98
  Institutional Class       Class Y                                              12
  Trust Class               Institutional Class                               7,693

Mercantile                Firstar
 Small Cap Equity (1)      Emerging Growth             137,018                               198,507 (6)    335,525   Non-taxable
  Class A                   Class A                                             801
  Class B                   Class B                                              31
  Trust Class               Institutional Class                              14,027

Mercantile                Firstar Core
 International Equity (1)  International Equity        131,976                                37,900        169,876   Non-taxable
  Class A                   Class A                                               2
  Class B                   Class B                                               9
  Trust Class               Institutional Class                               2,901

Firstar Stellar REIT (1)  Firstar REIT (2)              36,907                                  --           36,907   Non-taxable
  Class Y                   Institutional Class                               4,085

(1)  Accounting survivor

(2)  Shell portfolio

(3) Includes accumulated realized loss of ($114) and unrealized depreciation of ($283).

(4)  Includes unrealized appreciation of $50,298.

(5)  Includes unrealized appreciation of $40,483.

(6)  Includes unrealized appreciation of $18,818.

9>   Subsequent Events

     Effective October 25, 2002, the Large CapCore, Mid Cap Core, and Large Cap Core Funds acquired substantially all of the assets of the Equity Growth A, Special Equity Growth B and Common Stock (KS) Common Trust Funds (sponsored by U.S. Bank), respectively, in exchange for Class Y shares of the respective First American Funds.

     On November 22, 2002, the Equity Income and Small Cap Core Funds will acquire substantially all of the assets of the Growth & Income and Emerging Growth Common Trust Funds (sponsored by U.S. Bank), respectively, in exchange for Class Y shares of the respective First American Funds.

NOTICE TO Shareholders September 30, 2002

     The information set forth below is for each Fund's fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2003. Please consult your tax advisor for proper treatment of this information.

     Dear First American Shareholders:

     For the fiscal year ended September 30, 2002, each Fund has designated long term capital gains with regard to distributions paid during the year as follows:

                                                   LONG TERM          ORDINARY
                                               CAPITAL GAINS            INCOME            TOTAL
                                               DISTRIBUTIONS     DISTRIBUTIONS    DISTRIBUTIONS         QUALIFYING
                                             (TAX BASIS) (2)   (TAX BASIS) (2)  (TAX BASIS) (2)  DIVIDENDS (1) (2)
                    ----------------------------------------------------------------------------------------------
                    Emerging Markets Fund                 --%              100%             100%                --%
                    Small Cap Core Fund                  100                --              100                 --
                    Small Cap Value Fund                  88                12              100                 29
                    Mid Cap Value Fund                    --               100              100                100
                    Large Cap Core Fund                   --               100              100                 72
                    Balanced Fund                         --               100              100                 25
                    Equity Income Fund                     1                99              100                 98

                    (1)  Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.
                    (2)  Real Estate Securities Fund is not shown due to the
                         fact that the tax year end is December 31st.

Directors and Officers of the Fund

Independent Directors

                               POSITION(S)    TERM OF OFFICE
                               HELD           AND LENGTH OF                      PRINCIPAL OCCUPATION(S)
  NAME, ADDRESS, AND AGE       WITH FUND      TIME SERVED                        DURING PAST 5 YEARS
-------------------------------------------------------------------------------------------------------------
  Roger A. Gibson,             Director       Term expiring earlier of           Vice President, Cargo - United
  1200 Algonquin Road,                        death, resignation, removal,       Airlines, since July 2001; Vice
  Elk Grove Village, Illinois                 disqualification, or successor     President, North
  60007 (56)                                  duly elected and qualified.        America-Mountain Region for
                                              Director of FAIF since October     United Airlines (1995-2001)
                                              1997

  Andrew M. Hunter III,        Director       Term expiring earlier of           Chairman, Hunter, Keith
  537 Harrington Road,                        death, resignation, removal,       Industries, a diversified
  Wayzata,Minnesota                           disqualification, or successor     manufacturing and services
  55391 (55)                                  duly elected and qualified.        management company, since 1975
                                              Director of FAIF since January
                                              1997

  Leonard W. Kedrowski,        Director       Term expiring earlier of           Owner, Executive Management
  16 Dellwood Avenue,                         death, resignation, removal,       Consulting,Inc., a management
  Dellwood, Minnesota                         disqualification, or successor      consulting firm, since 1992;
  55110 (61)                                  duly elected and qualified.        Chief Executive
                                              Director of FAIF since             Officer, Creative Promotions
                                              November 1993                      International, LLC, a
                                                                                 promotional award programs and
                                                                                 products company, since 1999;
                                                                                 Board member, GC McGuiggan
                                                                                 Corporation (DBA Smyth
                                                                                 Companies), a label printer,
                                                                                 since 1993*, Advisory Board
                                                                                 member, Designer
                                                                                 Doors, manufacturer of designer
                                                                                 doors from 1998-2002; acted as
                                                                                 CEO of Graphics Unlimited from
                                                                                 1996-1998

  Richard K. Riederer,         Director       Term expiring earlier of           Retired; President and Chief
  741 Chestnut Road,                          death, resignation, removal,       Executive Officer, Weirton
  Sewickley, Pennsylvania                     disqualification, or successor     Steel (1995-2001);
  15143 (58)                                  duly elected and qualified.        Director, Weirton Steel
                                              Director of FAIF since August      (1993-2001)
                                              2001

  Joseph D. Strauss,           Director       Term expiring earlier of           Chairman of FAF's and FAIF's
  8525 Edinbrook Crossing,                    death, resignation, removal,       Boards from 1993 to September
  Suite 5, Brooklyn Park,                     disqualification, or successor     1997 and of FASF's Board from
  Minnesota 55443 (62)                        duly elected and qualified.        June 1996 to September 1997;
                                              Director of FAIF since April       President of FAF and FAIF from
                                              1991                               June 1989 to November 1989;
                                                                                 Owner and Executive
                                                                                 Officer, Excensus(TM) LLC, a
                                                                                 consulting firm, since 2001;
                                                                                 Owner and President, Strauss
                                                                                 Management Company, a Minnesota
                                                                                 holding company for various
                                                                                 organizational management
                                                                                 business ventures, since 1993;
                                                                                 Owner, Chairman and Chief
                                                                                 Executive Officer, Community
                                                                                 Resource Partnerships, Inc., a
                                                                                 strategic planning, operations
                                                                                 management, government
                                                                                 relations, transportation
                                                                                 planning and public relations
                                                                                 organization, since 1993;
                                                                                 attorney at law

                               NUMBER OF PORTFOLIOS            DIRECTORSHIPS
                               IN FUND COMPLEX                 HELD BY
  NAME, ADDRESS, AND AGE       OVERSEEN BY DIRECTOR            DIRECTOR+
----------------------------------------------------------------------------
  Roger A.Gibson,              First American Funds            None
  1200 Algonquin Road,         Complex: thirteen registered
  Elk Grove Village, Illinois  investment companies,
  60007 (56)                   including sixty nine
                               portfolios

  Andrew M.Hunter III,         First American Funds            None
  537 Harrington Road,         Complex: thirteen registered
  Wayzata, Minnesota           investment companies,
  55391 (55)                   including sixty nine
                               portfolios

  Leonard W.Kedrowski,         First American Funds            None
  16 Dellwood Avenue,          Complex: thirteen registered
  Dellwood, Minnesota          investment companies,
  55110 (61)                   including sixty nine
                               portfolios

  Richard K.Riederer,          First American Funds            None
  741 Chestnut Road,           Complex: thirteen registered
  Sewickley, Pennsylvania      investment companies,
  15143 (58)                   including sixty nine
                               portfolios

  Joseph D.Strauss,            First American Funds            None
  8525 Edinbrook Crossing,     Complex: thirteen registered
  Suite 5, Brooklyn Park,      investment companies,
  Minnesota 55443 (62)         including sixty nine
                               portfolios

                                       138


                             POSITION(S)    TERM OF OFFICE
                             HELD           AND LENGTH OF                      PRINCIPAL OCCUPATION(S)
  NAME, ADDRESS, AND AGE     WITH FUND      TIME SERVED                        DURING PAST 5 YEARS
----------------------------------------------------------------------------------------------------------------
  Virginia L. Stringer,      Chair;         Chair term three                   Owner and President, Strategic
  712 Linwood Avenue,        Director       years. Director term expiring      Management Resources, Inc., a
  St.Paul, Minnesota                        earlier of death,                  management consulting
  55105 (58)                                resignation, removal,              firm, since 1993; Executive
                                            disqualification, or successor     Consultant for State Farm
                                            duly elected and                   Insurance Company since 1997;
                                            qualified. Chair of FAIF's         formerly President and
                                            Board since September 1997;        Director, The Inventure Group, a
                                            Director of FAIF since August      management consulting and
                                            1987                               training company; President,
                                                                               Scott's, Inc., a transportation
                                                                               company, and Vice President of
                                                                               Human Resources, The Pillsbury
                                                                               Company

  James M. Wade,             Director       Term expiring earlier of           Owner and President, Jim Wade
  2802 Wind Bluff Circle,                   death, resignation, removal,       Homes, a homebuilding company,
  Wilmington, North Carolina                disqualification, or               since 1999
  28409 (59)                                successor duly elected and
                                            qualified. Director of FAIF
                                            since August 2001

Interested Director(s)

  John M. Murphy, Jr.,       Director       Term expiring earlier of           Executive Vice President, U.S.
  800 Nicollet Mall,                        death, resignation, removal,       Bancorp since January 1999;
  Minneapolis, Minnesota                    disqualification, or successor     Minnesota State Chairman -
  55402 (61) *                              duly elected and qualified.        U.S. Bancorp since 2000;
                                            Director of FAIF since June        Chairman and Chief Investment
                                            1999                               Officer, First American Asset
                                                                               Management and U.S.Bank
                                                                               Trust, N.A., and Executive Vice
                                                                               President, U.S.Bancorp
                                                                               (1991-1999).

                               OTHER
                               NUMBER OF PORTFOLIOS            DIRECTORSHIPS
  NAME,ADDRESS,AND AGE         IN FUND COMPLEX                 HELD BY
                               OVERSEEN BY DIRECTOR            DIRECTOR+
----------------------------------------------------------------------------
  Virginia L. Stringer,        First American Funds            None
  712 Linwood Avenue,          Complex: thirteen registered
  St.Paul, Minnesota           investment companies,
  55105 (58)                   including sixty nine
                               portfolios

  James M. Wade,               First American Funds            None
  2802 Wind Bluff Circle,      Complex: thirteen registered
  Wilmington, North Carolina   investment companies,
  28409 (59)                   including sixty nine
                               portfolios

Interested Director(s)

  John M. Murphy, Jr.,         First American Funds            None
  800 Nicollet Mall,           Complex: thirteen registered
  Minneapolis, Minnesota       investment companies,
  55402 (61) *                 including sixty nine
                               portfolios

Officers

                                  POSITION(S)    TERM OF OFFICE
                                  HELD           AND LENGTH OF
  NAME,ADDRESS,AND AGE            WITH FUND      TIME SERVED                         PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
----------------------------------------------------------------------------------------------------------------------------------
  Thomas S. Schreier, Jr.,        President      Re-elected by the Board             Chief Executive Officer of U.S.Bancorp Asset
  U.S.Bancorp Asset                              annually; President of FAIF         Management, Inc. since May 2001; Chief
  Management, Inc.,                              since February 2001                 Executive Officer of First American Asset
  800 Nicollet Mall,                                                                 Management from December 2000 through May
  Minneapolis, Minnesota                                                             2001 and of Firstar Investment & Research
  55402 (40)**                                                                       Management Company from February 2001 through
                                                                                     May 2001; Senior Managing Director and Head
                                                                                     of Equity Research of U.S.Bancorp Piper
                                                                                     Jaffray from October 1998 through December
                                                                                     2000; Senior Airline Analyst and Director,
                                                                                     Equity Research of Credit Suisse First Boston
                                                                                     through 1998

  Mark S. Jordahl,                Vice           Re-elected by the Board             Chief Investment Officer of U.S.Bancorp Asset
  U.S.Bancorp Asset               President-     annually; Vice President -          Management, Inc. since September 2001;
  Management, Inc.,               Investments    Investments of FAIF since           President and Chief Investment Officer, ING
  800 Nicollet Mall,                             September 2001                      Investment Management-Americas (September
  Minneapolis, Minnesota                                                             2000 to June 2001); Senior Vice President and
  55402 (42)**                                                                       Chief Investment Officer, ReliaStar Financial
                                                                                     Corp. (January 1998 to September 2000);
                                                                                     Executive Vice President and Managing
                                                                                     Director, Washington Square Advisers (January
                                                                                     1996 to December 1997)

  Jeffery M. Wilson,              Vice           Re-elected by the Board annually;   Senior Managing Director of U.S.Bancorp Asset
  U.S.Bancorp Asset               President-     Vice President - Administration of  Management since May 2001; Senior Vice
  Management, Inc.,               Administration FAIF since March 2000               President of First American Asset Management
  800 Nicollet Mall,                                                                 through May 2001
  Minneapolis, Minnesota
  55402 (46)**

  Robert H. Nelson,               Treasurer      Re-elected by the Board annually;   Chief Operating Officer of U.S.Bancorp Asset
  U.S.Bancorp Asset                              Treasurer of FAIF since             Management since May 2001; Senior Vice
  Management, Inc.,                              March 2000                          President of First American Asset Management
  800 Nicollet Mall,                                                                 from 1998 through May 2001 and of Firstar
  Minneapolis, Minnesota                                                             Investment & Research Management Company from
  55402 (39)**                                                                       February 2001 through May 2001; Senior Vice
                                                                                     President of Piper Capital Management
                                                                                     Inc. through 1998

  James D. Alt,                   Secretary      Re-elected by the Board annually;   Partner, Dorsey & Whitney LLP, a
  50 South Sixth Street, Suite                   Assistant Secretary of FAIF from    Minneapolis-based law firm
  1500, Minneapolis, Minnesota                   September 1998 through
  55402 (51)                                     June 2002; Secretary of FAIF
                                                 since June 2002

  Michael J. Radmer,              Assistant      Re-elected by the Board annually;   Partner, Dorsey & Whitney LLP, a
  50 South Sixth Street, Suite    Secretary      Assistant Secretary of FAIF since   Minneapolis-based law firm
  1500, Minneapolis, Minnesota                   March 2000; Secretary of FAIF
  55402 (57)                                     from September 1999 through
                                                 March 2000

  Kathleen L. Prudhomme,          Assistant      Re-elected by the Board annually;   Partner, Dorsey & Whitney LLP, a
  50 South Sixth Street, Suite    Secretary      Assistant Secretary of FAIF since   Minneapolis-based law firm
  1500, Minneapolis, Minnesota                   September 1998
  55402 (49)

  Douglas G. Hess,                Assistant      Re-elected by the Board annually;   Assistant Vice President, Fund Compliance
  615 East Michigan Street,       Secretary      Assistant Secretary of FAIF since   Administrator, U.S.Bancorp Fund Services, LLC
  Milwaukee, Wisconsin                           September 2001                      (FKA Firstar Mutual Fund Services, LLC) since
  53202 (35)**                                                                       March 1997

* Mr.Murphy is considered an " Director because of his employment with U.S.Bancorp, U.S.Bancorp Asset Management Inc., and U.S.Bank Trust National "interested Association., and his ownership of securities issued by U.S.Bancorp.

** Messrs. Schreier, Jordahl, Wilson, and Nelson are each officers of U.S.Bancorp Asset Management, Inc., which serves as investment advisor for FAIF. Mr. Hess is an officer of U.S.Bancorp Fund Services, LLC, which is a subsidiary of U.S.Bancorp and which serves as Co-Administrator for FAIF.

+ Includes only directorships in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act or subject to the requirements of Section 15(d)of the Securities Exchange Act, or any company registered as an investment company under the Investment Company Act.

FAF    First American Funds, Inc.

FAIF   First American Investment Funds, Inc.

FASF   First American Strategy Funds, Inc.

The Statement of Additional Information (SAI) includes additional information about fund directors and is available upon request without charge by calling 800-677-FUND or writing to First American Funds, P.O.Box 1330, Minneapolis, Minnesota, 55440-1330.

BOARD OF DIRECTORS FIRST AMERICAN INVESTMENT FUNDS, INC.


          Roger Gibson
          Director of First American Investment Funds, Inc.
          Vice President of North America-Mountain Region for United Airlines

          Andrew Hunter III
          Director of First American Investment Funds, Inc.
          Chairman of Hunter, Keith Industries, Inc.

          Leonard Kedrowski
          Director of First American Investment Funds, Inc.
          Owner and President of Executive and Management Consulting, Inc.

          John Murphy Jr.
          Director of First American Investment Funds, Inc.
          Executive Vice President of U.S. Bancorp

          Richard Riederer
          Director of First American Investment Funds, Inc.
          Retired; former President and Chief Executive Officer of Weirton Steel

          Joseph Strauss
          Director of First American Investment Funds, Inc.
          Former Chairman of First American Investment Funds, Inc. Owner and President of Strauss Management Company

          Virginia Stringer
          Chairperson of First American Investment Funds, Inc.
          Owner and President of Strategic Management Resources, Inc.

          James Wade
          Director of First American Investment Funds, Inc.
          Owner and President of Jim Wade Homes

[FIRST AMERICAN FUNDS(TM) LOGO]

DIRECT FUND CORRESPONDENCE TO:

FIRST AMERICAN FUNDS
P.O. Box 1330
Minneapolis, MN 55440-1330

This report and the financial statements contained herein are submitted for the general information of the shareholders of the corporation and are not intended to be a forecast of future events, a guarantee of future results, nor investment advice. Further, there is no assurance that certain securities will remain in or out of each fund's portfolio.

Please refer to the prospectus which contains more complete information on the First American Funds, including risks, fees, and expenses. Please read it carefully before investing or sending money. This report must be preceded or accompanied by a current prospectus.

Past performance does not guarantee future results. The principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

INVESTMENT ADVISOR
     U.S. BANCORP ASSET MANAGEMENT, INC.
     800 Nicollet Mall
     Minneapolis, Minnesota 55402

CO-ADMINISTRATORS
     U.S. BANCORP ASSET MANAGEMENT, INC.
     800 Nicollet Mall
     Minneapolis, Minnesota 55402

     U.S. BANCORP FUND SERVICES, LLC
     615 East Michigan Street
     Milwaukee, Wisconsin 53202

CUSTODIAN
     U.S. BANK NATIONAL ASSOCIATION
     180 East Fifth Street
     St. Paul, Minnesota 55101

DISTRIBUTOR
     QUASAR DISTRIBUTORS, LLC
     615 East Michigan Street, 2nd floor
     Milwaukee, Wisconsin 53202

INDEPENDENT AUDITORS
     ERNST & YOUNG LLP
     220 South Sixth Street
     Suite 1400
     Minneapolis, Minnesota 55402

COUNSEL
     DORSEY & WHITNEY LLP
     50 South Sixth Street
     Suite 1500
     Minneapolis, Minnesota 55402


FIRST AMERICAN FUNDS                                           -----------------
P.O. Box 1330                                                      Bulk Rate
Minneapolis, MN 55440-1330                                        U.S. Postage
                                                                     Paid
                                                                   Mpls, MN
In an attempt to reduce shareholder costs and help             Permit No. 26388
eliminate duplication, First American Funds will try to        -----------------
limit their mailing to one report for each address that
lists one or more shareholders with the same last name.        USPS Mailer 881
If you would like additional copies, please call First          Approved Poly
American Funds Investor Services at 800.677.FUND. Visit us at firstamericanfunds.com.

2254-02       11/2002     AR-EQUITY